                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-06654


                              BNY Hamilton Funds
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



 3435 Stelzer Road, Suite 1000 Columbus,                    OH 43219
-------------------------------------------      -------------------------------
(Address of principal executive offices)                   (Zip code)


                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 1-800-426-9363


Date of fiscal year end: December 31, 2007


Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2007


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The first six months of 2007 were again a period of volatility in the U.S. equity markets. Stocks rose quite steadily early in the period, but then experienced an abrupt, steep decline at the end of February, when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Further negative sentiment crept into the market during the first quarter, as concerns rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy.

In the spring, however, a more positive tone reasserted itself. Corporate earnings reports came in stronger than expected, and the impact from the various challenges in the real estate and mortgage arena proved to be much less than many had anticipated. This buoyed stocks through April and May. By early June, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets, with the result being negative performance for that month, although returns for the six months were firmly in the positive range. Over the six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

Over the period, large-cap stocks slightly outperformed small caps. This marked a mild reversal, as small caps had outperformed their large-company counterparts for several years. In a slight twist, however, mid-cap stocks offered the strongest performance. Reflecting another change after a multi-year trend, growth stocks outperformed value stocks across all market capitalizations over the six months.

The outlook for U.S. equities in the months ahead remains uncertain. Although long-term rates did rise during the period, the outlook for interest rates and inflation is generally tame. Energy prices remain high, though, and the ultimate shakeout from weakness in the housing market and difficulties with subprime borrowers and lenders remains to be seen. Both of these factors could put a crimp in consumer spending, which is responsible for the majority of economic activity in the U.S. Nonetheless, while the tone of the markets may have grown more cautious, positive sentiment still appears to outweigh negative among domestic equity investors.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 6.96%. The Russell 2000(R) Index of small-cap stocks posted a total return of 6.46% for the same period.

International markets offered strong performance over the six months, outpacing the major U.S. equity indexes. As in the U.S., though, the path was not always smooth, with a generally strong start in the first two months of the year, followed by a sharp pullback at the end of February. Again, concerns that a weak housing market and problems with subprime loans would hurt U.S. consumers, in this case reducing their demand for imported goods, drove the downturn. China's precipitous single-day drop of 9% in February was also fueled in part by concerns that that market was becoming overheated. Indeed, for the six months, returns for China were well in the double digits. In the spring, emerging markets led the charge for international stocks, moving past their February declines to surge ahead of developed market indexes.

Toward the end of June, fears about rising global interest rates, the potential for inflation given strong economic growth in global markets, and the remaining potential for repercussions from difficulties in the U.S. subprime mortgage market all lent a note of uncertainty to global markets, even as they continued to post solid returns. The U.S. Dollar remained weak against major foreign currencies, raising some concerns but also boosting returns for dollar-based investors.

For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index(R)--which reflects returns after currency conversions--returned 10.74%, outpacing major domestic equity indexes.

The fixed-income markets were marked by a lack of action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke held the federal funds target rate steady at 5.25%, where it has now stood for a year. Early in the year, many observers believed the Federal Reserve had raised rates sufficiently to keep inflation at bay, while keeping them low enough to keep the economy growing at a healthy, sustainable level. For a time, prices in the fixed-income market reflected the belief held by many that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a profile that is more in line with historical norms than its recent flat to inverted state.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After the sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. As the period progressed, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues for the six months.

As the period drew to a close, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. We are looking ahead to the coming six months with an element of caution, but also with confidence in the strengths that still underpin the U.S. economy and the markets. There is not yet a clear picture of how extensive the impact of the problems with subprime mortgages will be, and the situation will require careful monitoring for the foreseeable future. Economic growth around the globe remains robust; while this situation does also present some risk of inflation, it could create tremendous opportunities for companies both in the U.S. and abroad.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

       LOGO
Joseph F. Murphy
Managing Director
President, BNY Hamilton Funds
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers..... Page  5

Fees and Expenses.......      18

Portfolio Summaries.....      22

Schedules of Investments      24

Statements of Assets and
 Liabilities............      50

Statements of Operations      56

Statements of Changes in Net
 Assets...................... Page 58

Financial Highlights.........      64
Notes to Financial Statements      76

Information about Advisory
 Agreements..................      85

Directors and Officers.......      89

BNY Hamilton Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 2.62%, Hamilton
   Shares returned 2.60%, Premier Shares returned 2.47%, Classic Shares returned 2.35% and Agency Shares returned 2.55% for the six months ended June 30, 2007. From May 11, 2007 through June 30, 2007, the Retail Shares posted a return of 0.62%.

   The seven-day current and the 30-day effective yields for the period ended June 30, 2007 were 5.26% and 5.23%, respectively, for Institutional Shares, 5.21% and 5.18% for the Hamilton Shares, 4.96% and 4.94% for the Premier Shares, 4.71% and 4.69% for the Classic Shares, 4.45% and 4.43% for the Retail Shares and 5.11% and 5.08% for the Agency Shares.

   As of June 30, 2007, the Fund had total assets of more than $10.9 billion.

   The Fund's outperformance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the fixed-income asset class that appears to provide the strongest risk/return properties. Selecting securities with maturities at strategic points across the money market spectrum is also an essential part of the process. Over the past six months, we found increasing value among quarterly floating-rate notes and three-month commercial paper.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned an AAAm rating from Standard & Poor's Corporation, an Aaa rating from Moody's Investor Services, and an AAA rating from Fitch Rating Inc. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund remained broadly diversified with exposure to various fixed--and variable-rate securities including commercial paper (62% of assets), bank debt (12%), master notes (4%), corporate debt (21%), and government agencies (1%). The Fund's weighted average maturity (WAM) was at 43 days as of June 30, 2007.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of June, the yield curve had reverted back to a normal, positively sloped profile as the economy exhibited signs of continued growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast. Under these conditions, we are closely watching the market for new opportunities to find securities offering the strongest relative value within this asset class.

BNY Hamilton Treasury Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton Treasury Money Fund posted a total return of 2.54%, Hamilton Shares returned 2.52%, Premier Shares returned 2.39%, Classic Shares returned 2.27%, and Agency Shares returned 2.47% for the six months ended June 30, 2007.

   The seven-day current and 30-day effective yields for the period ended June 30, 2007 were 4.63% and 4.91%, respectively, for the Institutional Shares, 4.58% and 4.86% for the Hamilton Shares, 4.33% and 4.67% for the Premier Shares, 4.08% and 4.36% for the Classic Shares and 4.48% and 4.76% for the Agency Shares.

   As of June 30, 2007, the Fund had total assets of about $3.07 billion, a moderate increase from its level at the start of the year.

   The Fund's outperformance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the area of the Treasury market that appears to provide the strongest risk/return properties. Selecting securities with maturities at strategic points across the Treasury market spectrum is also an essential part of the process. At this point, the portfolio is heavily invested in the overnight market, as we believe it offers the greatest value, relative to Treasury bills and notes.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned an AAAm rating from Standard & Poor's Corporation, a Aaa rating from Moody's Investor Services, and an AAA rating from Fitch Rating Inc. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our relative value approach led us to keep most of the Fund's assets invested in Repurchase Agreements to a variety of counterparties, with the remainder invested in short-dated Treasury Bonds and Notes. This positioning has remained quite steady throughout the six months. The Fund's weighted average maturity (WAM) was three days as of June 30, 2007.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of June, the yield curve had reverted back to a normal, positively sloped profile as the economy exhibited signs of continued growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast. Under these conditions, we are closely watching the market for new opportunities to find securities offering the strongest relative value within this asset class.

BNY Hamilton New York Tax-Exempt Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Similarly, the one-month Lipper New York Tax Exempt Money Fund average was unchanged at 0.26% (3.12% annualized) as of June 30, 2007 and December 31, 2006. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six month period ended June 30, 2007, Hamilton Shares of the Fund posted a total return of 1.71%, Premier Shares returned 1.58%, and Classic Shares returned 1.46%. In comparison, the Lipper New York

   Tax Exempt Money Market Index posted a 1.54% total return for same period. The Fund's seven-day current and 30-day effective yields as of June 30, 2007, were 3.44% and 3.42%, respectively, for the Hamilton Shares, 3.19% and 3.17% for the Premier shares, and 2.94% and 2.92% for the Classic shares.

   As of June 30, 2007, the Fund's assets totaled $237 million.

   The Fund's average maturity was 15 days as of June 30, 2007, which is the same figure recorded at the end of 2006.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's better-than-average performance can be attributed to buying along the yield curve in the areas that provided the best value. In general, we did not pursue lower-yielding, longer-dated investments, as they had already priced in future cuts in the federal funds target rate. We emphasized more variable, short-term investments, which generally offered better yields than longer-dated fixed-rate securities. By keeping our average maturity in the relatively low 14- to 16-day range, we were able to outpace portfolios with longer averages.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of June, the yield curve had reverted back to a normal, positively sloped profile as the economy exhibited signs of continued growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast. Under these conditions, we are closely watching the market in an effort to identify the appropriate time to shift from our overweighting in floating-rate issues and increase our allocation to fixed-rate securities. We will remain cautious until we see a clearer economic landscape.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Denise El Chaar, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform during the period? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton 100% Treasury Securities Money Fund posted a total return of 2.44% and Premier Shares returned 2.29%, for the six-month period ended June 30, 2007. Hamilton Shares posted 1.23% for the period March 30, 2007 through June 30, 2007, the Classic Shares posted a return of 2.19% for the period January 3, 2007 through June 30, 2007. The seven-day current and 30-day effective yields for the period ended June 30, 2007 were 4.74% and 4.77%, respectively, for the Institutional Shares, 4.70% and 4.74% for the Hamilton Shares, 4.45% and 4.48% for the Premier Shares and 4.31% and 4.34% for the Classic Shares. As of June 30, 2007, the Fund had a total asset size of $80 million.

   The Fund's performance is largely attributable to our emphasis on duration management.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns versus the three-month LIBOR and the Lipper Treasury Index. To this end, we invest opportunistically in U.S. Treasurys. Our approach over the past six months was to modify the Fund's duration (a measure of sensitivity to interest-rate hikes) to avoid some technical pitfalls affecting the Treasury markets.

   During the first quarter, with rates higher on the short end of the yield curve amid a sharp rise in one-month yields, we shortened the Fund's duration and invested in Treasury Bills that were due to mature before the mid-April deadline for payment of federal income taxes. As result of this move, the Fund's weighted average maturity was just 20 days.

   In the second quarter, Treasury Bill issuance declined substantially, due in part to higher federal income-tax receipts. This affected the entire Treasury Bill yield curve. In addition to lengthening the portfolio's duration as a defensive response to these challenging technical factors, we also purchased when-issued securities whenever possible. We found these issues desirable because they often traded at a discount to the current issues.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of June, the yield curve had reverted back to a normal, positively sloped profile as the economy exhibited signs of continued growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast. Under these conditions, we are closely watching the market for new opportunities.

BNY Hamilton U.S. Government Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Denise EI Chaar, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 2.58% and Premier
   Shares returned 2.43% for the six-month period ended June 30, 2007.

   The seven-day current and the 30-day effective yields for the six-month period ended June 30, 2007 were 5.18% and 5.14%, respectively, for the Institutional Shares and 4.89% and 4.85% for the Premier Shares. As of June 30, 2007, the Fund had total assets of $57 million.

   The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we shortened the Fund's average maturity to 37 days by overweighting our exposure in the overnight market; this allowed us to take advantage of higher repurchase-agreement rates. At the end of the period, the Fund had 81% of its assets in overnight collateralized repurchase agreements and 19% in Government Agency Notes

   This positioning allowed the Fund to maintain a shorter duration while taking advantage of the optimal points of the yield curve. The overnight repurchase-agreement position also allowed us to purchase longer-dated maturities as opportunities arose and we deemed it appropriate.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: With the yield curve in a positive slope, we sought to optimize yields through asset allocation and duration management. With respect to asset allocation, we positioned a larger portion of the Fund in higher-yielding U.S. Agency repurchase agreements. In addition, we invested in medium-duration U.S. Agency Notes. The mix of overnight investments and U.S. Agency Notes resulted in a slightly shorter duration for the portfolio.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of June, the yield curve had reverted back to a normal, positively sloped profile as the economy exhibited signs of continued growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast. Under these conditions, we are closely watching the market for new opportunities.

BNY Hamilton Enhanced Income Fund

 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and generally higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, CFA, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With no change in Federal Reserve Policy for the first half of the year, money market rates as represented by 30-day commercial paper declined by just one basis point (0.01 percentage point) to 5.27% as of June 30. Ten year Treasury rates, however, rose by almost a third of a percentage point, to 5.03% in June from 4.68% at the end of 2006. This increase at the longer end of the yield curve indicated that investors recognized that the Federal Reserve's primary concern was about the potential for inflation to flare up, and that market expectations of several rate cuts by the end of 2007 may have been premature. In fact, several Wall Street firms were forced to revise their federal funds target rate projections upward.

   During the period, the Federal Reserve's preferred inflation measure, the Core Personal Consumption Expenditures Price Index, declined to 1.9% in June from 2.4% in February. Although the more recent figure was within Federal Reserve Chairman Ben Bernanke's comfort zone of 1% to 2%, many investors felt that it was still too early to declare victory over inflation. The Federal Reserve's latest statement acknowledged recent improvements in inflation data, but warned that a "sustained moderation in inflation pressure has yet to be convincingly demonstrated."

   Concerns about the subprime mortgage meltdown spreading to the broader economy prevailed throughout most of the period. GDP posted a modest 0.7% increase for the first quarter, a figure that was muted primarily by softness in the residential real estate market. This sparked fears that growth would begin to slow further in the second quarter, dragged down not only by a weak housing market but also by the fallout from problems with subprime mortgage borrowers and lenders. Nonetheless, preliminary second-quarter manufacturing data indicated that, for the moment at least, housing woes had not spread to the overall economy. As the second quarter drew to a close, many analysts boosted their projections for growth in the second half of the year.

   Against the backdrop of better-than-expected economic growth for the second quarter and an improving inflation picture, the market appeared to reach a consensus that there would be no changes in Federal Reserve's interest rate policy for the remainder of the year.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six-month period ended June 30, 2007, the Fund posted a total return of 2.58% for Institutional Shares. For the same period, the three-month LIBOR Index posted a 2.71% total return.

   As of June 30, 2007, the Fund had a 30-day effective yield of 5.33% and a daily yield of 5.28% for Institutional Shares, and a 30-day yield of 5.08% and a daily yield of 5.03% for Class A Shares. As of June 30, 2007, the Fund had total assets of $87 million.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund's increased position in floating-rate securities was beneficial, as these issues offered slightly higher yields than alternative short-term investments. They also helped us to keep the Fund's duration, or sensitivity to interest rates, shorter than the benchmark level.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns versus the three-month LIBOR or the Lehman Brothers 9-12 Month Treasury Index. To pursue this goal, we invest in a diverse range of instruments in various sectors, while targeting the portfolio's duration between six months and one year.

   During the first half of the year, we shortened the Fund's duration as a precaution against the uncertain interest-rate environment. We accomplished this by investing a greater amount of Fund assets in floating-rate securities, favoring corporate and mortgage-backed issues. This strategy had two effects. First, because we felt that the curve was incorrectly shaped and likely to change, this strategy reduced the impact of rising interest rates on the market value of the portfolio. Second, floating-rate securities offered us slightly higher coupon rates than other short-term investments with similar durations.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As of the end of the period, the yield curve had reverted back to a normal, positively sloped shape, and the economy exhibited continued signs of growth. At this point, the market anticipates that the Federal Reserve will keep short-term interest rates at their current levels for the remainder of the year, which is also in line with our forecast.

   Given these conditions, we are closely watching the market for signs of the appropriate time to shift away from our current emphasis on floating-rate positions and toward fixed-rate issues.

                                                                       TRAILING   TRAILING    SINCE
                                                     YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                          TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND
(INSTITUTIONAL SHARES)                               2.58%    5.14%     3.56%      2.80%      2.79%
------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND
(CLASS A SHARES)                                     0.92%    3.31%     2.78%      2.23%      2.23%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH(R) U.S. DOLLAR LIBOR 3-MONTH CONSTANT
MATURITY INDEX                                       2.71%    5.58%     3.93%      2.90%      2.88%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 1.50% for Class A shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.25% of its average daily net assets and of Class A Shares to 0.50% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2002.

The Merrill Lynch(R) U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--HAMILTON SHARES
Actual                                   $1,000.00 $1,026.00      0.19%             $0.97
Hypothetical (5% return before expenses) $1,000.00 $1,023.84      0.19%             $0.97
-----------------------------------------------------------------------------------------------
MONEY FUND--PREMIER SHARES
Actual                                   $1,000.00 $1,024.70      0.44%             $2.22
Hypothetical (5% return before expenses) $1,000.00 $1,022.60      0.44%             $2.22
-----------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                   $1,000.00 $1,023.50      0.69%             $3.48
Hypothetical (5% return before expenses) $1,000.00 $1,021.36      0.69%             $3.47
-----------------------------------------------------------------------------------------------
MONEY FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,026.20      0.14%             $0.72
Hypothetical (5% return before expenses) $1,000.00 $1,024.09      0.14%             $0.72
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      05/11/07(A)
                                                01/01/07  06/30/07  SIX-MONTH PERIOD THROUGH 06/30/07**
MONEY FUND--RETAIL SHARES
Actual                                          $1,000.00 $1,006.20      0.95%             $1.33
Hypothetical (5% return before expenses)        $1,000.00 $1,020.10      0.95%             $4.74
-------------------------------------------------------------------------------------------------------
                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE       DURING THE
                                                01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,025.50      0.29%             $1.47
Hypothetical (5% return before expenses)        $1,000.00 $1,023.34      0.29%             $1.47
-------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,025.20      0.20%             $1.00
Hypothetical (5% return before expenses)        $1,000.00 $1,023.81      0.20%             $1.00
-------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,023.90      0.45%             $2.26
Hypothetical (5% return before expenses)        $1,000.00 $1,022.56      0.45%             $2.26
-------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,022.70      0.70%             $3.51
Hypothetical (5% return before expenses)        $1,000.00 $1,021.32      0.70%             $3.51
-------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,025.40      0.15%             $0.76
Hypothetical (5% return before expenses)        $1,000.00 $1,024.05      0.15%             $0.76
-------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--AGENCY SHARES
Actual                                          $1,000.00 $1,024.70      0.30%             $1.51
Hypothetical (5% return before expenses)        $1,000.00 $1,023.30      0.30%             $1.51
-------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,017.10      0.24%             $1.21
Hypothetical (5% return before expenses)        $1,000.00 $1,023.59      0.24%             $1.22
-------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,015.80      0.49%             $2.46
Hypothetical (5% return before expenses)        $1,000.00 $1,022.36      0.49%             $2.47
-------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,014.60      0.74%             $3.71
Hypothetical (5% return before expenses)        $1,000.00 $1,021.12      0.74%             $3.72
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    BEGINNING  ENDING      ANNUALIZED
                                                     ACCOUNT  ACCOUNT     EXPENSE RATIO     EXPENSES PAID
                                                      VALUE    VALUE    BASED ON THE SIX-    03/30/07(A)
                                                    01/01/07  06/30/07    MONTH PERIOD    THROUGH 06/30/07**
100% U.S. TREASURY MONEY FUND-- HAMILTON SHARES
Actual                                              $1,000.00 $1,012.30       0.20%             $0.51
Hypothetical (5% return before expenses)            $1,000.00 $1,023.80       0.20%             $1.01
------------------------------------------------------------------------------------------------------------
                                                    BEGINNING  ENDING      ANNUALIZED
                                                     ACCOUNT  ACCOUNT     EXPENSE RATIO     EXPENSES PAID
                                                      VALUE    VALUE    BASED ON THE SIX-     DURING THE
                                                    01/01/07  06/30/07    MONTH PERIOD    SIX-MONTH PERIOD*
100% U.S. TREASURY MONEY FUND--PREMIER SHARES
Actual                                              $1,000.00 $1,022.90       0.45%             $2.26
Hypothetical (5% return before expenses)            $1,000.00 $1,022.56       0.45%             $2.26
------------------------------------------------------------------------------------------------------------
                                                    BEGINNING  ENDING      ANNUALIZED
                                                     ACCOUNT  ACCOUNT     EXPENSE RATIO     EXPENSES PAID
                                                      VALUE    VALUE    BASED ON THE SIX-    01/03/07(A)
                                                    01/01/07  06/30/07    MONTH PERIOD    THROUGH 06/30/07**
100% U.S. TREASURY MONEY FUND--CLASSIC SHARES
Actual                                              $1,000.00 $1,021.90       0.59%             $2.93
Hypothetical (5% return before expenses)            $1,000.00 $1,021.87       0.59%             $2.96
------------------------------------------------------------------------------------------------------------
                                                    BEGINNING  ENDING      ANNUALIZED
                                                     ACCOUNT  ACCOUNT     EXPENSE RATIO     EXPENSES PAID
                                                      VALUE    VALUE      BASED ON THE        DURING THE
                                                    01/01/07  06/30/07  SIX-MONTH PERIOD  SIX-MONTH PERIOD*
100% U.S. TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                              $1,000.00 $1,024.40       0.16%             $0.80
Hypothetical (5% return before expenses)            $1,000.00 $1,024.00       0.16%             $0.80
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--PREMIER SHARES
Actual                                              $1,000.00 $1,024.30       0.45%             $2.26
Hypothetical (5% return before expenses)            $1,000.00 $1,022.56       0.45%             $2.26
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--INSTITUTIONAL SHARES
Actual                                              $1,000.00 $1,025.80       0.16%             $0.80
Hypothetical (5% return before expenses)            $1,000.00 $1,024.00       0.16%             $0.80
------------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                              $1,000.00 $1,024.50       0.50%             $2.51
Hypothetical (5% return before expenses)            $1,000.00 $1,022.31       0.50%             $2.51
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE      DURING THE
                                           01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                     $1,000.00 $1,025.80      0.25%             $1.26
Hypothetical (5% return before expenses)   $1,000.00 $1,023.55      0.25%             $1.25
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)Initial trading commenced.
* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six month period ended June 30, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).
**Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the number of actual days in the period ended June 30, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the actual period to June 30, 2007) (See table below).

                                                           # of actual days in Date of initial trading
Fund & Share Class                                               period         or Commencement date
------------------                                         ------------------- -----------------------
Money Fund--Retail Shares.................................          51              May 11, 2007
100 % U.S. Treasury Securities Money Fund--Hamilton Shares          93             March 30, 2007
100 % U.S. Treasury Securities Money Fund--Classic Shares.         179             January 3, 2007

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Asset Group Diversification

         As of June 30, 2007

Money Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Commercial Paper...............................    58.2%
           Corporate Bonds................................    24.8
           Certificates of Deposits.......................     8.1
           Time Deposits..................................     4.4
           Master Note....................................     3.9
           United States Government Agencies & Obligations     0.7
           Liabilities in excess of other assets..........    (0.1)
                                                             -----
           Total..........................................   100.0%
                                                             -----

           Treasury Money Fund
                                                              % of
                                                           Net Assets
                                                           ----------
           Repurchase Agreements..........................    88.3%
           United States Treasury Notes...................     0.8
           Other assets less liabilities..................    10.9
                                                             -----
           Total..........................................   100.0%
                                                             -----

           New York Tax-Exempt Money Fund
                                                            % of Net
                                                             Assets
                                                           ----------
           Variable Rate Municipal Obligations............    97.1%
           Money Market Fund..............................     2.4
           Other assets less liabilities..................     0.5
                                                             -----
           Total..........................................   100.0%
                                                             -----

           100% U.S. Treasury Securities Money Fund
                                                              % of
                                                           Net Assets
                                                           ----------
           United States Treasury Bills...................   105.9%
           United States Treasury Notes...................     4.4
           Liabilities in excess of other assets..........   (10.3)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification (Continued)

         As of June 30, 2007

           U.S. Government Money Fund
                                                              % of
                                                           Net Assets
                                                           ----------
           Repurchase Agreements..........................    80.8%
           United States Government Agencies & Obligations    19.2
           Liabilities in excess of other assets..........    (0.0)*
                                                             -----
           Total..........................................   100.0%
                                                             -----

           Enhanced Income Fund
                                                              % of
                                                           Net Assets
                                                           ----------
           Mortgage Obligations...........................    53.3%
           Asset-Backed Securities........................    27.0
           Corporate Bonds................................    11.8
           Money Market Fund..............................     8.4
           Liabilities in excess of other assets..........    (0.5)
                                                             -----
           Total..........................................   100.0%
                                                             -----

* Less than one tenth of a percent.

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

 Principal
  Amount                                      Value
------------                               ------------
             Commercial Paper--58.2%
             Asset-Backed Securities--51.5%
$200,000,000 Adirondack Corp. (France)
             5.32%, 8/07/07............... $198,904,904
  50,000,000 Anglesea Funding LLC
             5.26%, 8/15/07...............   49,671,563
  50,000,000 Anglesea Funding LLC
             5.22%, 9/13/07...............   49,464,014
 100,000,000 Anglesea Funding LLC
             5.28%, 10/04/07..............   99,992,239
 100,000,000 Anglesea Funding LLC
             5.27%, 11/30/07..............   99,987,528
  50,000,000 Anglesea Funding LLC
             5.23%, 12/03/07..............   48,874,097
  30,281,000 Atlantic Asset Securitization
             LLC 5.27%, 8/10/07...........   30,103,856
 100,000,000 Austra Corp. (Australia)
             5.32%, 7/09/07...............   99,881,778
  50,000,000 Austra Corp. (Australia)
             5.26%, 9/17/07...............   49,430,167
  50,000,000 Austra Corp. (Australia)
             5.26%, 9/20/07...............   49,401,500
 129,043,000 Beethoven Funding Corp.
             (Germany)
             5.25%, 7/11/07...............  128,854,607
  50,000,000 Beethoven Funding Corp.
             (Germany)
             5.25%, 7/12/07...............   49,919,868
  49,000,000 Beethoven Funding Corp.
             (Germany)
             5.29%, 8/28/07...............   48,582,384
  95,000,000 Blue Bell Funding Corp.
             5.30%, 7/06/07...............   94,930,069
  67,500,000 Blue Bell Funding Corp.
             5.33%, 7/23/07...............   67,280,138

 Principal
  Amount                                      Value
------------                               ------------
             Commercial Paper
             (Continued)
$ 50,000,000 Buckingham LLC
             (Great Britain)
             5.35%, 9/20/07............... $ 49,398,125
 126,467,000 Cimarron CDO Corp.
             5.29%, 8/02/07...............  125,872,886
  40,958,000 Citius I Funding LLC
             5.26%, 7/10/07...............   40,904,191
  66,726,000 Citius I Funding LLC
             5.25%, 8/08/07...............   66,356,227
  50,000,000 Citius I Funding LLC
             5.28%, 8/27/07...............   49,582,000
  20,179,000 Citius I Funding LLC.........
             5.27%, 9/10/07...............   19,969,267
  50,000,000 Coast Asset Corp. (Australia)
             5.31%, 7/09/07...............   49,941,000
 166,349,000 Coast Asset Corp. (Australia)
             5.32%, 7/16/07...............  165,980,606
 133,572,000 Coast Asset Corp. (Australia)
             5.32%, 7/17/07...............  133,255,916
 100,000,000 Compass Securitization LLC
             (Germany)
             5.28%, 7/10/07...............   99,999,346
  70,000,000 Compass Securitization LLC
             (Germany)
             5.31%, 7/20/07...............   69,803,825
  37,958,000 Crown Point Capital LLC
             5.25%, 8/09/07...............   37,742,319
  70,472,000 Davis Square Corp.
             5.30%, 7/20/07...............   70,274,874
  82,807,000 East-Fleet Finance LLC
             5.25%, 8/13/07...............   82,287,731
 100,000,000 East-Fleet Finance LLC
             5.29%, 11/26/07..............   99,993,936

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                    Value
------------                             ------------
             Commercial Paper
             (Continued)
$150,000,000 Ebbets Funding LLC
             5.24%, 7/17/07............. $149,650,667
  47,600,000 Ebbets Funding LLC
             5.22%, 9/18/07.............   47,054,742
 116,173,000 G Street Finance (Delaware)
             Corp. (France)
             5.26%, 7/16/07.............  115,918,388
  98,390,000 G Street Finance (Delaware)
             Corp. (France)
             5.30%, 7/18/07.............   98,143,752
 127,650,000 G Street Finance (Delaware)
             Corp. (France)
             5.28%, 7/26/07.............  127,181,950
  24,250,000 G Street Finance (Delaware)
             Corp. (France)
             5.30%, 8/10/07.............   24,107,194
  40,000,000 G Street Finance (Delaware)
             Corp. (France)
             5.30%, 8/14/07.............   39,740,889
  50,000,000 Grampian Funding LLC
             5.20%, 9/17/07.............   49,437,208
  48,400,000 Grampian Funding LLC
             5.22%, 12/14/07............   47,236,128
  42,056,000 Grenadier Funding Corp.
             5.25%, 7/03/07.............   42,043,734
  24,523,000 Grenadier Funding Corp.
             5.27%, 8/20/07.............   24,343,505
  75,000,000 Harrier Finance Funding
             LLC FRN
             5.30%, 7/26/07.............   74,999,746
  50,000,000 Harrier Finance Funding
             LLC FRN
             5.30%, 12/07/07............   49,995,296

 Principal
  Amount                                Value
------------                         ------------
             Commercial Paper
             (Continued)
$ 37,870,000 KLIO Funding Corp.
             5.25%, 7/11/07......... $ 37,814,773
 101,340,000 KLIO Funding Corp.
             5.25%, 7/19/07.........  101,074,236
  37,034,000 KLIO Funding Corp.
             5.26%, 8/29/07.........   36,714,746
  40,942,000 KLIO Funding Ltd.
             5.32%, 7/10/07, FCRF...   40,888,212
  99,396,000 KLIO Funding Ltd.
             5.30%, 7/25/07, FCRF...   99,048,114
 100,000,000 La Fayette Asset
             Securitization LLC
             5.30%, 7/03/07.........   99,970,556
 101,153,000 La Fayette Asset
             Securitization LLC
             5.30%, 7/09/07.........  101,033,864
  61,575,000 La Fayette Asset
             Securitization LLC
             5.32%, 7/17/07.........   61,429,409
  50,000,000 La Fayette Asset
             Securitization LLC
             5.30%, 7/23/07.........   49,838,208
  99,848,000 La Fayette Asset
             Securitization LLC
             5.26%, 8/08/07.........   99,294,721
  98,767,000 La Fayette Asset
             Securitization LLC
             5.28%, 9/07/07.........   97,782,897
  50,000,000 Millstone Funding Corp.
             5.27%, 8/28/07.........   49,575,472
 176,527,000 Millstone Funding Corp.
             5.27%, 8/29/07.........  175,002,346

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                    Value
------------                             ------------
             Commercial Paper
             (Continued)
$100,000,000 Millstone Funding Corp.
             5.29%, 9/14/07............. $ 98,897,917
  72,410,000 Nyala Funding LLC
             5.26%, 7/16/07.............   72,251,510
  43,553,000 Nyala Funding LLC
             5.21%, 11/15/07............   42,689,477
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.28%, 10/05/07............   99,994,756
 100,000,000 Ormond Quay Funding
             PLC (Germany)
             5.32%, 3/10/08.............   99,986,263
 250,000,000 Raffles Place Funding Corp.
             5.33%, 7/27/07.............  249,037,640
  58,500,000 Saint Germain Holdings,
             Inc.
             5.32%, 7/10/07.............   58,422,195
  50,000,000 Sigma Finance, Inc.
             5.17%, 10/10/07............   49,274,764
  31,000,000 Stanfield Victoria Funding
             LLC
             5.23%, 8/20/07.............   30,774,819
  75,000,000 Stanfield Victoria Funding
             LLC
             5.28%, 10/22/07............   74,995,292
  75,000,000 Stanfield Victoria Funding
             LLC
             5.28%, 2/08/08.............   74,986,542
  51,188,000 Sydney Capital Corp.
             5.25%, 7/17/07.............   51,068,675
  90,466,000 Tasman Funding, Inc.
             (Netherlands)
             5.31%, 7/12/07.............   90,319,163

 Principal
  Amount                                     Value
------------                             --------------
             Commercial Paper
             (Continued)
$ 34,720,000 Tasman Funding, Inc.
             (Netherlands)
             5.18%, 11/06/07............ $   34,080,535
  75,608,000 TSL (USA), Inc. (Australia)
             5.27%, 7/05/07.............     75,563,769
  55,093,000 TSL (USA), Inc. (Australia)
             5.28 %, 8/17/07............     54,714,664
  20,000,000 Versailles CDS LLC
             (France)
             5.26%, 7/16/07.............     19,956,208
  40,000,000 Victory Receivables Corp.
             5.31%, 7/03/07.............     39,988,200
  46,156,000 Zenith Funding Corp.
             5.25%, 7/16/07.............     46,055,130
                                         --------------
                                          5,629,019,233
                                         --------------
             Banks--1.9%
  75,000,000 Bank of America Corp.
             5.27%, 9/26/07.............     74,045,719
  60,000,000 Westpac Trust Securities
             NZ Ltd.
             5.21%, 7/26/07.............     59,782,917
  70,000,000 Westpac Trust Securities
             NZ Ltd.
             5.21%, 11/30/07............     68,461,633
                                         --------------
                                            202,290,269
                                         --------------
             Diversified Financial Services--4.8%
 100,000,000 Berkeley Square Finance
             LLC (Germany)
             5.29%, 7/12/07.............     99,999,388
 150,000,000 Berkeley Square Finance
             LLC (Germany)
             5.47%, 7/02/07.............    149,977,207

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                 Value
------------                         --------------
             Commercial Paper
             (Continued)
$100,000,000 Berkeley Square Finance
             LLC (Germany)
             5.25%, 7/20/07......... $   99,723,181
  74,163,000 Berkeley Square Finance
             LLC (Germany)
             5.33%, 7/23/07.........     73,921,435
  55,250,000 Carrera Capital Finance
             Ltd.
             5.25%, 7/30/07.........     55,016,339
  50,000,000 Kestrel Funding US LLC
             5.25%, 7/19/07.........     49,868,750
                                     --------------
                                        528,506,300
                                     --------------
             Total Commercial
             Paper
             (Cost $6,359,815,802)..  6,359,815,802
                                     --------------
             Corporate Bonds--24.8%
             Banks--4.3%
  50,000,000 American Express Bank
             FSB
             5.29%, 10/11/07........     49,998,567
 200,000,000 Bank of America NA
             5.43%, 6/19/08 FRN.....    200,000,000
  33,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.29%, 7/03/08 FRN.....     33,000,000
 100,000,000 Royal Bank of Canada
             (Canada)*
             5.29%, 7/03/08 FRN.....    100,000,000
  85,000,000 Westpack Banking Corp.*
             5.30%, 2/06/08.........     85,000,000
                                     --------------
                                        467,998,567
                                     --------------

 Principal
  Amount                                     Value
------------                              ------------
             Corporate Bonds
             (Continued)
             Diversified Financial Services--20.5%
$100,000,000 Atlas Capital Funding Corp.
             5.30%, 10/17/07 FRN......... $100,000,000
  25,000,000 Atlas Capital Funding Corp.
             5.31%, 10/25/07 FRN.........   25,000,000
  50,000,000 Atlas Capital Funding Corp.
             5.33%, 1/08/08 FRN..........   50,000,000
  42,300,000 Carrera Capital Finance Ltd.
             5.34%, 1/15/08 FRN..........   42,299,707
  50,000,000 Carrera Capital Finance Ltd.
             5.30%, 2/25/08 FRN..........   49,998,391
  50,000,000 Carrera Capital Finance Ltd.
             5.30%, 3/25/08 FRN..........   49,996,426
  50,000,000 CC (USA) Inc.
             5.36%, 6/09/08..............   49,997,671
  75,000,000 Cullinan Finance Corp.
             5.40%, 11/26/07.............   75,000,000
  75,000,000 Cullinan Finance Corp.
             5.40%, 1/11/08..............   75,000,000
  50,000,000 Cullinan Finance Corp.
             5.32%, 3/10/08 FRN..........   49,994,830
  70,000,000 Genworth Global Funding
             Trusts
             5.30%, 7/15/08 FRN..........   70,000,000
  50,000,000 Harrier Finance Funding
             LLC
             5.29%, 11/15/07 FRN.........   49,997,228
  50,000,000 Harrier Finance Funding
             LLC
             5.30%, 1/11/08 FRN..........   49,994,670
  50,000,000 Harrier Finance Funding
             LLC
             5.32%, 2/19/08 FRN..........   49,994,734

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                  Value
------------                           ------------
             Corporate Bonds
             (Continued)
$100,000,000 Kestrel Funding US LLC
             5.29%, 9/12/07 FRN....... $ 99,996,018
 100,000,000 Links Finance LLC
             5.29%, 9/17/07 FRN.......   99,998,937
 100,000,000 Links Finance LLC
             5.32%, 5/19/08 FRN.......   99,991,223
  18,000,000 Links Finance LLC
             5.32%, 6/09/08 FRN.......   17,998,317
  50,000,000 Links Finance LLC
             5.35%, 6/09/08...........   50,000,000
 100,000,000 Merrill Lynch & Co.
             5.29%, 7/27/07 FRN.......  100,000,000
 100,000,000 Merrill Lynch & Co.
             5.35%, 5/27/08 FRN.......  100,044,331
  50,000,000 Parkland USA LLC
             5.30%, 11/02/07 FRN......   49,998,301
  50,000,000 Parkland USA LLC
             5.30%, 11/20/07 FRN......   49,998,055
  50,000,000 Parkland USA LLC
             5.30%, 12/11/07 FRN......   49,997,767
  50,000,000 Premier Asset
             Collateralized Entity LLC
             5.30%, 10/06/07 FRN......   49,999,344
  80,000,000 Premier Asset
             Collateralized Entity LLC
             5.30%, 12/17/07 FRN......   79,997,711
  70,000,000 Premier Asset
             Collateralized Entity LLC
             5.33%, 5/20/08 FRN.......   69,998,478
  65,000,000 Premier Asset
             Collateralized Entity LLC
             5.34%, 6/23/08 FRN.......   65,000,000

 Principal
  Amount                                    Value
------------                            --------------
             Corporate Bonds
             (Continued)
$100,000,000 Stanfield Victoria Funding
             LLC
             5.32%, 5/01/08 FRN........ $   99,987,500
 100,000,000 Stanfield Victoria Funding
             LLC
             5.31%, 5/07/08 FRN........     99,978,842
  75,000,000 Tango Finance Corp.
             5.28%, 11/16/07 FRN.......     74,992,892
 200,000,000 White Pine Finance LLC
             5.28%, 12/17/07 FRN.......    199,979,232
                                        --------------
                                         2,245,230,605
                                        --------------
             Total Corporate Bonds
             (Cost $2,713,229,172).....  2,713,229,172
                                        --------------
             Certificates of
             Deposit--8.1%
             Banks--8.1%
  70,000,000 American Express Bank
             5.30%, 7/17/07............     70,000,000
  50,000,000 BNP Paribas (France)
             5.34%, 12/10/07...........     50,000,000
  25,000,000 Branch Banking & Trust
             Co.
             5.31%, 8/10/07 FRN........     25,000,000
  50,000,000 Calyon
             5.33%, 7/13/07............     50,000,000
  50,000,000 Calyon
             5.30%, 8/22/07............     50,000,000
  50,000,000 Calyon, New York
             5.33%, 7/16/07............     50,000,000
 100,000,000 Credit Suisse
             5.31%, 7/10/07............    100,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                    Value
------------                             ------------
             Certificates of Deposit
             (Continued)
$ 50,000,000 Deutsche Bank NY
             5.35%, 8/08/07............. $ 50,000,000
  50,000,000 Harris Trust & Savings Bank
             5.40%, 5/20/08.............   50,000,000
  80,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.32%, 7/16/07.............   80,000,000
  35,000,000 HBOS Treasury Services
             PLC (Great Britain)
             5.32%, 9/28/07.............   35,000,000
  80,000,000 Wilmington Trust Co.
             5.35%, 8/06/07.............   80,000,000
  50,000,000 Wilmington Trust Co.
             5.32%, 10/05/07............   50,000,000
  50,000,000 Wilmington Trust Co.
             5.32%, 10/09/07............   50,000,000
  50,000,000 Wilmington Trust Co.
             5.36%, 12/18/07............   50,000,000
  50,000,000 Wilmington Trust Co.
             5.36%, 12/20/07............   50,000,000
                                         ------------
             Total Certificates of
             Deposit
             (Cost $890,000,000)........  890,000,000
                                         ------------

 Principal
  Amount                            Value
------------                     ------------
             Time Deposits--4.4%
             Banks--4.4%
$129,778,000 Lasalle Bank
             5.30% 7/02/07...... $129,778,000
 200,000,000 Rabobank Nederland
             5.38% 7/02/07......  200,000,000
 150,000,000 Societe Generale
             5.31% 7/02/07......  150,000,000
                                 ------------
             Total Time Deposits
             (Cost $479,778,000)  479,778,000
                                 ------------
             United States Government
             Agencies & Obligations--0.7%
             Federal Home Loan Bank--0.7%
  75,000,000 5.38%, 4/18/08
             (Cost $75,000,000).   75,000,000
                                 ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                    Value
------------                           ---------------
             Master Notes--3.9%
$428,000,000 IXIS Commercial Paper
             Master Note, 5.43%,
             dated 6/29/07, due
             7/02/07, repurchase price
             $428,193,492 (Collateral-
             ABS, 0.00%, 7/28/25-
             5/25/36; CBND, 5.38%-
             6.70%, 4/15/08-
             2/27/37; CMO, 0.00%,
             12/25/32-12/20/46; CP,
             0.00%. 7/03/07-
             8/09/07; MTN, 2.82%,
             1/25/08; aggregate
             market value plus accrued
             interest $436,757,362)
             (Cost $428,000,000)...... $   428,000,000
                                       ---------------
             Total Investments
             (Cost
             $10,945,822,974)(a)--
             100.1%...................  10,945,822,974
             Liabilities in excess of
             other assets--(0.1%).....     (15,583,114)
                                       ---------------
             Net Assets--100.0%....... $10,930,239,860
                                       ---------------

ABS   Asset-Backed Securities.
CBND  Corporate Bonds.
CMO   Collateralized Mortgage Obligations.
CP    Commercial Paper.
FRN Floating Rate Note. Coupon shown is in effect at June 30, 2007. Date represents ultimate maturity date.
MTN   Medium-Term Note.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

 Principal
  Amount                                    Value
------------                             ------------
             United States Government
             Obligations--0.8%
             United States Treasury Notes--0.8%
$ 25,000,000 3.00%, 11/15/07
             (Cost $24,818,155)......... $ 24,818,155
                                         ------------
             Repurchase
             Agreements--80.2%
             Repurchase Agreement with Barclays
             Capital, Inc.--12.6%
 387,000,000 4.30%, dated 6/29/07, due
             7/02/07 repurchase price
             $387,138,675 (Collateral-
             UST Notes, 3.63%-4.63%,
             6/30/07-8/31/11; UST
             Strips, 0.00%, 11/15/08;
             aggregate market value plus
             accrued interest
             $394,740,001)..............  387,000,000
                                         ------------
             Repurchase Agreement with
             Citigroup--16.3%
 500,000,000 4.00%, dated 6/29/07, due
             7/02/07 repurchase price
             $500,166,667 (Collateral-
             UST Bonds, 6.00%-9.00%,
             11/15/18-2/15/26; UST
             Strips, 0.00%, 11/15/08-
             2/15/34; aggregate market
             value plus accrued interest
             $510,000,000)..............  500,000,000
                                         ------------

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Deutsche Bank
             AG--12.6%
$387,407,000 4.40%, dated 6/29/07, due
             7/02/07 repurchase price
             $387,549,049 (Collateral-
             UST Bills, 0.00%, 8/23/07;
             UST Bonds, 9.00%,
             11/15/18; UST Notes,
             3.13%-5.50%, 2/29/08-
             8/15/15; UST Strips,
             0.00%, 2/15/26; aggregate
             market value plus accrued
             interest $395,155,332)..... $387,407,000
                                         ------------
             Repurchase Agreement with
             Goldman Sachs Group, Inc.--30.2%
 930,000,000 4.25%, dated 6/29/07, due
             7/02/07 repurchase price
             $930,329,375 (Collateral-
             UST Bills, 0.00%, 8/09/07-
             12/20/07; UST Bonds,
             4.50%-13.25%, 8/15/13-
             2/15/36; UST Notes,
             2.63%-6.00%, 8/15/07-
             11/15/16; aggregate market
             value plus accrued interest
             $948,600,966)..............  930,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Morgan Stanley--8.5%
$262,000,000 4.30%, dated 6/29/07, due
             7/02/07 repurchase price
             $262,093,883 (Collateral-
             UST Strips, 3.63%,
             1/15/08; aggregate market
             value plus accrued interest
             $267,241,353).............. $  262,000,000
                                         --------------
             Total Repurchase
             Agreements
             (Cost $2,466,407,000)......  2,466,407,000
                                         --------------

 Principal
  Amount                                     Value
------------                             --------------
             Investment of Cash
             Collateral for
             Securities Loaned--8.1%
             Repurchase Agreement with
             Morgan Stanley--8.1%
$250,000,000 4.50%(a), dated 6/29/07,
             due 7/02/07 repurchase
             price $250,062,500
             (Collateral-UST Notes,
             3.63%-3.88%, 4/15/28-
             4/15/29; aggregate market
             value plus accrued interest
             $255,000,157)
             (Cost $250,000,000)(b)..... $  250,000,000
                                         --------------
             Total Investments
             (Cost
             $2,741,225,155)(c)--89.1%..  2,741,225,155
             Other assets less
             liabilities--10.9%.........    336,105,015
                                         --------------
             Net Assets--100.0%......... $3,077,330,170
                                         --------------

USTUnited States Treasury.
(a)Interest rate shown reflects the yield as of June 30, 2007.
(b)At June 30, 2007, the total market value of the Fund's securities on loan was $248,902,500. These securities were sold on June 29, 2007, with a settlement date of July 2, 2007. The total value of the collateral held by the Fund was $250,000,000.
(c)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds--97.1%
           Education--5.0%
$1,400,000 Albany, New York, Individual Development
           Agency Civic Facility Revenue University
           Albany Foundation Student, Series C,
           AMBAC Insured+(a)......................... Aaa/AAA    3.75%  11/01/32 $ 1,400,000
 3,500,000 Connecticut State Health & Educational
           Facilities Authority Revenue, (Yale
           University), Series Y-2, MBIA Insured+(a). Aaa/AAA    3.80   7/01/35    3,500,000
 3,000,000 New York State Dormitory Authority
           Revenue, Non State Supported Debt
           (Columbia University)(a).................. Aaa/AAA    3.69   7/01/28    3,000,000
 1,100,000 New York State Dormitory Authority
           Revenue, Non State Supported Debt
           (Columbia University), Series C(a)........ Aaa/AAA    5.00   7/01/29    1,100,000
   385,000 New York State Dormitory Authority
           Revenue, Non State Supported Debt,
           Series A, AMBAC Insured+.................. Aaa/AAA    4.00   7/01/07      385,000
 2,500,000 New York State Dormitory Authority,
           Revenue, Non State Supported Debt, (Ithaca
           College), AMBAC Insured+.................. Aaa/AAA    5.25   7/01/26    2,550,000
                                                                                 -----------
                                                                                  11,935,000
                                                                                 -----------
           General Obligations--14.1%
 3,200,000 Municipal Assistance Corp. for City of
           New York, New York, Series G.............. Aaa/AAA    6.00   7/01/08    3,264,000
 2,000,000 Municipal Assistance Corp. for City of
           New York, New York, Series O.............. Aaa/AAA    5.25   7/01/07    2,000,000
 1,000,000 New York, New York,
           Series B-SubSeries B-4, MBIA Insured+(a).. Aaa/AAA    3.81   8/15/23    1,000,000
 1,275,000 New York, New York,
           Series B2-SubSeries B5, MBIA Insured+(a).. Aaa/AAA    3.85   8/15/09    1,275,000
 1,000,000 New York, New York,
           Series H-SubSeries H-2, MBIA Insured+(a).. Aaa/AAA    3.85   8/01/13    1,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$4,375,000 New York, New York,
           Series H-SubSeries H-4, AMBAC Insured+(a) Aaa/AAA    3.71%  8/01/15  $ 4,375,000
 3,300,000 New York, New York,
           Series H-SubSeries H-6, MBIA Insured+(a). Aaa/AAA    3.67   8/01/12    3,300,000
   300,000 New York, New York, SubSeries A-10, MBIA
           Insured+(a).............................. Aaa/AAA    3.90   8/01/17      300,000
 3,000,000 New York, New York, SubSeries A-6(a)..... Aaa/AA+    3.67   8/01/31    3,000,000
 1,700,000 New York, New York, SubSeries A-6(a).....  Aaa/AA    3.69   8/01/19    1,700,000
 1,000,000 New York, New York, SubSeries A-9(a)..... Aa1/AAA    3.68   8/01/18    1,000,000
 8,000,000 New York, New York, SubSeries C-3(a).....  Aa2/AA    3.70   8/01/20    8,000,000
 1,600,000 New York, New York,
           Series I-SubSeries I-3(a)................ Aaa/AA+    3.81   4/01/36    1,600,000
   525,000 Suffolk County, New York, Public
           Improvement, Series B, MBIA Insured +....  Aaa/AA    4.13   5/15/08      528,235
   500,000 Suffolk County, New York, Public
           Improvement, FGIC Insured+............... Aaa/AAA    5.00   10/01/07     501,868
   400,000 Syracuse, New York Revenue
           Anticipation Notes, Series D............. NR/SP-1+   4.25   7/10/07      400,072
                                                                                -----------
                                                                                 33,244,175
                                                                                -----------
           Healthcare--2.4%
 1,300,000 Nassau Health Care Corp., New York,
           SubSeries 2004-C1(a)..................... Aaa/AAA    3.72   8/01/29    1,300,000
 1,450,000 Nassau Health Care Corp., New York,
           SubSeries 2004-C3(a)..................... Aaa/AAA    3.66   8/01/29    1,450,000
 3,000,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries D-2C,
           MBIA Insured+(a)......................... Aaa/AAA    3.70   2/15/31    3,000,000
                                                                                -----------
                                                                                  5,750,000
                                                                                -----------
           Housing--10.0%
   400,000 New Rochelle Municipal Housing Authority,
           Multi-Family Shore Medical Center
           Apartments, Series A, FNMA Insured+(a)...  NR/AAA    3.69   12/15/35     400,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,000,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Marseilles
           Apartments)(a).............................  NR/AA+    3.68%  12/01/34 $ 3,000,000
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Tribeca
           Towers), Series A, FNMA Insured+(a)........  NR/AAA    3.74   11/15/19     900,000
 6,500,000 New York State Housing Finance Agency
           Revenue, (101 West End), FNMA
           Insured+(a)................................  Aaa/NR    3.76   5/15/31    6,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (750 6th Ave.), Series A, FNMA
           Insured+(a)................................  Aaa/NR    3.80   5/15/31      900,000
 1,500,000 New York State Housing Finance Agency
           Revenue, (East 39th St.), Series A, FNMA
           Insured+(a)................................  Aaa/NR    3.80   11/15/31   1,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (Gethsemane Apartments), Series A,
           FNMA Insured+(a)...........................  Aaa/NR    3.74   5/15/33      900,000
 1,600,000 New York State Housing Finance Agency
           Revenue, (Normandie CT I Project)(a).......  Aaa/AA    3.70   5/15/15    1,600,000
 5,875,000 New York State Housing Finance Agency
           Revenue, (River Terrace Housing), Series A,
           FNMA Insured+(a)...........................  Aaa/NR    3.77   5/15/34    5,875,000
 1,000,000 New York State Housing Finance Agency
           Revenue, (Tribeca), Series A(a)............  Aaa/NR    3.74   11/15/29   1,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a).......................  Aaa/NR    3.74   5/01/29    1,000,000
                                                                                  -----------
                                                                                   23,575,000
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date     Value
----------                                            ---------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Industrial Development--11.1%
$6,500,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin
           Project), FSA Insured+(a).................  Aaa/AAA     3.68%  1/01/19  $6,500,000
 3,695,000 Erie County, New York, Industrial
           Development Agency, Buffalo City School
           District Project, FSA Insured+............  Aaa/AAA     5.00   5/01/08   3,736,301
 1,050,000 Monroe County, New York, Industrial
           Development Agency Civic Facility Revenue,
           Margaret Woodbury Strong(a)...............   Aaa/NR     3.76   4/01/35   1,050,000
 1,500,000 Monroe County, New York, Industrial
           Development Agency Revenue, (Monroe
           Community College), Series A(a)...........   Aaa/NR     3.71   1/15/32   1,500,000
 3,000,000 Nassau County, New York, Industrial
           Development Agency Civic Facility Revenue,
           (Cold Spring Harbor Lab)(a)...............   NR/A+      3.84   1/01/34   3,000,000
   950,000 Nassau County, New York, Series A......... MIG1/SP-1+   3.63   2/15/08     950,000
   700,000 New York City Industrial Development
           Agency Civic Facility Revenue, (American
           Civil Project)(a).........................   Aaa/AA     3.83   6/01/35     700,000
   700,000 New York City Industrial Development
           Agency Civic Facility Revenue, (Lycee
           Francais Project), Series B(a)............   Aaa/AA     3.83   6/01/32     700,000
 5,700,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Cornell University), Series A(a).........  Aa1/AA+     3.70   7/01/30   5,700,000
 1,000,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Ithaca College), Series B, XLCA
           Insured+(a)...............................   Aaa/NR     3.70   7/01/26   1,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date      Value
----------                                             ---------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$1,500,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), XLCA Insured+(a).................   Aaa/NR     3.70%  7/01/34  $ 1,500,000
                                                                                    -----------
                                                                                     26,336,301
                                                                                    -----------
           Other--1.7%
 1,500,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a)..........  Aaa/AAA     3.68   7/01/33    1,500,000
 2,500,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History),
           Series A, MBIA Insured+(a).................  Aaa/AAA     3.68   4/01/21    2,500,000
                                                                                    -----------
                                                                                      4,000,000
                                                                                    -----------
           Special Tax--24.0%
 1,180,000 Metropolitan Transportation Authority,
           Series F, MBIA Insured+(a).................  Aaa/AAA     4.00   11/15/07   1,181,581
 1,640,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-1, AMBAC
           Insured+(a)................................   NR/AAA     3.68   11/01/34   1,640,000
 3,005,000 Metropolitan Transportation Authority,
           SubSeries A-2, CIFG Insured+(a)............  Aaa/AAA     3.70   11/01/34   3,005,000
 1,500,000 Metropolitan Transportation Authority,
           SubSeries E-1(a)...........................  Aa2/AA-     3.72   11/01/35   1,500,000
 3,300,000 Metropolitan Transportation Authority,
           SubSeries G-2(a)...........................   Aa1/AA     3.85   11/01/26   3,300,000
 3,445,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B, FSA
           Insured+(a)................................  Aaa/AAA     3.66   11/15/22   3,445,000
 3,000,000 Nassau County, New York, Tax Anticipation
           Notes, Series A............................ MIG1/SP-1+   4.00   9/30/07    3,003,669
 5,000,000 New York City Transitional Finance
           Authority Revenue, Adjustable-Future Tax,
           Sector D, Series A-1(a)....................  Aa1/AAA     3.68   11/15/28   5,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$4,200,000 New York City Transitional Finance
           Authority Revenue, Series 1,
           SubSeries 1B(a)........................... Aa2/AAA    3.68%  11/01/22 $ 4,200,000
 3,000,000 New York City Transitional Finance
           Authority Revenue, Series C(a)............ Aa1/AAA    3.71   2/01/32    3,000,000
 7,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a)........ Aaa/AAA    3.76   4/01/24    7,000,000
 4,000,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a)......... Aaa/AAA    3.76   4/01/22    4,000,000
 3,800,000 New York State Local Government Assistance
           Corp., Series B(a)........................ Aa1/AA-    3.70   4/01/25    3,800,000
 3,500,000 New York State Local Government Assistance
           Corp., Series C(a)........................ Aaa/AA     3.70   4/01/25    3,500,000
 3,585,000 New York State Local Government Assistance
           Corp., Series G(a)........................ Aa1/AA-    3.67   4/01/25    3,585,000
 5,750,000 New York State Urban Development Corp.,
           State Facility and Equipment,
           SubSeries A-3-C, CIFG Insured+(a)......... Aaa/AAA    3.68   3/15/33    5,750,000
                                                                                 -----------
                                                                                  56,910,250
                                                                                 -----------
           State Appropriation--4.7%
 8,600,000 Jay Street Development Corp., New York
           Courts Facilities Lease Revenue,
           Series A-1(a)............................. Aaa/AAA    3.69   5/01/22    8,600,000
 2,525,000 Jay Street Development Corp., New York
           Courts Facilities Lease Revenue,
           Series A-3(a)............................. Aaa/AAA    3.73   5/01/22    2,525,000
                                                                                 -----------
                                                                                  11,125,000
                                                                                 -----------
           Transportation--10.8%
   690,000 New York State Thruway Second Generation
           Highway & Bridge Fund Series M1J-Reg D,
           MBIA Insured+(a).......................... Aaa/NR     3.72   4/01/15      690,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,000,000 Niagara Falls, New York, Bridge Commission
           Toll Revenue, Series A, FGIC Insured+(a)... Aaa/AAA    3.68%  10/01/19 $ 3,000,000
 1,200,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................  A2/A+     3.81   5/01/19    1,200,000
 6,850,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a)................................  A2/A+     3.88   8/01/24    6,850,000
 2,395,000 Port Authority NY and NJ, 120/TH/ Series,
           MBIA Insured+.............................. Aaa/AAA    5.75   10/15/07   2,408,843
 2,500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA    3.69   1/01/32    2,500,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)............... Aa2/AA-    3.77   11/01/32   2,000,000
 6,500,000 Triborough Bridge & Tunnel Authority,
           Series C, AMBAC Insured+(a)................ Aaa/AAA    3.69   1/01/32    6,500,000
   400,000 Triborough Bridge & Tunnel Authority,
           Subseries B-2(a)........................... Aa2/AA-    3.77   1/01/32      400,000
                                                                                  -----------
                                                                                   25,548,843
                                                                                  -----------
           Utilities--13.3%
 2,900,000 Erie County Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a)................................ Aaa/AAA    3.68   12/01/16   2,900,000
 1,250,000 Erie County Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA    3.68   12/01/16   1,250,000
   695,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................ Aaa/AAA    3.68   1/01/20      695,000
   500,000 Long Island Power Authority, New York,
           Electric System Revenue, Series G, FSA
           Insured+(a)................................ Aaa/AA+    3.67   12/01/29     500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$5,425,000 Long Island Power Authority, New York,
           Electric System Revenue, Sub-Series 1A(a). Aaa/AA+    3.77%  5/01/33  $  5,425,000
 1,800,000 Long Island Power Authority, New York,
           Electric System Revenue, Series E, FSA
           Insured+(a)............................... Aaa/AAA    3.67   12/01/29    1,800,000
 1,400,000 Long Island Power Authority, New York
           Electrical System Revenue, SubSeries 3B(a) Aa1/AA-    3.81   5/01/33     1,400,000
 2,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series A, FGIC Insured+(a)................ Aaa/AAA    3.87   6/15/25     2,000,000
 1,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a)................ Aaa/AAA    3.81   6/15/22     1,000,000
 1,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           SubSeries C-1(a).......................... Aa2/AA+    3.81   6/15/18     1,000,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Project),
           Series A, FGIC Insured+(a)................ Aaa/AAA    3.67   10/01/14    4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a)............... Aaa/AAA    3.67   8/01/15     4,500,000
 3,200,000 Suffolk County, New York, Water
           Authority(a)..............................  NR/AA     3.65   12/01/09    3,200,000
 1,350,000 Suffolk County, New York, Water
           Authority.................................  NR/AA     3.65   1/01/08     1,350,000
                                                                                 ------------
                                                                                   31,520,000
                                                                                 ------------
           Total Short-Term Municipal Bonds
           (Cost $229,944,569).......................                             229,944,569
                                                                                 ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2007 (Unaudited)

Number of                                                         Interest
 Shares                                                             Rate        Value
---------                                                         --------   ------------
          MONEY MARKET FUNDS--2.4%
2,783,325 Federated Prime Obligations Fund (Institutional Shares)   5.22%(b) $  2,783,325
2,967,371 Federated Treasury Fund (Institutional Shares).........   4.91(b)     2,967,371
                                                                             ------------
          Total Money Market Funds
          (Cost $5,750,696)......................................               5,750,696
                                                                             ------------
          Total Investments
          (Cost $235,695,265) (c)--99.5%.........................             235,695,265
          Other assets less liabilities--0.5%....................               1,064,344
                                                                             ------------
          Net Assets--100.0%.....................................            $236,759,609
                                                                             ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at June 30, 2007. Maturity date represents ultimate maturity.
(b)   Represents annualized 7 day yield at June 30, 2007.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

 Principal
  Amount                                      Value
 ---------                                    -----
            United States Government
            Obligations--110.3%
            United States Treasury Bills+--105.9%
$19,135,000 4.87-4.89%, 7/05/07........... $19,124,611
  9,310,000 4.86-4.88%, 7/12/07...........   9,296,159
 21,140,000 3.95-4.91%, 7/19/07...........  21,089,598
  5,000,000 4.75%, 8/02/07................   4,978,880
  2,650,000 4.67%, 8/16/07................   2,634,170
  1,605,000 4.50-4.52%, 9/13/07...........   1,590,119
  9,075,000 4.59 %, 9/20/07...............   8,981,278
  8,000,000 4.75%, 10/04/07...............   7,903,944
  5,000,000 4.73%, 12/13/07...............   4,891,490
  3,760,000 4.73%, 12/20/07...............   3,675,028
                                           -----------
                                            84,165,277
                                           -----------
            United States Treasury Note--4.4%
  3,560,000 3.38%, 2/15/08................   3,524,119
                                           -----------
            Total United States
            Government Obligations
            (Cost $87,689,396)............  87,689,396
                                           -----------
            Total Investments
            (Cost $87,689,396)(a)--
            110.3%........................  87,689,396
            Liabilities in excess of other
            assets--(10.3%)...............  (8,161,948)
                                           -----------
            Net Assets--100.0%............ $79,527,448
                                           -----------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.


See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

 Principal
  Amount                                     Value
-----------                               -----------
            United States Government
            Agencies & Obligations--19.2%
            Federal Home Loan Bank--19.2%
$ 8,000,000 5.38%, 2/28/08............... $ 8,000,000
  3,000,000 5.02%, 3/14/08 FRN...........   3,000,000
                                          -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $11,000,000)...........  11,000,000
                                          -----------
            Repurchase
            Agreements--80.8%
            Repurchase Agreement with Barclays
            Capital, Inc.--19.8%
 11,369,000 5.33%, dated 6/29/07, due
            7/02/07 repurchase price
            $11,374,050 (Collateral-
            FHLB, 5.25%, 12/24/08;
            aggregate market value plus
            accrued interest
            $11,599,648).................  11,369,000
                                          -----------
            Repurchase Agreement with Deutsche Bank
            AG--20.9%
 12,000,000 5.30%, dated 6/29/07, due
            7/02/07 repurchase price
            $12,505,300 (Collateral-
            FNMA, 4.90%, 11/03/08;
            aggregate market value plus
            accrued interest $12,240,012)  12,000,000
                                          -----------
            Repurchase Agreement with Goldman Sachs
            Group, Inc.--19.2%
 11,000,000 5.30%, dated 6/29/07, due
            7/02/07 repurchase price
            $11,004,858 (Collateral-FMAC,
            5.20%, 2/15/11; FNMA,
            4.50%, 8/04/08; aggregate
            market value plus accrued
            interest $11,220,734)........  11,000,000
                                          -----------

 Principal
  Amount                                      Value
-----------                                -----------
            Repurchase Agreements
            (Continued)
            Repurchase Agreement with Morgan
            Stanley--20.9%
$12,000,000 5.30%, dated 6/29/07, due
            7/02/07 repurchase price
            $12,005,300 (Collateral-
            FHLB, 4.00%-5.70%,
            7/13/07-7/03/25; FMAC,
            5.50%, 12/07/36; aggregate
            market value plus accrued
            interest $12,242,227)......... $12,000,000
                                           -----------
            Total Repurchase
            Agreements
            (Cost $46,369,000)............  46,369,000
                                           -----------
            Total Investments
            (Cost $57,369,000)(a)--
            100.0%........................  57,369,000
            Liabilities in excess of other
            assets--0.0%..................     (21,350)
                                           -----------
            Net Assets--100.0%............ $57,347,650
                                           -----------

FHLBFederal Home Loan Bank.
FMACFreddie Mac.
FNMAFederal National Mortgage Association.
FRN Floating Rate Note. Coupon rate shown is in effect at June 30, 2007. Date represents ultimate maturity date.
(a) The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Principal
 Amount                                      Value
----------                                -----------
           Collateralized Mortgage
           Obligations--53.3%
           Federal Home Loan Mortgage Corp.--15.9%
$  961,991 Series 1601, Class PJ
           6.00%, 10/15/08............... $   961,793
     5,670 Series 2643, Class LA
           4.50%, 1/15/11................       5,663
 1,648,508 Series 2702, Class DB
           3.50%, 10/15/24...............   1,620,338
 2,627,355 Series 3012, Class FE
           5.57%, 8/15/35 FRN............   2,629,745
 2,300,094 Series 3034, Class FL
           5.62%, 9/15/25 FRN............   2,296,304
 1,582,764 Series 3197, Class AM
           5.50%, 8/15/13................   1,580,666
 1,718,691 Series 3256 Class NB
           5.75%, 5/15/16................   1,722,636
 3,000,000 Series 3329, Class FM
           5.52%, 4/15/25 FRN............   3,000,000
                                          -----------
                                           13,817,145
                                          -----------
           Federal National Mortgage Association--22.3%
   362,426 Series 2002-77, Class QP
           5.00%, 9/25/26................     360,952
 2,006,797 Series 2004-90, Class GF
           5.62%, 11/25/34 FRN...........   2,007,980
 1,681,538 Series 2005-57, Class CK
           5.00%, 7/25/35................   1,658,086
 1,724,913 Series 2006-15, Class FW
           5.62%, 1/25/36 FRN............   1,727,091
 1,672,365 Series 2006-117, Class GF
           5.62%, 1/25/36 FRN............   1,674,602
 1,735,590 Series 2006-129, Class FA
           5.52%, 1/25/37 FRN............   1,720,836

Principal
 Amount                                  Value
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,812,131 Series 2007-2, Class FM
           5.57%, 2/25/37 FRN........ $ 1,806,886
 1,823,526 Series 2007-2, Class FT
           5.57%, 2/25/37 FRN........   1,818,187
 1,821,250 Series 2007-9, Class FA
           5.67%, 3/25/37 FRN........   1,823,693
 1,794,674 Series 2007-20, Class F
           5.58%, 3/25/37 FRN........   1,790,527
 3,000,000 Series 2007-63 Class PA
           5.50%, 11/25/26...........   2,997,305
                                      -----------
                                       19,386,145
                                      -----------
           Government National Mortgage
           Association--6.0%
 1,800,517 Series 2006-58 Class FL
           5.52%, 10/16/36 FRN.......   1,796,621
 3,402,877 Series 2007-20 Class FA
           5.62%, 4/20/37 FRN........   3,380,327
                                      -----------
                                        5,176,948
                                      -----------
           Whole Loan Collateral CMO--9.1%
 2,000,000 Countrywide Alternative
           Loan Trust,
           Series 2007-J1, Class 2A8
           6.00%, 3/25/37............   2,001,352
 1,978,017 Countrywide Alternative
           Loan Trust,
           Series 2007-15CB, Class A6
           5.75% 12/31/49............   1,969,626
 1,345,406 CS First Boston Mortgage
           Securities Corp,
           Series 2004-1, Class 1A1
           5.75%, 2/25/34............   1,339,416

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                    Value
----------                              -----------
           Collateralized Mortgage
           Obligations (Continued)
$  247,362 Granite Mortgages PLC,
           (Great Britain)
           Series 2003-1, Class 1A2
           5.55%, 1/20/20 FRN.......... $   247,574
 1,343,085 Indymac Index Mortgage
           Loan Trust,
           Series 2006-AR35, Class 2A2
           5.42%, 1/25/37 FRN..........   1,344,062
   984,218 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36..............     981,088
                                        -----------
                                          7,883,118
                                        -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $46,385,680)..........  46,263,356
                                        -----------
           Asset-Backed
           Securities--27.0%
           Automobile Asset-Backed Securities--4.4%
   719,942 USAA Auto Owner Trust,
           Series 2006-2, Class A2
           5.31%, 3/16/09..............     720,696
 1,298,660 USAA Auto Owner Trust,
           Series 2006-3, ClassA2
           5.47%, 4/15/09..............   1,300,131
 1,797,753 World Omni Auto
           Receivables Trust,
           Series 2006-B, Class A2
           5.30%, 7/15/09..............   1,798,848
                                        -----------
                                          3,819,675
                                        -----------

Principal
 Amount                                     Value
----------                               -----------
           Asset-Backed
           Securities (Continued)
           Credit Card Asset-Backed Securities--2.3%
$1,989,000 Discover Card Master Trust I,
           Series 2005-1, Class A
           5.33%, 9/16/10............... $ 1,983,377
                                         -----------
           Home Equity Asset-Backed
           Securities--12.5%
   898,979 Asset Backed Funding
           Certificates,
           5.60%, 6/25/35 FRN...........     899,980
 2,000,000 Morgan Stanley ABS
           Capital I,
           Series 2007-HE2, Class A2B
           5.41%, 1/25/37 FRN...........   1,999,480
 2,000,000 Novastar Home Equity Loan,
           Series 2007, Class A2B
           5.48%, 9/25/37 FRN...........   2,002,333
 2,000,000 Residential Asset Securities
           Corp.,
           Series 2006-KS7, Class A2
           5.42%, 9/25/36...............   2,001,017
 2,000,000 Securitized Asset-Backed
           Receivables LLC Trust,
           Series 2006-WM4,
           Class A2C
           5.48%, 11/25/36 FRN..........   1,999,746
 2,000,000 Soundview Home Equity
           Loan Trust,
           Series 2006-3, Class A2
           5.41%, 11/25/36 FRN..........   2,000,051
                                         -----------
                                          10,902,607
                                         -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                      Value
----------                                -----------
           Asset-Backed
           Securities (Continued)
           Other Asset-Backed Securities--7.8%
$3,000,000 Countrywide Asset Backed
           Certificates,
           Series 2007-BC2, Class 2A2
           5.50%, 5/25/37 FRN............ $ 3,003,405
 2,996,164 Countrywide Asset Backed
           Certificates,
           Series 2007-QH2, Class A1
           5.56%, 4/25/37 FRN............   2,998,024
   771,228 Credit-Based Asset Servicing
           and Securitization,
           Series 2006-CB1, Class AF1
           5.46%, 1/25/36................     768,470
                                          -----------
                                            6,769,899
                                          -----------
           Total Asset-Backed
           Securities
           (Cost $23,473,204)............  23,475,558
                                          -----------
           Corporate Bonds--11.8%
           Aerospace/Defense--0.4%
   350,000 Sequa Corp.
           8.88%, 4/01/08................     356,125
                                          -----------
           Commercial Services--0.4%
   375,000 Deluxe Corp.
           3.50%, 10/01/07...............     373,125
                                          -----------
           Diversified Financial Services--6.6%
 2,500,000 Caterpillar Financial Services
           Corp.
           5.41%, 8/11/09................   2,501,992
 2,500,000 CIT Group, Inc.
           5.43%, 12/19/07 FRN...........   2,500,385

Principal
 Amount                                Value
----------                          -----------
           Corporate Bonds (Continued)
$  350,000 Case Credit Corp.
           6.75%, 10/21/07......... $   350,438
   375,000 GMAC LLC
           5.13%, 5/09/08..........     370,392
                                    -----------
                                      5,723,207
                                    -----------
           Food--0.4%
   375,000 Smithfield Foods, Inc.
           7.63%, 2/15/08(a).......     377,813
                                    -----------
           Media--2.8%
   375,000 Dex Media West LLC,
           Series B
           8.50%, 8/15/10..........     389,531
 2,000,000 Gannett Co.
           5.56%, 5/26/09 FRN......   2,000,982
                                    -----------
                                      2,390,513
                                    -----------
           Packaging & Containers--0.4%
   350,000 Owens-Brockway Glass
           Container, Inc.
           8.88%, 2/15/09..........     357,875
                                    -----------
           Telecommunications--0.8%
   375,000 PanAmSat Corp.
           6.38%, 1/15/08..........     375,938
   350,000 US West Capital Funding,
           Inc.
           6.38%, 7/15/08(a).......     351,750
                                    -----------
                                        727,688
                                    -----------
           Total Corporate Bonds
           (Cost $10,304,866)......  10,306,346
                                    -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2007 (Unaudited)

 Number
of Shares                                     Value
---------                                  -----------
          Money Market Fund--7.7%
6,665,176 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $6,665,176)............... $ 6,665,176
                                           -----------
          Investment of Cash
          Collateral for Securities
          Loaned--0.7%
          Money Market Fund--0.7%
  611,181 BNY Hamilton Institutional
          Cash Reserve Fund, 5.33%(c)
          (Cost $611,181)(d)..............     611,181
                                           -----------
          Total Investments
          (Cost $87,440,107)(e)--
          100.5%..........................  87,321,617
          Liabilities in excess of other
          assets--(0.5)%..................    (455,907)
                                           -----------
          Net Assets--100.0%.............. $86,865,710
                                           -----------

FRNFloating Rate Note. Coupon shown is in effect at June 30, 2007.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $597,378 and the total value of the collateral held by the Fund was $611,181.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $118,490 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $24,693 and aggregate gross unrealized depreciation of $143,183.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2007 (Unaudited)


The following foreign currency contracts were open at June 30, 2007:

                            Contracts to                          Unrealized
   Settlement Date Currency   Deliver    Currency In Exchange For Gain (Loss)
   --------------- -------- ------------ -------- --------------- -----------
      07/11/07       USD        25,000     AUD          30,637      $  985
      09/21/07       CAD        26,889     AUD          30,000          66
      08/09/07       USD        25,000     BRL          51,495       1,591
      07/27/07       CHF        29,825     USD          25,000         613
      08/31/07       USD        25,000     COP          48,000        (597)
      08/09/07       USD        50,000     CZK       1,028,600       1,519
      07/03/07       EUR        18,669     USD          25,000        (216)
      10/02/07       EUR        18,512     USD          25,000         (79)
      07/03/07       USD        25,000     EUR          18,567          78
      07/03/07       USD           131     EUR             102          (0)
      08/27/07       USD        25,000     INR       1,016,250        (135)
      08/29/07       JPY     3,006,750     USD          25,000         455
      09/12/07       USD        50,000     MXN         552,320         959
      09/12/07       USD        50,000     NZD          66,880       1,356
      07/11/07       SEK       345,000     USD          50,000        (348)
      08/31/07       SKK       630,500     USD          25,000        (392)
      08/02/07       USD        25,000     TRY          33,888         633
      08/06/07       TWD     1,663,500     USD          50,000        (743)
      07/23/07       USD        25,000     USD         178,213         198
                                                                    ------
                                                                    $5,943
                                                                    ------

CURRENCY LEGEND:
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
COP Columbian Peso
CZK Czech Koruna
EUR Euro Dollar
INR Indian Rupee
JPY Japanese Yen
MXN Mexican Nuevo Peso
NZD New Zealand Dollar
SEK Swedish Krona
SKK Slovak Koruna
TRY New Turkish Lira
TWD New Taiwan Dollar
USD United States Dollar

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2007 (Unaudited)

                                                                                                           New York
                                                                                            Treasury      Tax-Exempt
                                                                           Money Fund      Money Fund     Money Fund
----------------------------------------------------------------------------------------------------------------------
Assets:

----------------------------------------------------------------------------------------------------------------------
  Investments at cost.................................................. $10,945,822,974  $2,741,225,155  $235,695,265

----------------------------------------------------------------------------------------------------------------------
  Investments at market value, (including repurchase agreements of $0,
   $2,716,407,000 and $0, respectively, and including securities on
   loan) (Note 4)......................................................  10,945,822,974   2,741,225,155   235,695,265
  Cash.................................................................             370              --           874
  Receivables:
   Investment sold.....................................................     491,725,186   3,724,046,500     5,209,029
   Capital stock sold..................................................     278,200,871      10,897,692     1,363,914
   Interest............................................................      29,959,611       1,039,305     1,253,333
  Other assets.........................................................         528,592         190,065        26,999
                                                                        ---------------  --------------  ------------
   Total Assets........................................................  11,746,237,604   6,477,398,717   243,549,414
                                                                        ---------------  --------------  ------------
Liabilities:
  Due to Custodian.....................................................              --           9,443            --
  Payables:
   Investment purchased................................................     679,092,889   3,063,541,375     5,755,894
   Capital stock repurchased...........................................      91,271,830      74,594,772       217,082
   Dividends...........................................................      42,778,805      10,937,514       672,746
   Services provided by The Bank of New York...........................       2,065,500         793,412        79,760
   Collateral for securities on loan (Note 4)..........................              --     250,000,000            --
  Accrued expenses and other liabilities...............................         788,720         192,031        64,323
                                                                        ---------------  --------------  ------------
   Total Liabilities...................................................     815,997,744   3,400,068,547     6,789,805
                                                                        ---------------  --------------  ------------
Net Assets:............................................................ $10,930,239,860  $3,077,330,170  $236,759,609
                                                                        ---------------  --------------  ------------
Sources of Net Assets:
  Capital stock @ par.................................................. $    10,932,242  $    3,077,665  $    236,762
  Paid-in capital......................................................  10,921,309,571   3,074,710,025   236,527,650
  Undistributed net investment income..................................          89,316          36,102            --
  Accumulated net realized loss on investments.........................      (2,091,269)       (493,622)       (4,803)
                                                                        ---------------  --------------  ------------
Net Assets............................................................. $10,930,239,860  $3,077,330,170  $236,759,609
                                                                        ---------------  --------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                                                     New York
                                                                      Treasury      Tax-Exempt
                                                     Money Fund      Money Fund     Money Fund
                                                   --------------- -------------- --------------
HAMILTON SHARES:
 Net assets....................................... $ 4,622,784,626 $  599,015,812 $   79,545,785
                                                   --------------- -------------- --------------
 Shares outstanding...............................   4,623,783,674    599,080,710     79,545,894
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
PREMIER SHARES:
 Net assets....................................... $ 3,173,397,588 $1,724,067,753 $  142,075,546
                                                   --------------- -------------- --------------
 Shares outstanding...............................   3,174,100,028  1,724,389,794    142,078,324
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
CLASSIC SHARES:
 Net assets....................................... $   570,585,181 $  266,120,540 $   15,138,278
                                                   --------------- -------------- --------------
 Shares outstanding...............................     570,854,089    266,049,753     15,137,698
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $         1.00
                                                   --------------- -------------- --------------
INSTITUTIONAL SHARES:
 Net assets....................................... $ 2,514,708,524 $  486,548,768 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................   2,514,739,754    486,567,129             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------
RETAIL SHARES:
 Net assets....................................... $        45,850 $           10 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................          45,850             10             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------
AGENCY SHARES:
 Net assets....................................... $    48,718,091 $    1,577,287 $           --
                                                   --------------- -------------- --------------
 Shares outstanding...............................      48,718,797      1,577,346             --
                                                   --------------- -------------- --------------
 Net asset value, offering price and repurchase
   price per share................................ $          1.00 $         1.00 $           --
                                                   --------------- -------------- --------------

------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value.....  10,000,000,000  2,000,000,000  2,000,000,000
Premier Shares authorized @ $0.001 par value......   7,000,000,000  3,000,000,000  2,000,000,000
Classic Shares authorized @ $0.001 par value......   3,000,000,000  2,000,000,000  2,000,000,000
Institutional Shares authorized @ $0.001 par value   3,000,000,000  3,000,000,000             --
Retail Shares authorized @ $0.001 par value.......   3,000,000,000  3,000,000,000             --
Agency Shares authorized @ $0.001 par value.......   3,000,000,000  3,000,000,000             --

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                                                100% U.S. Treasury
                                                                                    Securities     U.S. Government
                                                                                    Money Fund       Money Fund
------------------------------------------------------------------------------------------------------------------
Assets:

------------------------------------------------------------------------------------------------------------------
  Investments at cost..........................................................    $87,689,396      $ 57,369,000

------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value, (including repurchase agreements
   of $0 and $46,369,000, respectively ).......................................     87,689,396        57,369,000
  Cash.........................................................................          1,245               721
  Receivables:
   Interest....................................................................         45,139           206,072
   Due from Advisor............................................................         18,170            20,340
   Capital stock sold..........................................................             18                --
   Investment sold.............................................................             --        46,362,000
  Other assets.................................................................         29,840            41,308
                                                                                   -----------      ------------
   Total Assets................................................................     87,783,808       103,999,441
                                                                                   -----------      ------------
Liabilities:
  Payables:
   Investments purchased.......................................................      7,903,944        46,369,000
   Dividends...................................................................        310,514           246,859
   Services provided by The Bank of New York...................................         11,690             5,827
  Accrued expenses and other liabilities.......................................         30,212            30,105
                                                                                   -----------      ------------
   Total Liabilities...........................................................      8,256,360        46,651,791
                                                                                   -----------      ------------
Net Assets:....................................................................    $79,527,448      $ 57,347,650
                                                                                   -----------      ------------
Sources of Net Assets:
  Capital stock @ par..........................................................    $    79,532      $     57,348
  Paid-in capital..............................................................     79,452,585        57,290,302
  Accumulated net realized loss on investments.................................         (4,669)               --
                                                                                   -----------      ------------
Net Assets.....................................................................    $79,527,448      $ 57,347,650
                                                                                   -----------      ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                                  100 % U.S. Treasury
                                                                      Securities      U.S. Government
                                                                      Money Fund        Money Fund
                                                                  ------------------- ---------------
HAMILTON SHARES:
  Net assets.....................................................   $      629,716    $           10
                                                                    --------------    --------------
  Shares outstanding.............................................          629,727                10
                                                                    --------------    --------------
  Net asset value, offering price and repurchase price per share.   $         1.00    $         1.00
                                                                    --------------    --------------
PREMIER SHARES:
  Net assets.....................................................   $    5,511,227    $    5,834,331
                                                                    --------------    --------------
  Shares outstanding.............................................        5,511,742         5,834,331
                                                                    --------------    --------------
  Net asset value, offering price and repurchase price per share.   $         1.00    $         1.00
                                                                    --------------    --------------
CLASSIC SHARES:
  Net assets.....................................................   $   12,865,353    $           10
                                                                    --------------    --------------
  Shares outstanding.............................................       12,866,646                10
                                                                    --------------    --------------
  Net asset value, offering price and repurchase price per share.   $         1.00    $         1.00
                                                                    --------------    --------------
INSTITUTIONAL SHARES:
  Net assets.....................................................   $   60,521,142    $   51,513,289
                                                                    --------------    --------------
  Shares outstanding.............................................       60,523,992        51,513,289
                                                                    --------------    --------------
  Net asset value, offering price and repurchase price per share.   $         1.00    $         1.00
                                                                    --------------    --------------
AGENCY SHARES:
  Net assets.....................................................   $           10    $           10
                                                                    --------------    --------------
  Shares outstanding.............................................               10                10
                                                                    --------------    --------------
  Net asset value, offering price and repurchase price per share.   $         1.00    $         1.00
                                                                    --------------    --------------

-----------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value....................    2,000,000,000     2,000,000,000
Premier Shares authorized @ $0.001 par value.....................    2,000,000,000     2,000,000,000
Classic Shares authorized @ $0.001 par value.....................    2,000,000,000     2,000,000,000
Institutional Shares authorized @ $0.001 par value...............    2,000,000,000     2,000,000,000
Agency Shares authorized @ $0.001 par value......................    2,000,000,000     2,000,000,000

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2007 (Unaudited)

           Assets:
           --------------------------------------------------------
             Non-affiliated investments at cost......... $80,163,750
             Affiliated investments at cost.............   7,276,357
           --------------------------------------------------------
             Non-affiliated investments at market
              value.....................................  80,045,260
             Affiliated investments at market value,
              (including securities on loan) (Note 4)...   7,276,357
             Cash.......................................      21,983
             Foreign currency...........................         353
             Receivables:
              Investment sold...........................   6,016,578
              Interest..................................     321,124
              Unrealized appreciation on foreign
               currency contracts.......................       5,943
              Interest on securities lending............         266
             Other assets...............................      23,696
                                                         -----------
              Total Assets..............................  93,711,560
                                                         -----------
           Liabilities:
             Payables:
              Investment purchased......................   6,016,578
              Collateral for securities on loan
               (Note 4).................................     611,181
              Dividends.................................     128,854
              Services provided by The Bank of New
               York.....................................      13,178
              Capital stock repurchased.................      10,360
             Accrued expenses and other liabilities.....      65,699
                                                         -----------
              Total Liabilities.........................   6,845,850
                                                         -----------
           Net Assets:.................................. $86,865,710
                                                         -----------
           Sources Of Net Assets:
             Capital stock @ par........................ $    43,883
             Paid-in capital............................  91,367,295
             Undistributed net investment income........      77,914
             Accumulated net realized loss on
              investments and foreign currency
              transactions..............................  (4,510,847)
             Net unrealized depreciation on investments
              and foreign currency transactions.........    (112,535)
                                                         -----------
           Net Assets................................... $86,865,710
                                                         -----------

            Class A Shares:
              Net assets............................... $  3,561,489
                                                        ------------
              Shares outstanding.......................    1,799,825
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       1.98
                                                        ------------
              Maximum sales charge--1.50% of public
               offering price..........................         0.03
                                                        ------------
              Maximum offering price................... $       2.01
                                                        ------------
            Institutional Shares:
              Net assets............................... $ 83,304,221
                                                        ------------
              Shares outstanding.......................   42,082,778
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       1.98
                                                        ------------
              Class A Shares authorized @ $0.001 par
               value...................................  400,000,000
              Institutional Shares authorized @ $0.001
               par value...............................  400,000,000


See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Operations

         June 30, 2007 (Unaudited)

                                                                                    New York
                                                                        Treasury   Tax-Exempt
                                                         Money Fund    Money Fund  Money Fund
                                                        ------------  -----------  ----------
Investment Income:
  Interest............................................. $274,685,020  $72,361,107  $5,205,418
  Securities lending income (Note 4)...................           --        4,366          --
                                                        ------------  -----------  ----------
                                                         274,685,020   72,365,473   5,205,418
                                                        ------------  -----------  ----------
Expenses:
  Servicing fee--Premier Shares........................    4,905,640    2,673,888     235,861
           Classic Shares..............................    1,390,759      511,467      26,533
           Hamilton Shares.............................    1,082,331      119,357          --
           Agency Shares...............................       46,218        1,206          --
           Retail Shares...............................           19           --          --
  Advisory.............................................    3,575,133      968,973     142,066
  Administration.......................................    2,553,666      692,124      99,446
  12b-1 fee--Classic Shares............................    1,158,966      426,223      26,533
         Retail Shares.................................           32           --          --
  Custodian............................................      282,115       83,407      19,721
  Legal................................................      183,923       39,739       2,323
  Insurance............................................      135,154       38,122       2,896
  Transfer agent.......................................      121,634       42,398      21,745
  Registration and filings.............................       95,610       67,635      18,062
  Cash management......................................       81,123       22,667       2,067
  Reports to shareholders..............................       33,782        3,871         101
  Audit................................................       31,560       19,195       7,163
  Directors............................................       16,091       14,597      15,123
  Pricing..............................................        4,898           68      12,226
  Securities lending...................................           --          304          --
  Other................................................      191,574       86,280       8,858
                                                        ------------  -----------  ----------
   Total Expenses......................................   15,890,228    5,811,521     640,724
  Earnings credit adjustment (Note 3)..................           --           --      (8,049)
                                                        ------------  -----------  ----------
   Net Expenses........................................   15,890,228    5,811,521     632,675
                                                        ------------  -----------  ----------
   Net Investment Income...............................  258,794,792   66,553,952   4,572,743
                                                        ------------  -----------  ----------
Realized Loss on Investments:
  Net realized loss on investments.....................       (9,843)    (112,276)     (1,710)
                                                        ------------  -----------  ----------
  Net increase in net assets resulting from operations. $258,784,949  $66,441,676  $4,571,033
                                                        ------------  -----------  ----------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                                           100 % U.S.
                                                                            Treasury      U.S.
                                                                           Securities  Government   Enhanced
                                                                           Money Fund  Money Fund  Income Fund
                                                                           ----------  ----------  -----------
Investment Income:
  Interest................................................................ $2,055,419  $1,619,961  $1,986,576
  Interest from affiliated fund...........................................         --          --     206,636
  Securities lending income (Note 4)......................................         --          --       2,497
                                                                           ----------  ----------  ----------
                                                                            2,055,419   1,619,961   2,195,709
                                                                           ----------  ----------  ----------
Expenses:
  Transfer agent..........................................................     33,798      33,798      20,606
  Advisory................................................................     32,723      24,414      40,470
 Servicing fee--Classic Shares............................................     29,257          --          --
  Premier Shares..........................................................     14,492      15,737          --
  Hamilton Shares.........................................................         84          --          --
 12b-1 fee--ClassicShares.................................................     24,381          --          --
 Class A Shares............................................................         --          --       4,282
  Administration..........................................................     20,452      15,259      28,329
  Rating agency fees......................................................     12,787      15,266          --
  Directors...............................................................     12,115      12,115      15,101
  Reports to shareholders.................................................      9,332       9,302          --
  Legal...................................................................      6,660       6,615          --
  Audit...................................................................      6,456       6,456       7,038
  Custodian...............................................................      4,904       6,921       5,129
  Registration and filings................................................      2,967       2,972      11,597
  Cash management.........................................................        530         530         184
  Pricing.................................................................        473         426       2,245
  Insurance...............................................................         --          --       1,064
  Securities lending......................................................         --          --          55
  Other...................................................................      3,761       1,962         452
                                                                           ----------  ----------  ----------
   Total Expenses.........................................................    215,172     151,773     136,552
  Fees waived by The Bank of New York (Note 3)............................    (93,715)    (87,732)    (31,094)
                                                                           ----------  ----------  ----------
   Net Expenses...........................................................    121,457      64,041     105,458
                                                                           ----------  ----------  ----------
   Net Investment Income..................................................  1,933,962   1,555,920   2,090,251
                                                                           ----------  ----------  ----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
   Investments............................................................     (4,669)         --     (54,354)
   Foreign currency transactions..........................................         --          --       6,947
                                                                           ----------  ----------  ----------
  Net realized loss on investments and foreign currency transactions......     (4,669)         --     (47,407)
                                                                           ----------  ----------  ----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments............................................................         --          --     (86,824)
   Foreign currency transactions..........................................         --          --       5,955
                                                                           ----------  ----------  ----------
  Net decrease in unrealized appreciation/depreciation on investments and
   foreign currency transactions..........................................         --          --     (80,869)
                                                                           ----------  ----------  ----------
  Net realized and unrealized loss on investments.........................     (4,669)         --    (128,276)
                                                                           ----------  ----------  ----------
  Net increase in net assets resulting from operations.................... $1,929,293  $1,555,920  $1,961,975
                                                                           ----------  ----------  ----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                       MONEY FUND                    Treasury Money Fund
                                                           ---------------------------------  --------------------------------
                                                           Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                            June 30, 2007     December 31,     June 30, 2007     December 31,
                                                             (Unaudited)          2006          (Unaudited)          2006
                                                           ---------------- ----------------  ---------------- ---------------
Operations:
  Net investment income................................... $   258,794,792  $    414,130,863  $    66,553,952  $   112,540,704
  Net realized loss on investments........................          (9,843)         (833,889)        (112,276)        (214,708)
                                                           ---------------  ----------------  ---------------  ---------------
   Net increase in net assets resulting from
    operations............................................     258,784,949       413,296,974       66,441,676      112,325,996
                                                           ---------------  ----------------  ---------------  ---------------
Dividends to Shareholders:
  Dividends from net investment
   income: Hamilton Shares................................    (112,248,310)     (223,270,423)     (12,014,899)     (21,743,644)
        Premier Shares....................................     (80,700,924)     (119,784,585)     (42,585,786)     (73,374,957)
        Classic Shares....................................     (21,727,190)      (55,624,052)      (7,736,140)     (16,693,678)
        Institutional Shares..............................     (42,552,060)      (15,104,468)      (4,177,499)        (692,391)
        Retail Shares.....................................            (284)               --               --               --
        Agency Shares.....................................      (1,566,024)         (346,684)         (39,628)         (36,034)
                                                           ---------------  ----------------  ---------------  ---------------
                                                              (258,794,792)     (414,130,212)     (66,553,952)    (112,540,704)
                                                           ---------------  ----------------  ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock
   sold: Hamilton Shares..................................   9,034,942,612    17,737,583,174    1,578,175,074    2,396,674,436
      Premier Shares......................................   8,211,877,255    28,471,492,690    2,767,858,135    6,865,540,203
      Classic Shares......................................   5,213,196,861    16,968,581,002    1,573,639,474    2,800,584,916
      Institutional Shares................................   4,893,860,116     2,835,385,043      628,672,518       59,349,457
      Retail Shares.......................................          45,724                --               --               --
      Agency Shares.......................................     196,094,036        75,719,438          802,559        2,004,669
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares.............................      18,805,739        28,462,832        6,007,029        9,102,823
          Premier Shares..................................      14,339,937        23,508,123        3,659,335        7,491,223
          Classic Shares..................................      23,962,955        52,605,467        8,212,401       15,783,718
          Institutional Shares............................         961,570         1,093,652           22,280           18,613
          Retail Shares...................................             117                --               --               --
          Agency Shares...................................          48,587            55,883                1            2,591
  Value of capital stock
   repurchased: Hamilton Shares...........................  (9,533,639,981)  (17,476,448,602)  (1,697,758,567)  (2,167,552,775)
           Premier Shares.................................  (8,133,558,314)  (27,466,337,043)  (2,776,908,126)  (6,866,527,570)
           Classic Shares.................................  (6,120,162,918)  (16,730,551,631)  (1,786,832,844)  (2,701,663,583)
           Institutional Shares...........................  (2,911,800,764)   (2,352,048,954)    (173,811,848)     (41,682,363)
           Agency Shares..................................    (206,747,182)      (16,451,975)        (890,380)        (342,103)
                                                           ---------------  ----------------  ---------------  ---------------
  Net increase in net assets resulting
   from capital stock transactions........................     702,226,350     2,152,649,099      130,847,041      378,784,255
                                                           ---------------  ----------------  ---------------  ---------------
  Increase in Net Assets..................................     702,216,507     2,151,815,861      130,734,765      378,569,547
Net Assets:
  Beginning of year.......................................  10,228,023,353     8,076,207,492    2,946,595,405    2,568,025,858
                                                           ---------------  ----------------  ---------------  ---------------
  End of period(a)........................................ $10,930,239,860  $ 10,228,023,353  $ 3,077,330,170  $ 2,946,595,405
                                                           ---------------  ----------------  ---------------  ---------------
  (a) Includes undistributed net investment  income as of
   period end............................................. $            --  $         89,316  $            --  $        36,102
                                                           ---------------  ----------------  ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Funds

                                                          Money Fund                   Treasury Money Fund
                                               --------------------------------  -------------------------------
                                               Six Months Ended    Year Ended    Six Months Ended   Year Ended
                                                June 30, 2007     December 31,    June 30, 2007    December 31,
                                                 (Unaudited)          2006         (Unaudited)         2006
                                               ---------------- ---------------  ---------------- --------------
Changes In Capital Stock
 Outstanding:
  Shares sold: Hamilton Shares................   9,034,942,612   17,737,583,173    1,578,175,087   2,396,655,964
         Premier Shares.......................   8,211,877,254   28,471,490,464    2,767,858,135   6,865,540,204
         Classic Shares.......................   5,213,196,861   16,968,577,086    1,573,618,262   2,800,553,496
         Institutional Shares.................   4,893,860,116    2,835,385,043      628,672,518      59,349,457
         Retail Shares........................          45,724               --               --              --
         Agency Shares........................     196,094,036       75,719,438          802,559       2,004,668
  Shares issued on reinvestment
   of dividends: Hamilton Shares..............      18,805,739       28,462,832        6,007,029       9,102,823
           Premier Shares.....................      14,339,937       23,508,123        3,659,335       7,491,223
           Classic Shares.....................      23,962,955       52,605,429        8,212,401      15,783,718
           Institutional Shares...............         961,570        1,093,652           22,280          18,613
           Retail Shares......................             117           55,883               --              --
           Agency Shares......................          48,587               --                1           2,591
  Shares repurchased: Hamilton Shares.........  (9,533,639,981) (17,476,448,602)  (1,697,758,566) (2,167,534,309)
             Premier Shares...................  (8,133,558,333) (27,466,337,043)  (2,776,908,126) (6,866,527,571)
             Classic Shares...................  (6,120,161,057) (16,730,551,154)  (1,786,832,844) (2,701,663,583)
             Institutional Shares.............  (2,911,800,764)  (2,352,048,954)    (173,811,848)    (41,682,363)
             Agency Shares....................    (206,747,182)     (16,451,975)        (890,380)       (342,103)
                                                --------------  ---------------   --------------  --------------
   Net increase...............................     702,228,191    2,152,643,395      130,825,843     378,752,828
  Shares outstanding, beginning of year.......  10,230,014,001    8,077,370,606    2,946,838,899   2,568,086,071
                                                --------------  ---------------   --------------  --------------
  Shares outstanding, end of period...........  10,932,242,192   10,230,014,001    3,077,664,742   2,946,838,899
                                                --------------  ---------------   --------------  --------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                     New York Tax-Exempt             100 % U.S. Treasury
                                                                          Money Fund                Securities Money Fund
                                                                -----------------------------  ------------------------------
                                                                 Six Months                     Six Months    For the Period
                                                                    Ended                          Ended     November 1, 2006*
                                                                  June 30,       Year Ended      June 30,         Through
                                                                    2007        December 31,       2007        December 31,
                                                                 (Unaudited)        2006        (Unaudited)        2006
                                                                -------------  --------------  ------------  -----------------
Operations:
  Net investment income........................................ $   4,572,743  $    7,312,311  $  1,933,962     $   411,349
  Net realized loss on investments.............................        (1,710)             --        (4,669)             --
                                                                -------------  --------------  ------------     -----------
   Net increase in net assets resulting from operations........     4,571,033       7,312,311     1,929,293         411,349
                                                                -------------  --------------  ------------     -----------
Dividends to Shareholders:
  Dividends from net investment
   income: Hamilton Shares.....................................    (1,275,502)     (2,391,822)       (8,092)             --
         Premier Shares........................................    (2,990,308)     (4,459,676)     (222,258)           (108)
         Classic Shares........................................      (306,933)       (460,813)     (432,731)             --
         Institutional Shares..................................            --              --    (1,270,881)       (411,241)
                                                                -------------  --------------  ------------     -----------
                                                                   (4,572,743)     (7,312,311)   (1,933,962)       (411,349)
                                                                -------------  --------------  ------------     -----------
Capital Stock Transactions:
  Proceeds from capital stock
   sold: Hamilton Shares.......................................   121,773,121     254,663,765       696,148              10
      Premier Shares...........................................   349,190,407   1,000,787,294    30,418,752         290,772
      Classic Shares...........................................    90,445,880     343,021,773    31,001,611              10
      Institutional Shares.....................................            --              --    10,175,000      50,000,010
      Agency Shares............................................            --              --            --              10
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares..................................       687,179       1,448,385         5,569              --
          Premier Shares.......................................     1,768,730       2,188,295            --              --
          Classic Shares.......................................       349,750         403,048            --              --
          Institutional Shares.................................            --              --     1,246,070         202,912
  Value of capital stock
   repurchased: Hamilton Shares................................  (106,842,022)   (258,993,543)      (72,000)             --
           Premier Shares......................................  (418,318,982)   (934,890,361)  (25,197,782)             --
           Classic Shares......................................  (104,692,485)   (325,955,435)  (18,134,975)             --
           Institutional Shares................................            --              --    (1,100,000)             --
                                                                -------------  --------------  ------------     -----------
  Net increase (decrease) in net assets resulting from capital
   stock transactions..........................................   (65,638,422)     82,673,221    29,038,393      50,493,724
                                                                -------------  --------------  ------------     -----------
   Increase (decrease) in Net Assets...........................   (65,640,132)     82,673,221    29,033,724      50,493,724
Net Assets:
  Beginning of period..........................................   302,399,741     219,726,520    50,493,724              --
                                                                -------------  --------------  ------------     -----------
  End of period................................................ $ 236,759,609  $  302,399,741  $ 79,527,448     $50,493,724
                                                                -------------  --------------  ------------     -----------

See notes to financial statements.

         BNY Hamilton Funds

                                                    New York Tax-exempt           100 % U.S. Treasury
                                                         Money Fund              Securities Money Fund
                                                ---------------------------  ------------------------------
                                                 Six Months                  Six Months    For the Period
                                                    Ended                       Ended     November 1, 2006*
                                                  June 30,      Year Ended    June 30,         Through
                                                    2007       December 31,     2007        December 31,
                                                 (Unaudited)       2006      (Unaudited)        2006
                                                ------------  -------------  -----------  -----------------
Changes In Capital Stock Outstanding:
  Shares sold: Hamilton Shares.................  121,773,121    254,663,766      696,148             10
         Premier Shares........................  349,190,407  1,000,787,293   30,418,752        290,772
         Classic Shares........................   90,445,880    343,021,773   31,001,611             10
         Institutional Shares..................           --             --   10,175,000     50,000,010
         Agency Shares.........................           --             --           --             10
  Shares issued on reinvestment of
   dividends: Hamilton Shares..................      687,179      1,448,384        5,569             --
          Premier Shares.......................    1,768,730      2,188,295           --             --
          Classic Shares.......................      349,750        403,048           --             --
          Institutional Shares.................           --             --    1,246,070        202,912
  Shares repurchased: Hamilton Shares.......... (106,842,022)  (258,993,543)     (72,000)            --
              Premier Shares................... (418,319,100)  (934,890,361) (25,197,782)            --
              Classic Shares................... (104,692,482)  (325,955,066) (18,134,975)            --
              Institutional Shares.............           --             --   (1,100,000)            --
                                                ------------  -------------  -----------     ----------
   Net increase (decrease).....................  (65,638,537)    82,673,589   29,038,393     50,493,724
  Shares outstanding, beginning of period......  302,400,453    219,726,864   50,493,724             --
                                                ------------  -------------  -----------     ----------
  Shares outstanding, end of period............  236,761,916    302,400,453   79,532,117     50,493,724
                                                ------------  -------------  -----------     ----------

* Commencement of investment operations was 11/01/06.

See notes to financial statements.

         BNY Hamilton Funds

                                                        U.S. Government
                                                           Money Fund                  Enhanced Income Fund
                                               ---------------------------------  -----------------------------
                                                                 For The Period
                                               Six Months Ended November 1, 2006* Six Months Ended  Year Ended
                                                June 30, 2007        Through       June 30, 2007   December 31,
                                                 (Unaudited)    December 31, 2006   (Unaudited)        2006
                                               ---------------- ----------------- ---------------- ------------
Operations:
  Net investment income.......................   $  1,555,920      $   454,022      $  2,090,251   $  3,859,266
  Net realized loss on investments and
   foreign currency transactions..............             --               --           (47,407)      (342,468)
  Increase (decrease) in unrealized
   appreciation/depreciation on
   investments and foreign currency
   transactions...............................             --               --           (80,869)       308,340
                                                 ------------      -----------      ------------   ------------
   Net increase in net assets resulting from
    operations................................      1,555,920          454,022         1,961,975      3,825,138
                                                 ------------      -----------      ------------   ------------
Dividends To Shareholders:
  Dividends from net investment
   income: Hamilton & Class A Shares..........             --               --           (84,073)      (100,309)
         Premier & Class C Shares.............       (254,884)         (24,504)              (20)          (756)
         Institutional Shares.................     (1,301,036)        (429,518)       (2,000,518)    (3,738,569)
                                                 ------------      -----------      ------------   ------------
                                                   (1,555,920)        (454,022)       (2,084,611)    (3,839,634)
                                                 ------------      -----------      ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock
   sold: Hamilton & Class A Shares............             --               10           722,837        783,380
      Premier & Class C Shares................     23,644,560       10,851,968                --              4
      Classic Shares..........................             --               10                --             --
      Institutional Shares....................             --       50,000,010        42,062,368     67,421,287
      Agency Shares...........................             --               10                --             --
  Proceeds from shares issued on
   reinvestment of
   dividends: Hamilton & Class A Shares.......             --               --            82,653         98,813
          Premier & Class C Shares............             --               --                26            750
          Institutional Shares................      1,303,727          209,552         1,010,124      1,701,742
  Value of capital stock
   repurchased: Hamilton & Class A Shares.....             --               --           (99,261)      (493,663)
           Premier & Class C Shares...........    (27,595,129)      (1,067,068)          (21,046)            (4)
           Institutional Shares...............             --               --       (25,161,052)   (90,750,502)
                                                 ------------      -----------      ------------   ------------
  Net increase (decrease) in net assets
   resulting from capital stock
   transactions...............................     (2,646,842)      59,994,492        18,596,649    (21,238,193)
                                                 ------------      -----------      ------------   ------------
   Increase (decrease) in Net Assets..........     (2,646,842)      59,994,492        18,474,013    (21,252,689)
Net Assets:
  Beginning of period.........................     59,994,492               --        68,391,697     89,644,386
                                                 ------------      -----------      ------------   ------------
  End of period (a)...........................   $ 57,347,650      $59,994,492      $ 86,865,710   $ 68,391,697
                                                 ------------      -----------      ------------   ------------
  (a) Includes undistributed net investment
    income as of period end...................   $         --      $        --      $     77,914   $     72,274
                                                 ------------      -----------      ------------   ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                            U.S. Government
                                                               Money Fund                 Enhanced Income Fund
                                                   ---------------------------------  ----------------------------
                                                                     For The Period
                                                   Six Months Ended November 1, 2006* Six Months Ended  Year Ended
                                                    June 30, 2007        Through       June 30, 2007   December 31,
                                                     (Unaudited)    December 31, 2006   (Unaudited)        2006
                                                   ---------------- ----------------- ---------------- ------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton & Class A Shares..........            --               10           365,069        395,642
         Premier & Class C Shares.................    23,644,560       10,851,968                --              2
         Classic Shares...........................            --               10                --             --
         Institutional Shares.....................            --       50,000,010        21,243,620     34,048,667
         Agency Shares............................            --               10                --             --
  Shares issued on reinvestment of
   dividends: Hamilton & Class A Shares...........            --               --            41,744         49,887
          Premier & Class C Shares................            --               --                13            378
          Institutional Shares....................     1,303,727          209,552           510,164        859,164
  Shares repurchased: Hamilton & Class A Shares...            --               --           (50,128)      (249,317)
             Premier & Class C Shares.............   (27,595,129)      (1,067,068)          (10,629)            (2)
             Institutional Shares.................            --               --       (12,707,602)   (45,804,595)
                                                     -----------       ----------       -----------    -----------
   Net increase (decrease)........................    (2,646,842)      59,994,492         9,392,251    (10,700,174)
  Shares outstanding, beginning of period.........    59,994,492               --        34,490,352     45,190,526
                                                     -----------       ----------       -----------    -----------
  Shares outstanding, end of period...............    57,347,650       59,994,492        43,882,603     34,490,352
                                                     -----------       ----------       -----------    -----------

* Commencement of investment operations was 11/01/06.

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                            Net Asset            Dividends  Net Asset
                                                            Value at     Net      from Net  Value at
                                                            Beginning Investment Investment  End of
                                                            of Period Income(a)    Income    Period
                                                            --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited).........   $1.00     $0.026    $(0.026)    $1.00
For the Year Ended December 31, 2006.......................    1.00      0.048     (0.048)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.031     (0.031)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.012     (0.012)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.010     (0.010)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.016     (0.016)     1.00
Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.025     (0.025)     1.00
For the Year Ended December 31, 2006.......................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.028     (0.028)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.014     (0.014)     1.00
Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.023     (0.023)     1.00
For the Year Ended December 31, 2006.......................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2005.......................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.......................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2003.......................    1.00      0.005     (0.005)     1.00
For the Year Ended December 31, 2002.......................    1.00      0.011     (0.011)     1.00
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2006.......................    1.00      0.049     (0.049)     1.00
For the Period November 15, 2005* through December 31, 2005    1.00      0.005     (0.005)     1.00
Retail Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.006     (0.006)     1.00
For the Year Ended December 31, 2006.......................    1.00         --         --      1.00
For the Period November 15, 2005* through December 31, 2005    1.00         --         --      1.00
Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.025     (0.025)     1.00
For the Year Ended December 31, 2006.......................    1.00      0.024     (0.024)     1.00
For the Period November 15, 2005* through December 31, 2005    1.00         --         --      1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Total                      Ratio to Average
                                                            Investment   Net Assets       Net Assets of
                                                              Return     at End of     -----------------
                                                             Based on      Period                   Net
                                                            Net Asset      (000's                Investment
                                                             Value(b)     Omitted)     Expenses    Income
                                                            ---------- ----------      --------  ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    2.60%   $4,622,785        0.19%**    5.19%**
For the Year Ended December 31, 2006.......................    5.00%    5,102,680        0.19%      4.89%
For the Year Ended December 31, 2005.......................    3.09%    4,813,508        0.20%      3.11%
For the Year Ended December 31, 2004.......................    1.19%    3,849,873        0.21%      1.19%
For the Year Ended December 31, 2003.......................    0.99%    3,317,497        0.23%      0.99%
For the Year Ended December 31, 2002.......................    1.66%    3,241,771        0.23%      1.65%
Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    2.47%    3,173,398        0.44%**    4.94%**
For the Year Ended December 31, 2006.......................    4.74%    3,080,742        0.44%      4.68%
For the Year Ended December 31, 2005.......................    2.83%    2,052,334        0.45%      2.79%
For the Year Ended December 31, 2004.......................    0.93%    2,072,615        0.46%      0.92%
For the Year Ended December 31, 2003.......................    0.74%    1,892,653        0.48%      0.74%
For the Year Ended December 31, 2002.......................    1.40%    2,242,856        0.48%      1.39%
Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    2.35%      570,585        0.69%**    4.69%**
For the Year Ended December 31, 2006.......................    4.48%    1,453,589        0.69%      4.41%
For the Year Ended December 31, 2005.......................    2.57%    1,163,077        0.70%      2.59%
For the Year Ended December 31, 2004.......................    0.68%    1,036,872        0.71%      0.68%
For the Year Ended December 31, 2003.......................    0.49%    1,017,653        0.73%      0.49%
For the Year Ended December 31, 2002.......................    1.15%    1,085,726        0.73%      1.14%
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    2.62%    2,514,708        0.14%**    5.23%**
For the Year Ended December 31, 2006.......................    5.05%      531,689        0.14%      5.09%
For the Period November 15, 2005* through December 31, 2005    0.50%       47,288        0.14%**    4.08%**
Retail Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    0.62%           46        0.95%**    4.43%**
For the Year Ended December 31, 2006.......................      --            --/(1)/     --         --
For the Period November 15, 2005* through December 31, 2005      --            --/(1)/     --         --
Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    2.55%       48,718        0.29%**    5.08%**
For the Year Ended December 31, 2006.......................    2.43%       59,322        0.29%      5.08%
For the Period November 15, 2005* through December 31, 2005      --            --/(1)/     --         --

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                   Net Asset Value                Dividends from Net Asset Value
                                                    at Beginning   Net Investment Net Investment    at End of
                                                      of Period      Income(a)        Income         Period
                                                   --------------- -------------- -------------- ---------------
PER SHARE DATA:

Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)      $1.00          $0.025        $(0.025)         $1.00
For the Year Ended December 31, 2006..............       1.00           0.047         (0.047)          1.00
For the Year Ended December 31, 2005..............       1.00           0.029         (0.029)          1.00
For the Year Ended December 31, 2004..............       1.00           0.011         (0.011)          1.00
For the Year Ended December 31, 2003..............       1.00           0.009         (0.009)          1.00
For the Year Ended December 31, 2002..............       1.00           0.015         (0.015)          1.00

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)       1.00           0.024         (0.024)          1.00
For the Year Ended December 31, 2006..............       1.00           0.045         (0.045)          1.00
For the Year Ended December 31, 2005..............       1.00           0.026         (0.026)          1.00
For the Year Ended December 31, 2004..............       1.00           0.008         (0.008)          1.00
For the Year Ended December 31, 2003..............       1.00           0.007         (0.007)          1.00
For the Year Ended December 31, 2002..............       1.00           0.013         (0.013)          1.00

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)       1.00           0.022         (0.022)          1.00
For the Year Ended December 31, 2006..............       1.00           0.042         (0.042)          1.00
For the Year Ended December 31, 2005..............       1.00           0.024         (0.024)          1.00
For the Year Ended December 31, 2004..............       1.00           0.006         (0.006)          1.00
For the Year Ended December 31, 2003..............       1.00           0.004         (0.004)          1.00
For the Year Ended December 31, 2002..............       1.00           0.010         (0.010)          1.00

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)       1.00           0.025         (0.025)          1.00
For the Year Ended December 31, 2006..............       1.00           0.048         (0.048)          1.00
For the Period November 14, 2005* through
 December 31, 2005................................       1.00           0.005         (0.005)          1.00

Retail Shares
For the Six Months Ended June 30, 2007 (Unaudited)       1.00              --             --           1.00
For the Year Ended December 31, 2006..............       1.00              --             --           1.00
For the Period November 14, 2005* through
 December 31, 2005................................       1.00              --             --           1.00

Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)       1.00           0.024         (0.024)          1.00
For the Year Ended December 31, 2006..............       1.00           0.007         (0.007)          1.00
For the Period November 14, 2005* through
 December 31, 2005................................       1.00              --             --           1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                      Total
                                                    Investment
                                                   Return Based  Net Assets at    Ratio to Average Net Assets of:
                                                   on Net Asset  End of Period    ----------------------------
                                                     Value(b)   (000's omitted)   Expenses  Net Investment Income
                                                   ------------ ---------------   --------  ---------------------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)     2.52%      $  599,016        0.20%**         5.03%**
For the Year Ended December 31, 2006..............     4.82%         712,614        0.20%           4.78%
For the Year Ended December 31, 2005..............     2.90%         474,418        0.21%           2.88%
For the Year Ended December 31, 2004..............     1.07%         441,619        0.23%           1.12%
For the Year Ended December 31, 2003..............     0.91%         296,892        0.24%           0.91%
For the Year Ended December 31, 2002..............     1.54%         288,414        0.23%           1.51%

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)     2.39%       1,724,068        0.45%**         4.78%**
For the Year Ended December 31, 2006..............     4.56%       1,729,522        0.45%           4.45%
For the Year Ended December 31, 2005..............     2.64%       1,723,171        0.46%           2.64%
For the Year Ended December 31, 2004..............     0.82%       1,472,147        0.48%           0.81%
For the Year Ended December 31, 2003..............     0.66%       1,280,008        0.49%           0.65%
For the Year Ended December 31, 2002..............     1.29%       1,511,644        0.48%           1.27%

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)     2.27%         266,120        0.70%**         4.54%**
For the Year Ended December 31, 2006..............     4.30%         471,111        0.70%           4.25%
For the Year Ended December 31, 2005..............     2.39%         356,438        0.71%           2.41%
For the Year Ended December 31, 2004..............     0.59%         297,459        0.71%           0.57%
For the Year Ended December 31, 2003..............     0.43%         353,307        0.72%           0.42%
For the Year Ended December 31, 2002..............     1.03%         288,290        0.73%           1.03%

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)     2.54%         486,549        0.15%**         5.04%**
For the Year Ended December 31, 2006..............     4.87%          31,683        0.15%           4.79%
For the Period November 14, 2005* through
 December 31, 2005................................     0.50%          13,999        0.16%**         3.85%**

Retail Shares
For the Six Months Ended June 30, 2007 (Unaudited)       --               --          --              --
For the Year Ended December 31,2006...............       --               --/(1)/     --              --
For the Period November 14, 2005* through
 December 31, 2005................................       --               --/(1)/     --              --

Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)     2.47%           1,577        0.30%**         4.93%**
For the Year Ended December 31,2006...............     0.72%           1,665        0.30%           4.98%
For the Period November 14, 2005/*/ through
 December 31, 2005................................       --               --/(1)/     --              --

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                                                        Total
                                                                                                      Investment
                                                            Net Asset            Dividends  Net Asset   Return
                                                            Value at     Net      from Net  Value at   Based on
                                                            Beginning Investment Investment  End of   Net Asset
                                                            of Period Income(a)    Income    Period    Value(b)
                                                            --------- ---------- ---------- --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited).........   $1.00     $0.017    $(0.017)    $1.00      1.71%
For the Year Ended December 31, 2006.......................    1.00      0.032     (0.032)     1.00      3.24%
For the Year Ended December 31, 2005.......................    1.00      0.021     (0.021)     1.00      2.16%
For the Year Ended December 31, 2004.......................    1.00      0.009     (0.009)     1.00      0.94%
For the Year Ended December 31, 2003.......................    1.00      0.007     (0.007)     1.00      0.74%
For the Period March 28, 2002* through December 31, 2002...    1.00      0.010     (0.010)     1.00      0.98%

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.016     (0.016)     1.00      1.58%
For the Year Ended December 31, 2006.......................    1.00      0.030     (0.030)     1.00      2.98%
For the Year Ended December 31, 2005.......................    1.00      0.019     (0.019)     1.00      1.91%
For the Year Ended December 31, 2004.......................    1.00      0.007     (0.007)     1.00      0.69%
For the Year Ended December 31, 2003.......................    1.00      0.005     (0.005)     1.00      0.49%
For the Period February 25, 2002* through December 31, 2002    1.00      0.009     (0.009)     1.00      0.88%

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited).........    1.00      0.014     (0.014)     1.00      1.46%
For the Year Ended December 31, 2006.......................    1.00      0.025     (0.025)     1.00      2.73%
For the Year Ended December 31, 2005.......................    1.00      0.016     (0.016)     1.00      1.66%
For the Year Ended December 31, 2004.......................    1.00      0.005     (0.005)     1.00      0.46%
For the Year Ended December 31, 2003.......................    1.00      0.003     (0.003)     1.00      0.29%
For the Period April 1, 2002* through December 31, 2002....    1.00      0.006     (0.006)     1.00      0.59%

*  Commencement of offering of shares.
** Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                      Ratio to Average Net Assets of:
                                                                      ---------------------------
                                                                                              Net
                                                                                           Investment
                                                               Net    Expenses,  Expenses,  Income,
                                                             Assets    Net of    Prior to    Net of
                                                             at End    Waiver     Waiver     Waiver
                                                            of Period from The   from The   from The
                                                             (000's    Bank of    Bank of   Bank of
                                                            omitted)  New York   New York   New York
                                                            --------- ---------  --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)......... $ 79,546    0.24%**    0.24%**    3.44%**
For the Year Ended December 31, 2006.......................   63,928    0.25%      0.26%      3.20%
For the Year Ended December 31, 2005.......................   66,810    0.25%      0.27%      2.14%
For the Year Ended December 31, 2004.......................   72,687    0.25%      0.30%      0.90%
For the Year Ended December 31, 2003.......................  130,911    0.25%      0.35%      0.75%
For the Period March 28, 2002* through December 31, 2002...   48,714    0.25%**    0.48%**    1.21%**

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited).........  142,076    0.49%**    0.49%**    3.17%**
For the Year Ended December 31, 2006.......................  209,437    0.50%      0.51%      2.94%
For the Year Ended December 31, 2005.......................  141,351    0.50%      0.51%      1.85%
For the Year Ended December 31, 2004.......................  200,329    0.50%      0.54%      0.74%
For the Year Ended December 31, 2003.......................  113,005    0.50%      0.60%      0.48%
For the Period February 25, 2002* through December 31, 2002   84,368    0.50%**    0.77%**    1.01%**

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited).........   15,138    0.74%**    0.74%**    2.89%**
For the Year Ended December 31, 2006.......................   29,035    0.75%      0.76%      2.68%
For the Year Ended December 31, 2005.......................   11,566    0.75%      0.77%      1.61%
For the Year Ended December 31, 2004.......................   14,853    0.74%      0.77%      0.63%
For the Year Ended December 31, 2003.......................    4,421    0.69%      0.79%      0.29%
For the Period April 1, 2002* through December 31, 2002....    5,330    0.75%**    0.96%**    0.68%**

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                           Net Asset                Dividends    Net Asset
                                                           Value at     Net          from Net    Value at
                                                           Beginning Investment     Investment    End of
                                                           of Period Income(a)        Income       Year
                                                           --------- ----------    ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)........   $1.00     $0.012       $(0.012)       $1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --            --         1.00
Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00      0.023        (0.023)        1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --/(1)/       --/(1)/    1.00
Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00      0.022        (0.022)        1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --            --         1.00
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00      0.024        (0.024)        1.00
For the Period November 1, 2006* through December 31, 2006    1.00      0.008        (0.008)        1.00
Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --            --         1.00

*  Commencement of offering of shares.
** Annualized.
(1)Less than $0.005 per share.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                           Ratio to Average Net Assets of:
                                                                           ---------------------------
                                                                                                   Net
                                                                  Net                           Investment
                                                     Total       Asset     Expenses,  Expenses,  Income,
                                                   Investment    Value      Net of    Prior to    Net of
                                                     Return      at End     Waiver     Waiver     Waiver
                                                    Based on    of Year    from The   from The   from The
                                                   Net Asset     (000's     Bank of    Bank of   Bank of
                                                    Value(b)    omitted)   New York   New York   New York
                                                   ---------- --------     ---------  --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)    1.23%   $   630        0.20%**    0.45%**    4.80%**
For the Period November 1, 2006* through
 December 31, 2006................................      --         --/(2)/     --         --         --
Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)    2.29%     5,511        0.45%**    0.65%**    4.60%**
For the Period November 1, 2006* through
 December 31, 2006................................    0.04%       291        0.45%**    0.98%**    4.50%**
Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)    2.19%    12,865        0.59%**    0.90%**    4.44%**
For the Period November 1, 2006* through
 December 31, 2006................................      --         --/(2)/     --         --         --
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)    2.44%    60,521        0.16%**    0.37%**    4.86%**
For the Period November 1, 2006* through
 December 31, 2006................................    0.82%    50,203        0.16%**    0.67%**    4.91%**
Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)      --         --/(2)/     --         --         --
For the Period November 1, 2006* through
 December 31, 2006................................      --         --/(2)/     --         --         --

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                           Net Asset            Dividends  Net Asset
                                                           Value at     Net      from Net  Value at
                                                           Beginning Investment Investment  End of
                                                           of Period Income(a)    Income    Period
                                                           --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)........   $1.00     $   --    $    --     $1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --         --      1.00

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00      0.024     (0.024)     1.00
For the Period November 1, 2006* through December 31, 2006    1.00      0.004     (0.004)     1.00

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00         --         --      1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --         --      1.00

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00      0.026     (0.026)     1.00
For the Period November 1, 2006* through December 31, 2006    1.00      0.009     (0.009)     1.00

Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    1.00         --         --      1.00
For the Period November 1, 2006* through December 31, 2006    1.00         --         --      1.00

* Commencement of offering of shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                                    Ratio to Average Net Assets of:
                                                                                    ---------------------------
                                                                                                            Net
                                                                                                         Investment
                                                             Total        Net       Expenses,  Expenses,  Income,
                                                           Investment  Assets at     Net of    Prior to    net of
                                                             Return     End of       Waiver     Waiver     Waiver
                                                            Based on    Period      from The   from The   from The
                                                           Net Asset    (000's       Bank of    Bank of   Bank of
                                                            Value(b)   omitted)     New York   New York   New York
                                                           ---------- ---------     ---------  --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2007 (Unaudited)........      --     $    --/(1)/     --         --         --
For the Period November 1, 2006* through December 31, 2006      --          --/(1)/     --         --         --

Premier Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    2.43%      5,835        0.45%**    0.73%**    4.86%**
For the Period November 1, 2006* through December 31, 2006    0.44%      9,785        0.45%**    0.90%**    4.87%**

Classic Shares
For the Six Months Ended June 30, 2007 (Unaudited)........      --          --/(1)/     --         --         --
For the Period November 1, 2006* through December 31, 2006      --          --/(1)/     --         --         --

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)........    2.58%     51,513        0.16%**    0.45%**    5.15%**
For the Period November 1, 2006* through December 31, 2006    0.86%     50,210        0.16%**    0.65%**    5.13%**

Agency Shares
For the Six Months Ended June 30, 2007 (Unaudited)........      --          --/(1)/     --         --         --
For the Period November 1, 2006* through December 31, 2006      --          --/(1)/     --         --         --

         BNY Hamilton Enhanced Income Fund

                                                                   Net
                                                                Realized                            Total
                                                                   and                            Investment
                                        Net Asset              Unrealized    Dividends  Net Asset   Return
                                        Value at     Net       Gain (Loss)    from Net  Value at   Based on
                                        Beginning Investment       on        Investment  End of   Net Asset
                                        of Period Income(a)    Investments     Income    Period    Value(b)
                                        --------- ----------   -----------   ---------- --------- ----------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................   $1.98     $0.05            --        $(0.05)    $1.98      2.45%
For the Year Ended December 31, 2006...    1.98      0.09            --         (0.09)     1.98      4.50%
For the Year Ended December 31, 2005...    1.99      0.05        $(0.01)        (0.05)     1.98      2.10%
For the Year Ended December 31, 2004...    2.00      0.03         (0.01)        (0.03)     1.99      1.02%
For the Year Ended December 31, 2003...    2.00      0.03            --         (0.03)     2.00      1.60%
For the Period May 2, 2002* through
 December 31, 2002.....................    2.00      0.02          0.01         (0.03)     2.00      1.43%

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................    1.98        --/(1)/       --/(1)/       --      1.98        --
For the Year Ended December 31, 2006...    1.98      0.07            --         (0.07)     1.98      3.73%
For the Year Ended December 31, 2005...    1.99      0.03            --         (0.04)     1.98      1.33%
For the Period June 18, 2004* through
 December 31, 2004.....................    1.99      0.01            --         (0.01)     1.99      0.50%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................    1.98      0.05            --         (0.05)     1.98      2.58%
For the Year Ended December 31, 2006...    1.98      0.09            --         (0.09)     1.98      4.77%
For the Year Ended December 31, 2005...    1.98      0.05          0.01         (0.06)     1.98      2.88%
For the Year Ended December 31, 2004...    2.00      0.03         (0.02)        (0.03)     1.98      0.76%
For the Year Ended December 31, 2003...    2.00      0.03          0.01         (0.04)     2.00      1.86%
For the Period May 1, 2002* through
 December 31, 2002.....................    2.00      0.03            --         (0.03)     2.00      1.63%

*  Commencement of offering of shares.
** Annualized.
***Effective December 29, 2006, Class C share accounts had been closed. On
   January 3, 2007, residual Class C shares remaining were redeemed.
(1)Less than $0.005 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                           Ratio to Average Net Assets of:
                                                        -----------------------------------
                                                         Expenses,   Expenses,  Net Investment
                                                          Net of     prior to   Income, Net of
                                         Net Assets at  Waiver from Waiver from  Waiver From   Portfolio
                                         End of Period  The Bank of The Bank of  The Bank of   Turnover
                                        (000's Omitted)  New York    New York      New York      Rate
                                        --------------- ----------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................    $  3,562        0.50%**     0.58%**       4.92%**       64%
For the Year Ended December 31, 2006...       2,860        0.50%       0.59%         4.43%        126%
For the Year Ended December 31, 2005...       2,473        0.50%       0.54%         2.92%         51%
For the Year Ended December 31, 2004...       7,966        0.50%       0.52%         1.30%        105%
For the Year Ended December 31, 2003...       3,332        0.50%       0.54%         1.37%         87%
For the Period May 2, 2002* through
 December 31, 2002.....................       5,505        0.50%**     0.60%**       1.72%**       40%

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................          21        1.25**      1.25**        2.14**        --
For the Year Ended December 31, 2006...          21        1.25%       1.35%         3.69%        126%
For the Year Ended December 31, 2005...          20        1.25%       1.29%         2.83%         51%
For the Period June 18, 2004* through
 December 31, 2004.....................          87        1.25%**     1.26%**       0.66%**      105%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................      83,304        0.25%**     0.33%**       5.18%**       64%
For the Year Ended December 31, 2006...      65,511        0.25%       0.34%         4.67%        126%
For the Year Ended December 31, 2005...      87,151        0.25%       0.29%         2.90%         51%
For the Year Ended December 31, 2004...     324,670        0.25%       0.27%         1.51%        105%
For the Year Ended December 31, 2003...     426,475        0.25%       0.29%         1.56%         87%
For the Period May 1, 2002* through
 December 31, 2002.....................     230,467        0.25%**     0.38%**       1.97%**       40%

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The six series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Securities Money Fund"), BNY Hamilton U.S. Government Money Fund (the "U.S. Government Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The Money Fund and the Treasury Money Fund offer the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares, Retail Shares and Agency Shares. The New York Tax-Exempt Money Fund offers the following three classes of shares: Hamilton Shares, Premier Shares and Classic Shares. The 100% U.S. Treasury Securities Money Fund and the U.S. Government Money Fund offer the following five classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares and Agency Shares. The Enhanced Income Fund offers the following two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. As of June 30, 2007, there were no outstanding Retail Shares for the Treasury Money Fund, Agency Shares for the 100% U.S. Treasury Securities Money Fund or Hamilton, Classic and Agency Shares for the U.S. Government Money Fund.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. The Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares Retail Shares and Agency Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. 100% U.S. Treasury Securities Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury;

.. U.S. Government Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities;

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. (The Fund is not a money market fund.)

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the Portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds and 0.08% on each Fund's daily average net assets for the 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Advisor's fee is 0.10% for the New York Tax-Exempt Money and Enhanced Income Funds on each Funds first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citi and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable at a monthly rate of 0.05% on each Fund's average daily net assets for the Money, Treasury Money, 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Administrator's fee is payable at a monthly rate of 0.07% on each Fund's average daily net assets for the New York Tax-Exempt Money and Enhanced Income Funds.

  During the six months ended June 30, 2007, The Bank of New York received the following amounts under the administration agreement:

                                                       Amount
                                                     ----------
                 Money Fund......................... $1,892,168
                 Treasury Money Fund................    512,859
                 New York Tax-Exempt Money Fund.....     81,045
                 100% Treasury Securities Money Fund     15,152
                 U.S. Government Money Fund.........     11,306
                 Enhanced Income Fund...............     23,084

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2007, the Money Fund, the Treasury Money Fund, the 100% U.S. Treasury Securities Money Fund, the U.S. Government Money Fund and the Enhanced Income Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                    Hamilton Premier Classic
                     Shares  Shares  Shares
                    -------- ------- -------
New York Tax-Exempt
 Money Fund........  0.25%    0.50%   0.75%

100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund


                                                             Classic
     Hamilton Shares            Premier Shares                Shares
 ------------------------  ------------------------  ------------------------
          0.20%                     0.45%                     0.59%

   Institutional Shares         Agency Shares
   --------------------         -------------
          0.16%                     0.26%

                                        Class A Institutional
                                        Shares     Shares
                                        ------- -------------
                   Enhanced Income Fund  0.50%      0.25%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2007.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Retail Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.50% and 0.25% of the annual average daily net assets of the Classic Shares, Retail Shares and Class A Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $9 from the sale of Class A Shares during the six months ended June 30, 2007.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the Treasury Money Fund, the New York Tax-Exempt Money Fund, the 100% U.S. Treasury Securities Money Fund, and the U.S. Government Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York Tax-Exempt Money Fund). The Bank of New York (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance. The shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                        % of Average
                      Daily Net Assets
                      ----------------
Money Fund and Treasury Money Fund
  Hamilton Shares....      0.05%
  Premier Shares.....      0.30%
  Classic Shares.....      0.30%
  Retail Shares......      0.30%
  Agency Shares......      0.15%

                        % of Average
                      Daily Net Assets
                      ----------------
New York Tax-Exempt Money Fund
  Premier Shares.....      0.25%
  Classic Shares.....      0.25%

100% U.S. Treasury Securities Money Fund
 and U.S. Government Money Fund
  Hamilton Shares....      0.05%
  Premier Shares.....      0.30%
  Classic Shares.....      0.30%
  Agency Shares......      0.15%

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the six months ended June 30, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                        Enchanced Income Fund
                                       -----------------------
                                        Purchases     Sales
                                       ----------- -----------
                 U.S. Gov't Securities $40,701,518 $18,165,141
                 All Other............  23,032,239  27,284,650

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                     Capital Loss
                                     Carryforward Expiration
                                     ------------ ----------
                   Money Fund.......  $  836,464     2013
                                         965,090     2014
                   Treasury Money
                    Fund............     166,638     2013
                                         214,708     2014
                   New York
                    Tax-Exempt Money
                    Fund............       1,681     2007
                                           1,412     2010
                   Enhanced Income
                    Fund............     205,618     2011
                                       1,689,718     2012
                                       2,085,448     2013
                                         482,656     2014

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Money Fund deferred post-October losses in the amount of $279,872 during 2006.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                               *Distributions Paid From:
                                          ------------------------------------
                                                          Net        Total
                                                       Long Term    Taxable
                                            Ordinary    Capital  Distributions
                                             Income      Gains       Paid
                                          ------------ --------- -------------
 Money Fund.............................. $414,130,212    --     $414,130,212
 Treasury Money Fund.....................  112,540,704    --      112,540,704
 New York Tax-Exempt Money Fund..........      399,376    --          399,376
 100% U.S. Treasury Securities Money Fund      411,349    --          411,349
 U.S. Government Money Fund..............      454,022    --          454,022
 Enhanced Income Fund....................    3,839,634    --        3,839,634

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $6,912,935.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                       Undistributed Undistributed             Accumulated    Unrealized         Total
                         Ordinary      Long-Term   Accumulated Capital and  Appreciation/     Accumulated
                          Income     Capital Gains  Earnings   Other Losses (Depreciation) Earnings/(Deficit)
                       ------------- ------------- ----------- ------------ -------------- ------------------
Money Fund............    $89,316         --         $89,316   $(2,081,426)          --       $(1,992,110)
Treasury Money Fund...     36,102         --          36,102      (381,346)          --          (345,244)
New York Tax-Exempt
 Money Fund...........         --         --              --        (3,093)          --            (3,093)
100% U.S. Treasury
 Securities Money Fund         --         --              --            --           --                --
U.S. Government Money
 Fund.................         --         --              --            --           --                --
Enhanced Income Fund..     76,014         --          76,014    (4,463,440)    $(35,406)       (4,422,832)

7. Written Option Activity

  For the six months ended June 30, 2007, the Enhanced Income Fund did not have any written options activity.

8. Reclassification of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                            Income
                                        Undistributed
                          Undistributed capital gains/
                               net       (accumulated  Paid in
                           investment      losses)     capital
                          ------------- -------------- -------
                 Enhanced
                  Income
                  Fund...   $(18,939)      $18,939       --

9. Concentration of Risk

  The New York Tax-Exempt Money Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10. New Accounting Pronouncements

  In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of June 30, 2007, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Information about Advisory Agreements (Unaudited)

    At a meeting held on May 16, 2007, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged benchmark index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other comparable investment companies;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

       8.other fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolios;

       9.information about fees charged by the Adviser to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser; and

      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser based on their experience as directors and the responses and materials provided by the Adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser

    The directors noted that, under the Agreements, the Adviser, subject to the supervision of the directors, manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs continue to be refined and enhanced. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to various regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements and that such services were appropriate and consistent with the terms of each of the Investment Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    The directors reviewed the information provided by the Adviser and the independent consultant concerning the Adviser's profitability from providing investment advisory and administration services to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio. The directors recognized that it is difficult to make comparisons of profitability derived from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors also recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive.

Fall-Out Benefits

    The directors considered that the Adviser benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above and that the Portfolios may potentially benefit from the receipt of these services by the Adviser.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as provided by the independent consultant ("Peer Category") and as provided by an independent data provider ("Data Provider Category"). The directors also considered the investment results for each Portfolio with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, the directors reviewed information showing performance of each Portfolio compared to the funds in its Peer Category for the 1- and 3-year periods ended December 31, 2006, to funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2006 and compared to an appropriate securities index over comparable periods. Among other considerations, they noted the following:

    Money Fund. The directors noted that the performance for the 1-year period of the Money Fund was better than that of its Peer Category median, and that for the 3-year period, it had equivalent performance.

    Treasury Money Fund. The directors noted that the performance for the 1- and 3-year periods of the Treasury Money Fund was better than that of its Peer Category median.

    New York Tax-Exempt Money Fund. The directors noted that the performance for the 1- and 3-year periods of the New York Tax-Exempt Money Fund was better than that of its Peer Category median.

    Enhanced Income Fund. The directors noted that, although the 1- and 3-year performance of the Enhanced Income Fund lagged that of its Peer Category median, the Adviser is implementing steps to improve performance.

    The directors concluded that the performance of the Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support approval of the Agreements.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons among investment advisers regarding their advisory fees because there are variations in the types and levels of services provided by various advisers.

    The directors also considered the fees the Adviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. The directors were also mindful that, for many of the Portfolios, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Portfolios. The directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of funds within the relevant Peer Category with as well as with a group of similar funds of competitors in similar distribution channels and in the Data Provider Category. The directors concluded that the advisory fees and total expense ratio of each Portfolio were reasonable in relation to the nature and quality of the services provided by the Adviser.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 reductions in administration fees, which affect all Portfolios. The directors concluded that the extent to which economies of scale were expected to be shared with the Portfolios supported the approval of the Investment Advisory Agreements.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003.

Karen Osar......... Director        Retired; formerly Executive Vice President and
  1949                              Chief Financial Officer, Chemtura, Inc., 2004
                                    to 2007; Senior Vice President and Chief
                                    Financial Officer, Mead Westvaco Corp., 2002
                                    to 2003; Senior Vice President and Chief
                                    Financial Officer, Westvaco Corp., 1999
                                    to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948                              Officer, Comcast Corporation, 1990 to
                                    Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Officers              Position                   During Past Five Years
       --------              --------                   ----------------------

Joseph F. Murphy....... President and       Managing Director, The Bank of New York,
  1963                  Chief Executive     since April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965                  Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948                  Officer             New York, 1999 to Present.

Jennifer English**..... Secretary           Counsel, Legal Administration Services, Citi
  1972                                      Fund Services Ohio, Inc., 2005 to Present;
                                            Assistant Vice President and Assistant Counsel,
                                            PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** Assistant Secretary Paralegal, Citi Fund Services Ohio, Inc., 2005
  1965                                      to Present; Blue Sky Corporate Legal Assistant,
                                            Palmer & Dodge LLP, 1999 to 2005; Business
                                            Law Legal Assistant Coordinator, Palmer &
                                            Dodge LLP, 2002 to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
   Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Institutional Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Agency Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Retail Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund or the BNY Hamilton Enhanced Income Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                               BNY-SAR-MNY-6/07

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2007


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




   CORE BOND FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   MUNICIPAL ENHANCED YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The first six months of 2007 were again a period of volatility in the U.S. equity markets. Stocks rose quite steadily early in the period, but then experienced an abrupt, steep decline at the end of February, when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Further negative sentiment crept into the market during the first quarter, as concerns rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy.

In the spring, however, a more positive tone reasserted itself. Corporate earnings reports came in stronger than expected, and the impact from the various challenges in the real estate and mortgage arena proved to be much less than many had anticipated. This buoyed stocks through April and May. By early June, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets, with the result being negative performance for that month, although returns for the six months were firmly in the positive range. Over the six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

Over the period, large-cap stocks slightly outperformed small caps. This marked a mild reversal, as small caps had outperformed their large-company counterparts for several years. In a slight twist, however, mid-cap stocks offered the strongest performance. Reflecting another change after a multi-year trend, growth stocks outperformed value stocks across all market capitalizations over the six months.

The outlook for U.S. equities in the months ahead remains uncertain. Although long-term rates did rise during the period, the outlook for interest rates and inflation is generally tame. Energy prices remain high, though, and the ultimate shakeout from weakness in the housing market and difficulties with subprime borrowers and lenders remains to be seen. Both of these factors could put a crimp in consumer spending, which is responsible for the majority of economic activity in the U.S. Nonetheless, while the tone of the markets may have grown more cautious, positive sentiment still appears to outweigh negative among domestic equity investors.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 6.96%. The Russell 2000(R) Index of small-cap stocks posted a total return of 6.46% for the same period.

International markets offered strong performance over the six months, outpacing the major U.S. equity indexes. As in the U.S., though, the path was not always smooth, with a generally strong start in the first two months of the year, followed by a sharp pullback at the end of February. Again, concerns that a weak housing market and problems with subprime loans would hurt U.S. consumers, in this case reducing their demand for imported goods, drove the downturn. China's precipitous single-day drop of 9% in February was also fueled in part by concerns that market was becoming overheated. Indeed, for the six months, returns for China were well in the double digits. In the spring, emerging markets led the charge for international stocks, moving past their February declines to surge ahead of developed market indexes.

Toward the end of June, fears about rising global interest rates, the potential for inflation given strong economic growth in global markets, and the remaining potential for repercussions from difficulties in the U.S. subprime mortgage market all lent a note of uncertainty to global markets, even as they continued to post solid returns. The U.S. Dollar remained weak against major foreign currencies, raising some concerns but also boosting returns for dollar-based investors.

For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index(R)--which reflects returns after currency conversions--returned 10.74%, outpacing major domestic equity indexes.

The fixed-income markets were marked by a lack of action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke held the federal funds target rate steady at 5.25%, where it has now stood for a year. Early in the year, many observers believed the Federal Reserve had raised rates sufficiently to keep inflation at bay, while keeping them low enough to keep the economy growing at a healthy, sustainable level. For a time, prices in the fixed-income market reflected the belief held by many that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a profile that is more in line with historical norms than its recent flat to inverted state.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After the sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. As the period progressed, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues for the six months.

As the period drew to a close, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. We are looking ahead to the coming six months with an element of caution, but also with confidence in the strengths that still underpin the U.S. economy and the markets. There is not yet a clear picture of how extensive the impact of the problems with subprime mortgages will be, and the situation will require careful monitoring for the foreseeable future. Economic growth around the globe remains robust; while this situation does also present some risk of inflation, it could create tremendous opportunities for companies both in the U.S.
and abroad.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

       LOGO
Joseph F. Murphy
Managing Director
President, BNY Hamilton Funds
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers..................... Page   5

Fees and Expenses.......................       26

Portfolio Summaries.....................       29

Schedules of Investments................       33

Statements of Assets and Liabilities....      104

Statements of Operations................      108

Statements of Changes in Net Assets.....      112

Financial Highlights....................      116

Notes to Financial Statements...........      130

Information About Advisory Agreements...      141

Directors and Officers..................      146

BNY HAMILTON CORE BOND FUND

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A. Economic data continued to present a mixed picture over the past six months. Growth in the economy outside of household spending has been showing resilience, but for many the focus remains on the potential impact on consumer spending of the weaker housing market and the difficulties in the subprime mortgage market. Employment data have not been notably strong, but neither have they been sufficiently weak as to justify a rate cut from the Federal Reserve. Inflation remains close to the Federal Reserve's comfort zone of 1% to 2%, with core inflation expected to decelerate further. In all, the data are working together to keep the federal funds target rate steady at 5.25%, the level where the Federal Reserve has held it since June 2006.

   The potential economic implications of the weakening housing market helped to push shorter-term (three- and six-month) interest rates down, while the yield on two-year issues increased by 0.28 percentage points to 4.85%, the 10-year yield increased 0.38 percentage points to 5.02%, and the 30-year rate increased by 0.28 percentage points to 5.12%.

   Although the Federal Reserve has said that inflation is a greater concern than weaker economic growth--suggesting they might be willing to raise rates in the future--the fact that inflation is easing and the continuing weakness in the housing market have gradually made Federal Reserve officials more confident that rate increases will be avoidable. This somewhat contradictory set of circumstances is one reason the U.S. dollar has continued to fall against major foreign currencies.

   As more problems among subprime mortgage borrowers and lenders began to surface, a re-evaluation of risk in the fixed-income markets has ensued. This helped investment-grade Corporate bonds to perform solidly during the second quarter. Although there were fears that difficulties in the subprime arena could spill over into other parts of the economy, during the six months the repercussions were not yet serious or widespread in nature.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of 0.75% for Institutional Shares for the six months ended June 30, 2007. In comparison, the Lehman Brothers(R) Aggregate Bond Index returned 0.98% for the same period.

   Although the Fund's exposure to High-Yield issues and its shorter duration relative to the benchmark helped performance, the Fund's holdings in the Securitized market (Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities) were detrimental. Global strategies contributed positively to performance during the second quarter.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: In general, investment-grade spread (non-Treasury bond) sectors underperformed during the period; the Fund's overweighting in this area of the market detracted from performance.

   On the positive side, the Fund's shorter-than-benchmark duration, yield-curve positioning, high-yield exposure, and global currency and global interest-rate strategies all were positive for the Fund during the six months.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund maintained a full weighting in the investment-grade Corporate sector; this allowed us to take advantage of wider yield spreads (the difference between these issues' yields and the lower yields available on comparable-maturity Treasurys) while continuing to maintain a bias toward higher credit quality.

   The Fund's main overweighting continues to be in the Securitized sector; we have allocated about 68% of assets weighting in Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities versus a weighting of approximately 44% in the Lehman Aggregate Index. We continue to find these to be appropriate holdings for the portfolio; even though they underperformed in the recent period, we believe they have the potential to outperform in a variety of market environments.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: With mixed economic data and the Federal Reserve firmly on the sidelines, we anticipate that the Fund will move to a full duration and continue to overweight higher-yielding bonds from spread sectors.

   We also intend to maintain the Fund's overweighting in high-quality Securitized bonds, as they can help increase the Fund's yield while being consistent with our bias toward quality. Regardless of the interest-rate environment, we plan to continue to emphasize Mortgage holdings, as we find they can hold up well in a range of market scenarios.

   The repricing of risk that took place during the six months presents opportunities for the Fund, as we maintain a higher credit-quality bias. In the face of continued leveraged buyout activity, we are keeping focused on issues from companies less susceptible to leveraging transactions.
   The Fund will continue the new global currency and global interest-rate strategies to add performance. We also intend to maintain the Fund's exposure to carefully selected High-Yield issues for their attractive return potential.

                                                                      TRAILING   TRAILING   TRAILING
                                                    YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                         TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON CORE BOND FUND (INSTITUTIONAL SHARES)  0.75%    5.53%     3.38%      3.84%      5.08%
-----------------------------------------------------------------------------------------------------
BNY HAMILTON CORE BOND FUND (CLASS A SHARES)       -3.55%    0.80%     1.65%      2.68%      4.36%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) AGGREGATE BOND INDEX                0.98%    6.12%     3.98%      4.48%      6.02%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares.

Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

BNY Hamilton High Yield Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Two distinctive stories were in place for High-Yield bonds in the first half of 2007. Largely led by the lower-quality (distressed) segment and continued leveraged buyout activity through the end of May, High-Yield bonds outperformed other fixed-income sectors for most of the period. When higher interest rates and subprime mortgage concerns surfaced in June, riskier asset classes--including High Yield--suffered. This setback did not dampen the strong absolute returns evident in the High-Yield market over the first six months.

   Despite rallies in the lower-rated tiers of the market for much of the six months, our high-quality High-Yield bonds have performed much better than they have in past periods. The difference in yield, or spread, between distressed bonds and healthier ones is approaching historic minimums; further, June's decline may have led investors to reassess their tolerance for risk, and to take a closer look at higher-quality High Yield offerings. Overall, we believe the current environment should be beneficial for higher-quality issues within the High Yield sector.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six months ended June 30, 2007, the Fund returned 2.09% for Institutional Shares. For the same period, the Merrill Lynch(R) BB-B Non-Distressed Index returned 2.45%.

   Large, liquid issues were easiest to sell--and thus the first to be sold off--during the June decline. These bonds are heavily represented in our portfolio, and contributed to our underperformance during the latter part of the period. We expect these bonds to rebound once the market stabilizes and the trading environment for weaker credits improves.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Over the six months, we focused our efforts on shrinking the yield gap between the portfolio and the benchmark while not sacrificing credit quality. In addition, we sold bonds that experienced upgrades or reached performance targets, and replaced them with solid credits that we believe have the potential to move up the ratings scale. Among the bonds that achieved performance targets were Communications holdings Rogers Cable, Echostar, Embarq and Windstream.

   In companies with solid income statements and balance sheets, we chose to move down the capital structure to pick up income and take advantage of price inefficiencies. Although we underperformed the benchmark for the period, we believe these changes will be beneficial for performance going forward.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We have never deviated from our core values of bottom-up research and high-quality bias in the High-Yield market. Now more than ever, these values are critical to performance. With investors finally taking a closer look at risk, we believe our diligent credit research and security selection will be rewarded.

   Over the six months, we reviewed the portfolio for leveraged buyout risk, which led us to decrease positions in companies such as natural gas producer Chesapeake Energy. We also increased our stake in newly issued deals from Health Care giant HCA and Idearc, a print and Internet directory publisher spun off from Verizon.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: While the Bear Stearns hedge fund crisis that emerged shortly after the end of the period revolves more around the use of leverage and derivatives than the performance of subprime mortgages, the two issues are not disconnected. Attempts to sell "out of favor" securities in a market with few buyers have compounded problems in both the Investment-Grade and High-Yield markets. The lack of attention previously paid to poor subprime lending standards is similar to the demand that has driven the issuance of distressed High Yield bonds over the past few years. We anticipate that derivatives designed to protect against credit defaults will be tested in coming months and years.

   With respect to risk in general, Wall Street is now less likely to extend liquidity to hedge funds and private equity firms. New bond offerings for the riskiest creditors were downsized or eliminated, or underwent significant covenant revisions in the last few weeks of the quarter. This development will likely slow the pace of leveraged buyouts going forward, as financing has now weakened for overly speculative High-Yield issuers.

   Companies that have the ability to generate cash flow, effectively tap the capital markets, and repay their debts when due should have less difficulty in this changing environment. We believe our portfolio of solid, improving bonds fits this description, and thus should be positioned for success.

                                                                       TRAILING   TRAILING    SINCE
                                                     YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                          TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON HIGH YIELD FUND (INSTITUTIONAL SHARES)  2.09%    9.10%     6.08%       N/A       6.09%
------------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND (CLASS A SHARES)       -2.37%    4.09%     4.26%       N/A       4.70%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH(R) BB-B NON-DISTRESSED INDEX           2.45%   10.71%     8.34%      9.68%      8.66%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.89% and 1.14%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch(R) BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Mixed economic data and benign inflation readings led the Federal Reserve to hold the federal funds target rate at 5.25% for all of the first half of 2007. Despite some real weakness in the housing sector and rising defaults on subprime mortgage loans, the bond market focused instead on steady employment growth and stability in the manufacturing sector; this outlook reduced the expectation of interest-rate cuts from the Federal Reserve, and yields on longer maturity issues rose during the six months. The two-year Treasury yield rose by 0.05 percentage points, the 10-year figure rose by
   0.31 percentage points, and 30-year Treasury yields rose by 0.30 percentage points.

   This environment was not favorable for high-quality spread (non-Treasury) bonds, including Agencies, Mortgage-Backed Securities, and other Securitized bonds. Lower-quality non-financial bonds bucked this trend, however, and outperformed for the six months.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2007, the Fund returned 1.08% for Institutional Shares. Over the same period, the Lehman Brothers(R) Intermediate Government Bond Index returned 1.53%.

   The Fund's duration posture straddled the Lipper and Lehman Intermediate Government benchmarks, with a longer duration versus the Lehman index and a shorter duration versus the Lipper. With longer-term interest rates moving significantly higher during the first half of the year, our longer duration versus the Lehman index was detrimental to our relative performance.

   The Fund's longer-maturity Treasury and agency bonds had little impact on performance, as the yield curve between the 10-year and 30-year points retained largely the same shape over the period.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund's overweightings in the Agency and Mortgage sectors detracted from performance, as both sectors underperformed during the period. Nonetheless, we continue to find these holdings attractive, as our bonds representing seasoned premium Mortgage pools and our long-duration Agency bonds provide a stable source of income.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our key strategies remain as follows: First, we plan to keep the Fund's duration short relative to the Lipper benchmark to help protect against a continued upward shift in the yield curve. Within these bounds, however, we may still look for opportunities to extend duration closer to a neutral level. Second, we may also seek to move some of our exposure from bonds with the longest maturities to the intermediate segment of the yield curve. This could allow the Fund to benefit should the yield curve move from its relatively flat profile and become steeper. And third, we plan to keep a significant weighting in Mortgage and Agency securities, and to even add to these holdings should their yields rise.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The relatively flat U.S. Treasury yield curve implies that there is some risk that the Federal Reserve maintains the federal funds rate at its current level for too long, potentially requiring future easing to offset resulting economic weakness that may result. While we believe this scenario is possible, we also believe that the yield curve has already factored in this possibility and it is likely the curve will continue to steepen.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                                 TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
(INSTITUTIONAL SHARES)                                      1.08%    5.17%     3.46%      3.63%      5.21%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND (CLASS A SHARES) -3.34%    0.45%     1.72%      2.46%      4.48%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) INTERMEDIATE GOVERNMENT INDEX               1.53%    5.43%     3.19%      3.50%      5.35%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 2007. Had expenses not been assumed, the average annual return would have been lower.

The Lehman Brothers(R) Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Many market participants began the year expecting the Federal Reserve to cut the federal funds target rate at some point in the second quarter. As the year progressed, however, those expectations faded, and the Federal Reserve ended the period by holding the target rate at 5.25%, where it has been since June 2006.

   Despite the Federal Reserve's inactivity, the relative calm that the fixed-income markets enjoyed over the past few years came to an abrupt halt during the period as volatility took its place. Interest rates--except for those within the Federal Reserve's purview--moved decidedly higher during the first six months of the year. In the first quarter, municipal rates moved up and down in a sawtoothed manner, ending those three months just a few basis points higher than where they began. In the second quarter, though, these rates moved up by 0.30 to 0.40 percentage points in response to continued growth in the domestic and international economies and inflation concerns. The yield curve steepened over the course of the period, as the spread, or gap between yields on bonds with one-year maturities and those with 20-year maturities, widened to 0.81 percentage points from 0.61.

   New issuance in the municipal bond market was strong over the period; the figure of $227 billion in new issuance through June is 26.5% ahead of the volume for the same period in 2006. Market analysts are expecting a record year, topping 2005's record level of $408 billion. New York issuers came to the market with nearly $14 billion in new offerings, ranking the state in fourth place.

   Despite significant spending increases, New York State closed its fiscal year on March 31, 2007 with a $1.5 billion budget surplus. In New York City, continuing strength in the financial and real estate markets helped to produce nearly $5 billion in surplus revenues for the City, a 14% increase over levels projected in the 2007 budget. Standard & Poor's raised the City's credit rating from AA- to AA in June, recognizing the City's economic and revenue performance as well as its consistently prudent utilization of surplus revenues to reduce long-term liabilities and provide for possible shortfalls in future years.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 0.28% for the Institutional Shares for the six months ended June 30, 2007. For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 0.62% and 0.19%, respectively.

   Despite the unfavorable rising rate environment, the total return for the Fund stayed in positive territory. Short-term bonds offered the best performance during the first half of the year, with performance becoming progressively weaker as one moved out longer on the yield curve.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund holds positions across most of the maturity spectrum, with the greatest representation in bonds with maturities between five and 15 years. Approximately 18% of the Fund's assets mature within five years; these holdings produced positive returns.

   Over the past few quarters, we have viewed bonds with maturities beyond 15 years as overvalued. We therefore had limited exposure to the sector--which was beneficial during the period as it produced the weakest returns.

   The average maturity and average duration of the Fund ended the period at
   5.38 years and 4.53 years, respectively.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: As rates moved up during the period, we continued to move assets from cash and cash equivalents into securities further out on the yield curve, with an emphasis on bonds with maturities between seven and 12 years. As we have noted, bonds with maturities greater than 15 years appeared too expensive for most of the period; it was not until June that we saw bonds at the longer end of the maturity spectrum give up ground and begin to represent some value. The difference in yield, or spread, between higher- and lower-quality bonds remained narrow. In this environment, we kept the Fund's average credit rating at AA.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The volatility seen in the fixed-income markets over the past six months has served as a reminder of the two primary risks of bond investing:
   Interest-rate risk and credit risk. The first of these risks was strongly in evidence, as rates rose (and bond values consequently declined), particularly among longer-term issues. Credit risk was also seen, driven by difficulties in the subprime mortgage market.

   These challenging times do present opportunity, however. As interest rates have moved to higher levels, we can now find yields of 4% or more on high-quality municipals with maturities around 10 years. For investors in the 35% tax bracket, this is equivalent to a taxable yield of 6.15%--an attractive figure.

   Going forward, we believe the market will continue to be influenced by both domestic and global economic conditions. We will be closely monitoring the market to follow the course of inflation and the health of the housing sector--and the Federal Reserve's response to both of these factors.

                                                                      TRAILING   TRAILING   TRAILING
                                                    YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                         TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                              0.28%    3.81%     3.11%      3.28%      4.19%
-----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
(CLASS A SHARES)                                   -4.10%   -0.75%     1.37%      2.14%      3.49%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 5 YEAR G.O. MUNI BOND INDEX         0.62%    3.84%     2.91%      3.26%      4.53%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 7 YEAR G.O. MUNI BOND INDEX         0.19%    4.13%     3.42%      3.92%      4.99%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 2007. Had expenses not been assumed, the average annual return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Interest rates on longer-maturity securities moved notably higher over the first six months of 2007, even as the federal funds target rate remained steady at 5.25%. Although the Federal Reserve remained out of the market during the first half of 2007, its official comments remained for the most part decidedly hawkish. This played a role in the fixed-income markets' erratic drift during the period. During the later months of the period, growth and inflation seemed robust enough to cause the bond market to turn in negative results.

   Other, broader issues that had a negative impact on fixed-income securities included stubbornly high crude oil and gasoline prices, difficulties in the subprime mortgage market, and the weak dollar relative to major foreign currencies. All of these factors resulted in a flat bond market. Bond prices actually fell slightly, with the decline offset only by coupon income.

   New municipal issuance was robust for the six months; with $227 billion in new issuance through June, the pace is well ahead that of the same period in 2006.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2007, the Fund posted a total return of -0.05% for Institutional Shares. In comparison, the Lehman Brothers(R) Five-Year and Seven-Year Municipal Bond Indexes returned 0.62% and 0.19%, respectively, for the same period.

   The Fund's underperformance versus the Lehman Five Year Municipal Index resulted from the Fund's slightly longer duration. The Fund more closely tracked the performance of the Lehman Seven Year Municipal Index. In this case, the Fund's bias toward higher-quality bonds caused it to give up a bit of yield relative to the index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Clearly, the longest-duration securities offered the weakest performance during the first half of the year, while cash and short-maturity issues did best. Credit quality continued to be on the upswing in the municipal market this year, as most states turned in positive financial results. As a result, declining credit quality was generally not a factor in underperformance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund entered the first half of the year with positioning that was essentially neutral to its benchmark and peer group. Given our view that the Federal Reserve might cut short-term interest rates in 2007, we positioned the Fund to take advantage of such a development.

   As we have noted earlier, a number of macroeconomic developments have kept the Federal Reserve out of action so far in 2007. We believe these issues will likely delay any rate cuts until 2008.

   Although concerns about accelerated growth--along with the specter of rising interest rates and inflation--were recently a factor in the markets, more recently these fears have waned. In this context, we are comfortable with our positioning for the long term.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although there is currently significant uncertainty in the fixed-income markets, we are encouraged by signs of improvement in the domestic economy. With some exceptions, we see the potential for continued, sustainable growth with acceptable levels of inflation.

   Conditions within the municipal market appear solid. Heavy new issuance volume was met with firm investor demand, and credit quality was steady to improving. Under these conditions, we believe it is likely that tax exempt securities will, on a relative and risk-adjusted basis, be positioned for positive performance in the remainder of 2007.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                                 TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                                     -0.05%    3.48%     2.72%      3.01%      4.08%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND (CLASS A SHARES) -4.42%   -1.27%     0.99%      1.88%      3.38%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 5 YEAR G.O. MUNI BOND INDEX                 0.62%    3.84%     2.91%      3.26%      4.53%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 7 YEAR G.O. MUNI BOND INDEX                 0.19%    4.13%     3.42%      3.92%      4.99%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. Total return figures include change in share price and reinvestment of dividends and capital gains. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in an index.

BNY Hamilton Municipal Enhanced Yield Fund

 Investment Considerations--Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

An Interview with Co-Portfolio Managers, Nancy Angell, Senior Vice President; John Fox, Senior Vice President; Brian Moreland, Vice President and Martin Tourigny, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: What started as an uneventful year, with bonds trading within a narrow range, quickly turned more interesting when, over a four-week period, 10-Year Treasury yields rose by nearly 0.70 percentage points. This market sell-off was precipitated by a series of rate increases by central banks around the world, as well as the market's realization that the Federal Reserve, concerned with the impact that strong global growth and a tight domestic labor market could have on inflation, may not begin an easing campaign anytime soon. In fact, in June, the Federal once again kept its target rate firm at 5.25%, marking eight consecutive meetings with no change in policy.

   With the exception of bonds with maturities of less than three years, municipal rates moved up in a parallel fashion. In the first quarter, rates increased by 0.30 percentage points across the yield spectrum from three to 30 years. Thus, performance in the first quarter was directly dependent on duration (sensitivity to interest-rate hikes), as only bonds with durations of five years or less managed positive returns; longer-term bonds took the brunt of the damage. Municipals outperformed Treasurys only modestly during the first quarter, as 10-year Treasury rates rose 0.38 percentage points, leaving the muni-to-Treasury yield ratio unchanged at 81%.

   In the second quarter, the difference in yield, or spread, on lower-quality-investment grade bonds relative to Treasurys widened between
   0.05 and 0.10 percentage points. More than anything else, this most likely reflected a giveback for some of the spread compression that the market has experienced over the past few years. In addition, a 41% year-over-year increase in the supply of Health Care issues clearly contributed to the widening. Looser supply would tend to drive the prices of these securities down somewhat, raising their yields and thus widening the spread.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six month period ended June 30, 2007, the Fund returned -0.36%. Over the same period, the Lehman Brothers(R) Municipal Broad Market Index posted a return of 0.14%.

   The Fund's longer duration hurt performance as interest rates increased. In general, the Fund's overweighting to lower-quality, BBB bonds was a negative for performance as their yields rose during the period. The Tobacco sector was an exception within this quality range, however. In addition, the income component of the portfolio's returns enhanced its performance, as the portfolio's yield exceeded that of the benchmark.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Tobacco bonds were the best-performing sector for the Fund during the first half of the year. These bonds initially declined in late January, as a $3.6 billion New Jersey loan was poorly received by the market, and California announced plans to issue in March $4.4 billion in bonds backed by Tobacco settlement payments. However, after these issues, supply in the Tobacco sector declined, causing their yield spreads to compress--and their prices to rise--toward the end of the first quarter and into the second.

   During the period, the Fund purchased its first Gaming-related bonds issued by the Seneca Nation in New York. Since these bonds' original pricing, the yield spread has tightened by 0.27 percentage points, reflecting significant appreciation.

   As we noted earlier, heavy new-issue supply in the Health Care sector hurt these bonds and also had some impact on the broader market. Although yield spreads on these securities have already widened significantly, we view any additional further moves in this direction as potential opportunities for the Fund.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In selecting bonds for the portfolio, we have sought to remain consistent with our strategy of trying to exploit the higher yields available in longer-term bonds in the upper end of the Municipal High-Yield market. Under current conditions, we have focused on higher-quality names within the A and BBB rated sector. Moving further down the credit spectrum has, in most cases, offered minimal yield advantage, so we have been highly selective in making any purchases of bonds rated below BBB.

   We have diversified across credit sectors beyond the traditional High-Yield regions of Health Care, Industrials and Tobacco by investing in bonds related to Higher Education, Charter Schools, Gaming and Land-Secured deals.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We enter the second half of 2007 in a nearly flat yield-curve environment.
   The interest-rate increases seen during the second quarter did not serve to normalize the municipal yield curve, except for maturities of three years or less. While a return to a more normal yield curve at some point is likely, the timing of this reversion remains uncertain.

   In this challenging environment, it helps to take a long-term strategic outlook. The municipal yield curve is still positively sloped, if not steeply so, with the highest yields available at the longest maturities. These higher yields have historically translated into higher returns over longer investment horizons, albeit with greater volatility. With an average maturity of more than 25 years, the Fund seeks to capitalize on this long-term trend. Also, the latest backup in interest rates may have provided a more attractive entry point for opportunistic investors.

                                                              TRAILING   TRAILING    SINCE
                                            YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                 TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND
(INSTITUTIONAL SHARES)                     -0.36%    6.09%      N/A        N/A       4.61%
---------------------------------------------------------------------------------------------
LEHMAN BROS.(R) MUNICIPAL BROAD INDEX       0.14%    4.70%     4.57%      4.61%      3.31%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.79% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, average annual total return would have been lower. Inception date for this Fund is December 30, 2005.

Lehman Brothers(R) Municipal Broad Index is an unmanaged broad market performance benchmark for the tax- exempt bond market. Investors cannot invest directly in any index.

BNY Hamilton U.S. Bond Market Index Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers(R) Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Mixed economic data and benign inflation readings led the Federal Reserve to hold the federal funds target rate at 5.25% for the entire first half of 2007. Despite some real weakness in the housing sector and rising defaults on subprime mortgage loans, the bond market focused instead on steady employment growth and stability in the manufacturing sector; this outlook reduced the expectation of interest-rate cuts from the Federal Reserve, and yields on longer maturity issues rose during the six months. The two-year Treasury yield rose by 0.05 percentage points, the 10-year figure rose by
   0.31 percentage points, and 30-year Treasury yields rose by 0.30 percentage points.

   This environment was not favorable for high-quality spread (non-Treasury) bonds, including Agencies, Mortgage-Backed Securities, and other Securitized bonds. Lower-quality non-financial bonds bucked this trend, however, and outperformed for the six months.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers(R) Aggregate Bond Index. The Fund returned 0.82% for Institutional Shares for the six months ended June 30, 2007. For the same period, the Lehman Brothers(R) Aggregate Bond Index returned 0.98%.

   Because the Fund follows an index approach and does not make active investment moves, the Fund's performance relative to its benchmark largely reflects the costs of managing and operating the Fund--costs that a hypothetical index does not incur.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Corporate segment of the portfolio underperformed its index, and was a slight drag on the portfolio's overall results. Several individual issuers widened in spread versus Treasurys--that is, as their yields went up relative to Treasurys, their prices went down--as a result of merger or other activity favorable to shareholders. These included issues from SLM Corp. (which was subject to a leveraged buyout), Home Depot (which underwent a stock repurchase), CIT (the subject of rumors of a leveraged buyout) and Alcoa (which made a cash bid for a competitor), all of which experienced significant price declines.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. Because this Fund is designed to replicate the risk and return characteristics of a broad market index, we do not apply an active investment strategy.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or in response to economic and market conditions. We will continue in our efforts to closely match the performance of the Lehman Brothers(R) Aggregate Bond Index by holding fixed-income securities in proportions required to reproduce as closely as possible the sector, yield-curve, and credit-quality characteristics of that index.

                                                                              TRAILING   TRAILING    SINCE
                                                            YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                                 TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX FUND
(INSTITUTIONAL SHARES)                                      0.82%    5.83%     3.70%      4.26%      5.85%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX FUND (INVESTOR SHARES)  0.70%    5.57%     3.44%      4.01%      5.67%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) AGGREGATE BOND INDEX                        0.98%    6.12%     3.98%      4.48%      6.16%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was September 29, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,007.28      0.94%             $4.68
Hypothetical (5% return before expenses) $1,000.00 $1,020.13      0.94%             $4.71
-----------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,007.51      0.69%             $3.43
Hypothetical (5% return before expenses) $1,000.00 $1,021.37      0.69%             $3.46
-----------------------------------------------------------------------------------------------
HIGH YIELD FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,019.60      1.04%             $5.20
Hypothetical (5% return before expenses) $1,000.00 $1,019.65      1.04%             $5.20
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            BEGINNING  ENDING      ANNUALIZED
                                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                              VALUE    VALUE      BASED ON THE      DURING THE
                                                            01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $1,020.90      0.79%             $3.95
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.88      0.79%             $3.95
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $1,009.51      0.90%             $4.48
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.33      0.90%             $4.51
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $1,010.78      0.65%             $3.24
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.57      0.65%             $3.26
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $1,001.53      0.84%             $4.17
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.63      0.84%             $4.21
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $1,002.76      0.59%             $2.93
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.87      0.59%             $2.96
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $  998.25      0.94%             $4.66
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.13      0.94%             $4.71
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $  999.45      0.69%             $3.42
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.37      0.69%             $3.46
------------------------------------------------------------------------------------------------------------------
MUNICIPAL ENHANCED YIELD FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $  996.42      0.79%             $3.91
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.88      0.79%             $3.96
------------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $1,008.19      0.35%             $1.74
Hypothetical (5% return before expenses)                    $1,000.00 $1,023.06      0.35%             $1.76
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             BEGINNING  ENDING      ANNUALIZED
                                              ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                               VALUE    VALUE      BASED ON THE      DURING THE
                                             01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
U.S. BOND MARKET INDEX FUND--INVESTOR SHARES
Actual                                       $1,000.00 $1,006.95      0.60%             $2.99
Hypothetical (5% return before expenses)     $1,000.00 $1,021.82      0.60%             $3.01
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Asset Group Diversification

         As of June 30, 2007

Core Bond Fund

                                                             % of
                                                          Net Assets
                                                          ----------
            Mortgage-Backed Securities...................    53.6%
            Corporate Bonds..............................    21.7
            Money Market Funds (including securities
             lending collateral).........................    13.2
            United States Government Agencies &
             Obligations.................................    12.8
            Collateralized Mortgage Obligations..........    11.5
            Asset-Backed Securities......................     2.8
            Trust Preferred Bond.........................     0.4
            Foreign Government Agencies & Obligations....     0.3
            Liabilities in excess of other assets........   (16.3)
                                                            -----
            Total........................................   100.0%
                                                            -----

High Yield Fund

                                                             % of
                                                          Net Assets
                                                          ----------
            Corporate Bonds..............................    95.4%
            Money Market Funds (including securities
             lending collateral).........................    14.0
            Trust Preferred Bond.........................     0.4
            Liabilities in excess of other assets........    (9.8)
                                                            -----
            Total........................................   100.0%
                                                            -----

Intermediate Government Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    47.8%
           Mortgage-Backed Securities.....................    37.8
           Money Market Fund..............................     7.4
           Collateralized Mortgage Obligations............     7.0
           Liabilities in excess of other assets..........     0.0*
                                                             -----
           Total..........................................   100.0%
                                                             -----

*  Less than one tenth of a percent.

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of June 30, 2007

Intermediate New York Tax-Exempt Fund

                                                             % of
                                                          Net Assets
                                                          ----------
            Special Tax..................................    15.7%
            State Appropriation..........................    14.4
            Utilities....................................    14.4
            General Obligations..........................    11.8
            Transportation...............................    12.7
            Pre-Refunded/Escrowed Securities.............     8.1
            Education....................................     8.1
            Healthcare...................................     6.7
            Housing......................................     4.5
            Other........................................     1.5
            Industrial Development.......................     0.8
            Money Market Fund............................     0.2
            Other assets less liabilities................     1.1
                                                            -----
            Total........................................   100.0%
                                                            -----

Intermediate Tax-Exempt Fund

                                                             % of
                                                          Net Assets
                                                          ----------
            General Obligations..........................    32.0%
            Education....................................    15.8
            Pre-Refunded/Escrowed Securities.............    13.0
            Transportation...............................     7.7
            Housing......................................    11.4
            Utilities....................................     7.3
            Other........................................     6.7
            State Appropriation..........................     3.3
            Special Tax..................................     1.4
            Money Market Fund............................     0.1
            Other assets less liabilities................     1.3
                                                            -----
            Total........................................   100.0%
                                                            -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         State Diversification

         As of June 30, 2007

Municipal Enhanced Yield Fund

                                                             % of
                                                          Net Assets
                                                          ----------
            Mississippi..................................     7.6%
            Tennessee....................................     7.3
            Massachusetts................................     7.1
            Texas........................................     5.8
            California...................................     5.4
            Illinois.....................................     5.3
            Alabama......................................     5.3
            Virginia.....................................     4.3
            Louisiana....................................     4.2
            Vermont......................................     3.7
            New Mexico...................................     3.3
            North Dakota.................................     3.3
            New York.....................................     3.3
            Kansas.......................................     3.1
            Money Market Fund............................     2.9
            Wisconsin....................................     2.7
            Florida......................................     2.7
            Iowa.........................................     2.7
            Puerto Rico..................................     2.6
            South Carolina...............................     2.6
            New Hampshire................................     2.6
            Nevada.......................................     2.5
            Missouri.....................................     2.0
            Pennsylvania.................................     2.0
            Nebraska.....................................     1.4
            Washington...................................     1.0
            Oklahoma.....................................     0.9
            Connecticut..................................     0.9
            Georgia......................................     0.5
            Oregon.......................................     0.4
            North Carolina...............................     0.3
            Alaska.......................................     0.2
            Utah.........................................     0.2
            New Jersey...................................     0.2
            Arkansas.....................................     0.2
            Idaho........................................     0.2
            Rhode Island.................................     0.2
            Liabilities in excess of other assets........    (0.9)
                                                            -----
            Total........................................   100.0%
                                                            -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification

         As of June 30, 2007

U.S. Bond Market Index Fund

                                                                       % of
                                                                    Net Assets
                                                                    ----------
  Mortgage-Backed Securities.......................................    40.8%
  United States Government Agencies & Obligations..................    37.1
  Money Market Funds (including securities lending collateral).....    28.1
  Corporate Bonds..................................................    18.9
  Foreign Government Agencies & Obligations........................     2.3
  Asset-Backed Securities..........................................     0.9
  Trust Preferred Bond.............................................     0.1
  Municipal Bond...................................................     0.2
  Liabilities in excess of other assets............................   (28.4)
                                                                      -----
  Total............................................................   100.0%
                                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--40.5%
           Federal Home Loan Mortgage Corp.--37.4%
$    5,021 Pool #160074
           10.00%, 4/01/09........ $    5,229
    45,015 Pool #180006
           9.25%, 8/01/11.........     47,353
       836 Gold Pool #E20261
           7.50%, 9/01/11.........        855
   189,533 Gold Pool #E00678
           6.50%, 6/01/14.........    193,854
 8,029,789 Gold Pool #E01386
           5.00%, 6/01/18.........  7,789,817
 2,072,392 Gold Pool #E01425
           4.50%, 8/01/18.........  1,975,323
 1,593,371 Gold Pool #E98903
           4.50%, 8/01/18.........  1,518,738
 2,880,477 Gold Pool #E99778
           4.50%, 9/01/18.........  2,745,557
 1,076,956 Gold Pool #B10824
           4.50%, 11/01/18........  1,026,512
 3,276,343 Gold Pool #B14178
           4.00%, 5/01/19.........  3,044,073
 1,869,758 Gold Pool #B15346
           4.50%, 6/01/19.........  1,779,281
 1,307,104 Gold Pool #B18685
           4.50%, 1/01/20.........  1,241,152
 3,232,630 Gold Pool #G18044
           4.50%, 3/01/20.........  3,069,522
 3,575,000 Gold Pool TBA
           5.00%, 7/15/20.........  3,454,344
 2,011,634 Gold Pool #J02698
           5.50%, 11/01/20........  1,982,870
   890,841 Gold Pool #J00740
           5.50%, 12/01/20........    878,103

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$2,753,630 Gold Pool #G18114
           5.50%, 5/01/21... $2,712,777
     4,039 Gold Pool #G00800
           7.00%, 11/01/26..      4,175
    44,035 Gold Pool #C29166
           7.00%, 7/01/29...     45,527
   179,104 Gold Pool #C00896
           7.50%, 12/01/29..    187,278
    58,715 Gold Pool #G01131
           7.50%, 9/01/30...     61,291
   121,828 Gold Pool #C01095
           7.00%, 11/01/30..    125,951
    45,063 Gold Pool #C46812
           7.50%, 1/01/31...     47,041
     2,726 Gold Pool #C55047
           7.50%, 7/01/31...      2,844
    77,223 Gold Pool #C60567
           7.00%, 11/01/31..     79,707
   966,963 Gold Pool #C01329
           7.00%, 3/01/32...    998,067
   496,620 Gold Pool #C01345
           7.00%, 4/01/32...    511,880
   456,161 Gold Pool #C01351
           6.50%, 5/01/32...    464,581
 3,048,558 Gold Pool #C01385
           6.50%, 8/01/32...  3,104,829
   327,416 Gold Pool #C75331
           6.50%, 8/01/32...    333,460
 2,219,177 Gold Pool #G01443
           6.50%, 8/01/32...  2,260,139
 1,149,658 Gold Pool #C01403
           6.00%, 9/01/32...  1,146,190

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                         Value
-----------                   -----------
            Mortgage-Backed Securities
            (Continued)
$   215,493 Gold Pool #C01396
            6.50%, 9/01/32... $   219,471
  1,217,842 Gold Pool #C01404
            6.50%, 10/01/32..   1,240,322
      2,179 Gold Pool #C72811
            6.00%, 11/01/32..       2,173
      7,105 Gold Pool #C01435
            6.00%, 12/01/32..       7,084
    585,709 Gold Pool #C75536
            6.00%, 1/01/33...     583,943
    339,056 Gold Pool #C01500
            6.50%, 1/01/33...     345,314
        209 Gold Pool #C75905
            6.50%, 1/01/33...         212
  2,362,977 Gold Pool #C01511
            6.00%, 3/01/33...   2,355,850
  4,434,337 Gold Pool #G01513
            6.00%, 3/01/33...   4,420,962
    832,618 Gold Pool #C77416
            6.00%, 3/01/33...     830,107
 17,958,000 Gold Pool TBA
            5.00%, 7/01/33...  16,830,021
    646,651 Gold Pool #C01647
            4.50%, 10/01/33..     589,875
  1,943,449 Gold Pool #A13973
            5.50%, 10/01/33..   1,883,390
     90,524 Gold Pool #A15024
            6.00%, 10/01/33..      90,141
  4,716,292 Gold Pool #A15479
            5.50%, 11/01/33..   4,570,542
    972,371 Gold Pool #A15851
            5.50%, 12/01/33..     942,321

 Principal
  Amount                           Value
-----------                     -----------
            Mortgage-Backed Securities
            (Continued)
$ 2,734,531 Gold Pool #A17572
            4.50%, 1/01/34..... $ 2,491,277
      6,790 Gold Pool #A23982
            5.50%, 6/01/34.....       6,574
 12,060,791 Gold Pool #C01847
            5.50%, 6/01/34.....  11,676,434
  3,659,549 Gold Pool #A24720
            5.50%, 7/01/34.....   3,542,925
  3,557,568 Gold Pool #A25473
            6.00%, 8/01/34.....   3,536,940
     21,086 Gold Pool #A26522
            5.50%, 9/01/34.....      20,414
  2,053,034 Gold Pool #A31234
            5.50%, 1/01/35.....   1,987,607
  2,656,399 Gold Pool #A45093
            5.50%, 5/01/35.....   2,568,022
  3,583,388 Gold Pool #G08067
            5.00%, 7/01/35.....   3,367,713
  5,838,639 Gold Pool #A46630
            5.00%, 8/01/35.....   5,487,226
  3,244,690 Gold Pool #A37876
            5.00%, 9/01/35.....   3,049,400
    533,777 Gold Pool #A47283
            5.00%, 10/01/35....     501,650
  1,774,305 Gold Pool #A52726
            5.50%, 8/01/36.....   1,712,150
  3,526,694 Pool #1K1255
            5.83%, 11/01/36 FRN   3,525,404
  3,352,935 Pool #782760
            5.96%, 11/01/36 FRN   3,351,620
    928,496 Gold Pool #A55611
            6.00%, 12/01/36....     920,612

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                          Value
----------                    ------------
           Mortgage-Backed Securities
           (Continued)
$3,335,111 Pool #1G1477
           5.82%, 1/01/37 FRN $  3,347,053
 3,516,998 Gold Pool #A60379
           5.50%, 5/01/37....    3,392,108
                              ------------
                               132,235,177
                              ------------
           Federal National Mortgage
           Association--2.6%
     5,872 Pool #219238
           8.50%, 2/01/09....        5,938
    96,928 Pool #190770
           7.00%, 4/01/09....       97,011
    75,301 Pool #527268
           7.00%, 11/01/14...       77,587
   488,143 Pool #253942
           6.00%, 9/01/16....      491,054
   783,809 Pool #647532
           5.50%, 5/01/17....      775,074
   787,308 Pool #694970
           5.50%, 4/01/18....      778,399
 1,192,018 Pool #555384
           5.50%, 4/01/18....    1,178,530
     1,943 Pool #535497
           6.50%, 8/01/30....        1,983
     1,260 Pool #549914
           8.50%, 9/01/30....        1,352
   592,740 Pool #545994
           7.00%, 10/01/32...      613,979
 5,076,210 Pool #938578
           6.00%, 9/01/36....    5,038,976
                              ------------
                                 9,059,883
                              ------------

Principal
 Amount                               Value
---------                            --------
          Mortgage-Backed Securities
          (Continued)
          Government National
          Mortgage Association--0.5%
$  9,300  Pool #21598
          8.00%, 2/15/08............ $  9,409
   5,505  Pool #27246
          9.00%, 12/15/08...........    5,609
     899  Pool #34366
          9.50%, 9/15/09............      932
   2,812  Pool #33765
          9.50%, 10/15/09...........    2,918
   4,933  Pool #34704
          9.50%, 10/15/09...........    5,119
  51,611  Pool #171774
          9.00%, 9/15/16............   55,234
   2,552  Pool #290313
          9.50%, 5/15/20............    2,783
   1,813  Pool #336019
          7.50%, 9/15/22............    1,896
 120,338  Pool #319650
          7.00%, 11/15/22 FRN.......  125,269
  50,376  Pool #349306
          8.00%, 2/15/23............   53,331
  32,552  Pool #376445
          6.50%, 4/15/24............   33,197
 104,635  Pool #362262
          7.50%, 4/15/24............  109,568
  18,907  Pool #384069
          7.50%, 4/15/24............   19,799
   8,567  Pool #780689
          6.50%, 12/15/27...........    8,750
 461,973  Pool #464686
          6.50%, 7/15/28............  471,951

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                   Value
----------                             ------------
           Mortgage-Backed Securities
           (Continued)
$   15,878 Pool #511772
           8.00%, 11/15/30............ $     16,860
    25,837 Pool #485393
           7.00%, 4/15/31.............       26,921
    88,504 Pool #550475
           7.00%, 5/15/31.............       92,214
   779,323 Pool #781336
           6.00%, 10/15/31............      777,781
                                       ------------
                                          1,819,541
                                       ------------
           Total Mortgage-Backed
           Securities
           (Cost $146,744,026)........  143,114,601
                                       ------------
           Corporate Bonds--21.7%
           Aerospace/Defense--0.2%
   773,000 General Dynamics Corp.
           4.25%, 5/15/13.............      723,904
                                       ------------
           Auto Manufacturers--0.3%
 1,162,000 DaimlerChrysler NA
           Holding Corp.
           7.20%, 9/01/09.............    1,199,293
                                       ------------
           Banks--0.4%
   500,000 Bank of America Corp.
           5.42%, 3/15/17.............      479,332
   845,000 Capital One Financial Corp.
           6.15%, 9/01/16.............      834,262
                                       ------------
                                          1,313,594
                                       ------------
           Chemicals--0.3%
 1,248,000 EI Du Pont de Nemours
           & Co.
           5.25%, 12/15/16............    1,184,658
                                       ------------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Commercial Services--0.3%
$1,000,000 Aramark Corp.*
           8.50%, 2/01/15................ $1,017,500
                                          ----------
           Computers--0.4%
 1,272,000 IBM Corp.
           7.00%, 10/30/25...............  1,406,054
                                          ----------
           Computers - Software and
           Peripherals--0.0%
 1,643,000 Metromedia Fiber
           Network, Inc.
           10.00%, 12/15/09(b)...........         --
                                          ----------
           Cosmetics/Personal Care--0.1%
   510,000 Procter & Gamble Co.
           6.88%, 9/15/09................    526,397
                                          ----------
           Diversified Financial Services--6.7%
 1,223,000 American General Finance
           Corp., Series H
           5.38%, 10/01/12...............  1,206,729
   596,000 Caterpillar Financial Services
           Corp.
           4.30%, 6/01/10................    578,642
   838,000 CIT Group, Inc.
           5.40%, 2/13/12................    821,787
 1,653,000 Citigroup, Inc.
           5.10%, 9/29/11................  1,627,547
   846,000 Citigroup, Inc.
           6.00%, 10/31/33...............    814,547
 2,500,000 Ford Motor Credit Co.
           7.25%, 10/25/11...............  2,406,080
 1,545,000 General Electric Capital
           Corp.
           4.13%, 9/01/09................  1,507,594

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$3,311,000 General Electric Capital
           Corp.
           6.00%, 6/15/12............ $ 3,370,051
 2,500,000 GMAC LLC
           6.88%, 8/28/12............   2,443,308
 1,381,000 Goldman Sachs Group, Inc.
           5.63%, 1/15/17............   1,323,568
 1,152,000 Goldman Sachs Group, Inc.
           6.35%, 2/15/34............   1,098,682
 1,123,000 John Deere Capital Corp.
           3.90%, 1/15/08............   1,114,219
   806,000 JPMorgan Chase Capital
           XXII
           6.45%, 2/02/37............     766,035
 1,113,000 Merrill Lynch & Co., Inc.
           4.13%, 1/15/09............   1,092,438
 1,130,000 Merrill Lynch & Co., Inc.
           3.94%, 3/02/09 FRN........   1,082,269
 2,183,000 Morgan Stanley
           6.60%, 4/01/12............   2,263,913
                                      -----------
                                       23,517,409
                                      -----------
           Electric--1.6%
 2,053,000 Carolina Power & Light Co.
           5.13%, 9/15/13............   1,988,297
   982,000 Dominion Resources, Inc.
           4.13%, 2/15/08............     974,004
   822,000 Dominion Resources, Inc.
           6.30%, 3/15/33............     813,342
   992,000 Exelon Corp.
           4.90%, 6/15/15............     912,897
 1,079,000 Florida Power & Light Co.
           5.65%, 2/01/35............   1,012,755
                                      -----------
                                        5,701,295
                                      -----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Environmental Control--0.3%
$  988,000 Waste Management, Inc.
           5.00%, 3/15/14............. $  922,076
                                       ----------
           Food--0.5%
   682,000 General Mills, Inc.
           5.70%, 2/15/17.............    664,729
 1,170,000 Safeway, Inc.
           4.95%, 8/16/10.............  1,150,334
                                       ----------
                                        1,815,063
                                       ----------
           Forest Products & Paper--0.3%
   956,000 International Paper Co.
           5.85%, 10/30/12............    953,612
                                       ----------
           Gas--0.2%
   607,000 Sempra Energy
           6.00%, 2/01/13.............    616,714
                                       ----------
           Healthcare-Services--0.3%
 1,083,000 WellPoint, Inc.
           5.00%, 1/15/11.............  1,058,929
                                       ----------
           Insurance--1.6%
 1,492,000 American International
           Group, Inc.
           5.60%, 10/18/16(a).........  1,470,128
 1,301,000 Hartford Financial Services
           Group, Inc.
           5.38%, 3/15/17.............  1,249,704
 1,063,000 MetLife, Inc.
           6.50%, 12/15/32............  1,093,294
   690,000 Prudential Financial, Inc.
           5.50%, 3/15/16(a)..........    674,319
 1,340,000 Prudential Financial, Inc.
           5.70%, 12/14/36............  1,227,866
                                       ----------
                                        5,715,311
                                       ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
           Media--1.6%
$1,319,000 Comcast Corp.
           7.05%, 3/15/33............ $1,361,382
 1,000,000 Idearc, Inc.
           8.00%, 11/15/16...........  1,010,000
   904,000 News America
           Holdings, Inc.
           9.25%, 2/01/13............  1,046,068
   429,000 Sinclair Broadcast
           Group, Inc.
           8.00%, 3/15/12............    441,870
 1,905,000 Time Warner, Inc.
           5.50%, 11/15/11...........  1,883,824
                                      ----------
                                       5,743,144
                                      ----------
           Mining--0.2%
   753,000 Alcoa, Inc.
           5.55%, 2/01/17............    718,017
                                      ----------
           Oil & Gas--0.7%
   965,000 Canadian Natural Resources
           Ltd. (Canada)
           5.70%, 5/15/17............    933,508
   705,000 ChevronTexaco Capital Co.
           (Canada)
           3.37%, 2/15/08............    696,868
   903,000 Valero Energy Corp.
           6.88%, 4/15/12............    945,649
                                      ----------
                                       2,576,025
                                      ----------
           Pharmaceuticals--1.4%
 2,282,000 Abbott Laboratories
           5.60%, 5/15/11............  2,291,231

Principal
 Amount                              Value
----------                         ----------
           Corporate Bonds (Continued)
$2,746,000 Eli Lilly & Co.
           5.20%, 3/15/17......... $2,626,840
                                   ----------
                                    4,918,071
                                   ----------
           REITS--0.2%
   477,000 Simon Property Group LP
           5.60%, 9/01/11.........    476,785
   292,000 Simon Property Group LP
           5.25%, 12/01/16........    278,027
                                   ----------
                                      754,812
                                   ----------
           Retail--0.8%
 1,629,000 Home Depot, Inc.
           5.40%, 3/01/16.........  1,527,011
 1,386,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35.........  1,211,571
                                   ----------
                                    2,738,582
                                   ----------
           Telecommunications--2.4%
 1,650,000 AT&T, Inc.
           6.80%, 5/15/36 (a).....  1,708,898
 1,037,000 Embarq Corp.
           7.08%, 6/01/16.........  1,042,809
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07 (b).....         --
   608,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10........    640,920
   936,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30........  1,048,473
 2,110,000 Verizon Virginia, Inc.,
           Series A
           4.63%, 3/15/13.........  1,978,390

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$1,963,000 Vodafone Group PLC
           5.63%, 2/27/17............ $ 1,877,005
 1,406,000 Williams Communication
           Group, Inc.
           10.88%, 10/01/09 (b)......          --
                                      -----------
                                        8,296,495
                                      -----------
           Transportation--0.9%
   806,000 Burlington Northern Santa
           Fe Corp.
           6.20%, 8/15/36............     776,545
 1,149,000 Canadian National Railway
           (Canada)
           6.20%, 6/01/36............   1,121,331
 1,326,000 Union Pacific Corp.
           4.88%, 1/15/15............   1,237,212
                                      -----------
                                        3,135,088
                                      -----------
           Total Corporate Bonds
           (Cost $81,610,110)........  76,552,043
                                      -----------
           Commercial Mortgage-Backed
           Securities--13.1%
 2,779,000 Banc of America
           Commercial Mortgage, Inc.,
           Series 2004-4, Class A3
           4.13%, 7/10/42............   2,708,330
 2,514,000 Banc of America
           Commercial Mortgage, Inc.,
           Series 2005-3, Class A4
           4.67%, 7/10/43............   2,337,539
 2,495,000 Banc of America
           Commercial Mortgage, Inc.,
           Series 2006-6, Class A2
           5.31%, 10/10/45...........   2,463,531

Principal
 Amount                                 Value
----------                            ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$3,463,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36........... $3,568,727
 2,659,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............  2,535,611
 1,601,164 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A1
           4.94%, 10/12/42...........  1,585,369
 3,402,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A4A
           5.30%, 10/12/42...........  3,275,082
 2,275,000 Bear Stearns Commercial
           Mortgage Securities,
           Series 2007-PW16, Class A4
           5.71%, 6/11/40............  2,278,172
 1,755,872 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A1
           5.05%, 7/15/44............  1,742,798
 2,920,000 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A4
           5.40%, 7/15/44............  2,827,511
 3,450,000 Countrywide Alternative
           Loan Trust,
           Series 2007-12T1, Class A5
           6.00%, 6/25/37............  3,407,795

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$1,756,771 FHLMC Multi-family
           Structured Pass Through
           Certificates,
           Series K001, Class A3
           5.84%, 1/25/12............ $ 1,747,657
 2,338,000 GE Capital Commercial
           Mortgage Corp.,
           Series 2003-C1, Class A2
           4.09%, 1/10/38............   2,291,543
 4,046,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2004-C7, Class A6
           4.79%, 10/15/29...........   3,820,836
 2,541,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2005-C7, Class A2
           5.10%, 11/15/30...........   2,511,383
 2,670,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2006-C6, Class A2
           5.26%, 9/15/39............   2,636,399
 4,350,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33............   4,484,996
                                      -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $47,152,967)........  46,223,279
                                      -----------

 Principal
  Amount                                     Value
-----------                               -----------
            United States Government
            Agencies & Obligations--12.8%
            Federal Home Loan Bank--1.3%
$ 4,780,000 5.00%, 10/16/09.............. $ 4,751,440
                                          -----------
            Federal Home Loan Mortgage Corp.--1.2%
  4,290,000 5.00%, 2/08/08...............   4,280,202
                                          -----------
            Federal National Mortgage Association--1.7%
    128,000 3.13%, 12/15/07..............     126,715
    213,000 6.00%, 5/15/08(a)............     214,200
    492,000 6.13%, 3/15/12...............     508,805
  2,681,000 5.13%, 1/02/14(a)............   2,619,493
  2,674,000 4.88%, 12/15/16(a)...........   2,558,855
                                          -----------
                                            6,028,068
                                          -----------
            United States Treasury Bills--0.1%
    170,000 4.80%, 8/16/07+..............     169,031
                                          -----------
            United States Treasury Bonds--2.5%
  3,084,000 7.13%, 2/15/23...............   3,702,246
    713,000 6.13%, 8/15/29(a)............     799,786
  4,029,000 5.38%, 2/15/31(a)............   4,137,279
                                          -----------
                                            8,639,311
                                          -----------
            United States Treasury Notes--6.0%
     37,000 6.00%, 8/15/09(a)............      37,801
    243,000 4.13%, 8/15/10(a)............     237,608
  1,752,000 4.50%, 11/15/10(a)...........   1,730,922
  3,002,000 4.88%, 4/30/11(a)............   2,997,545
  1,208,000 4.50%, 4/30/12(a)............   1,185,538
  4,500,000 4.88%, 6/30/12...............   4,488,048
 10,971,000 4.63%, 11/15/16(a)...........  10,632,446
                                          -----------
                                           21,309,908
                                          -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $46,031,618)...........  45,177,960
                                          -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations--11.5%
           Federal Home Loan Mortgage Corp.--1.4%
$  233,170 Series 1678CA
           6.00%, 2/15/09.............. $  233,297
   931,523 Series R004, Class AL
           5.13%, 12/15/13.............    915,799
 2,005,012 Series R002, Class AH
           4.75%, 7/15/15..............  1,953,143
 1,080,186 Series 2985, Class JP
           4.50%, 10/15/15.............  1,070,479
   651,446 Series 2726AG
           4.50%, 9/15/22..............    648,833
                                        ----------
                                         4,821,551
                                        ----------
           Government National Mortgage
           Association--0.3%
 1,172,143 Series 2005-76, Class A
           3.96%, 5/16/30..............  1,138,001
                                        ----------
           Whole Loan Collateral CMO--9.8%
   795,279 American Home Mortgage
           Investment Trust,
           Series 2004-1, Class 1A
           5.67%, 4/25/44 FRN..........    796,223
   539,691 Banc of America Mortgage
           Securities, Inc.,
           Series 2004-I, Class 2A2
           4.69%, 10/25/34 FRN.........    534,833
   664,746 Bear Stearns Adjustable Rate
           Mortgage Trust,
           Series 2005-9, Class A1
           4.63%, 10/25/35 FRN.........    653,533
 7,607,034 Bear Stearns ALT-A Trust,
           Series 2005-7, Class 11A1
           5.59%, 8/25/35 FRN..........  7,618,783

Principal
 Amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
$  339,768 Bear Stearns ALT-A Trust,
           Series 2006-1, Class 21A1
           5.36%, 2/25/36............. $  336,827
 1,004,129 Bear Stearns ALT-A Trust,
           Series 2006-5, Class 1A1
           5.49%, 8/25/36 FRN.........  1,002,220
 2,471,916 GMAC Mortgage Corp.
           Loan Trust,
           Series 2004-J2, Class A2
           5.82%, 6/25/34 FRN.........  2,482,372
   233,816 Residential Accredit Loans,
           Inc.,
           Series 2003-QS1, Class A1
           5.00%, 1/25/33.............    230,474
   639,200 Residential Accredit Loans,
           Inc.,
           Series 2004-QA5, Class A1
           4.28%, 12/25/34............    638,092
   304,786 Residential Accredit Loans,
           Inc.,
           Series 2004-QA6, Class NB1
           4.93%, 12/26/34............    307,742
   842,214 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2004-14, Class 1A
           5.05%, 10/25/34............    842,837
 1,511,692 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-22, Class 1A2
           5.25%, 12/25/35............  1,496,476
 2,460,544 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36.............  2,451,181

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$  413,226 Structured Asset Securities
           Corp.,
           Series 2003-8, Class 2A6
           5.00%, 4/25/33............. $   399,541
 1,564,929 Structured Asset Securities
           Corp.,
           Series 2005-10, Class 5A8
           5.25%, 12/25/34............   1,529,064
 1,997,838 Washington Mutual, Inc.,
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33.............   1,969,617
 3,082,503 Washington Mutual, Inc.,
           Series 2004-AR7, Class B2
           3.94%, 7/25/34.............   2,971,184
 2,986,647 Washington Mutual, Inc.,
           Series 2004-AR9, Class B3
           4.29%, 8/25/34.............   2,868,309
 1,485,099 Wells Fargo Mortgage
           Backed Securities Trust,
           Series 2004-R, Class B3
           4.40%, 9/25/34 FRN.........   1,421,840
 2,137,772 Wells Fargo Mortgage
           Backed Securities Trust,
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35.............   2,087,975
 1,975,315 Wells Fargo Mortgage
           Backed Securities Trust,
           Series 2005-AR8, Class 2A1
           4.49%, 6/25/35.............   1,958,453
                                       -----------
                                        34,597,576
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $40,790,319).........  40,557,128
                                       -----------

Principal
 Amount                                   Value
----------                             -----------
           Asset-Backed
           Securities--2.8%
           Automobile Asset-Backed Securities--1.6%
$1,495,000 Daimler Chrysler Auto
           Trust,
           Series 2006-C, Class A4
           4.98%, 11/08/11............ $ 1,484,381
   637,568 Ford Credit Auto Owner
           Trust,
           Series 2005-A, Class A3
           3.48%, 11/15/08............     635,847
   755,000 Ford Credit Auto Owner
           Trust,
           Series 2007-A, Class A4A
           5.47%, 6/15/12.............     754,351
 2,809,000 USAA Auto Owner Trust,
           Series 2006-4, Class A4
           4.98%, 10/15/12............   2,780,843
                                       -----------
                                         5,655,422
                                       -----------
           Credit Card Asset-Backed Securities--1.2%
 4,407,000 Citibank Credit Card
           Issuance Trust,
           Series 2000-A3, Class A3
           6.87%, 11/16/09............   4,432,256
                                       -----------
           Total Asset-Backed
           Securities
           (Cost $10,210,250).........  10,087,678
                                       -----------
           Trust Preferred Bond--0.4%
           Banks--0.4%
 1,374,000 Bank of America Corp.
           Capital Trust XI
           6.63%, 5/23/36
           (Cost $1,372,249)..........   1,401,011
                                       -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

 Principal
  Amount                                   Value
-----------                             -----------
            Foreign Government Agencies
            & Obligations--0.3%
$ 1,270,000 Mexico Government
            International Bond (Mexico)
            5.63%, 1/15/17
            (Cost $1,261,414).......... $ 1,243,330
                                        -----------
 Number of
  Shares
-----------
            Common Stocks--0.0%
            Telecommunications--0.0%
        635 XO Holdings, Inc.**(a)
            (Cost $0)..................       2,832
                                        -----------
            Warrants--0.0%
            Telecommunications--0.0%
        639 Abovenet, Inc.,
            expiring 09/08/08**........          --
        752 Abovenet, Inc.,
            expiring 09/08/10**........          --
      1,270 XO Holdings, Inc.
            A-CW10,
            expiring 1/16/10**.........         921
        953 XO Holdings, Inc.
            B-CW10,
            expiring 1/16/10**.........         400
        953 XO Holdings, Inc...........
            C-CW10,
            expiring 1/16/10**.........         162
                                        -----------
            Total Warrants
            (Cost $0)..................       1,483
                                        -----------
            Money Market Fund--4.0%
 14,181,145 BNY Hamilton Money Fund
            (Institutional Shares),
            5.25%(c)
            (Cost $14,181,145).........  14,181,145
                                        -----------

Number of
 Shares                                       Value
----------                                -------------
           Investment of Cash
           Collateral for Securities
           Loaned--9.2%
           Money Market Fund--9.2%
32,381,577 BNY Institutional Cash
           Reserve Fund, 5.33%(d)
           (Cost $32,381,577)(e)......... $  32,381,577
                                          -------------
           Total Investments
           (Cost $421,735,657)(f)--
           116.3%........................   410,924,067
           Liabilities in excess of other
           assets--(16.3%)...............   (57,646,783)
                                          -------------
           Net Assets--100.0%............  $353,277,284
                                          -------------

FRNFloating Rate Note. Coupon shown was in effect at June 30, 2007. Date represents ultimate maturity date.
TBATo be announced.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
** Non-income producing security.
+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
(a)Security, or a portion thereof, was on loan at June 30, 2007 (See Note 4).
(b)Issue is currently in default.
(c)Represents annualized 7 day yield at June 30, 2007.
(d)Interest rate shown reflects the yield as of June 30, 2007.
(e)At June 30, 2007, the total market value of the Fund's securities on loan was $31,876,665 and the total value of the collateral held by the Fund was $32,381,577 .
(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $10,811,608 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $281,529 and aggregate gross unrealized depreciation of $11,093,137.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)


The following future contracts were open at June 30, 2007:

                                    Number of    Maturity     Unrealized
       Future Contracts Short       Contracts      Date      Appreciation
       ----------------------       ---------    --------    ------------
       10-Year Australia Future....    (78)   September 2007   $23,896
       10-Year US Note Future......    (15)   September 2007    14,019

                                    Number of    Maturity     Unrealized
       Future Contracts Long        Contracts      Date      Depreciation
       ---------------------        ---------    --------    ------------
       3-Year Australia Bond Future    256    September 2007    (4,738)
                                                               -------
                                                               $33,177
                                                               -------

Interest rate swap agreements outstanding at June 30, 2007:

                                                  Notional
                                      Termination  Amount  Fixed                     Unrealized
Counterparty                             Date      (000)   Rate     Floating Rate   Appreciation
------------                          ----------- -------- -----    -------------   ------------
Morgan Stanley Capital Services, Inc. 06/22/2017  $150,000 2.081% JPY 6 month LIBOR    $1,317
Morgan Stanley Capital Services, Inc. 06/20/2017       750 5.910% GBP 6 month LIBOR     1,352
                                                                                       ------
                                                                                       $2,669
                                                                                       ------

The following foreign currency contracts were open at June 30, 2007:

                                 Contracts to                 Unrealized
        Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
        --------------- -------- ------------ --------------- -----------
          07/11/2007      AUD       118,711   USD    100,000   $   (686)
          08/07/2007      AUD       594,573   USD    500,000     (3,915)
          07/03/2007      AUD        12,606   USD     10,713         18
          07/11/2007      USD       750,000   AUD    919,118     29,554
          08/07/2007      USD       500,000   AUD    604,551     12,372
          07/11/2007      USD       250,000   AUD    302,206      6,318
          07/11/2007      USD       250,000   AUD    301,256      5,511
          09/21/2007      CAD       492,965   AUD    550,000      1,215
          09/21/2007      CAD       358,560   AUD    400,000        846
          09/11/2007      BRL       996,900   USD    500,000    (12,767)
          09/11/2007      BRL     2,548,000   USD  1,300,000    (10,594)

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

                                Contracts to                 Unrealized
       Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
       --------------- -------- ------------ --------------- -----------
         07/31/2007      USD        500,000  BRL   1,024,750  $ 29,717
         08/09/2007      USD      1,000,000  BRL   2,059,800    63,656
         09/11/2007      USD      1,000,000  BRL   1,965,000    10,721
         09/11/2007      USD        800,000  BRL   1,551,200    (2,122)
         07/03/2007      CAD      1,156,020  USD   1,000,000   (86,820)
         09/24/2007      CAD        536,790  USD     500,000    (5,613)
         09/28/2007      CAD      1,060,000  USD   1,000,000     1,488
         07/03/2007      USD      1,000,000  CAD   1,062,030    (1,544)
         09/24/2007      USD        500,000  CAD     530,260      (538)
         07/03/2007      USD         88,561  CAD      93,990      (197)
         07/27/2007      CHF      1,789,500  USD   1,500,000    36,804
         08/21/2007      EUR        356,659  CHF     584,208    (3,950)
         09/28/2007      CLP    262,750,000  USD     500,000     1,641
         09/28/2007      CLP    264,375,000  USD     500,000    (1,442)
         09/28/2007      USD      1,000,000  CLP 525,000,000    (4,230)
         08/31/2007      USD        500,000  COP 960,000,000   (11,938)
         08/29/2007      USD        500,000  COP 946,000,000   (18,991)
         09/25/2007      USD        500,000  COP 962,500,000   (11,484)
         08/09/2007      CZK     20,572,000  USD   1,000,000    30,388
         07/03/2007      EUR        746,770  USD   1,000,000    (8,657)
         07/23/2007      EUR        500,000  ZAR   4,836,900     8,072
         07/27/2007      EUR      1,000,000  NOK   8,114,285    22,720
         08/17/2007      EUR        300,000  PLN   1,133,946     1,741
         07/23/2007      EUR        250,000  ZAR   2,385,375      (641)
         10/02/2007      EUR        740,483  USD   1,000,000    (3,162)
         07/27/2007      NOK      7,965,800  EUR   1,000,000     2,434
         07/03/2007      USD      1,000,000  EUR     742,666     3,113
         07/03/2007      USD          5,553  EUR       4,104        (9)
         08/14/2007      GBP        252,463  USD     500,000    (6,212)
         08/14/2007      USD        500,000  GBP     251,338     3,958
         08/14/2007      HUF     92,515,000  USD     500,000    (6,926)
         08/06/2007      HUF     92,574,500  USD     500,000    (7,519)
         08/06/2007      USD        500,000  HUF  91,545,000     1,875
         08/06/2007      USD        500,000  HUF  95,565,000    23,914
         08/14/2007      USD      1,000,000  HUF 187,335,000    26,483
         07/10/2007      ILS      2,060,500  USD     500,000    14,819
         07/10/2007      ILS      2,011,550  USD     500,000    26,345

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

                                Contracts to                 Unrealized
       Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
       --------------- -------- ------------ --------------- -----------
         08/31/2007      ILS      2,008,800  USD     500,000  $ 25,952
         08/27/2007      USD        250,000  INR  10,162,500    (1,346)
         08/29/2007      JPY    120,270,000  USD   1,000,000    18,180
         08/21/2007      KRW    464,850,000  USD     500,000    (4,034)
         08/21/2007      USD        500,000  KRW 463,550,000     2,624
         08/29/2007      MXN      5,452,000  USD     500,000    (3,402)
         09/04/2007      MXN      5,448,750  USD     500,000    (2,938)
         09/10/2007      MXN      5,459,250  USD     500,000    (3,743)
         09/04/2007      MXN     14,179,750  USD   1,300,000    (8,839)
         09/04/2007      MXN      8,734,400  USD     800,000    (6,215)
         08/29/2007      USD        500,000  MXN   5,417,500       217
         09/04/2007      USD        500,000  MXN   5,398,000    (1,746)
         09/12/2007      USD        750,000  MXN   8,284,800    14,382
         09/12/2007      USD        500,000  MXN   5,470,250     4,703
         09/10/2007      USD      1,000,000  MXN  10,884,500     4,349
         09/04/2007      USD        800,000  MXN   8,673,200       566
         09/04/2007      USD        800,000  MXN   8,678,800     1,083
         09/28/2007      MYR      1,736,500  USD     500,000    (5,208)
         07/31/2007      NZD        681,013  USD     500,000   (24,799)
         09/04/2007      NZD        683,153  USD     500,000   (24,905)
         09/04/2007      USD      1,000,000  NZD   1,367,802    50,959
         07/31/2007      USD        250,000  NZD     332,288     6,066
         09/12/2007      USD        900,000  NZD   1,203,836    24,407
         08/14/2007      PLN      1,398,000  USD     500,000    (2,465)
         08/14/2007      PLN      1,414,400  USD     500,000    (8,359)
         08/14/2007      USD      1,000,000  PLN   2,833,600    18,444
         08/14/2007      USD        500,000  PLN   1,401,150     3,597
         07/11/2007      SEK      6,901,100  USD   1,000,000    (6,956)
         09/25/2007      USD        500,000  SEK   3,436,100     3,191
         08/31/2007      SKK     12,610,000  USD     500,000    (7,846)
         08/31/2007      SKK     12,723,550  USD     500,000   (12,420)
         09/26/2007      SKK     20,175,520  USD     800,000   (13,140)
         09/26/2007      USD        800,000  SKK  19,976,000     5,098
         08/02/2007      TRY        693,600  USD     500,000   (24,640)
         08/02/2007      TRY        673,725  USD     500,000    (9,607)
         08/02/2007      USD        500,000  TRY     700,000    29,481
         08/02/2007      USD        250,000  TRY     338,875     6,326
         08/02/2007      USD        250,000  TRY     340,750     7,744

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2007 (Unaudited)

                                 Contracts to                 Unrealized
        Settlement Date Currency   Deliver    In Exchange For Gain (Loss)
        --------------- -------- ------------ --------------- -----------
          08/02/2007      USD      1,000,000  TRY  1,348,500   $ 20,008
          08/06/2007      TWD     33,270,000  USD  1,000,000    (14,854)
          08/21/2007      ZAR      3,559,250  USD    500,000     (1,306)
          08/21/2007      ZAR      2,176,680  USD    300,000     (6,576)
          08/21/2007      ZAR      5,794,800  USD    800,000    (16,174)
          07/23/2007      USD      1,250,000  ZAR  8,910,625      9,879
          08/21/2007      USD        800,000  ZAR  5,730,800      7,159
          08/21/2007      USD        800,000  ZAR  5,751,888     10,130
          08/21/2007      USD        800,000  ZAR  5,803,840     17,447
          08/21/2007      USD        800,000  ZAR  5,721,440      5,841
                                                               --------
                                                               $242,081
                                                               --------

CURRENCY LEGEND:
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilian Peso
COP Columbian Peso
CZK Czech Koruna
EUR Euro Dollar
GBP British Pound Sterling
HUF Hungarian Forint
ILS Israeli Shekel
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Nuevo Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SKK Slovakian Koruna
TRY New Turkish Lira
TWD New Taiwan Dollar
USD United States Dollar
ZAR South African Rand

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds--95.4%
           Advertising--0.6%
$  595,000 Affinion Group, Inc.
           10.13%, 10/15/13........ $  638,137
   250,000 R.H. Donnelley Corp.
           6.88%, 1/15/13(a).......    238,125
   395,000 R.H. Donnelley Corp.
           Series A-2
           6.88%, 1/15/13..........    376,238
                                    ----------
                                     1,252,500
                                    ----------
           Aerospace/Defense--0.6%
   965,000 L-3 Communications Corp.
           7.63%, 6/15/12..........    992,744
    50,000 Transdigm, Inc.
           7.75%, 7/15/14..........     50,750
   340,000 Transdigm, Inc.*
           7.75%, 7/15/14..........    345,100
                                    ----------
                                     1,388,594
                                    ----------
           Apparel--0.8%
   725,000 Hanesbrands, Inc.*
           8.78%, 12/15/14 FRN.....    739,500
   650,000 Levi Strauss & Co.
           9.75%, 1/15/15..........    698,750
   380,000 Levi Strauss & Co.
           8.88%, 4/01/16..........    391,400
                                    ----------
                                     1,829,650
                                    ----------
           Auto Manufacturers--1.2%
 2,880,000 General Motors Corp.
           8.38%, 7/15/33(a).......  2,642,400
                                    ----------
           Auto Parts & Equipment--0.7%
   826,000 The Goodyear Tire &
           Rubber Co.*
           8.63%, 12/01/11.........    873,495

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  623,000 The Goodyear Tire &
           Rubber Co.
           9.00%, 7/01/15(a).......... $  674,398
                                       ----------
                                        1,547,893
                                       ----------
           Beverages--0.2%
   505,000 Cott Beverages USA, Inc.
           8.00%, 12/15/11............    512,575
                                       ----------
           Building Materials--0.5%
 1,000,000 US Concrete, Inc.
           8.38%, 4/01/14.............  1,002,500
                                       ----------
           Chemicals--4.1%
   105,000 Arco Chemical Co.
           10.25%, 11/01/10...........    113,925
   388,000 Equistar Chemicals LP
           10.13%, 9/01/08............    405,460
   652,000 Huntsman International LLC
           11.63%, 10/15/10...........    702,530
 3,035,000 Ineos Group Holdings PLC
           (Great Britain)*
           8.50%, 2/15/16(a)..........  2,981,887
   895,000 Lyondell Chemical Co.
           8.00%, 9/15/14.............    924,088
 2,080,000 Lyondell Chemical Co.
           8.25%, 9/15/16.............  2,184,000
   825,000 Reichmold Industries, Inc.*
           9.00%, 8/15/14.............    853,875
   475,000 The Mosaic Co.*
           7.38%, 12/01/14............    482,125
   150,000 The Mosaic Co.*
           7.63%, 12/01/16............    154,125
                                       ----------
                                        8,802,015
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                     Value
----------                               -----------
           Corporate Bonds (Continued)
           Commercial Services--5.4%
$1,535,000 Aramark Corp.*
           8.50%, 2/01/15............... $ 1,569,538
   225,000 Aramark Corp.*
           8.86%, 2/01/15 FRN...........     229,500
   695,000 Cenveo Corp.
           7.88%, 12/01/13..............     684,575
 2,465,000 Corrections Corp. of America
           7.50%, 5/01/11...............   2,511,218
   315,000 Deluxe Corp.*
           7.38%, 6/01/15...............     315,000
    70,000 Hertz Corp.
           8.88%, 1/14/12...............      73,325
 1,040,000 Hertz Corp.
           10.50%, 1/01/16(a)...........   1,154,400
   555,000 Service Corp International*
           6.75%, 4/01/15...............     537,656
 1,670,000 United Rentals NA, Inc.
           6.50%, 2/15/12...............   1,649,125
 1,355,000 United Rentals NA, Inc.
           7.75%, 11/15/13(a)...........   1,363,469
 1,735,000 Valassis Communication, Inc.*
           8.25%, 3/01/15(a)............   1,700,300
                                         -----------
                                          11,788,106
                                         -----------
           Diversified Financial Services--7.2%
   350,000 Americredit Corp.*
           8.50%, 7/01/15...............     354,375
   545,000 Buffalo Thunder
           Development Authority*
           9.38%, 12/15/14..............     547,725
   445,000 Ford Motor Credit Co.
           6.63%, 6/16/08...............     444,800

Principal
 Amount                              Value
----------                         ----------
           Corporate Bonds (Continued)
$  845,000 Ford Motor Credit Co.
           5.80%, 1/12/09......... $  827,424
   985,000 Ford Motor Credit Co.
           7.25%, 10/25/11........    948,852
   600,000 Ford Motor Credit Co.
           8.11%, 1/13/12 FRN.....    599,040
 1,000,000 Ford Motor Credit Co.
           7.00%, 10/01/13........    927,633
 2,000,000 Ford Motor Credit Co.
           8.00%, 12/15/16........  1,918,794
   850,000 GMAC LLC
           6.63%, 5/15/12.........    821,665
   290,000 GMAC LLC
           6.75%, 12/01/14........    278,116
 2,360,000 GMAC LLC
           8.00%, 11/01/31........  2,419,815
   380,000 Hawker Beechcraft
           Acquistion Co.*
           8.50%, 4/01/15.........    393,300
   315,000 Hawker Beechcraft
           Acquisition Co.*
           8.88%, 4/01/15.........    325,238
 1,475,000 Hexion US Finance Corp.
           9.75%, 11/15/14........  1,534,000
   235,000 Hexion US Finance Corp.
           9.86%, 11/15/14 FRN....    243,225
 1,000,000 NSG Holdings LLC*
           7.75%, 12/15/25........  1,015,000
   300,000 Petroplus Finance Ltd.
           (Bermuda)*
           6.75%, 5/01/14(a)......    290,250
   200,000 Petroplus Finance Ltd.
           (Bermuda)*
           7.00%, 5/01/17.........    193,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           Corporate Bonds (Continued)
$  315,000 SLM Corp.
           5.45%, 4/25/11.......... $   291,912
   620,000 SLM Corp.
           5.40%, 10/25/11.........     568,391
   660,000 SLM Corp.
           5.13%, 8/27/12..........     584,870
                                    -----------
                                     15,527,925
                                    -----------
           Electric--8.5%
   525,000 Aquila, Inc.
           9.95%, 2/01/11..........     568,807
 1,250,000 Aquila, Inc.
           14.88%, 7/01/12.........   1,600,000
 1,260,000 Edison Mission Energy*
           7.00%, 5/15/17..........   1,193,850
   865,315 Elwood Energy LLC
           8.16%, 7/05/26..........     913,134
   350,456 FPL Energy National Wind
           LLC*
           6.13%, 3/25/19..........     342,208
   142,400 FPL Energy Wind
           Funding LLC*
           6.88%, 6/27/17..........     142,222
   340,000 Ipalco Enterprises, Inc.
           8.38%, 11/14/08.........     348,500
   168,558 Midwest Generation LLC
           Series A
           8.30%, 7/02/09..........     172,034
 1,152,024 Midwest Generation LLC
           Series B
           8.56%, 1/02/16..........   1,229,066
   715,622 Mirant Mid Atlantic LLC
           Series B
           9.13%, 6/30/17..........     809,100

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$2,005,000 Mirant North America LLC
           7.38%, 12/31/13............... $ 2,060,138
 2,315,000 NRG Energy, Inc.
           7.38%, 2/01/16................   2,326,575
 1,215,000 NRG Energy, Inc.
           7.38%, 1/15/17................   1,222,594
   441,000 PSEG Energy Holdings LLC
           8.63%, 2/15/08................     449,023
 1,215,000 PSEG Energy Holdings LLC
           10.00%, 10/01/09..............   1,312,366
 1,250,000 Reliant Energy, Inc.
           6.75%, 12/15/14...............   1,281,250
   475,000 Sithe/Independence Funding
           Corp. Series A
           9.00%, 12/30/13...............     516,226
 1,760,000 The AES Corp.*
           8.75%, 5/15/13................   1,865,600
                                          -----------
                                           18,352,693
                                          -----------
           Electrical Components & Equipment--0.4%
   705,000 General Cable Corp.*
           7.73%, 4/01/15 FRN............     708,525
   125,000 General Cable Corp.*
           7.13%, 4/01/17(a).............     124,375
                                          -----------
                                              832,900
                                          -----------
           Electronics--1.1%
 1,080,000 Flextronics International Ltd.
           (Singapore)
           6.50%, 5/15/13................   1,023,300
 1,450,000 NXP BV/ NXP Funding
           LLC (Netherlands)
           9.50%, 10/15/15(a)............   1,435,500
                                          -----------
                                            2,458,800
                                          -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Entertainment--0.4%
$  685,000 Warner Music Group
           7.38%, 4/15/14............. $  640,475
   265,000 WMG Holdings Corp.
           9.50%, 12/15/14(b).........    202,725
                                       ----------
                                          843,200
                                       ----------
           Environmental Control--0.3%
   615,000 Aleris International, Inc.*
           9.00%, 12/15/14............    623,456
                                       ----------
           Food--1.8%
 1,400,000 Del Monte Corp.
           8.63%, 12/15/12............  1,452,500
   606,000 Delhaize America, Inc.
           9.00%, 4/15/31.............    735,168
   675,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09............    698,625
   400,000 Stater Brothers Holdings
           8.13%, 6/15/12.............    405,000
   505,000 Stater Brothers Holdings*
           7.75%, 4/15/15.............    508,788
                                       ----------
                                        3,800,081
                                       ----------
           Forest Products & Paper--2.3%
   465,000 Abitibi-Consolidated, Inc.
           (Canada)
           6.95%, 4/01/08(a)..........    462,675
   590,000 Abitibi-Consolidated, Inc.
           (Canada)
           8.55%, 8/01/10(a)..........    566,400
    90,000 Abitibi-Consolidated, Inc.
           (Canada)
           8.85%, 8/01/30.............     76,050

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  345,000 Aritibi-Consolidated Co. of
           Canada (Canda)
           8.38%, 4/01/15(a)........... $  303,600
   755,000 Boise Cascade LLC
           7.13%, 10/15/14.............    721,025
   630,000 Boise Cascade LLC
           8.23%, 10/15/12 FRN.........    633,150
 1,115,000 Bowater Canada Finance
           Corp. (Canda)
           7.95%, 11/15/11.............  1,055,069
   290,000 Verso Paper Holdings LLC *
           9.13%, 8/01/14..............    300,875
   755,000 Verso Paper Holdings LLC*
           9.11%, 8/01/14 FRN..........    773,875
                                        ----------
                                         4,892,719
                                        ----------
           Gaming--4.6%
    55,000 Boyd Gaming Corp.
           7.75%, 12/15/12.............     56,650
   805,000 Caesars Entertainment, Inc.
           8.88%, 9/15/08..............    829,150
   440,000 Galaxy Entertainment Finance
           Co., Ltd. ( British Virgin
           Island)*
           9.88%, 12/15/12.............    475,200
 1,435,000 Harrah's Operating Co., Inc.
           5.38%, 12/15/13.............  1,217,752
   695,000 Isle of Capri Casinos, Inc.
           9.00%, 3/15/12..............    728,013
   135,000 Mandalay Resort Group
           9.50%, 8/01/08..............    139,725
   995,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07.............    998,731

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$1,405,000 MGM Mirage
           8.50%, 9/15/10........... $1,477,006
   250,000 MGM Mirage
           6.63%, 7/15/15...........    228,438
   590,000 Mohegan Tribal Gaming
           Authority
           6.13%, 2/15/13...........    575,250
   190,000 Pokagon Gaming Authority*
           10.38%, 6/15/14..........    210,425
   375,000 San Pasqual Casino*
           8.00%, 9/15/13...........    380,625
   400,000 Seminole Hard Rock
           Entertainment, Inc.*
           7.86%, 3/15/14 FRN.......    405,000
   195,000 Seneca Gaming Corp.
           Series B
           7.25%, 5/01/12...........    198,656
   735,000 Shingle Springs Tribal
           Gaming Authority*
           9.38%, 6/15/15...........    745,107
   160,000 Snoqualmie Entertainment
           Authority*
           9.13%, 2/01/15...........    164,800
   310,000 Snoqualmie Entertainment
           Authority*
           9.15%, 2/01/14 FRN.......    314,650
   865,000 Wynn Las Vegas LLC
           6.63%, 12/01/14..........    837,969
                                     ----------
                                      9,983,147
                                     ----------
           Healthcare-Products--0.4%
   745,000 Universal Hospital
           Services, Inc.*
           8.50%, 6/01/15...........    741,275

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  185,000 Universal Hospital
           Services, Inc.*
           8.76%, 6/01/15 FRN......... $   185,925
                                       -----------
                                           927,200
                                       -----------
           Healthcare-Services--6.6%
 4,380,000 Community Health
           Systems, Inc.*
           8.88%, 7/15/15.............   4,462,124
 1,405,000 HCA, Inc.*
           9.13%, 11/15/14............   1,480,519
 1,975,000 HCA, Inc.*
           9.25%, 11/15/16............   2,108,313
 1,985,000 HCA, Inc.*
           9.63%, 11/15/16............   2,138,838
   710,000 Omega Healthcare Investors,
           Inc.
           7.00%, 4/01/14.............     710,000
   765,000 Omega Healthcare Investors
           Inc.
           7.00%, 1/15/16.............     765,000
 2,533,000 Triad Hospitals, Inc.
           7.00%, 5/15/12.............   2,653,310
                                       -----------
                                        14,318,104
                                       -----------
           Holding Companies--Diversified--0.6%
   540,000 Leucadia National Corp.
           7.00%, 8/15/13.............     531,900
   885,000 Leucadia National Corp.*
           7.13%, 3/15/17.............     862,875
                                       -----------
                                         1,394,775
                                       -----------
           Home Builders--0.8%
   350,000 KB Home
           5.75%, 2/01/14(a)..........     309,750

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  455,000 KB Home
           5.88%, 1/15/15............ $  398,125
   375,000 KB Home
           6.25%, 6/15/15(a).........    331,875
   280,000 Meritage Homes Corp.
           6.25%, 3/15/15............    250,600
   415,000 Standrd-Pacific Corp.
           6.25%, 4/01/14............    367,275
    80,000 Standard-Pacific Corp.
           7.00%, 8/15/15(a).........     70,800
                                      ----------
                                       1,728,425
                                      ----------
           Insurance--1.2%
   890,000 Crum & Foster Holdings
           Corp.
           7.75%, 5/01/17............    874,425
   620,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 6/15/17(a).........    607,600
 1,145,000 HUB International
           Holdings, Inc.*
           9.00%, 12/15/14...........  1,127,825
    77,000 Unum Group
           7.63%, 3/01/11............     81,263
                                      ----------
                                       2,691,113
                                      ----------
           Machinery--Diversified--0.8%
 1,195,000 Case New Holland, Inc.
           9.25%, 8/01/11............  1,258,574
   390,000 Chart Industries, Inc.
           9.13%, 10/15/15...........    411,450
                                      ----------
                                       1,670,024
                                      ----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Media--11.1%
$  465,000 Block Communications, Inc.*
           8.25%, 12/15/15............ $  471,975
   165,000 Cablevision Systems Corp.
           Series B
           8.00%, 4/15/12.............    163,763
   205,000 Charter Communications
           Operating LLC*
           8.00%, 4/30/12.............    208,588
   205,000 Charter Communications
           Operating LLC*
           8.38%, 4/30/14.............    209,613
   260,000 Clear Channel
           Communications, Inc.
           5.50%, 9/15/14(a)..........    222,503
   345,000 Clear Channel
           Communications, Inc.
           5.50%, 12/15/16(a).........    284,763
   320,000 Dex Media East LLC
           9.88%, 11/15/09............    332,400
   160,000 Dex Media West LLC
           Series B
           9.88%, 8/15/13.............    172,000
   485,000 Dex Media, Inc.
           9.00%, 11/15/13(b).........    458,931
    50,000 Dex Media, Inc.
           8.00%, 11/15/13............     51,000
   145,000 Dex Media, Inc.
           9.00%, 11/15/13(b).........    137,206
 4,325,000 Echostar DBS Corp.
           7.13%, 2/01/16.............  4,249,312
 4,955,000 Idearc, Inc.
           8.00%, 11/15/16............  5,029,324

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  625,000 Kabel Deutschland GmbH
           (Germany)
           10.63%, 7/01/14............ $   687,500
   800,000 LIN Television Corp.
           6.50%, 5/15/13.............     786,000
   325,000 LIN Television Corp.
           Series B
           6.50%, 5/15/13.............     319,313
 1,530,000 Mediacom Broadband LLC
           8.50%, 10/15/15............   1,545,300
   990,000 Mediacom Broadband LLC*
           8.50%, 10/15/15............     999,900
   445,000 Morris Publishing Group LLC
           7.00%, 8/01/13.............     391,600
 1,155,000 Quebecor Media, Inc.
           (Canada)
           7.75%, 3/15/16.............   1,178,100
 1,655,000 Quebecor World Capital
           Corp. (Canada)*
           8.75%, 3/15/16.............   1,638,450
    65,000 Quebecor World, Inc.
           (Canada)*
           9.75%, 1/15/15.............      66,138
 2,415,000 R.H. Donnelley Corp.
           Series A-3
           8.88%, 1/15/16.............   2,523,674
   400,000 R.H. Donnelley Finance
           Corp.
           10.88%, 12/15/12...........     427,500
   563,000 R.H. Donnelley Finance
           Corp.*
           10.88%, 12/15/12(a)........     603,114
   725,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32.............     881,377
                                       -----------
                                        24,039,344
                                       -----------

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Mining--3.3%
$  465,000 FMG Finance Property Ltd.
           (Australia)*
           9.36%, 9/01/11 FRN(a)....... $  495,225
 1,495,000 FMG Finance Property Ltd.*
           (Australia)*
           10.00%, 9/01/13.............  1,674,400
   415,000 FMG Finance Property Ltd.*
           (Australia)*
           10.63%, 9/01/16(a)..........    495,925
 1,630,000 Freeport-McMoRan Cooper
           & Gold, Inc.
           8.25%, 4/01/15..............  1,723,725
   100,000 Freeport-McMoRan Copper
           & Gold, Inc.
           8.56%, 4/01/15 FRN..........    105,000
 2,015,000 Freeport-McMoRan Copper
           & Gold, Inc.
           8.38%, 4/01/17..............  2,156,050
   545,000 Noranda Aluminum
           Acquisition Corp.*
           9.36%, 5/15/15 FRN..........    528,650
                                        ----------
                                         7,178,975
                                        ----------
           Miscellaneous Manufacturing--0.8%
   195,000 American Railcar Industries,
           Inc.
           7.50%, 3/01/14..............    195,000
   250,000 Bombardier, Inc. (Canada)*
           6.30%, 5/01/14..............    238,750
   950,000 Bombardier, Inc. (Canada)*
           8.00%, 11/15/14.............    988,000
   320,000 Koppers, Inc.
           9.88%, 10/15/13.............    343,200
                                        ----------
                                         1,764,950
                                        ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                        Value
----------                                  -----------
           Corporate Bonds (Continued)
           Oil & Gas--6.1%
$  365,000 Cimarex Energy Co.
           7.13%, 5/01/17.................. $   357,700
   830,000 Compton Petroleum Finance
           Corp. (Canada)
           7.63%, 12/01/13.................     823,775
   745,000 Enterprise Products Operating LP
           7.03%, 1/15/68..................     719,484
   320,000 Forest Oil Corp.*
           7.25%, 6/15/19..................     312,000
   710,000 Mariner Energy, Inc.
           8.00%, 5/15/17..................     708,225
 2,160,000 OPTI Canada, Inc. (Canada)*
           7.88%, 12/15/14.................   2,170,800
 2,795,000 OPTI Canada, Inc. (Canada)*
           8.25%, 12/15/14.................   2,850,899
 1,255,000 PetroHawk Energy Corp.
           9.13%, 7/15/13..................   1,333,438
   350,000 Pioneer Natural Resources Co.
           6.88%, 5/01/18..................     333,574
   530,000 Sabine Pass LNG LP*
           7.25%, 11/30/13.................     527,350
 1,680,000 Sabine Pass LNG LP*
           7.50%, 11/30/16.................   1,675,800
   445,000 Swift Energy Co.
           7.13%, 6/01/17..................     426,088
   310,000 United Refining Co.*
           10.50%, 8/15/12.................     322,400
   115,000 United Refining Co.
           10.50%, 8/15/12.................     119,600
   460,000 Western Oil Sands, Inc.
           (Canada)
           8.38%, 5/01/12..................     505,425
                                            -----------
                                             13,186,558
                                            -----------

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Oil & Gas Services--1.4%
$1,190,000 Compagnie Generale De
           Geophysique-Veritas (France)
           7.50%, 5/15/15.............. $1,195,950
   250,000 Compagnie Generale De
           Geophysique-Veritas (France)
           7.75%, 5/15/17(a)...........    254,375
   195,000 Hanover Compressor Co.
           7.50%, 4/15/13..............    196,950
   234,000 Hanover Equipment Trust
           2001, Series A
           8.50%, 9/01/08..............    234,000
   410,000 Hanover Equipment Trust II
           2001, Series B
           8.75%, 9/01/11..............    423,325
   770,000 Seitel, Inc.*
           9.75%, 2/15/14..............    766,150
                                        ----------
                                         3,070,750
                                        ----------
           Packaging & Containers--1.3%
   965,000 Graphic Packaging
           International Corp.
           9.50%, 8/15/13..............  1,007,219
 1,145,000 Owens-Brockway Glass
           Container, Inc.
           8.75%, 11/15/12.............  1,199,387
   530,000 Silgan Holdings, Inc.
           6.75%, 11/15/13.............    520,725
                                        ----------
                                         2,727,331
                                        ----------
           Pipelines--2.5%
   760,000 Dynergy Holdings, Inc.*
           7.50%, 6/01/15..............    719,150
   760,000 Dynergy Holdings, Inc.*
           7.75%, 6/01/19..............    710,600

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$1,225,000 El Paso Natural Gas Co.
           8.38%, 6/15/32.......... $1,442,558
   480,000 MarkWest Energy Partners
           LP Series B
           8.50%, 7/15/16..........    490,800
   610,000 Williams Cos., Inc.
           7.13%, 9/01/11..........    628,300
 1,420,000 Williams Partners LP
           7.25%, 2/01/17..........  1,434,200
                                    ----------
                                     5,425,608
                                    ----------
           Real Estate--0.7%
   405,000 American Real Estate
           Partners LP
           8.13%, 6/01/12..........    408,544
 1,000,000 American Real Estate
           Partners LP*
           7.13%, 2/15/13..........  1,067,000
                                    ----------
                                     1,475,544
                                    ----------
           REITS--0.6%
 1,425,000 Host Marriott LP
           6.75%, 6/01/16..........  1,403,625
                                    ----------
           Retail--2.0%
   415,000 Asbury Automotive
           Group, Inc.*
           7.63%, 3/15/17..........    410,850
   800,000 Autonation, Inc.
           7.00%, 4/15/14..........    794,000
 2,230,000 Autonation, Inc.
           7.36%, 4/15/13 FRN......  2,235,575
   160,000 GSC Holdings Corp.
           9.24%, 10/01/11 FRN.....    164,688

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  275,000 GSC Holdings Corp.
           8.00%, 10/01/12......... $  288,750
   195,000 Inergy LP/Inergy
           Finance Corp.
           8.25%, 3/01/16..........    201,338
   200,000 Rite Aid Corp.
           8.13%, 5/01/10..........    203,250
                                    ----------
                                     4,298,451
                                    ----------
           Semiconductors--2.8%
   795,000 Amkor Technology, Inc.
           7.13%, 3/15/11..........    774,131
 1,205,000 Amkor Technology, Inc.
           9.25%, 6/01/16..........  1,247,175
 3,319,000 Freescale Semiconductor,
           Inc.*
           10.13%, 12/15/16(a).....  3,136,455
   800,000 Spansion, Inc.*
           8.49%, 6/01/13 FRN......    803,000
                                    ----------
                                     5,960,761
                                    ----------
           Telecommunications--11.3%
 1,305,000 Citizens Communications
           Co.
           9.25%, 5/15/11..........  1,415,925
   675,000 Citizens Communications
           Co.
           9.00%, 8/15/31..........    698,625
   670,000 GCI, Inc.
           7.25%, 2/15/14..........    636,500
   622,000 Inmarsat Finance PLC
           (Great Britain)
           7.63%, 6/30/12..........    646,103

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  835,000 Inmarsat Finance PLC
           (Great Britain)
           10.38%, 11/15/12(b)........ $  800,556
 1,630,000 Intelsat Subsidiary Holding
           Co. Ltd. (Bermuda)
           8.25%, 1/15/13.............  1,662,600
 2,990,000 Level 3 Financing, Inc.*
           8.75%, 2/15/17(a)..........  2,971,312
   230,000 Level 3 Financing, Inc.*
           9.15%, 2/15/15 FRN(a)......    231,150
   495,000 Level Financing, Inc.
           12.25%, 3/15/13............    570,488
 1,575,000 Nordic Telephone Co.
           Holdings ApS (Denmark)*
           8.88%, 5/01/16.............  1,677,375
 1,680,000 NTL Cable PLC (Great
           Britain)
           8.75%, 4/15/14(a)..........  1,738,800
   457,000 PanAmSat Corp.
           9.00%, 8/15/14.............    478,708
 1,775,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11.............  1,797,188
   385,000 Qwest Communications
           International, Inc.
           8.86%, 2/15/09 FRN.........    390,775
   410,000 Qwest Corp.
           7.50%, 10/01/14(a).........    422,300
   500,000 Qwest Corp.
           8.61%, 6/15/13 FRN.........    545,000
 1,145,000 Rogers Wireless, Inc.
           (Canada)
           9.63%, 5/01/11.............  1,289,505

Principal
 Amount                                        Value
----------                                  ------------
           Corporate Bonds (Continued)
$3,855,000 Telecordia Technologies,
           Inc.*
           9.11%, 7/15/12 FRN.............. $  3,816,449
   345,000 Valor Telecommunication
           Enterprises LLC
           7.75%, 2/15/15..................      363,160
 2,160,000 Windstream Corp.
           8.63%, 8/01/16..................    2,294,999
                                            ------------
                                              24,447,518
                                            ------------
           Transportation--0.5%
 1,070,000 CHC Helicopter Corp.
           (Canada)
           7.38%, 5/01/14..................    1,024,525
                                            ------------
           Total Corporate Bonds
           (Cost $207,798,114).............  206,814,735
                                            ------------
           Trust Prefferred Bond--0.4%
           Insurance--0.4%
   840,000 AFC Capital Trust I Series B
           8.21%, 2/03/27
           (Cost $845,987).................      854,265
                                            ------------
Number of
 Shares
----------
           Money Market Fund--3.5%
 7,528,241 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(c)
           (Cost $7,528,241)...............    7,528,241
                                            ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral on Securities
           Loaned--10.5%
           Money Market Fund--10.5%
22,721,720 BNY Hamilton Institutional
           Cash Reserve Fund, 5.33%(d)
           (Cost $22,721,720)(e)......... $ 22,721,720
                                          ------------
           Total Investments
           (Cost $238,894,062)(f)--
           109.8%........................  237,918,961
           Liabilities in excess of other
           assets--(9.8%)................  (21,208,099)
                                          ------------
           Net Assets--100.0%............ $216,710,862
                                          ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at June 30, 2007.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined Date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day at June 30, 2007.
(d)Interest rate reflects the yield at June 30, 2007.
(e)At June 30, 2007, the total market value of the Fund's securities on loan was $22,721,720 and the total value of the collateral held by the Fund was $22,234,135.
(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $975,101 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,781,583 and aggregate gross unrealized depreciation of $2,756,684.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations--47.8%
           Federal Home Loan Mortgage Corp.--10.8%
$9,500,000 5.75%, 4/15/08.......... $ 9,528,804
 2,200,000 6.25%, 7/15/32..........   2,384,983
                                    -----------
                                     11,913,787
                                    -----------
           Federal National Mortgage
           Association--12.4%
 3,150,000 6.00%, 5/15/11..........   3,232,892
 6,050,000 4.38%, 3/15/13..........   5,764,193
   725,000 5.13%, 1/02/14..........     708,367
 2,375,000 6.25%, 5/15/29..........   2,568,475
 1,300,000 6.63%, 11/15/30.........   1,465,036
                                    -----------
                                     13,738,963
                                    -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38..........     700,696
                                    -----------
           United States Treasury Bonds--3.5%
 2,000,000 7.25%, 5/15/16..........   2,311,405
   900,000 6.13%, 11/15/27.........   1,003,078
   500,000 5.25%, 2/15/29..........     503,438
                                    -----------
                                      3,817,921
                                    -----------
           United States Treasury Notes--20.5%
 2,950,000 2.75%, 8/15/07..........   2,942,395
 1,300,000 4.75%, 11/15/08.........   1,295,836
 7,375,000 5.75%, 8/15/10..........   7,555,915
 5,975,000 5.00%, 8/15/11..........   6,001,141
   750,000 3.88%, 2/15/13..........     712,325
 4,275,000 4.25%, 8/15/15..........   4,056,240
                                    -----------
                                     22,563,852
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $53,143,148)......  52,735,219
                                    -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-Backed
          Securities--37.8%
          Federal Home Loan Mortgage Corp.--14.7%
$ 17,968  Gold Pool #M70034
          7.50%, 6/01/08.......... $ 18,165
   8,957  Gold Pool #E00227
          6.00%, 7/01/08..........    8,973
  23,352  Gold Pool #E49415
          6.50%, 7/01/08..........   23,482
     331  Pool #184275
          8.25%, 9/01/08..........      335
  91,162  Gold Pool #M80707
          5.50%, 10/01/08.........   91,273
     423  Pool #160062
          9.50%, 10/01/08.........      432
     589  Pool #160065
          9.50%, 11/01/08.........      600
     534  Pool #160066
          9.75%, 11/01/08.........      545
   4,812  Pool #251974
          8.50%, 4/01/09..........    4,824
  15,476  Pool #185964
          8.50%, 2/01/10..........   15,778
  13,862  Gold Pool #E20201
          7.50%, 10/01/10.........   14,173
  61,613  Gold Pool #G10439
          6.50%, 1/01/11..........   62,646
  10,665  Gold Pool #E00417
          7.00%, 2/01/11..........   10,950
  40,250  Gold Pool #G90011
          8.50%, 8/17/11..........   40,122
  31,498  Gold Pool #E00461
          7.50%, 12/01/11.........   32,346
 250,408  Gold Pool #G10644
          8.00%, 12/01/11.........  260,077

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$   92,230 Gold Pool #C90017
           6.50%, 4/01/13.... $   94,251
    17,014 Gold Pool #D90113
           6.50%, 6/01/13....     17,387
    29,766 Gold Pool #G11072
           7.50%, 12/01/15...     30,842
    33,815 Gold Pool #G30052
           7.50%, 6/01/16....     35,483
   549,309 Pool #420008
           5.54%, 1/01/17 FRN    552,096
   182,637 Gold Pool #50377
           6.50%, 1/01/17....    186,573
    83,814 Gold Pool #G30080
           7.50%, 8/01/17....     87,935
   222,454 Gold Pool #C90185
           7.50%, 9/01/17....    233,393
   143,342 Gold Pool #D92715
           6.00%, 11/01/18...    144,269
   664,037 Gold Pool #C90241
           6.50%, 12/01/18...    681,153
   255,666 Gold Pool #D94488
           6.50%, 2/01/19....    262,255
     1,952 Pool #555045
           8.00%, 5/01/19....      1,994
 1,191,525 Gold Pool #C90290
           7.00%, 8/01/19....  1,236,540
    28,638 Gold Pool #A01217
           8.50%, 4/01/20....     30,143
   157,193 Gold Pool #390297
           5.55%, 1/01/21 FRN    158,939
   159,874 Gold Pool #C90438
           6.50%, 4/01/21....    163,794
   680,694 Gold Pool #C90484
           6.00%, 10/01/21...    684,675

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$1,276,120 Gold Pool #C90492
           6.00%, 11/01/21... $1,283,582
   412,753 Gold Pool #C90503
           6.00%, 12/01/21...    415,166
    45,799 Gold Pool #C00098
           8.00%, 2/01/22....     48,224
    85,469 Gold Pool #G80140
           7.00%, 12/17/22...     88,434
       766 Gold Pool #D36389
           8.00%, 1/01/23....        808
    40,381 Gold Pool #G00356
           7.00%, 6/01/25....     41,713
     7,894 Gold Pool #D67014
           7.50%, 1/01/26....      8,263
   105,926 Gold Pool #G01480
           7.50%, 12/01/26...    110,672
   145,382 Gold Pool #C00490
           8.00%, 1/01/27....    152,998
    86,838 Gold Pool #C20273
           6.00%, 6/01/28....     86,548
    10,571 Gold Pool #C00664
           7.50%, 9/01/28....     11,059
     4,673 Pool #420171
           5.75%, 2/01/30 FRN      4,705
   175,632 Gold Pool #G01130
           8.00%, 2/01/30....    185,761
   102,108 Pool #789483
           5.81%, 6/01/32 FRN    103,680
   448,969 Gold Pool #C69955
           6.50%, 8/01/32....    457,256
   428,446 Gold Pool #1B1150
           3.23%, 9/01/33....    420,165
 4,167,020 Gold Pool #A15088
           5.50%, 10/01/33...  4,038,243

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$  411,269 Gold Pool #A17868
           3.50%, 11/01/33... $   353,365
   739,859 Gold Pool #781681
           4.71%, 6/01/34 FRN     714,870
   931,430 Gold Pool #G080006
           6.00%, 8/01/34....     926,030
 1,757,137 Gold Pool #A47056
           5.00%, 9/01/35....   1,651,380
                              -----------
                               16,289,365
                              -----------
           Federal National Mortgage
           Association--18.3%
     4,892 Pool #195152
           7.00%, 1/01/08....       4,896
     8,196 Pool #81860
           8.00%, 4/01/09....       8,279
    29,778 Pool #278437
           7.50%, 5/01/09....      30,312
    31,288 Pool #535630
           6.00%, 12/01/10...      31,496
   154,333 Pool #406590
           6.25%, 11/01/12...     157,157
    80,196 Pool #482513
           5.50%, 1/01/14....      79,656
   170,055 Pool #535633
           5.50%, 12/01/14...     168,910
    80,536 Pool #323956
           7.50%, 12/01/14...      84,456
   666,757 Pool #535377
           8.00%, 6/01/15....     696,782
   161,070 Pool #535634
           5.50%, 8/01/15....     159,985
   306,119 Pool #6222
           9.00%, 4/01/16....     316,825

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$589,679  Pool #733886
          5.50%, 12/01/17.... $583,107
 733,167  Pool #711995
          4.00%, 9/01/18.....  682,341
 930,068  Pool #252210
          6.50%, 2/01/19.....  953,155
 111,524  Pool #252711
          7.00%, 9/01/19.....  116,077
 226,559  Pool #86688
          5.46%, 10/01/19 FRN  228,284
  92,156  Pool #535760
          6.50%, 3/01/21.....   94,366
 281,437  Pool #254044
          6.50%, 10/01/21....  288,102
 360,384  Pool #254232
          6.50%, 3/01/22.....  368,298
  18,264  Pool #124118
          9.00%, 3/01/22.....   19,640
 372,138  Pool #254354
          7.00%, 5/01/22.....  386,931
  18,787  Pool #159860
          7.50%, 6/01/22.....   19,640
 142,249  Pool #164906
          6.87%, 7/01/22.....  146,707
  35,747  Pool #50748
          7.50%, 6/01/23.....   37,397
 152,343  Pool # 255052
          4.00%, 11/01/23....  139,039
 109,038  Pool #334595
          7.50%, 11/01/23....  114,333
  84,160  Pool #326382
          7.00%, 3/01/24.....   87,051
 183,507  Pool #255232
          4.50%, 5/01/24.....  170,807

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed
           Securities (Continued)
$  145,956 Pool #300404
           7.00%, 5/01/24..... $  151,085
     6,279 Pool #64195
           8.35%, 11/01/24 FRN      6,349
    58,571 Pool #70319
           7.82%, 12/01/24 FRN     61,652
   119,230 Pool #308497
           8.00%, 5/01/25.....    125,986
    21,907 Pool #320514
           6.50%, 9/01/25.....     22,281
   615,769 Pool #335054
           6.00%, 1/01/26.....    614,686
   108,381 Pool #446431
           8.50%, 10/01/26....    115,766
   119,576 Pool #415330
           8.00%, 12/01/26....    126,147
   488,460 Pool #504474
           5.54%, 1/01/27 FRN.    492,830
    67,423 Pool #496045
           8.00%, 1/01/28.....     71,071
    38,858 Pool #251498
           6.50%, 2/01/28.....     39,641
    38,063 Pool #403470
           6.00%, 5/01/28.....     38,262
   527,538 Pool #251991
           7.00%, 8/01/28.....    549,191
    25,144 Pool #441759
           6.00%, 9/01/28.....     25,063
 1,030,067 Pool #252034
           7.00%, 9/01/28.....  1,075,224
   575,349 Pool #755598
           5.00%, 11/01/28....    542,109
    41,847 Pool #449154
           6.00%, 12/01/28....     41,712

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$ 79,138  Pool #457916
          7.50%, 12/01/28.... $ 83,103
 369,744  Pool #70849
          5.50%, 1/01/29 FRN.  370,059
 251,026  Pool #252334
          6.50%, 2/01/29.....  256,447
  59,420  Pool #252518
          7.00%, 5/01/29.....   62,026
  34,519  Pool #252570
          6.50%, 7/01/29.....   35,229
  12,060  Pool #535182
          8.00%, 10/01/29....   12,831
  89,616  Pool #569042
          7.50%, 11/01/29....   93,812
  66,434  Pool #530528
          7.25%, 4/01/30 FRN.   66,519
 193,853  Pool #601649
          6.00%, 9/01/31.....  193,470
 603,559  Pool #606866
          5.97%, 10/01/31 FRN  608,047
 213,107  Pool #587839
          6.00%, 10/01/31....  212,259
  91,683  Pool #615519
          6.00%, 11/01/31....   91,318
 401,813  Pool #254484
          6.50%, 12/01/31....  410,104
  26,144  Pool #645256
          6.50%, 7/01/32.....   26,607
 101,017  Pool #671175
          5.10%, 2/01/33 FRN.   99,470
 458,856  Pool #701043
          3.99%, 4/01/33 FRN.  458,023
 789,393  Pool #734329
          4.23%, 6/01/33 FRN.  791,951

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$329,021  Pool #693021
          4.18%, 6/01/33 FRN. $329,542
 319,308  Pool #555522
          5.00%, 6/01/33.....  300,777
 512,599  Pool #738085
          3.46%, 8/01/33 FRN.  505,215
 123,648  Pool #731501
          3.78%, 8/01/33 FRN.  120,163
 450,295  Pool #746349
          3.30%, 9/01/33 FRN.  441,362
  26,469  Pool #739499
          3.80%, 9/01/33 FRN.  226,235
 244,778  Pool #753801
          4.24%, 10/01/33 FRN  245,963
 394,867  Pool #743490
          4.00%, 10/01/33....  349,553
 256,566  Pool #776565
          4.00%, 4/01/34.....  227,039
 368,087  Pool #775104
          3.54%, 5/01/34 FRN.  359,749
 339,586  Pool #552466
          6.26%, 6/01/34 FRN.  344,118
 943,446  Pool #790003
          6.00%, 8/01/34.....  936,526
 212,796  Pool #794797
          4.76%, 10/01/34 FRN  210,361
 513,554  Pool #827804
          6.00%, 3/01/35.....  511,510
 197,394  Pool #866920
          5.37%, 2/01/36 FRN.  198,809
 216,871  Pool #881670
          5.80%, 3/01/36 FRN.  218,415

Principal
 Amount                         Value
---------                    -----------
          Mortgage-Backed
          Securities (Continued)
$506,090  Pool #555255
          6.16%, 4/01/40 FRN $   518,503
                             -----------
                              20,188,199
                             -----------
          Government National Mortgage
          Association--4.8%
  23,461  Pool #367439
          5.50%, 12/15/08...      23,442
  35,867  Pool #360837
          6.50%, 3/15/09....      36,291
 163,209  Pool #456880
          6.50%, 5/15/13....     167,060
  57,368  Pool #476328
          7.00%, 6/15/13....      59,224
  63,190  Pool #483935
          5.50%, 12/15/13...      62,807
  51,067  Pool #2815
          6.00%, 9/20/14....      50,965
  42,575  Pool #3005
          7.50%, 11/20/15...      44,121
  56,468  Pool #3018
          7.50%, 12/20/15...      58,519
 369,035  Pool #569502
          5.00%, 1/15/17....     358,535
  94,768  Pool #583202
          5.50%, 3/15/17....      93,700
   3,070  Pool #204365
          9.00%, 3/15/17....       3,286
 895,614  Pool #781586
          4.50%, 4/15/18....     854,598
  64,604  Pool #247223
          9.00%, 4/15/18....      69,279
   1,197  Pool #177793
          9.50%, 5/15/19....       1,303

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$ 49,265  Pool #512821
          6.50%, 6/15/19..... $ 49,902
   2,355  Pool #284645
          8.50%, 2/15/20.....    2,528
 191,322  Pool #3706
          4.50%, 5/20/20.....  181,669
 223,952  Pool #304288
          7.68%, 1/15/22.....  234,634
  25,319  Pool #8061
          6.13%, 10/20/22 FRN   25,496
   2,763  Pool #319650
          7.00%, 11/15/22....    2,877
  40,683  Pool #356770
          7.50%, 4/15/23.....   42,577
   6,293  Pool #350532
          6.50%, 6/15/23.....    6,417
  88,735  Pool #351405
          6.50%, 1/15/24.....   90,492
   8,479  Pool #359470
          7.00%, 1/15/24.....    8,836
 186,689  Pool #8383
          6.38%, 2/20/24 FRN.  188,492
  19,042  Pool #376445
          6.50%, 4/15/24.....   19,419
   7,158  Pool #386348
          7.50%, 6/15/24.....    7,495
 119,796  Pool #780035
          6.50%, 7/15/24.....  122,167
  94,003  Pool #2080
          7.50%, 9/20/25.....   98,145
  47,085  Pool #780459
          7.00%, 11/15/26....   49,108

Principal
 Amount                                  Value
----------                            -----------
           Mortgage-Backed
           Securities (Continued)
$   39,491 Pool #2345
           8.50%, 12/20/26........... $    42,310
    13,082 Pool #464704
           8.00%, 7/15/28............      13,880
    44,381 Pool #564751
           6.00%, 8/15/31............      44,294
   575,397 Pool #3330
           4.50%, 12/20/32...........     526,267
   358,848 Pool #3461
           6.50%, 10/20/33...........     365,971
   609,391 Pool #623373
           4.50%, 1/20/34............     555,625
   722,617 Pool #616896
           6.00%, 11/15/35...........     719,498
                                      -----------
                                        5,281,229
                                      -----------
           Total Mortgage-Backed
           Securities
           (Cost $42,285,215)........  41,758,793
                                      -----------
           Collateralized Mortgage
           Obligations--7.0%
           Federal Home Loan Mortgage Corp.--1.6%
 1,080,015 Series 1627-PJ
           6.00%, 3/15/23............   1,080,121
   557,938 Series 1602-H
           6.50%, 10/15/23...........     548,928
   128,846 Series 2123-PE
           6.00%, 12/15/27...........     129,069
                                      -----------
                                        1,758,118
                                      -----------
           Federal National Mortgage
           Association--5.4%
   257,870 Series 1988-15A
           9.00%, 6/25/18............     272,593

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                           Value
----------                      ----------
           Collateralized Mortgage
           Obligations (Continued)
$  175,396 Series 1992-136PK
           6.00%, 8/25/22...... $  176,172
    40,781 Series 1992-172M
           7.00%, 9/25/22......     41,841
   671,578 Series 1993-149M
           7.00%, 8/25/23......    692,603
 2,399,837 Series 1993-178PK
           6.50%, 9/25/23......  2,445,882
 1,096,984 Series 1993-203PL
           6.50%, 10/25/23.....  1,110,135
    34,212 Series 1993-253H PO
           0.00%, 11/25/23.....     28,523
 1,192,392 Series 1993-255E
           7.10%, 12/25/23.....  1,243,700
                                ----------
                                 6,011,449
                                ----------
           Government National Mortgage
           Association--0.0%
     8,526 Series 1999-13PC
           6.00%, 3/20/28......      8,510
                                ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $7,781,763)...  7,778,077
                                ----------

Number of
 Shares                                       Value
---------                                 ------------
          Money Market Fund--7.4%
8,113,446 BNY Hamilton Treasury
          Money Fund
          (Institutional Shares) 4.73%(a)
          (Cost $8,113,446).............. $  8,113,446
                                          ------------
          Total Investments
          (Cost $111,323,572)(b)--
          100.0%.........................  110,385,535
          Liabilities in excess of other
          assets--(0.0%).................      (34,858)
                                          ------------
          Net Assets--100.0%............. $110,350,677
                                          ------------

FRNFloating rate note. Coupon shown was in effect at June 30, 2007. Date represents ultimate maturity date.
PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2007.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $938,037 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $648,777 and aggregated gross unrealized depreciation of $1,586,814.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)


                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date     Value
----------                                          -------- -------- -------- ----------
           Municipal Bonds--98.7%
           Education--8.1%
$1,000,000 Dutchess County, New York, Industrial
           Development Agency (Bard College Civic
           Facilities).............................  A3/NR     5.75%  8/01/08  $1,021,400
   750,000 New York State Dormitory Authority,
           Series D................................ NR/AAA     5.00   3/15/11     777,840
 1,500,000 New York State Dormitory Authority
           Revenue................................. Aaa/AAA    5.00   7/01/18   1,597,889
   675,000 New York State Dormitory Authority,
           Vassar College.......................... Aa2/AA     5.00   7/01/15     716,573
 1,000,000 New York State Dormitory Authority
           Revenue, Columbia University............ Aaa/AAA    5.00   7/01/12   1,051,440
 1,500,000 New York State Dormitory Authority
           Revenue, New York University,
           FGIC Insured+........................... Aaa/AAA    5.00   7/01/21   1,567,545
   405,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+....... Aaa/AAA    5.00   7/01/18     420,046
 1,500,000 New York State Dormitory Authority,
           New York University, Series A,
           AMBAC Insured+.......................... Aaa/AAA    5.50   7/01/09   1,549,965
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology,
           AMBAC Insured+.......................... Aaa/AAA    5.00   7/01/13     515,530
                                                                               ----------
                                                                                9,218,228
                                                                               ----------
           General Obligations--11.8%
   200,000 Bethlehem, New York, Central School
           District, AMBAC Insured+................ Aaa/AAA    7.10   11/01/07    202,192
 1,000,000 Katonah-Lewisboro, New York, Union Free
           School District, Series B, FGIC Insured+ Aaa/NR     5.00   9/15/15   1,071,950
 1,000,000 New York, New York, Series A............  A1/AA     5.00   8/01/18   1,050,630
 1,000,000 New York, New York, Series G............  A1/AA     5.00   8/01/14   1,015,790

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York, New York, Series M,
           FSA Insured+............................. Aaa/AAA    5.00%  4/01/18  $ 1,051,070
 2,750,000 New York State, Series A................. Aa3/AA     5.25   3/15/15    2,894,925
 1,000,000 New York State, Series A................. Aa3/AA     5.00   3/01/19    1,059,570
 1,500,000 Onondaga County, New York, Series A...... Aa3/AA+    5.00   5/01/17    1,557,765
 1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00   7/15/19    1,049,880
 1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00   7/15/20    1,049,920
   500,000 Rockland County, New York, Series A...... A1/AA-     5.00   10/01/15     520,750
 1,000,000 Westchester County, New York, Series C... Aaa/AAA    4.00   11/15/15   1,002,250
                                                                                -----------
                                                                                 13,526,692
                                                                                -----------
           Healthcare--6.7%
 1,000,000 New York State Dormitory Authority
           Revenue, Bronx Lebanon Hospital Center... NR/AA-     4.00   8/15/14      987,630
 1,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1................................. Aa2/AA     5.00   7/01/11    1,035,550
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA    5.00   7/01/20    3,379,740
   680,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A,
           SONYMA Insured+..........................  NR/NR     6.38   11/15/20     685,576
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA    5.13   11/01/15   1,134,859
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA    5.25   11/01/11     417,012
                                                                                -----------
                                                                                  7,640,367
                                                                                -----------
           Housing--4.5%
    55,000 New York State Housing Finance Agency,
           Multi-Family Mortgage, Series A,
           FHA Insured+............................. Aa2/AA     7.00   8/15/22       55,614

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest  Maturity
 Amount                                                   Ratings*   Rate      Date     Value
----------                                                -------- --------  -------- ----------
           Municipal Bonds (Continued)
$1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 70......... Aa1/NR     5.38%   10/01/17 $1,018,900
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 80......... Aa1/NR     5.10    10/01/17  1,020,320
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 95......... Aa1/NR     5.50    10/01/17  1,028,050
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program.......................... Aa3/AA     5.00    12/01/18  1,039,510
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program.......................... Aa3/AA     5.00    12/01/19  1,037,240
                                                                                      ----------
                                                                                       5,199,634
                                                                                      ----------
           Industrial Development--0.8%
   925,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+................... Aaa/AAA    5.00    12/01/07    929,514
                                                                                      ----------
           Other--1.5%
 1,650,000 New York Liberty Development Corp.
           Revenue, (Goldman Sachs Headquarters)......... Aa3/AA-    5.00    10/01/15  1,742,944
                                                                                      ----------
           Pre-Refunded/Escrowed Securities--8.1%
 1,000,000 Metropolitan Transportation Authority,
           Transportation Facilities Revenue, Series B-2,
           MBIA Insured+, ETM............................ Aaa/AAA    5.00    7/01/17   1,020,830
 1,000,000 New York Metropolitan Transportation
           Authority, Series N, FGIC Insured+............ Aaa/AAA    4.00(a) 7/01/11     855,650
   245,000 New York City Transitional Finance
           Authority, Series C........................... Aa1/AAA    5.50    11/15/17    263,471
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A............................. A2/AA-     5.38    5/15/21   1,074,050
   860,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B... NR/AAA     5.25    2/15/18     920,974

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date     Value
----------                                             -------- --------  -------- ----------
           Municipal Bonds (Continued)
$  135,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B  NR/AA     5.25%   2/15/18  $  144,572
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM......................... Aaa/AAA    3.95(a) 7/01/10     534,870
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM....................... Aaa/AAA    5.25    6/15/12     399,153
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+.............. Aaa/AAA    5.25    4/01/16   1,052,800
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A..... Aa3/AAA    5.38    3/15/17   1,050,915
   750,000 Suffolk County, New York, Series B,
           FGIC Insured+.............................. Aaa/AAA    5.00    10/01/13    775,875
   120,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+.......... Aaa/AAA    4.00    6/01/13     121,262
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM............. Aa2/AAA    6.00    1/01/12   1,058,390
                                                                                   ----------
                                                                                    9,272,812
                                                                                   ----------
           Special Tax--15.7%
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A,
           FGIC Insured+.............................. Aaa/AAA    5.25    11/15/15  2,102,680
 1,000,000 Nassau County, New York Interim Finance
           Authority, MBIA Insured+................... Aaa/AAA    5.00    11/15/16  1,061,990
 1,500,000 Nassau County, New York Interim Finance
           Authority Sales Tax, Series A,
           AMBAC Insured+............................. Aaa/AAA    5.00    11/15/17  1,578,465
 1,500,000 Nassau County, New York Interim Finance
           Authority, Series B, AMBAC Insured+........ Aaa/AAA    5.00    11/15/16  1,578,465
 1,755,000 New York City Transitional Finance
           Authority, Series A........................ Aa1/AAA    5.50    11/15/17  1,875,990

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date      Value
----------                                             --------- -------- -------- -----------
           Municipal Bonds (Continued)
$  930,000 New York City Transitional Finance
           Authority, Series B, MBIA-IBC Insured+..... Aaa/A/AAA   4.75%  11/15/15 $   945,057
 1,000,000 New York City Transitional Finance
           Authority, Series C........................  Aa1/AAA    5.38   2/01/13    1,053,840
 1,000,000 New York City Transitional Finance
           Authority, Series C........................  Aa2/AAA    5.38   2/15/14    1,056,610
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A...................................  NR/AAA     5.00   3/15/16    1,046,060
 1,000,000 New York State Local Government Assistance
           Corp., Series A............................  Aa3/AAA    5.40   4/01/13    1,017,770
 1,500,000 New York State Local Government Assistance
           Corp., Series A............................  Aa3/AAA    5.40   4/01/15    1,526,655
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1, FSA Insured+............  Aaa/AAA    5.00   4/01/13    2,101,800
 1,000,000 New York State Local Government Assistance
           Corp., Series C............................  Aa3/AAA    6.00   4/01/08    1,016,610
                                                                                   -----------
                                                                                    17,961,992
                                                                                   -----------
           State Appropriation--14.4%
 1,000,000 New York State Dormitory Authority
           Revenue....................................  NR/AA-     5.00   7/01/18    1,044,580
 1,000,000 New York State Dormitory Authority
           Revenue....................................  NR/AA-     5.00   7/01/19    1,048,380
   250,000 New York State Dormitory Authority
           Revenue, Albany County.....................  A1/AA-     5.50   4/01/08      252,990
 2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+...............  Aaa/AAA    5.75   7/01/18    2,619,537
     5,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B  NR/AA-     5.25   2/15/18        5,277
 1,500,000 New York State Dormitory Authority
           Revenue, Series B..........................  A1/AA-     5.25   11/15/23   1,575,495

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State Dormitory Authority
           Revenue, State University Dormitory Facilities,
           Series A....................................... Aa3/AA-    5.50%  7/01/10  $   520,610
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+....................................... Aaa/AAA    5.25   5/15/15      530,835
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+........ Aaa/AAA    5.88   5/15/11    1,603,530
   800,000 New York State Dormitory Authority
           Revenue, State University,
           MBIA-IBC Insured+.............................. Aaa/AAA    5.00   5/15/15      815,984
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+................................. Aaa/AAA    5.00   7/01/14    1,139,321
   825,000 New York State Dormitory Authority............. NR/AAA     4.00   3/15/11      827,673
   485,000 New York State Thruway Authority,
           Highway and Bridges Trust Fund, Series A,
           FGIC Insured+.................................. Aaa/AAA    5.00   4/01/10      498,721
 1,000,000 New York State Thruway Authority,
           Highway and Bridges, General Purpose,
           Series B, FSA Insured+......................... Aaa/AAA    4.75   4/01/19    1,024,200
 1,000,000 New York State Thruway Authority,
           Local Highways and Bridges..................... A1/AA-     5.50   4/01/14    1,059,330
 1,855,000 New York State Urban Development Corp.......... Aaa/AAA    5.50   7/01/16    1,876,017
                                                                                      -----------
                                                                                       16,442,480
                                                                                      -----------
           Transportation--12.7%
 1,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+........................ Aaa/AAA    4.50   4/01/18    1,030,900
 1,000,000 New York Metropolitan Transportation
           Authority, Series A............................  A2/A      5.00   11/15/17   1,055,960

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date      Value
----------                                          -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+....... Aaa/AAA    5.00%  1/01/19  $ 1,048,190
 2,000,000 Port Authority of New York & New Jersey,
           Series 125, FSA Insured+................ Aaa/AAA    5.00   10/15/19   2,087,760
 1,000,000 Port Authority of New York & New Jersey,
           Series 128, FSA Insured+................ Aaa/AAA    5.00   11/01/18   1,046,680
 1,000,000 Port Authority of New York & New Jersey,
           Series 140, FSA Insured+................ Aaa/AAA    5.00   12/01/19   1,055,750
 1,000,000 Port Authority of New York & New Jersey,
           Series 142.............................. A1/AA-     5.00   7/15/21    1,043,050
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A............... Aa2/AA-    5.25   1/01/16    1,048,970
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B............... Aa2/AA-    5.25   11/15/16   2,113,960
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B............... Aa2/AA-    5.25   11/15/17     816,858
 1,000,000 Triborough Bridge &Tunnel Authority..... Aa2/AA-    5.25   11/15/15   1,080,280
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A............... Aa2/AAA    5.25   1/01/28    1,101,740
                                                                               -----------
                                                                                14,530,098
                                                                               -----------
           Utilities--14.4%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A,
           AMBAC Insured+.......................... Aaa/AAA    5.50   12/01/10   1,050,760
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B.......  A3/A-     5.25   6/01/14    2,135,100
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series E,
           MBIA Insured+........................... Aaa/AAA    5.00   12/01/18   1,059,370
   850,000 Long Island Power Authority, New York
           Electric System Revenue, Series F,
           MBIA Insured+........................... Aaa/AAA    4.00   5/01/12      851,190

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Power Authority, Series A,
           FGIC Insured+............................. Aaa/AAA    5.00%  11/15/20 $  1,053,920
 1,500,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D.................................. Aaa/AAA    5.25   6/15/14     1,611,135
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E....................... Aa1/AA-    5.38   6/15/15     1,061,070
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA    7.00   6/15/12       150,386
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+     7.20   3/15/11         5,047
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA    5.25   6/15/17     1,055,500
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA    5.25   6/15/19       815,339
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C....... Aaa/AAA    5.25   6/15/12       112,561
 1,450,000 New York State Power Authority, Series A.. Aa2/AA-    5.25   11/15/16    1,536,202
 2,500,000 New York State Power Authority, Series A.. Aa2/AA-    5.00   11/15/17    2,605,150
 1,380,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA    4.00   6/01/14     1,377,654
                                                                                 ------------
                                                                                   16,480,384
                                                                                 ------------
           Total Municipal Bonds
           (Cost $112,541,273).......................                             112,945,145
                                                                                 ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2007 (Unaudited)

Number of                                                               Interest
 Shares                                                                   Rate        Value
---------                                                               --------   ------------
          Money Market Fund--0.2%
 263,642  BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)
          (Cost $263,642)..............................................   3.45%(b) $    263,642
                                                                                   ------------
          Total Investments
          (Cost $112,804,915)(c)--98.9%................................             113,208,787
          Other assets less liabilities--1.1%..........................               1,274,994
                                                                                   ------------
          Net Assets--100.0%...........................................            $114,483,781
                                                                                   ------------

AMBAC     American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM       Escrowed to maturity.
FGIC      Financial Guaranty Insurance Company.
FSA       Federal Security Association.
MBIA      Municipal Bond Investor Assurance.
MBIA-IBC  Municipal Bond Investor Assurance--Insured Bond Certificate.
NR        Not Rated.
SONYMA    State of New York Mortgage Authority.
*         Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2007.
(b)       Represents annualized 7 day yield at June 30, 2007.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $403,872 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,127,970 and aggregate gross unrealized depreciation of $724,098.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds--98.6%
           Education--15.8%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA    4.75%  6/01/16  $2,053,940
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, Series H,
           FSA Insured+................................... Aaa/AAA    5.00   11/01/14  1,336,343
 1,000,000 Indiana State Finance Authority Revenue
           (Collegiate Project)........................... Aa2/AA     5.00   5/01/15   1,055,160
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA    5.00   8/01/11   1,479,307
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility (Vanderbilt
           University).................................... Aa2/AA     5.00   10/01/19  2,903,563
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B...................................... Aa3/NR     5.00   3/01/14   1,483,926
   900,000 New Jersey State Education Facilities Authority
           Revenue (Rowan University), Series C,
           FGIC Insured+.................................. Aaa/AAA    5.25   7/01/13     948,933
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A........ Aaa/AAA    5.25   7/01/21   2,119,420
 2,000,000 Private Colleges & Universities Authority,
           Georgia Revenues, Emory University,
           Series A....................................... Aa2/AA     5.00   9/01/18   2,106,760
    90,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................... NR/AAA     5.38   8/15/19      94,208
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+....................... Aaa/AAA    5.50   10/01/14  1,070,400
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College)........................... Aaa/AA+    5.00   9/15/08   1,014,750
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College)........................... Aaa/AA+    5.25   9/15/09   1,030,200

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  280,000 Texas A & M University Revenue................ Aa1/AA+    5.00%  5/15/08  $   280,260
 1,450,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/11    1,522,486
   810,000 Texas A & M University Revenue, Series A...... Aa1/AA+    5.38   5/15/15      850,192
 2,000,000 Texas Technical University Revenue, Series 9,
           AMBAC Insured+................................ Aaa/AAA    5.00   2/15/12    2,081,060
 2,405,000 University of Maryland Systems, Auxiliary
           Facilities & Tuition Revenue, Series A........ Aa2/AA     5.00   4/01/17    2,503,557
 2,000,000 University of Missouri, Series A.............. Aa2/AA     5.00   11/01/12   2,097,440
 2,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B.......................... Aa2/AA-    5.00   7/01/28    2,052,800
 1,000,000 University of North Carolina, Series A........ Aa1/AA+    5.00   12/01/12   1,049,870
 1,665,000 University of Virginia, Series B.............. Aaa/AAA    5.00   6/01/18    1,735,213
                                                                                     -----------
                                                                                      32,869,788
                                                                                     -----------
           General Obligations--32.0%
 1,800,000 Anchorage, Alaska, Series A,
           MBIA Insured+................................. Aaa/AAA    5.50   6/01/20    1,919,484
 3,000,000 Austin, Texas................................. Aa1/AAA    5.00   9/01/17    3,115,020
 1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD Insured+.............................. NR/AAA     5.00   2/15/28    1,021,070
 5,000,000 California State Economic Recovery,
           Series A...................................... Aa3/AA+    5.00   7/01/15    5,282,500
 2,800,000 Charlotte, North Carolina, Series C........... Aaa/AAA    5.00   4/01/13    2,951,340
 5,000,000 Chicago, Illinois, Series A, FSA Insured+..... Aaa/AAA    5.00   1/01/14    5,257,599
 1,110,000 Chicago, Illinois, Series I,
           AMBAC Insured+................................ Aaa/AAA    5.00   12/01/17   1,175,113
 7,400,000 City of New York, XLCA Insured+............... Aaa/AAA    5.00   9/01/22    7,711,910
 1,475,000 Clark County, Nevada, FSA Insured+............ Aaa/AAA    4.50   6/01/18    1,495,090
 2,000,000 Connecticut State, Series E, FSA Insured+..... Aaa/AAA    5.50   11/15/13   2,145,780
 2,000,000 Durham County, North Carolina, Series B....... Aaa/AAA    5.00   4/01/15    2,083,780
 1,000,000 Garden State Preservation Trust, Series C,
           FSA Insured+.................................. Aaa/AAA    5.13   11/01/16   1,077,360

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
----------                                              -------- --------  -------- -----------
           Municipal Bonds (Continued)
$3,000,000 Houston, Texas, Independent School District,
           Series A, PSF-GTD Insured+.................. Aaa/AAA    5.00%   2/15/19  $ 3,133,199
 3,000,000 Illinois FIRST Series....................... Aa3/AA     5.25    10/01/15   3,167,520
 1,505,000 Katy, Texas, Independent School District,
           Series B, PSF-GTD Insured+.................. Aaa/AAA    4.10(a) 2/15/16    1,027,147
 1,575,000 Klein, Texas, Independent School District,
           PSF-GTD Insured+............................ Aaa/AAA    5.00    8/01/19    1,627,038
 3,785,000 Massachusetts State, Series D,
           MBIA Insured+............................... Aaa/AAA    5.50    10/01/20   4,219,707
 1,300,000 Ohio State Revenue, AMBAC Insured+.......... Aaa/AAA    5.00    10/01/11   1,353,950
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD Insured+............................ Aaa/AAA    5.00    2/15/18    3,125,460
 3,260,000 Royse City Independent School District,
           Texas, PSF-GTD Insured+..................... NR/AAA     4.16(a) 8/15/14    2,408,260
 1,455,000 Texas State Refunding Water Financial
           Assistance, Series A & C.................... Aa1/AA     5.00    8/01/09    1,472,315
 5,000,000 Washington State, Series C,
           AMBAC Insured+.............................. Aaa/AAA    5.00    1/01/17    5,306,800
 4,355,000 Will County Community School District No 161
           Summit Hill, Illinois, FGIC Insured+........ Aaa/NR     5.00    1/01/23    4,523,321
                                                                                    -----------
                                                                                     66,600,763
                                                                                    -----------
           Housing--11.4%
 1,740,000 California Statewide Community Development
           Authority Revenue........................... Aaa/AAA    5.25    7/01/15    1,853,187
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage, Class I-A-4................ Aaa/AAA    4.90    11/01/11   1,240,504
 1,145,000 Illinois Housing Development Authority,
           GNMA Insured+............................... NR/AAA     4.13    10/20/16   1,128,833
 3,000,000 Kentucky Housing Revenue Corp., Series B.... Aaa/AAA    4.80    7/01/20    2,954,400
   715,000 Maine State Housing Authority, Housing
           Mortgage Finance Program, Series C.......... Aa1/AA+    5.30    11/15/23     732,210
 3,000,000 Maine State Housing Authority, Series D2.... Aa1/AA+    4.75    11/15/21   2,938,650

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,000,000 Mississippi Home Corp., Single Family
           Mortgage Revenue, Series B-2,
           GNMA/FNMA/FHLMC Insured+................... Aaa/NR     4.38%  12/01/18 $ 2,909,310
   960,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+................................... NR/AAA     5.05   9/01/24      962,966
 1,165,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC
           Insured+................................... NR/AAA     5.25   9/01/22    1,175,473
 1,720,000 Nebraska Investment Finance Authority,
           Single Family Mortgage, Series A,
           GNMA/FNMA/FHLMC Insured+................... NR/AAA     4.70   9/01/21    1,676,467
 1,500,000 New York State Mortgage Agency,
           Series 101................................. Aa1/NR     5.00   10/01/18   1,518,225
 1,000,000 Pennsylvania Housing Finance Agency,
           Single Family Mortgage, Series 73B......... Aa2/AA+    5.00   4/01/16    1,021,620
 1,000,000 Puerto Rico Housing Finance Authority...... Aa3/AA     5.00   12/01/11   1,038,900
 1,950,000 Texas State Department of Housing and
           Community Affairs, Series A,
           GNMA/FNMA/MBIA Insured+.................... Aaa/AAA    5.45   9/01/23    1,983,170
   715,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+............................... Aaa/AAA    4.85   5/01/11      716,373
                                                                                  -----------
                                                                                   23,850,288
                                                                                  -----------
           Other--6.7%
 2,500,000 Dutchess County Industrial Development
           Agency, IBM Project, New York, VRDN........  A1/A+     5.45   12/01/29   2,577,575
 5,000,000 Florida Hurricane Catastrophe Fund......... Aa3/AA     5.00   7/01/11    5,177,750
 2,010,000 Fulton County Georgia Development
           Authority Revenue, Spelman College......... Aa3/NR     5.00   6/01/24    2,081,496
 1,000,000 Liberty, New York, Development Corp.
           Revenue, (Goldman Sachs Headquarters)...... Aa3/AA-    5.00   10/01/15   1,056,330

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+................................. Aa1/AA+    5.25%  8/01/13  $ 1,031,490
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A....................................... Aa2/AA+    5.00   2/01/22    1,037,010
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A....................................... Aa2/AA+    5.00   2/01/23    1,035,050
                                                                                      -----------
                                                                                       13,996,701
                                                                                      -----------
           Pre-Refunded/Escrowed Securities--13.0%
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM..................... Aaa/AAA    5.00   1/01/15    1,201,920
 1,975,000 Mansfield Texas, Independent School District
           PSF-GTD Insured+............................... Aaa/AAA    5.50   2/15/17    2,098,931
   115,000 Monroe County, New York,
           AMBAC Insured+................................. Aaa/AAA    6.00   6/01/11      116,052
   100,000 New Jersey State Education Facilities Authority
           Revenue (Rowan University) Series C,
           FGIC Insured+.................................. Aaa/AAA    5.25   7/01/13      105,628
    10,000 New Jersey State Turnpike Authority
           Revenue, ETM................................... Aaa/AAA    5.88   1/01/08       10,057
 2,950,000 New York, New York City Transitional
           Finance Authority Revenue (Future Tax),
           Series A....................................... Aa1/AAA    5.38   11/15/21   3,154,700
 1,050,000 New York, New York City Transitional
           Finance Authority Revenue...................... Aa1/AAA    5.38   11/15/21   1,109,819
 8,550,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM........... Aaa/BBB    5.00   1/01/17    9,044,788
 4,055,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM.......... Baa1/A-    5.50   1/01/13    4,293,029
 1,000,000 Omaha, Nebraska, Series A, ETM................. Aaa/AAA    6.50   12/01/16   1,184,260
 3,000,000 Portland, Oregon Sewer System Revenue,
           Series A, FGIC Insured+........................ Aaa/AAA    5.75   8/01/18    3,157,260

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
----------                                              -------- --------  -------- -----------
           Municipal Bonds (Continued)
$1,560,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................ NR/AAA     5.38%   8/15/19  $ 1,642,321
    45,000 Texas State Water Financial Assistance,
           Class A..................................... Aa1/AA     5.00    8/01/09       45,592
                                                                                    -----------
                                                                                     27,164,357
                                                                                    -----------
           Special Tax--1.4%
   100,000 New York State Local Government Assistance
           Corp., Series A, VRDN....................... Aa1/AA     3.73    4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C............................. Aa3/AAA    6.00    4/01/12    2,747,586
                                                                                    -----------
                                                                                      2,847,586
                                                                                    -----------
           State Appropriation--3.3%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+..................... Aaa/AAA    5.25    4/01/13    2,041,160
 1,000,000 New York Metropolitan Transportation
           Authority, Series N, FGIC Insured+.......... Aaa/AAA    3.75(a) 7/01/11      855,650
 3,800,000 New York State Dormitory Authority
           Revenue, Series B, VRDN..................... A1/AA-     5.25    11/15/23   3,991,254
                                                                                    -----------
                                                                                      6,888,064
                                                                                    -----------
           Transportation--7.7%
 2,270,000 Metropolitan Washington Airports Authority,
           Series A, FDIC Insured+..................... Aaa/AAA    5.75    10/01/14   2,430,898
 2,470,000 Metropolitan Washington Airports Authority,
           General Airport Revenue, Series B,
           MBIA Insured+............................... Aaa/AAA    5.25    10/01/12   2,529,872
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+....................... Aaa/AAA    5.25    10/01/17   2,214,786
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue........................... Aaa/AAA    5.50    6/15/22    3,601,489

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+........... Aaa/AAA    5.00%  1/01/19  $  1,038,310
 4,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, MBIA Insured+........... Aaa/AAA    5.50   1/01/25     4,151,360
                                                                                  ------------
                                                                                    15,966,715
                                                                                  ------------
           Utilities--7.3%
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A,
           FSA Insured+............................... Aaa/AAA    5.50   7/01/13     1,065,100
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B..........  A3/A-     5.25   12/01/12    4,231,841
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund................. Aaa/AAA    5.25   10/01/18    2,085,680
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+.................... Aaa/AAA    5.25   1/01/14       142,366
 2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D................................... Aaa/AAA    5.00   6/15/21     2,072,760
 2,000,000 New York State Power Authority, Series A... Aa2/AA-    5.00   11/15/19    2,083,060
 2,070,000 Omaha, Nebraska, Public Power District,
           Series A...................................  NR/AA     7.63   2/01/12     2,247,647
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA    5.00   10/01/11    1,361,870
                                                                                  ------------
                                                                                    15,290,324
                                                                                  ------------
           Total Municipal Bonds
           (Cost $206,315,469)........................                             205,474,586
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2007 (Unaudited)

Number of                                                               Interest
 Shares                                                                   Rate        Value
---------                                                               --------   ------------
          Tax-Exempt Money Market Fund--0.1%
 123,984  BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)
          (Cost $123,984)..............................................   3.43%(b) $    123,984
                                                                                   ------------
          Total Investments
          (Cost $206,439,453)(c)--98.7%................................             205,598,570
          Other assets less liabilities--1.3%..........................               2,670,525
                                                                                   ------------
          Net Assets--100.0%...........................................            $208,269,095
                                                                                   ------------

AMBAC  American Municipal Bond Assurance Corp.
ETM    Escrowed to maturity.
FGIC   Financial Guaranty Insurance Company.
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.
NR     Not Rated.
PSF-GTDPermanent School Fund Guarantee.
VRDN Variable Rate Demand Note, rate shown is in effect at July 30, 2007. Date represents ultimate maturity date.
XLCA   XL Capital Assurance.
*      Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2007.
(b)    Represents annualized 7 day yield at June 30, 2007.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $840,883 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,252,261 and aggregate gross unrealized depreciation of $2,093,144.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         June 30, 2007 (Unaudited)

                                                           % of
                                                          Total
                                              Value     Net Assets
                                           ------------ ----------
             Alaska....................... $  1,919,484     0.9%
             California...................    7,135,687     3.4
             Colorado.....................    3,294,444     1.6
             Connecticut..................    3,482,123     1.7
             District of Columbia.........    4,960,770     2.4
             Florida......................    5,177,750     2.5
             Georgia......................    4,188,256     2.0
             Illinois.....................   15,252,386     7.3
             Indiana......................    2,534,467     1.2
             Kentucky.....................    2,954,400     1.4
             Maine........................    3,670,860     1.8
             Maryland.....................    2,503,557     1.2
             Massachusetts................    4,219,707     2.0
             Michigan.....................    2,085,680     1.0
             Minnesota....................    1,483,926     0.7
             Mississippi..................    2,909,310     1.4
             Missouri.....................    3,060,406     1.5
             Nebraska.....................    8,479,013     4.1
             Nevada.......................    1,495,090     0.7
             New Hampshire................    2,214,786     1.1
             New Jersey...................   10,933,137     5.2
             New York.....................   38,518,832    18.5
             North Carolina...............   21,494,867    10.3
             Ohio.........................    1,477,934     0.7
             Oregon.......................    3,157,260     1.5
             Pennsylvania.................    3,066,570     1.5
             Puerto Rico..................    1,038,900     0.5
             Rhode Island.................    1,361,870     0.7
             Tennessee....................    2,903,563     1.4
             Texas........................   29,800,049    14.3
             Vermont......................      716,373     0.3
             Virginia.....................    1,735,213     0.8
             Washington...................    6,371,900     3.1
                                           ------------   -----
             Total value of investments...  205,598,570    98.7
             Other assets less liabilities    2,670,525     1.3
                                           ------------   -----
             Net Assets................... $208,269,095   100.0%
                                           ------------   -----

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date    Value
---------                                               --------- -------- -------- --------
          Municipal Bonds--97.9%
          Alabama--5.3%
$400,000  Montgomery Medical Clinic Board.............. Baa2/BBB-   5.25%  3/01/36  $399,380
                                                                                    --------
          Alaska--0.2%
  15,000  Alaska Housing Finance Corp., Series A-2.....  Aaa/AAA    5.75   6/01/24    15,262
                                                                                    --------
          Arkansas--0.2%
  15,000  Arkansas Development Finance Authority,
          Series B, GNMA/FNMA Insured+.................  NR/AAA     5.75   7/01/26    15,151
                                                                                    --------
          California--5.4%
 200,000  Golden State Tobacco Securitization Corp.,
          California Tobacco Settlement Revenue,
          Series A-1................................... Baa3/BBB    5.75   6/01/47   208,906
 200,000  Poway Unified School District, Community
          Facilities District 14-A.....................   NR/NR     5.25   9/01/36   201,578
                                                                                    --------
                                                                                     410,484
                                                                                    --------
          Connecticut--0.9%
  65,000  Eastern Connecticut Resource Recovery
          Authority, Solid Waste Revenue (Waste
          Management), Series A........................  NR/BBB     5.50   1/01/20    65,162
                                                                                    --------
          Florida--2.7%
 200,000  Miami, Florida, Health Facilities Authority,
          Health System Revenue Bonds (Health
          Catholic East), Series B.....................   A1/A      5.25   11/15/28  204,442
                                                                                    --------
          Georgia--0.5%
  25,000  Georgia State Housing & Finance Authority
          Revenue, (Single Family Mortgage),
          Series D-2...................................  Aa2/AAA    5.10   12/01/20   25,322
  10,000  Richmond County, Georgia, Development
          Authority Solid Waste Disposal (International
          Paper Co. Project)........................... Baa3/BBB    5.80   12/01/20   10,217
                                                                                    --------
                                                                                      35,539
                                                                                    --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P    Interest Maturity
 Amount                                               Ratings*    Rate     Date    Value
---------                                             --------- -------- -------- --------
          Municipal Bonds (Continued)
          Idaho--0.2%
$ 15,000  Idaho Housing & Finance Association (Single
          Family Housing), Series G-2................  Aaa/NR     5.35%  7/01/18  $ 15,133
                                                                                  --------
          Illinois--5.3%
 300,000  Illinois Finance Revenue Authority (Chicago
          Charter School Project)....................  NR/BBB     5.00   12/01/36  301,332
 100,000  Illinois Housing Development Authority,
          Series E-2.................................  Aa2/AA     5.60   8/01/32   102,130
                                                                                  --------
                                                                                   403,462
                                                                                  --------
          Iowa--2.7%
 200,000  Iowa Higher Education Loan Authority
          (Wartburg College).........................   NR/NR     5.25   10/01/30  203,286
                                                                                  --------
          Kansas--3.1%
 125,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-1, GNMA/FNMA
          Insured+...................................  Aaa/NR     5.75   12/01/37  133,141
  95,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-2, GNMA/FNMA
          Insured+...................................  Aaa/NR     5.75   12/01/37  101,211
                                                                                  --------
                                                                                   234,352
                                                                                  --------
          Louisiana--4.2%
  15,000  East Baton Rouge Mortgage Finance
          Authority, Series A, GNMA/FNMA
          Insured+...................................  Aaa/NR     5.70   10/01/33   15,091
 300,000  St. John The Baptist Parish, Louisiana
          Revenue, Marathon Oil Corp., Series A...... Baa1/BBB+   5.13   2/01/37   302,052
                                                                                  --------
                                                                                   317,143
                                                                                  --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&p    Interest Maturity
 Amount                                                 Ratings*    Rate     Date    Value
---------                                               --------- -------- -------- --------
          Municipal Bonds (Continued)
          Massachusetts--7.1%
$250,000  Massachusetts Health & Educational Facilities
          Authority (UMass Memorial)................... Baa2/BBB    5.00%  7/01/33  $246,420
 300,000  Massachusetts State Health & Educational
          Facilities Revenue Authority, (Milford
          Medical), Series E........................... Baa3/BBB-   5.00   7/15/32   294,528
                                                                                    --------
                                                                                     540,948
                                                                                    --------
          Mississippi--7.6%
 250,000  Lowndes County-Solid Waste Disposal
          (Weyerhaueser)............................... Baa2/BBB    6.80   4/01/22   295,103
 300,000  Mississippi Business Finance Commission...... Baa1/BBB+   4.55   12/01/28  285,927
                                                                                    --------
                                                                                     581,030
                                                                                    --------
          Missouri--2.0%
 130,000  Missouri Higher Education Loan Authority,
          Series B.....................................  Aaa/AAA    5.10   1/15/22   131,400
  20,000  Missouri Housing Development Commission,
          (Homeowner Loan Project), Series C-1,
          GNMA/FNMA Insured+...........................  NR/AAA     5.15   9/01/21    20,090
                                                                                    --------
                                                                                     151,490
                                                                                    --------
          Nebraska--1.4%
  60,000  Nebraska Investment Finance Authority,
          (Single Family Housing), Series D............  NR/AAA     5.25   9/01/21    60,369
  25,000  Nebraska Investment Finance Authority,
          (Single Family Housing Revenue), Series A,
          GNMA/FNMA Insured+...........................  NR/AAA     5.15   3/01/29    25,081
  20,000  Nebraska Investment Finance Authority,
          (Single Family Housing), Series A............  NR/AAA     5.65   9/01/29    20,192
                                                                                    --------
                                                                                     105,642
                                                                                    --------
          Nevada--2.6%
 200,000  Henderson Local Improvement District
          No. T-18.....................................   NR/NR     5.30   9/01/35   199,984
                                                                                    --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date    Value
---------                                              --------- -------- -------- --------
          Municipal Bonds (Continued)
          New Hampshire--2.6%
$200,000  New Hampshire Health & Educational
          Facilities Authority, (Catholic Medical
          Center)..................................... Baa1/BBB+   5.00%  7/01/36  $194,626
                                                                                   --------
          New Jersey--0.2%
  15,000  New Jersey Housing & Mortgage Finance
          Authority, MBIA Insured+....................  Aaa/AAA    5.85   4/01/29    15,243
                                                                                   --------
          New Mexico--3.3%
 250,000  Farmington Pollution Control Revenue (Public
          Service Co. of New Mexico).................. Baa2/BBB    4.88   4/01/33   243,893
  10,000  New Mexico Mortgage Finance Authority,
          (Single Family Mortgage), Series B-3,
          GNMA/FNMA Insured+..........................  NR/AAA     5.15   9/01/28    10,144
                                                                                   --------
                                                                                    254,037
                                                                                   --------
          New York--3.2%
 250,000  Seneca Nation Indians Capital Improvements
          Authority, Series A, 144A...................   NR/BB     5.00   12/01/23  247,450
                                                                                   --------
          North Carolina--0.3%
  20,000  North Carolina Housing Finance Agency,
          Series VV...................................  Aa2/AA     5.25   3/01/17    20,382
                                                                                   --------
          North Dakota--3.3%
 250,000  Ward County, North Dakota...................  NR/BBB+    5.13   7/01/29   250,625
                                                                                   --------
          Oklahoma--0.9%
  30,000  Oklahoma Housing Finance Agency,
          Series A-2, GNMA Insured+...................  Aaa/NR     5.35   3/01/27    30,468
  35,000  Oklahoma State Student Loan Authority,
          Series A1, MBIA Insured+....................  Aaa/AAA    5.30   12/01/32   35,680
                                                                                   --------
                                                                                     66,148
                                                                                   --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                         Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                  Ratings*    Rate     Date    Value
---------                                                --------- -------- -------- --------
          Municipal Bonds (Continued)
          Oregon--0.4%
$ 30,000  Oregon State Housing and Community
          Services Department, (Single Family Mortgage),
          Series H......................................  Aa2/NR     5.65%  7/01/28  $ 30,298
                                                                                     --------
          Pennsylvania--2.0%
 150,000  Monroe County, Pennsylvania, Hospital
          Authority, Pocono Medical Center..............  NR/BBB+    5.13   1/01/37   149,660
                                                                                     --------
          Puerto Rico--2.6%
 200,000  Puerto Rico Industrial Tourist Educational
          Medical & Environmental Control Facilities
          Financing Authority (Ana Mendez
          University)...................................  NR/BBB-    5.00   3/01/36   200,266
                                                                                     --------
          Rhode Island--0.2%
  15,000  Rhode Island Housing & Mortgage Finance
          Corp., Series B-1B, FSA Insured+..............  Aaa/AAA    5.15   10/01/22   15,069
                                                                                     --------
          South Carolina--2.6%
 170,000  Tobacco Settlement Revenue Management
          Authority, Series B........................... Baa3/BBB    6.38   5/15/30   196,455
                                                                                     --------
          Tennessee--7.3%
 200,000  Johnson City Health & Educational Facilities
          (Mountain States)............................. Baa1/BBB+   5.50   7/01/36   206,740
 250,000  Sullivan County Health Educational & Housing
          Facilities Board..............................  NR/BBB+    5.25   9/01/36   253,800
  35,000  Tennessee Housing Development Agency
          (Home Ownership Program)......................  Aa2/AA     5.00   7/01/17    35,229
  20,000  Tennessee Housing Development Agency,
          (Home Ownership Program), Series 1A...........  Aa2/AA     5.10   1/01/33    20,026
  40,000  Tennessee Housing Development Agency,
          (Home Ownership Program), Series 3A...........  Aa2/AA     5.20   7/01/22    40,287
                                                                                     --------
                                                                                      556,082
                                                                                     --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date    Value
---------                                             -------- -------- -------- --------
          Municipal Bonds (Continued)
          Texas--5.7%
$225,000  Gulf Coast Waste Disposal Authority
          (International Paper), Series A............ Baa3/BBB   6.10%  8/01/24  $237,123
 200,000  Gulf Coast Waste Disposal Authority (Waster
          Management), Series A......................  NR/BBB    5.20   5/01/28   199,884
                                                                                 --------
                                                                                  437,007
                                                                                 --------
          Utah--0.2%
  15,000  Utah Housing Corp., (Single Family Mortgage
          Revenue), Series C-2, Class II,
          FHA Insured+...............................  Aa2/AA    5.25   7/01/23    15,249
                                                                                 --------
          Vermont--3.7%
 300,000  Vermont Educational & Health Buildings
          Revenue Agency Revenue, (Fletcher Allen
          Hospital), Series A........................ Baa1/BBB   4.75   12/01/36  284,079
                                                                                 --------
          Virginia--4.3%
 300,000  Albemarle County, Virginia, Industrial
          Development Authority Hospital Revenue,
          (Martha Jefferson Hospital)................  A2/NR     5.25   10/01/35  304,929
  20,000  Virginia State Housing Development
          Authority, Series B, MBIA Insured+......... Aaa/AAA    5.60   3/01/25    20,375
                                                                                 --------
                                                                                  325,304
                                                                                 --------
          Washington--1.0%
  40,000  Tobacco Settlement of Washington
          Authority.................................. Baa3/BBB   6.63   6/01/32    44,156
  35,000  Washington State Housing Finance
          Commission, Series 1A, GNMA/FNMA
          Insured+...................................  Aaa/NR    5.25   12/01/18   35,490
                                                                                 --------
                                                                                   79,646
                                                                                 --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2007 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date      Value
---------                                               -------- --------  -------- ----------
          Municipal Bonds (Continued)
          Wisconsin--2.7%
$200,000  Wisconsin Health & Educational Facilities
          Authority, (Marsh Field Clinic), Series A.... NR/BBB+    5.38%   2/15/34  $  205,826
                                                                                    ----------
          Total Municipal Bonds
          (Cost $7,519,824)............................                              7,441,342
                                                                                    ----------
Number of
 Shares
---------
          Tax-Exempt Money Market Fund--2.9%
 222,977  BNY Hamilton New York Tax-Exempt
          Money Fund (Hamilton Shares)
          (Cost $222,977)..............................            3.45(a)             222,977
                                                                                    ----------
          Total Investments
          (Cost $7,742,801)(b)--100.8%.................                              7,664,319
          Liabilities in excess of other assets--(0.8%)                                (65,213)
                                                                                    ----------
          Net Assets--100.0%...........................                             $7,599,106
                                                                                    ----------

FHA  Federal Housing Administration.
FNMA Federal National Mortgage Association.
FSA  Financial Security Assurance.
GNMA Government National Mortgage Association.
MBIA Municipal Bond Investor Assurance.
NR   Not Rated.
*    Unaudited
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)  Represents annualized 7 day yield at June 30, 2007.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $78,482 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $23,344 and aggregate gross unrealized depreciation of $101,826.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Principal
 Amount                              Value
----------                         ----------
           United States Government
           Agencies & Obligations--37.1%
           Federal Home Loan Mortgage Corp.--3.4%
$1,200,000 5.75%, 4/15/08(a)...... $1,203,638
   625,000 5.13%, 7/15/12(a)......    621,468
   825,000 5.00%, 2/16/17(a)......    796,670
   350,000 6.25%, 7/15/32.........    379,429
                                   ----------
                                    3,001,205
                                   ----------
           Federal National Mortgage
           Association--6.7%
 2,375,000 3.25%, 2/15/09.........  2,302,747
   100,000 7.25%, 1/15/10.........    104,809
 1,025,000 3.88%, 2/15/10(a)......    992,822
   450,000 6.00%, 5/15/11(a)......    461,842
 1,075,000 4.38%, 3/15/13(a)......  1,024,216
   650,000 5.13%, 1/02/14(a)......    635,088
   200,000 5.00%, 4/15/15(a)......    195,153
   300,000 6.25%, 5/15/29.........    324,439
                                   ----------
                                    6,041,116
                                   ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38.........    177,869
                                   ----------
           United States Treasury Bonds--3.6%
   725,000 4.63%, 2/15/17.........    702,118
   275,000 7.88%, 2/15/21(a)......    346,049
   900,000 7.63%, 2/15/25(a)......  1,146,094
   875,000 5.38%, 2/15/31(a)......    898,516
   150,000 4.50%, 2/15/36(a)......    135,820
                                   ----------
                                    3,228,597
                                   ----------
           United States Treasury Notes--23.2%
 4,750,000 5.63%, 5/15/08(a)......  4,773,750
 3,325,000 4.75%, 11/15/08(a).....  3,314,350
   375,000 6.00%, 8/15/09(a)......    383,115

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$5,675,000 5.75%, 8/15/10(a)....... $ 5,814,213
 1,450,000 5.00%, 8/15/11(a).......   1,456,344
   500,000 4.00%, 2/15/15(a).......     468,203
 1,450,000 4.25%, 8/15/15(a).......   1,375,801
 1,025,000 4.50%, 2/15/16(a).......     987,924
 2,175,000 5.13%, 5/15/16(a).......   2,187,234
                                    -----------
                                     20,760,934
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $33,671,249)......  33,209,721
                                    -----------
           Mortgage-Backed
           Securities--35.2%
           Federal Home Loan Mortgage Corp.--23.3%
       157 Gold Pool #E00162
           7.00%, 10/01/07.........         158
     1,942 Gold Pool #E20195
           7.50%, 9/01/10..........       1,986
       233 Gold Pool #G10573.......
           7.50%, 9/01/11..........         239
     5,308 Gold Pool #G10764
           7.00%, 10/01/11.........       5,450
     9,288 Gold Pool #G10764
           6.50%, 12/01/12.........       9,500
    20,808 Gold Pool #E68391
           7.00%, 12/01/12.........      21,444
    14,136 Gold Pool #C90017
           6.50%, 4/01/13..........      14,446
    76,403 Gold Pool #E00635
           6.50%, 3/01/14..........      78,148

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$   37,852 Gold Pool #E00720
           6.00%, 7/01/14.... $   38,066
     4,293 Pool #275438
           7.50%, 8/01/16....      4,446
    23,257 Pool #170215
           8.00%, 2/01/17....     24,306
    17,888 Gold Pool #C90188
           7.00%, 10/01/17...     18,558
     2,415 Pool #555217
           8.50%, 10/01/18...      2,553
         1 Gold Pool # B11591
           5.00%, 1/01/19....          1
    57,776 Gold Pool #D93193
           6.50%, 3/01/19....     59,264
 1,077,679 Gold Pool #G12088
           4.50%, 5/01/19....  1,027,202
 1,261,941 Gold Pool #G12089
           5.00%, 11/01/19...  1,224,228
   477,222 Gold Pool #B19238
           4.50%, 5/01/20....    453,143
     7,730 Gold Pool #C90349
           8.00%, 7/01/20....      8,149
   214,244 Gold pool #G12091
           5.50%, 10/01/20...    211,180
 1,275,230 Gold Pool #G18171
           5.00%, 3/01/22....  1,232,411
   392,616 Gold Pool #C90562
           6.00%, 7/01/22....    394,668
    42,199 Gold Pool #D51845
           5.50%, 4/01/24....     41,067
     4,546 Gold Pool #C80166
           7.50%, 4/01/24....      4,756

Principal
 Amount                       Value
----------                   --------
           Mortgage-Backed Securities
           (Continued)
$   35,648 Gold Pool #D54110
           7.50%, 6/01/24... $ 37,294
    21,544 Gold Pool #G00331
           7.00%, 12/01/24..   22,251
    12,332 Gold Pool #C00453
           6.50%, 4/01/26...   12,556
     6,221 Gold Pool #D76456
           7.50%, 12/01/26..    6,511
     4,240 Gold Pool #G00752
           7.50%, 8/01/27...    4,437
    84,938 Gold Pool #C20273
           6.00%, 6/01/28...   84,654
     4,434 Gold Pool #C00664
           7.50%, 9/01/28...    4,639
    12,045 Gold Pool #C00658
           6.50%, 10/01/28..   12,305
    29,023 Gold Pool #C19286
           6.00%, 12/01/28..   28,975
     7,255 Gold Pool #C20338
           6.00%, 1/01/29...    7,243
   158,946 Gold Pool #G01169
           5.50%, 1/01/30...  154,175
    14,601 Gold Pool #C01024
           7.50%, 7/01/30...   15,241
    61,736 Gold Pool #C61574
           5.50%, 12/01/31..   59,824
    84,308 Gold Pool #C62800
           6.00%, 1/01/32...   84,109
   766,578 Gold Pool #C69955
           6.50%, 8/01/32...  780,728
   337,270 Gold Pool #C70842
           6.00%, 9/01/32...  336,253

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$  121,479 Pool# 789922
           5.49%, 10/01/32.. $  121,765
   282,425 Gold Pool #C76042
           6.00%, 1/01/33...    281,573
   232,216 Gold Pool #G01564
           6.00%, 4/01/33...    231,667
   279,889 Pool # 847154
           4.80%, 5/01/33...    277,254
 3,993,868 Gold Pool #A15088
           5.50%, 10/01/33..  3,870,442
    53,099 Pool #781884
           5.14%, 8/01/34...     51,911
   114,638 Gold Pool #G08006
           6.00%, 8/01/34...    113,973
    78,354 Pool #1B2692
           4.46%, 12/01/34..     77,182
   307,567 Gold Pool #G01740
           5.50%, 12/01/34..    297,766
    31,474 Pool #782548
           4.99%, 6/01/35...     31,169
 2,404,359 Gold Pool #G08061
           5.50%, 6/01/35...  2,324,367
 5,932,139 Gold Pool #A47040
           5.00%, 9/01/35...  5,575,098
   207,290 Gold Pool #A37615
           5.50%, 9/01/35...    200,394
    79,376 Gold Pool #G08088
           6.50%, 10/01/35..     80,304
    59,002 Pool #972200
           5.48%, 3/01/36...     58,975
   586,312 Gold Pool #G02109
           6.00%, 3/01/36...    581,954

Principal
 Amount                       Value
----------                 -----------
           Mortgage-Backed Securities
           (Continued)
$   99,587 Pool #1L1415
           5.88%, 6/01/36. $    98,867
    73,986 Pool #781884
           4.71%, 6/01/34.      71,487
                           -----------
                            20,872,712
                           -----------
           Federal National Mortgage
           Association--9.0%
    10,973 Pool #303851
           7.00%, 4/01/11.      11,208
     3,813 Pool #313895
           6.50%, 12/01/12       3,902
     4,821 Pool #50820
           8.00%, 2/01/13.       5,005
    65,269 Pool #449294
           5.50%, 2/01/14.      64,743
    73,971 Pool #190663
           7.00%, 3/01/14.      76,884
    41,500 Pool #598032
           6.00%, 8/01/14.      41,776
       216 Pool #527268
           7.00%, 11/01/14         223
    72,109 Pool #535633
           5.50%, 12/01/14      71,623
    45,155 Pool #535377
           8.00%, 6/01/15.      47,188
    36,860 Pool #553721
           8.50%, 9/01/15.      39,048
     2,268 Pool #350055
           8.00%, 4/01/16.       2,291
    32,394 Pool #6222
           9.00%, 4/01/16.      33,527

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$    7,358 Pool #408241
           6.00%, 2/01/18.. $  7,394
    87,042 Pool #713562
           5.00%, 4/01/18..   85,998
   133,322 Pool #254802
           4.50%, 7/01/18..  127,034
   267,365 Pool #254044
           6.50%, 10/01/21.  273,698
   123,131 Pool #254232
           6.50%, 3/01/22..  125,835
    22,354 Pool #50544
           8.00%, 3/01/22..   23,564
     7,849 Pool #50774
           7.00%, 8/01/23..    8,127
    11,801 Pool #406605
           6.00%, 5/01/24..   11,734
    14,962 Pool #326556
           6.50%, 10/01/25.   15,218
    59,354 Pool #335054
           6.00%, 1/01/26..   59,249
     4,897 Pool #313275
           7.50%, 4/01/26..    5,127
    32,941 Pool #545646
           7.00%, 9/01/26..   34,118
     4,848 Pool #421027
           7.50%, 11/01/26.    5,072
    17,668 Pool #251498
           6.50%, 2/01/28..   18,023
    39,286 Pool #494507
           5.00%, 11/01/28.   37,016
    17,509 Pool #252211
           6.00%, 1/01/29..   17,452

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$   12,089 Pool #252333
           6.00%, 1/01/29.. $ 12,072
     9,919 Pool #323824
           8.00%, 5/01/29..   10,492
     1,902 Pool #253395
           8.50%, 7/01/30..    2,042
     2,338 Pool #190312
           6.50%, 4/01/31..    2,383
     3,192 Pool #589646
           6.50%, 6/01/31..    3,254
   244,064 Pool #618250
           6.00%, 1/01/32..  243,092
   107,701 Pool #661452
           6.50%, 7/01/32..  109,977
   122,753 Pool #703726
           5.00%, 2/01/33..  115,661
   478,495 Pool #789291
           4.50%, 5/01/33..  438,024
   152,264 Pool #695403
           5.00%, 6/01/33..  143,340
   200,434 Pool #720021
           5.50%, 8/01/33..  194,199
   108,601 Pool #746299
           4.12%, 9/01/33..  105,710
   160,482 Pool #741897
           5.00%, 10/01/33.  151,169
    73,331 Pool #756744
           5.00%, 12/01/33.   69,076
    89,847 Pool #757503
           5.50%, 2/01/34..   86,988
   356,423 Pool #725314
           5.00%, 4/01/34..  335,738

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed Securities
           (Continued)
$  500,000 Pool TBA
           6.00%, 4/14/34. $  494,531
   441,511 Pool #725762
           6.00%, 8/01/34.    438,922
   269,525 Pool #725773
           5.50%, 9/01/34.    260,950
    80,032 Pool #725866
           4.50%, 9/01/34.     72,909
   329,413 Pool #255412
           6.00%, 10/01/34    326,997
    50,168 Pool #803594
           4.81%, 10/01/34     49,706
 1,529,750 Pool #735224
           5.50%, 2/01/35.  1,482,163
   216,022 Pool # 798084
           6.00%, 2/01/35.    214,438
   217,424 Pool #827804
           6.00%, 3/01/35.    216,558
   309,746 Pool #735503
           6.00%, 4/01/35.    307,930
   164,198 Pool #828451
           5.22%, 6/01/35.    160,580
   235,077 Pool #837926
           4.85%, 8/01/35.    233,124
   100,738 Pool #848368
           5.06%, 12/01/35    100,670
   150,524 Pool #903165
           5.90%, 11/01/36    151,313
   208,290 Pool #907896
           5.80%, 12/01/36    210,015
                           ----------
                            7,996,100
                           ----------

Principal
 Amount                        Value
----------                    --------
           Mortgage-Backed Securities
           (Continued)
           Government National Mortgage
           Association--2.9%
$    3,979 Pool #359959
           6.50%, 12/15/08... $  4,002
    66,311 Pool #421769
           7.50%, 9/15/11....   68,283
    23,913 Pool #490725
           6.00%, 10/15/13...   24,132
    13,121 Pool #469940
           6.00%, 1/15/14....   13,201
     2,341 Pool #434573
           7.50%, 10/15/14...    2,432
    61,620 Pool #569502
           5.00%, 1/15/17....   59,866
    26,616 Pool #569626
           6.00%, 2/15/17....   26,773
    12,935 Pool #203737
           8.00%, 2/15/17....   13,609
   258,181 Pool #591765
           5.00%, 10/15/17...  250,835
   374,056 Pool #596648
           5.00%, 10/15/17...  363,414
    78,940 Pool #604957
           4.50%, 1/15/19....   75,269
    88,217 Pool #582985
           4.50%, 6/15/19....   84,115
   474,249 Pool #649466
           5.50%, 9/15/20....  468,279
    39,781 Pool #780021
           7.50%, 12/15/23...   41,633
     2,522 Pool #2038
           8.50%, 7/20/25....    2,712

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                             Value
----------                       -----------
           Mortgage-Backed Securities
           (Continued)
$   17,041 Pool #430097
           8.25%, 10/15/26...... $    18,196
     8,389 Pool #780585
           8.25%, 6/15/27.......       8,953
     2,845 Pool #412334
           7.00%, 10/15/27......       2,967
     3,680 Pool #2547
           6.50%, 2/20/28.......       3,761
     3,215 Pool #482878
           7.00%, 12/15/28......       3,351
    83,613 Pool #780958
           6.00%, 1/15/29.......      83,485
    44,625 Pool #487634
           6.50%, 8/15/29.......      45,592
     1,435 Pool #516531
           8.00%, 5/15/30.......       1,524
    10,095 Pool #471763
           6.50%, 5/15/31.......      10,306
     8,857 Pool #551101
           6.00%, 11/15/31......       8,840
   330,054 Pool #622630
           5.50%, 11/15/33......     320,982
   202,018 Pool #628058
           5.50%, 12/15/33......     196,466
    60,263 Pool #3662
           3.50%, 5/20/34.......      51,280
   371,343 Pool #640904
           5.00%, 4/15/35.......     351,659
                                 -----------
                                   2,605,917
                                 -----------
           Total Mortgage-Backed
           Securities
           (Cost $32,303,049)...  31,474,729
                                 -----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds--19.0%
           Aerospace/Defense--0.4%
$  125,000 General Dynamics Corp.
           4.25%, 5/15/13............. $  117,061
    75,000 Lockheed Martin Corp.
           6.15%, 9/01/36.............     74,791
   125,000 Raytheon Co.
           4.85%, 1/15/11.............    121,928
    50,000 United Technologies Corp.
           6.70%, 8/01/28.............     53,405
                                       ----------
                                          367,185
                                       ----------
           Auto Manufacturers--0.3%
   225,000 DaimlerChrysler NA
           Holding Corp.
           6.50%, 11/15/13............    232,379
                                       ----------
           Banks--1.5%
   225,000 Bank of America Corp.
           5.38%, 6/15/14.............    221,502
   100,000 BB&T Corp.
           5.25%, 11/01/19............     93,162
   200,000 Fifth Third Bank
           4.20%, 2/23/10.............    194,496
   200,000 Mercantile Bankshares Corp.
           4.63%, 4/15/13.............    191,673
   150,000 Royal Bank of Scotland
           Group PLC (Great Britain)
           5.00%, 10/01/14............    143,481
   225,000 U.S. Bank NA
           4.95%, 10/30/14............    214,863
   200,000 Wachovia Corp.
           5.25%, 8/01/14.............    194,277
   100,000 Wells Fargo Bank NA
           5.75%, 5/16/16.............     99,827
                                       ----------
                                        1,353,281
                                       ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                              --------
           Corporate Bonds (Continued)
           Beverages--0.3%
$  175,000 Coco Cola Enterprises, Inc.
           8.00%, 9/15/22.............. $205,201
    75,000 Diageo Finance BV
           (Netherlands)
           5.30%, 10/28/15.............   71,959
                                        --------
                                         277,160
                                        --------
           Chemicals--0.4%
   325,000 Du Pont (E.I.) de
           Nemours & Co.
           6.88%, 10/15/09.............  335,700
                                        --------
           Computers--0.4%
   100,000 IBM Corp.
           4.38%, 6/01/09..............   98,431
   200,000 IBM Corp.
           7.00%, 10/30/25.............  221,078
                                        --------
                                         319,509
                                        --------
           Diversified Financial Services--4.0%
    45,000 AEP Texas Central Transition
           Funding LLC
           5.31%, 7/01/20..............   42,839
   200,000 Capital One Bank
           5.13%, 2/15/14..............  191,972
   250,000 CIT Group Holdings, Inc.
           5.40%, 1/30/16..............  235,772
   325,000 Citigroup, Inc.
           6.00%, 2/21/12..............  331,061
   200,000 Countrywide Home
           Loans, Inc.
           4.13%, 9/15/09..............  193,985
   200,000 Credit Suisse USA, Inc.
           5.38%, 3/02/16..............  194,429

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$  275,000 General Electric Capital Corp.
           6.75%, 3/15/32................ $  298,366
   225,000 Goldman Sachs Group, Inc.
           6.60%, 1/15/12................    232,992
   275,000 HSBC Finance Corp.
           5.50%, 1/19/16................    265,011
   250,000 International Lease
           Finance Corp.
           4.75%, 1/13/12................    240,571
   250,000 JPMorgan Chase & Co.
           5.15%, 10/01/15...............    237,724
   200,000 Lehman Brothers
           Holdings, Inc.
           6.63%, 1/18/12................    207,450
   200,000 Merrill Lynch & Co.
           5.77%, 7/25/11(a).............    201,897
   165,000 Merrill Lynch & Co., Series B
           3.70%, 4/21/08................    162,662
   175,000 Morgan Stanley
           5.75%, 10/18/16...............    170,959
   100,000 SLM Corp.
           5.00%, 10/01/13...............     85,321
   100,000 The Bear Stearns Cos., Inc.
           5.30%, 10/30/15...............     94,768
   225,000 Toyota Motor Credit Corp.
           5.50%, 12/15/08...............    225,062
                                          ----------
                                           3,612,841
                                          ----------
           Electric--1.3%
   175,000 ConEdison Co., Inc.
           5.30%, 3/01/35................    154,004
   175,000 Constellation Energy
           Group, Inc.
           7.00%, 4/01/12................    183,350

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  175,000 Dominion Resources, Inc.
           5.15%, 7/15/15............... $  166,216
    75,000 Duke Energy Carolinas LLC
           6.25%, 1/15/12...............     76,985
   100,000 Exelon Corp.
           4.90%, 6/15/15...............     92,026
   150,000 Florida Power & Light Co.
           5.65%, 2/01/35...............    140,791
   100,000 NiSource Finance Corp.
           7.88%, 11/15/10..............    106,478
   275,000 Ontario Electricity Financial
           Corp. (Canada)
           6.10%, 1/30/08...............    276,283
                                         ----------
                                          1,196,133
                                         ----------
           Food--0.5%
   225,000 Kraft Foods, Inc.
           6.25%, 6/01/12...............    228,679
   125,000 Safeway, Inc.
           4.95%, 8/16/10...............    122,899
   100,000 The Kroger Co.
           7.50%, 4/01/31...............    105,016
                                         ----------
                                            456,594
                                         ----------
           Holding Companies--Diversified--0.3%
   250,000 NiSource Capital
           Markets, Inc.
           7.99%, 4/01/22...............    275,714
                                         ----------
           Insurance--1.3%
   325,000 Aegon NV (Netherlands)
           4.75%, 6/01/13...............    309,767
   125,000 Allstate Corp.
           5.00%, 8/15/14...............    119,540

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$   75,000 American International
           Group, Inc.
           6.25%, 3/15/37............. $   70,914
    75,000 Marsh & McLennan
           Cos., Inc.
           5.88%, 8/01/33.............     63,145
   175,000 MetLife, Inc.
           5.00%, 11/24/13............    168,250
   250,000 Prudential Financial, Inc.
           5.10%, 9/20/14.............    239,528
   200,000 Travelers Property
           Casualty Corp.
           5.00%, 3/15/13.............    192,623
                                       ----------
                                        1,163,767
                                       ----------
           Machinery--Construction & Mining--0.2%
   125,000 Caterpillar, Inc.
           7.30%, 5/01/31.............    141,474
                                       ----------
           Machinery--Diversified--0.2%
   150,000 Deere & Co.
           6.95%, 4/25/14.............    160,793
                                       ----------
           Media--1.2%
   300,000 Comcast Cable
           Communications LLC
           7.13%, 6/15/13.............    317,957
   275,000 Cox Communications, Inc.
           7.13%, 10/01/12............    290,530
   100,000 News America Holdings, Inc.
           7.75%, 12/01/45............    109,678
   250,000 Time Warner, Inc.
           6.88%, 5/01/12.............    260,817
   100,000 Walt Disney Co.
           6.38%, 3/01/12.............    103,583
                                       ----------
                                        1,082,565
                                       ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Mining--0.4%
$  250,000 Alcoa, Inc.
           6.00%, 1/15/12............... $  250,582
   150,000 BHP Billiton Finance
           (Australia)
           4.80%, 4/15/13...............    143,196
                                         ----------
                                            393,778
                                         ----------
           Miscellaneous Manufacturing--0.2%
   175,000 Honeywell International, Inc.
           6.13%, 11/01/11..............    179,073
                                         ----------
           Oil & Gas--1.5%
   125,000 Conoco, Inc.
           6.95%, 4/15/29...............    136,420
   125,000 Devon Financing Corp.
           7.88%, 9/30/31...............    144,795
   175,000 Exxon Mobil Corp.
           8.63%, 8/15/21...............    222,666
    50,000 Hess Corp.
           7.88%, 10/01/29..............     56,359
   125,000 Nexen, Inc. (Canada)
           5.88%, 3/10/35...............    112,178
    95,000 Noble Energy, Inc.
           8.00%, 4/01/27...............    108,171
   150,000 Norsk Hydro ASA (Norway)
           7.75%, 6/15/23...............    176,134
   300,000 Pemex Project Funding
           Master Trust
           7.88%, 2/01/09...............    309,450
   100,000 Valero Energy Corp.
           7.50%, 4/15/32...............    109,207
                                         ----------
                                          1,375,380
                                         ----------

Principal
 Amount                                 Value
----------                             --------
           Corporate Bonds (Continued)
           Pharmaceuticals--0.1%
$  125,000 Wyeth 5.50%, 3/15/13....... $123,693
                                       --------
           Pipelines--0.2%
   140,000 Texas Eastern
           Transmission LP
           7.30%, 12/01/10............  147,265
                                       --------
           REITS--0.2%
   150,000 Simon Property Group LP
           5.25%, 12/01/16............  142,822
                                       --------
           Retail--1.1%
   100,000 CVS Caremark Corp.
           5.75%, 6/01/17.............   96,482
   100,000 Home Depot, Inc.
           5.40%, 3/01/16.............   93,739
   275,000 Macys Retail Holdings, Inc.
           7.00%, 2/15/28.............  266,247
   100,000 Target Corp.
           5.88%, 3/01/12.............  101,590
   100,000 Target Corp.
           7.00%, 7/15/31.............  108,993
   150,000 Wal-Mart Stores, Inc.
           6.88%, 8/10/09.............  154,690
   150,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35.............  131,122
                                       --------
                                        952,863
                                       --------
           Savings & Loans--0.1%
    75,000 Washington Mutual Bank
           5.13%, 1/15/15.............   70,711
                                       --------
           Telecommunications--2.5%
   150,000 AT&T, Inc.
           5.10%, 9/15/14.............  143,076

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                  Value
----------                              --------
           Corporate Bonds (Continued)
$  225,000 AT&T Wireless Services, Inc.
           7.88%, 3/01/11.............. $241,915
   100,000 BellSouth Corp.
           6.55%, 6/15/34..............   99,832
   175,000 British Telecom PLC
           (Great Britain)
           9.13%, 12/15/30(b)..........  229,037
   215,000 Deutsche Telekom
           International Finance BV
           (Netherlands)
           8.00%, 6/15/10(c)...........  229,160
   100,000 GTE Corp.
           6.94%, 4/15/28..............  102,850
   250,000 Koninklijke KPN NV
           (Netherlands)
           8.00%, 10/01/10.............  267,569
   175,000 Sprint Capital Corp.
           6.13%, 11/15/08.............  175,991
   125,000 Sprint Capital Corp.
           8.75%, 3/15/32..............  140,391
   100,000 Telecom Italia Capital SA
           (Luxembourg)
           5.25%, 10/01/15.............   92,987
    75,000 Telefonica Emisiones
           SAU (Spain)
           7.05%, 6/20/36..............   77,668
   175,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30.............  196,029
    55,000 Vodafone Group PLC
           (Great Britain)
           5.63%, 2/27/17..............   52,591

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  125,000 Vodafone Group PLC
           (Great Britain)
           7.88%, 2/15/30............. $   139,875
                                       -----------
                                         2,188,971
                                       -----------
           Transportation--0.4%
   100,000 Burlington Northern Santa
           Fe Corp.
           7.95%, 8/15/30.............     116,676
   150,000 Norfolk Southern Corp.
           7.05%, 5/01/37.............     158,469
   125,000 Union Pacific Corp.
           6.63%, 2/01/29.............     126,325
                                       -----------
                                           401,470
                                       -----------
           Total Corporate Bonds
           (Cost $17,256,860).........  16,951,121
                                       -----------
           Commercial Mortgage-Backed
           Securities--5.6%
    40,381 Asset Securitization Corp.,
           Series 1995-D1, Class A2
           7.59%, 7/11/27.............      41,818
     2,518 Asset Securitization Corp.,
           Series 1995-MD4, Class A1
           7.10%, 8/13/29.............       2,522
   230,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2001-TOP2, Class A2
           6.48%, 2/15/35.............     236,298
   150,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36............     154,580

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                Value
----------                            --------
           Commercial Mortgage-Backed
           Securities (Continued)
$  400,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............ $381,438
   350,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T12, Class A4
           4.68%, 8/13/39............  331,801
   225,000 Citigroup Commercial
           Mortgage Trust,
           Series 2006-C4, Class A3
           5.91%, 3/15/49............  224,071
   700,000 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A4
           5.40%, 7/15/44............  677,827
   350,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2000-C1, Class A2
           7.55%, 4/15/62............  364,222
   375,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2001-CK3, Class A4
           6.53%, 6/15/34............  386,087
   300,192 DLJ Commercial Mortgage
           Corp., Series 2000-CKP1,
           Class A1B
           7.18%, 11/10/33...........  312,429
   400,000 GE Capital Commercial
           Mortgage Corp.,
           Series 2002-1A, Class A3
           6.27%, 12/10/35...........  409,871

Principal
 Amount                                   Value
----------                              ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$  150,000 JP Morgan Chase
           Commercial Mortgage
           Securities Corp.,
           Series 2004-LN2, Class A2
           5.12%, 7/15/41.............. $  144,134
   700,000 LB-UBS Commercial
           Mortgage Trust
           Series 2004-C7, Class A6
           4.79%, 10/15/29.............    661,044
   475,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2003-C3, Class A4
           4.17%, 5/15/32..............    439,548
   100,000 Morgan Stanley Dean Witter
           Capital I, Series 2001-TOP1,
           Class A4
           6.66%, 2/15/33..............    103,103
   150,000 Wachovia Bank Commercial
           Mortgage Trust,
           Series 2006-CZ8, Class A3
           5.68%, 10/15/48.............    147,767
                                        ----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $5,219,471)...........  5,018,560
                                        ----------
           Foreign Government
           Agencies & Obligations--2.3%
   100,000 British Columbia Province
           (Canada)
           5.38%, 10/29/08.............    100,288

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Foreign Government Agencies
           & Obligations (Continued)
$  625,000 Mexico Government
           International Bond (Mexico)
           5.63%, 1/15/17............... $  611,875
   125,000 Quebec Province (Canada)
           5.13%, 11/14/16..............    121,287
   175,000 Quebec Province (Canada)
           5.75%, 2/15/09...............    176,485
   275,000 Republic of Chile (Chile)
           5.50%, 1/15/13...............    272,278
   125,000 Republic of Hungary
           (Hungary)
           4.75%, 2/03/15...............    117,513
   550,000 Republic of Italy (Italy)
           4.50%, 1/21/15...............    519,154
   150,000 Republic of Korea
           (South Korea)
           4.88%, 9/22/14(a)............    143,563
                                         ----------
           Total Foreign
           Government Agencies
           and Obligations
           (Cost $2,125,388)............  2,062,443
                                         ----------
           Asset-Backed Securities--0.9%
           Diversified Financial Services--0.9%
   775,000 MBNA Master Credit Card
           Trust, Series 1999-J, Class A
           7.00%, 2/15/12
           (Cost $842,986)..............    802,318
                                         ----------
           Municipal Bond--0.2%
           General Obligations--0.2%
   175,000 Illinois State
           5.10%, 6/01/33
           (Cost $169,535)..............    158,580
                                         ----------

Principal
 Amount                                         Value
----------                                  ------------
           Trust Preferred Bond--0.1%
           Banks--0.1%
$  125,000 Bank of America Corp.
           Capital Trust XI
           6.63%, 5/23/36
           (Cost $126,011)................. $    127,457
                                            ------------

Number of
 Shares
----------
           Money Market Fund--1.0%
   921,721 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(d)
           (Cost $921,721).................      921,721
                                            ------------
           Investment of Cash
           Collateral for Securities
           Loaned--27.0%
           Money Market Fund--27.0%
24,192,155 BNY Institutional Cash
           Reserve Fund, 5.33%(e)
           (Cost $24,192,155)(f)...........   24,192,155
                                            ------------
           Total Investments
           (Cost $116,828,425)(g)--
           128.4%..........................  114,918,805
           Liabilities in excess of
           other assets--(28.4%)...........  (25,429,498)
                                            ------------
           Net Assets--100.0%.............. $ 89,489,307
                                            ------------

(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poor's, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/BBB+.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2007 (Unaudited)

(c)The coupon on this security along with its rating. If its rating falls below single A by either Moody's or Standard & Poor's, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(d)Represents annualized 7day yield at June 30, 2007.
(e)Interest rate shown reflects the yield as of June 30, 2007.
(f)At June 30, 2007, the total market value of the Fund's securities on loan was $23,835,028 and the total value of the collateral held by the Fund was $24,192,155.
(g)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized depreciation was $1,909,620 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $212,531 and aggregate gross unrealized appreciation of $2,122,151.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2007 (Unaudited)



                                                                                                        Intermediate
                                                                              Core Bond    High Yield    Government
                                                                                Fund          Fund          Fund
                                                                            ------------  ------------  ------------
Assets:
---------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost....................................... $375,172,953  $208,644,101  $103,210,126
  Affiliated investments at cost...........................................   46,562,722    30,249,961     8,113,446
---------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value...............................  364,361,345   207,669,000   102,272,089
  Affiliated investments at market value, (including securities on loan)
   (Note 4)................................................................   46,562,722    30,249,961     8,113,446
  Cash.....................................................................        2,749       513,019            --
  Foreign currency.........................................................       12,232            --            --
  Receivables:
   Interest................................................................    2,796,411     3,890,351     1,059,620
   Investments sold........................................................    2,244,510    13,676,584       228,829
   Net unrealized appreciation on foreign currency contracts...............      242,082            --            --
   Capital stock sold......................................................      124,390        40,122        12,694
   Interest on securities lending..........................................        7,554        12,234            --
   Net unrealized appreciation on interest rate swaps......................        2,669            --            --
  Other assets.............................................................       23,516        26,804        20,264
                                                                            ------------  ------------  ------------
   Total Assets............................................................  416,380,180   256,078,075   111,706,942
                                                                            ------------  ------------  ------------
Liabilities:
  Payables:
   Collateral for securities on loan (Note 4)..............................   32,381,577    22,721,720            --
   Investments purchased...................................................   29,873,241    15,610,828       915,058
   Dividends...............................................................      474,640       424,802       147,548
   Services provided by The Bank of New York...............................      164,174        60,066        49,952
   Capital stock repurchased...............................................      105,062       422,295       194,384
   Variation margin........................................................       18,159            --            --
  Accrued expenses and other liabilities...................................       86,043       127,502        49,323
                                                                            ------------  ------------  ------------
   Total Liabilities.......................................................   63,102,896    39,367,213     1,356,265
                                                                            ------------  ------------  ------------
Net Assets:................................................................ $353,277,284  $216,710,862  $110,350,677
                                                                            ------------  ------------  ------------
Sources of Net Assets:
  Capital stock @ par...................................................... $     36,221  $     22,382  $     11,396
  Paid-in capital..........................................................  374,194,778   225,308,636   114,823,284
  Undistributed net investment loss........................................   (1,107,842)   (1,845,535)   (1,878,266)
  Accumulated net realized loss on investments, foreign currency contracts
   and futures.............................................................   (9,314,141)   (5,799,520)   (1,667,700)
  Net unrealized depreciation on investments, interest rate swaps, foreign
   currency contracts and futures..........................................  (10,531,732)     (975,101)     (938,037)
                                                                            ------------  ------------  ------------
Net Assets:................................................................ $353,277,284  $216,710,862  $110,350,677
                                                                            ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)


                                                                                            Intermediate
                                                                   Core Bond    High Yield   Government
                                                                     Fund          Fund         Fund
                                                                  ------------ ------------ ------------
Class A Shares:
  Net assets..................................................... $  1,425,642 $    559,219 $  5,863,499
                                                                  ------------ ------------ ------------
  Shares outstanding.............................................      146,080       57,804      606,099
                                                                  ------------ ------------ ------------
  Net asset value, offering price and repurchase price per share. $       9.76 $       9.67 $       9.67
                                                                  ------------ ------------ ------------
  Maximum sales charge--4.25% of public offering price...........         0.43         0.43         0.43
                                                                  ------------ ------------ ------------
  Maximum offering price......................................... $      10.19 $      10.10 $      10.10
                                                                  ------------ ------------ ------------
Institutional Shares:
  Net assets..................................................... $351,851,642 $216,151,643 $104,487,178
                                                                  ------------ ------------ ------------
  Shares outstanding.............................................   36,074,699   22,323,840   10,790,364
                                                                  ------------ ------------ ------------
  Net asset value, offering price and repurchase price per share. $       9.75 $       9.68 $       9.68
                                                                  ------------ ------------ ------------
--------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value.....................  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value...............  200,000,000  200,000,000  200,000,000


See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)



                                                       Intermediate                Municipal    U.S. Bond
                                                         New York   Intermediate   Enhanced      Market
                                                        Tax-Exempt   Tax-Exempt      Yield        Index
                                                           Fund         Fund         Fund         Fund
                                                       ------------ ------------  ----------  ------------
Assets:
---------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost.................. $112,541,273 $206,315,469  $7,519,824  $ 91,714,549
  Affiliated investments at cost......................      263,642      123,984     222,977    25,113,876
---------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value..........  112,945,145  205,474,586   7,441,342    89,804,929
  Affiliated investments at market value, (including
   securities on loan) (Note 4).......................      263,642      123,984     222,977    25,113,876
  Cash................................................           --           --          --       146,533
  Receivables:
   Interest...........................................    1,463,995    3,029,659     104,085       979,097
   Investments sold...................................       24,978       24,500          --       187,529
   Capital stock sold.................................           --           --      12,000        25,875
   Interest on securities lending.....................           --           --          --         5,800
   Due from Advisor...................................           --           --       3,127            --
  Other assets........................................       18,604       22,471      18,973        14,877
                                                       ------------ ------------  ----------  ------------
   Total Assets.......................................  114,716,364  208,675,200   7,802,504   116,278,516
                                                       ------------ ------------  ----------  ------------
Liabilities:
  Payables:                                                                               --
   Dividends..........................................      112,658      198,328       8,456       132,307
   Services provided by The Bank of New York..........       45,547      108,443       1,931        15,190
   Capital stock repurchased..........................       25,250       40,409          --       110,096
   Collateral for securities on loan (Note 4).........           --           --          --    24,192,155
   Investments purchased..............................           --           --     164,713     2,299,269
  Accrued expenses and other liabilities..............       49,128       58,925      28,298        40,192
                                                       ------------ ------------  ----------  ------------
   Total Liabilities..................................      232,583      406,105     203,398    26,789,209
                                                       ------------ ------------  ----------  ------------
Net Assets:........................................... $114,483,781 $208,269,095  $7,599,106  $ 89,489,307
                                                       ------------ ------------  ----------  ------------
Sources Of Net Assets:
  Capital stock @ par................................. $     10,807 $     21,507  $      753  $      8,877
  Paid-in capital.....................................  114,014,115  208,932,643   7,607,377    94,353,243
  Undistributed net investment income (loss)..........          106          494          (2)     (853,373)
  Accumulated net realized gain (loss) on investments.       54,881      155,334      69,460    (2,109,820)
  Net unrealized appreciation/depreciation on
   investments........................................      403,872     (840,883)    (78,482)   (1,909,620)
                                                       ------------ ------------  ----------  ------------
Net Assets:........................................... $114,483,781 $208,269,095  $7,599,106  $ 89,489,307
                                                       ------------ ------------  ----------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)


                                                            Intermediate               Municipal    U.S. Bond
                                                              New York   Intermediate  Enhanced      Market
                                                             Tax-Exempt   Tax-Exempt     Yield        Index
                                                                Fund         Fund        Fund         Fund
                                                            ------------ ------------ ------------ ------------
Class A & Investor Shares:
  Net assets............................................... $ 17,264,713 $    575,709 $         -- $    341,530
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................    1,628,692       59,378           --       33,905
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      10.60 $       9.70 $         -- $      10.07
                                                            ------------ ------------ ------------ ------------
  Maximum sales charge--4.25% of public offering
   price...................................................         0.47         0.43           --           --
                                                            ------------ ------------ ------------ ------------
  Maximum offering price................................... $      11.07 $      10.13 $         -- $         --
                                                            ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets............................................... $ 97,219,068 $207,693,386 $  7,599,106 $ 89,147,777
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................    9,178,132   21,447,794      753,293    8,843,099
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      10.59 $       9.68 $      10.09 $      10.08
                                                            ------------ ------------ ------------ ------------
--------------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par
 value.....................................................  200,000,000  200,000,000           --  200,000,000
Institutional Shares authorized @ $0.001 par value.........  200,000,000  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the six months ended June 30, 2007 (Unaudited)


                                                                                                      Core Bond    High Yield
                                                                                                        Fund          Fund
                                                                                                     -----------  -----------
Investment Income:
  Interest.......................................................................................... $ 9,311,760  $ 7,750,969
  Interest from affiliated fund.....................................................................     235,866      116,786
  Securities lending income (Note 4)................................................................      41,972       45,272
                                                                                                     -----------  -----------
   Total Income.....................................................................................   9,589,598    7,913,027
                                                                                                     -----------  -----------
Expenses:
  Advisory..........................................................................................     896,016      579,422
  Administration....................................................................................     179,203      105,967
  Custodian.........................................................................................      55,821       18,377
  Transfer agent....................................................................................      49,071       55,128
  Securities lending................................................................................      24,851       10,556
  Pricing...........................................................................................      15,176       17,348
  Directors.........................................................................................      13,094       12,709
  Registration and filings..........................................................................      13,010       10,876
  Audit.............................................................................................       7,150        7,116
  Insurance.........................................................................................       4,808        2,564
  Reports to shareholders...........................................................................       3,746        5,513
  Cash management...................................................................................       3,681        1,931
  Legal.............................................................................................       3,653        2,422
  12b-1 fee--Class A Shares.........................................................................       2,267          803
  Other.............................................................................................       1,869        7,755
                                                                                                     -----------  -----------
   Total Expenses...................................................................................   1,273,416      838,487
  Fees waived by The Bank of New York (Note 3)......................................................     (32,379)          --
  Earnings credit adjustment (Note 3)...............................................................      (4,093)      (1,439)
                                                                                                     -----------  -----------
   Net Expenses.....................................................................................   1,236,944      837,048
                                                                                                     -----------  -----------
   Net Investment Income............................................................................   8,352,654    7,075,979
                                                                                                     -----------  -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 Transactions and Futures:
  Net realized gain (loss) on:
   Investments......................................................................................  (1,363,041)   1,505,772
   Foreign currency transactions....................................................................     228,018           --
   Futures..........................................................................................     (64,571)          --
                                                                                                     -----------  -----------
  Net increase (decrease) in realized gain (loss) on investments, interest rate swaps, foreign
   currency transactions and futures................................................................  (1,199,594)   1,505,772
                                                                                                     -----------  -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments......................................................................................  (4,367,632)  (4,198,731)
   Interest rate swaps..............................................................................       2,669           --
   Foreign currency transactions....................................................................      94,346           --
   Futures..........................................................................................      30,090           --
                                                                                                     -----------  -----------
  Net decrease in unrealized appreciation/depreciation on investments, interest rate swaps, foreign currency transactions and futures................................................................  (4,240,527)  (4,198,731)
                                                                                                     -----------  -----------
  Net realized and unrealized loss on investments, foreign currency transactions and futures........  (5,440,121)  (2,692,959)
                                                                                                     -----------  -----------
  Net increase in net assets resulting from operations.............................................. $ 2,912,533  $ 4,383,020
                                                                                                     -----------  -----------


See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2007 (Unaudited)


                                                                                Intermediate
                                                                   Intermediate   New York
                                                                    Government   Tax-Exempt
                                                                       Fund         Fund
                                                                   ------------ ------------
Investment Income:
  Interest........................................................ $ 2,564,510  $ 2,360,229
  Interest from affiliated fund...................................     192,910       18,939
                                                                   -----------  -----------
   Total Income...................................................   2,757,420    2,379,168
                                                                   -----------  -----------
Expenses:
  Advisory........................................................     275,333      285,230
  Administration..................................................      55,066       57,046
  Transfer agent..................................................      27,160       25,949
  Custodian.......................................................      15,018        7,273
  Directors.......................................................      13,031       12,456
  Registration and filings........................................      12,755       14,091
  Pricing.........................................................      11,309        7,498
  12b-1 fee--Class A Shares.......................................       7,532       22,153
  Audit...........................................................       6,564        6,561
  Reports to shareholders.........................................       3,313        4,136
  Insurance.......................................................       1,485        1,454
  Cash management.................................................       1,123        1,065
  Legal...........................................................         644          905
  Other...........................................................       6,312        6,591
                                                                   -----------  -----------
   Total Expenses.................................................     436,645      452,408
  Fees waived by The Bank of New York (Note 3)....................     (70,907)     (93,677)
  Earnings credit adjustment (Note 3).............................        (269)          --
                                                                   -----------  -----------
   Net Expenses...................................................     365,469      358,731
                                                                   -----------  -----------
   Net Investment Income..........................................   2,391,951    2,020,437
                                                                   -----------  -----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments.........................    (121,230)      57,694
                                                                   -----------  -----------
  Decrease in unrealized appreciation/depreciation on Investments.  (1,003,455)  (1,726,656)
                                                                   -----------  -----------
  Net realized and unrealized loss on investments.................  (1,124,685)  (1,668,962)
                                                                   -----------  -----------
  Net increase in net assets resulting from operations............ $ 1,267,266  $   351,475
                                                                   -----------  -----------


See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2007 (Unaudited)


                                                                                Municipal
                                                                   Intermediate Enhanced    U.S. Bond
                                                                    Tax-Exempt    Yield    Market Index
                                                                       Fund       Fund         Fund
                                                                   ------------ ---------  ------------
Investment Income:
  Interest........................................................ $ 4,341,887  $ 170,819  $ 2,194,084
  Interest from affiliated fund...................................      22,572      6,117       73,526
  Securities lending income (Note 4)..............................          --         --       26,680
                                                                   -----------  ---------  -----------
   Total Income...................................................   4,364,459    176,936    2,294,290
                                                                   -----------  ---------  -----------
Expenses:
  Advisory........................................................     533,200     18,397       88,280
  Administration..................................................     106,640      3,680       44,139
  Transfer agent..................................................      26,091      5,271       17,019
  Directors.......................................................      13,595     13,093       13,573
  Registration and filings........................................      13,253     10,567       11,028
  Custodian.......................................................      12,319      2,551       11,955
  Pricing.........................................................       7,791      3,655       14,720
  Audit...........................................................       6,593      5,386        6,797
  Reports to shareholders.........................................       5,742      2,014        2,101
  Insurance.......................................................       2,903         71        1,067
  Legal...........................................................       2,529      1,497          361
  Cash management.................................................       2,032         --          808
  12b-1 fee--Class A and Investor Shares..........................       1,375         --          347
  Securities lending..............................................          --         --        9,352
  Other...........................................................       6,432      1,134        5,387
                                                                   -----------  ---------  -----------
   Total Expenses.................................................     740,495     67,316      226,934
  Fees waived by The Bank of New York (Note 3)....................          --    (38,197)     (71,233)
  Earnings credit adjustment (Note 3).............................          --         --         (342)
                                                                   -----------  ---------  -----------
   Net Expenses...................................................     740,495     29,119      155,359
                                                                   -----------  ---------  -----------
   Net Investment Income..........................................   3,623,964    147,817    2,138,931
                                                                   -----------  ---------  -----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments.........................    (116,588)    73,451     (100,832)
                                                                   -----------  ---------  -----------
  Decrease in unrealized appreciation/depreciation on:
   Investments....................................................  (3,567,405)  (245,973)  (1,370,659)
                                                                   -----------  ---------  -----------
  Net realized and unrealized loss on investments.................  (3,683,993)  (172,522)  (1,471,491)
                                                                   -----------  ---------  -----------
  Net increase (decrease) in net assets resulting from operations. $   (60,029) $ (24,705) $   667,440
                                                                   -----------  ---------  -----------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                       Core Bond Fund              High Yield Fund
                                                                 --------------------------  --------------------------
                                                                  Six Months                  Six Months
                                                                     Ended                       Ended
                                                                   June 30,     Year Ended     June 30,     Year Ended
                                                                     2007      December 31,      2007      December 31,
                                                                  (Unaudited)      2006       (Unaudited)      2006
                                                                 ------------  ------------  ------------  ------------
Operations:
  Net investment income......................................... $  8,352,654  $ 16,529,366  $  7,075,979  $ 12,019,900
  Net realized gain (loss) on investments, foreign currency
   transactions and futures.....................................   (1,199,594)   (2,801,938)    1,505,772    (2,470,783)
  Increase (decease) in unrealized appreciation/depreciation on investments, foreign currency transactions and
   futures......................................................   (4,240,527)      310,248    (4,198,731)    3,259,094
                                                                 ------------  ------------  ------------  ------------
   Net increase in net assets resulting from operations.........    2,912,533    14,037,676     4,383,020    12,808,211
                                                                 ------------  ------------  ------------  ------------
Dividends to Shareholders:
  Dividends from net investment
   income: Class A Shares.......................................      (40,967)     (134,631)      (21,928)      (62,159)
        Institutional Shares....................................   (8,551,557)  (17,125,532)   (7,483,657)  (13,366,006)
                                                                 ------------  ------------  ------------  ------------
                                                                   (8,592,524)  (17,260,163)   (7,505,585)  (13,428,165)
                                                                 ------------  ------------  ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..............       21,311       437,650         7,264       106,546
                     Institutional Shares.......................   16,188,493    39,909,100    31,160,503    69,998,291
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares....................................       38,896       108,759        11,791        22,619
         Institutional Shares...................................    1,642,958     3,200,939       970,429     1,748,469
  Value of capital stock repurchased: Class A Shares............   (1,082,131)   (1,493,048)     (101,579)     (789,986)
                      Institutional Shares......................  (20,554,374)  (84,173,221)  (13,769,002)  (53,450,463)
                                                                 ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions...........................................   (3,744,847)  (42,009,821)   18,279,406    17,635,476
                                                                 ------------  ------------  ------------  ------------
   Increase (decrease) in Net Assets............................   (9,424,838)  (45,232,308)   15,156,841    17,015,522
Net Assets:
  Beginning of year.............................................  362,702,122   407,934,430   201,554,021   184,538,499
                                                                 ------------  ------------  ------------  ------------
  End of period................................................. $353,277,284  $362,702,122  $216,710,862  $201,554,021
                                                                 ------------  ------------  ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...................................        2,143        44,307           733        11,166
         Institutional Shares...................................    1,636,519     4,062,816     3,152,875     7,201,524
  Shares issued on reinvestment of
   dividends: Class A Shares....................................        3,929        11,041         1,193         2,332
         Institutional Shares...................................      166,183       324,937        98,149       180,150
  Shares repurchased: Class A Shares............................     (108,993)     (151,797)      (10,249)      (82,499)
             Institutional Shares...............................   (2,083,008)   (8,550,548)   (1,394,714)   (5,498,239)
                                                                 ------------  ------------  ------------  ------------
   Net increase (decrease)......................................     (383,227)   (4,259,244)    1,847,987     1,814,434
  Shares outstanding, beginning of year.........................   36,604,006    40,863,250    20,533,657    18,719,223
                                                                 ------------  ------------  ------------  ------------
  Shares outstanding, end of period.............................   36,220,779    36,604,006    22,381,644    20,533,657
                                                                 ------------  ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds


                                                                       Intermediate Government Fund
                                                                      -----------------------------
                                                                      Six Months Ended  Year Ended
                                                                       June 30, 2007   December 31,
                                                                        (Unaudited)        2006
                                                                      ---------------- ------------
Operations:
  Net investment income..............................................   $  2,391,951   $  4,967,099
  Net realized gain (loss) on investments............................       (121,230)       153,893
  Increase (decrease) in unrealized appreciation/depreciation on
   investments.......................................................     (1,003,455)    (1,092,807)
                                                                        ------------   ------------
   Net increase in net assets resulting from operations..............      1,267,266      4,028,185
                                                                        ------------   ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...............       (138,695)      (320,336)
                        Class C Shares...............................             --             --
                        Institutional Shares.........................     (2,529,534)    (5,310,448)
  Distributions from capital gains: Class A Shares...................             --             --
                   Class C Shares....................................             --             --
                   Institutional Shares..............................             --             --
                                                                        ------------   ------------
                                                                          (2,668,229)    (5,630,784)
                                                                        ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................         49,581        429,405
                    Class C Shares...................................             --             --
                    Institutional Shares.............................     12,554,290     18,186,487
  Proceeds from Shares Issued on Reinvestment of Dividends
   and Distributions: Class A Shares.................................        122,991        288,069
              Class C Shares.........................................             --             --
              Institutional Shares...................................      1,206,734      2,640,749
  Value of capital stock repurchased: Class A Shares.................       (555,866)    (1,471,932)
                     Class C Shares..................................             --             --
                     Institutional Shares............................    (11,630,764)   (29,835,643)
                                                                        ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions......................................................      1,746,966     (9,762,865)
                                                                        ------------   ------------
   Increase (decrease) in Net Assets.................................        346,003    (11,365,464)
Net Assets:
  Beginning of year..................................................    110,004,674    121,370,138
                                                                        ------------   ------------
  End of period (a)..................................................   $110,350,677   $110,004,674
                                                                        ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................          5,058         43,719
        Class C Shares...............................................             --             --
        Institutional Shares.........................................      1,282,900      1,855,641
  Shares issued on reinvestment of dividends and distributions:
         Class A Shares..............................................         12,582         29,448
         Class C Shares..............................................             --             --
         Institutional Shares........................................        123,344        269,765
  Shares repurchased: Class A Shares.................................        (56,504)      (149,595)
             Class C Shares..........................................             --             --
             Institutional Shares....................................     (1,189,561)    (3,045,601)
                                                                        ------------   ------------
   Net increase (decrease)...........................................        177,819       (996,623)
  Shares outstanding, beginning of year..............................     11,218,644     12,215,267
                                                                        ------------   ------------
  Shares outstanding, end of period..................................     11,396,463     11,218,644
                                                                        ------------   ------------
 (a)Includes undistributed net investment income as of the end of the
    period...........................................................   $         --   $         --
                                                                        ------------   ------------

                                                                          Intermediate New York
                                                                             Tax-Exempt Fund
                                                                      -----------------------------
                                                                      Six Months Ended  Year Ended
                                                                       June 30, 2007   December 31,
                                                                        (Unaudited)        2006
                                                                      ---------------- ------------
Operations:
  Net investment income..............................................   $  2,020,437   $  3,870,866
  Net realized gain (loss) on investments............................         57,694         (2,812)
  Increase (decrease) in unrealized appreciation/depreciation on
   investments.......................................................     (1,726,656)        73,663
                                                                        ------------   ------------
   Net increase in net assets resulting from operations..............        351,475      3,941,717
                                                                        ------------   ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...............       (294,936)      (604,473)
                        Class C Shares...............................             (1)          (252)
                        Institutional Shares.........................     (1,725,490)    (3,266,122)
  Distributions from capital gains: Class A Shares...................             --         (5,201)
                   Class C Shares....................................             --             (3)
                   Institutional Shares..............................             --        (26,636)
                                                                        ------------   ------------
                                                                          (2,020,427)    (3,902,687)
                                                                        ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................        210,301        567,371
                    Class C Shares...................................             --             52
                    Institutional Shares.............................      9,984,262     10,849,490
  Proceeds from Shares Issued on Reinvestment of Dividends
   and Distributions: Class A Shares.................................        225,260        464,715
              Class C Shares.........................................              8            255
              Institutional Shares...................................        235,027        406,237
  Value of capital stock repurchased: Class A Shares.................     (1,043,860)    (3,062,141)
                     Class C Shares..................................        (10,447)           (43)
                     Institutional Shares............................     (6,377,881)   (11,669,321)
                                                                        ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions......................................................      3,222,670     (2,443,385)
                                                                        ------------   ------------
   Increase (decrease) in Net Assets.................................      1,553,718     (2,404,355)
Net Assets:
  Beginning of year..................................................    112,930,063    115,334,418
                                                                        ------------   ------------
  End of period (a)..................................................   $114,483,781   $112,930,063
                                                                        ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................         19,602         53,096
        Class C Shares...............................................             --             10
        Institutional Shares.........................................        933,161      1,015,058
  Shares issued on reinvestment of dividends and distributions:
         Class A Shares..............................................         21,036         43,406
         Class C Shares..............................................              1             23
         Institutional Shares........................................         21,975         37,992
  Shares repurchased: Class A Shares.................................        (97,660)      (286,563)
             Class C Shares..........................................           (970)           (10)
             Institutional Shares....................................       (596,513)    (1,092,327)
                                                                        ------------   ------------
   Net increase (decrease)...........................................        300,632       (229,315)
  Shares outstanding, beginning of year..............................     10,506,192     10,735,507
                                                                        ------------   ------------
  Shares outstanding, end of period..................................     10,806,824     10,506,192
                                                                        ------------   ------------
 (a)Includes undistributed net investment income as of the end of the
    period...........................................................   $        106   $         96
                                                                        ------------   ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                        Intermediate Tax-Exempt   Municipal Enhanced Yield
                                                                                 Fund                       Fund
                                                                      --------------------------  ------------------------
                                                                       Six Months                 Six Months
                                                                          Ended                      Ended
                                                                        June 30,     Year Ended    June 30,     Year Ended
                                                                          2007      December 31,     2007      December 31,
                                                                       (Unaudited)      2006      (Unaudited)      2006
                                                                      ------------  ------------  -----------  ------------
Operations:
  Net investment income.............................................. $  3,623,964  $  7,691,779  $   147,817   $  198,754
  Net realized gain (loss) on investments............................     (116,588)      439,766       73,451       (3,991)
  Increase (decrease) in unrealized appreciation/depreciation on
   investments.......................................................   (3,567,405)     (356,383)    (245,973)     167,491
                                                                      ------------  ------------  -----------   ----------
   Net increase (decrease) in net assets resulting from
    operations.......................................................      (60,029)    7,775,162      (24,705)     362,254
                                                                      ------------  ------------  -----------   ----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...............      (17,183)      (48,720)          --           --
                        Institutional Shares.........................   (3,606,911)   (7,640,353)    (147,819)    (198,754)
  Distributions from capital gains: Class A Shares...................           --        (2,433)          --           --
                   Institutional Shares..............................           --      (371,063)          --           --
                                                                      ------------  ------------  -----------   ----------
                                                                        (3,624,094)   (8,062,569)    (147,819)    (198,754)
                                                                      ------------  ------------  -----------   ----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................       76,403       440,521           --           --
                    Institutional Shares.............................    7,265,380    12,395,839    3,151,332    7,088,247
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.......................        4,763        12,065           --           --
                  Institutional Shares...............................      109,640       626,964       97,088      135,562
  Value of capital stock repurchased: Class A Shares.................     (897,410)     (711,422)          --           --
                     Institutional Shares............................  (12,203,476)  (43,798,126)  (2,833,542)     (30,557)
                                                                      ------------  ------------  -----------   ----------
  Net increase (decrease) in net assets resulting from capital stock
   transactions......................................................   (5,644,700)  (31,034,159)     414,878    7,193,252
                                                                      ------------  ------------  -----------   ----------
   Increase (decrease) in Net Assets.................................   (9,328,823)  (31,321,566)     242,354    7,356,752
Net Assets:
  Beginning of year..................................................  217,597,918   248,919,484    7,356,752           --
                                                                      ------------  ------------  -----------   ----------
  End of period (a).................................................. $208,269,095  $217,597,918  $ 7,599,106   $7,356,752
                                                                      ------------  ------------  -----------   ----------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................        7,772        44,524           --           --
        Institutional Shares.........................................      738,870     1,260,988      305,284      701,827
  Shares issued on reinvestment of dividends and
   distributions: Class A Shares.....................................          485         1,225           --           --
          Institutional Shares.......................................       11,188        63,921        9,446       13,359
  Shares repurchased: Class A Shares.................................      (91,115)      (72,266)          --           --
            Institutional Shares.....................................   (1,245,835)   (4,461,848)    (273,676)      (2,947)
                                                                      ------------  ------------  -----------   ----------
  Net increase (decrease)............................................     (578,635)   (3,163,456)      41,054      712,239
  Shares outstanding, beginning of year..............................   22,085,807    25,249,263      712,239           --
                                                                      ------------  ------------  -----------   ----------
  Shares outstanding, end of period..................................   21,507,172    22,085,807      753,293      712,239
                                                                      ------------  ------------  -----------   ----------
(a) Includes undistributed net investment income as of the end of the
  period............................................................. $        494  $        624  $        --   $       --
                                                                      ------------  ------------  -----------   ----------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                 U.S. BOND MARKET INDEX FUND
                                                                                              ---------------------------------
                                                                                              Six Months Ended
                                                                                               June 30, 2007      Year Ended
                                                                                                (Unaudited)    December 31, 2006
                                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................................   $  2,138,931     $  3,994,462
  Net realized loss on investments...........................................................       (100,832)        (677,172)
  Decrease in unrealized appreciation/depreciation on investments............................     (1,370,659)         (71,733)
                                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................................        667,440        3,245,557
                                                                                                ------------     ------------
Dividends to Shareholders:
Dividends from net investment income: Investor Shares........................................         (6,927)         (10,554)
                        Institutional Shares.................................................     (2,297,873)      (4,370,736)
                                                                                                ------------     ------------
                                                                                                  (2,304,800)      (4,381,290)
                                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor Shares..........................................        131,586           41,464
                      Institutional Shares...................................................     14,668,650       18,763,358
  Proceeds from shares issued on reinvestment of dividends: Investor Shares..................          6,754           10,517
                                     Institutional Shares....................................      1,100,752        2,283,894
  Value of capital stock repurchased: Investor Shares........................................        (20,270)         (22,032)
                       Institutional Shares..................................................    (10,861,937)     (24,445,002)
                                                                                                ------------     ------------
  Net increase (decrease) in net assets resulting from capital stock transactions............      5,025,535       (3,367,801)
                                                                                                ------------     ------------
   Increase (decrease) in Net Assets.........................................................      3,388,175       (4,503,534)
Net Assets:
  Beginning of year..........................................................................     86,101,132       90,604,666
                                                                                                ------------     ------------
  End of period..............................................................................   $ 89,489,307     $ 86,101,132
                                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Investor Shares...............................................................         12,791            4,032
         Institutional Shares................................................................      1,429,073        1,836,480
  Shares issued on reinvestment of dividends: Investor Shares................................            662            1,031
                            Institutional Shares.............................................        107,600          223,650
  Shares repurchased: Investor Shares........................................................         (1,974)          (2,192)
              Institutional Shares...........................................................     (1,061,524)      (2,401,594)
                                                                                                ------------     ------------
   Net increase (decrease)...................................................................        486,628         (338,593)
  Shares outstanding, beginning of year......................................................      8,390,376        8,728,969
                                                                                                ------------     ------------
  Shares outstanding, end of period..........................................................      8,877,004        8,390,376
                                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights

                                                                Net Realized
                                                               and Unrealized
                                                               Gain (Loss) on
                                         Net Asset              Investments,   Distributions               Net Asset
                                          Value,      Net     Foreign Currency   from Net    Distributions  Value,
                                         Beginning Investment   Transactions    Investment       from       End of
                                         of Period Income(a)    and Futures       Income     Capital Gains  Period
                                         --------- ---------- ---------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)............................  $ 9.91     $0.22         $(0.15)        $(0.22)           --      $ 9.76
For the Year Ended December 31, 2006....    9.99      0.41          (0.06)         (0.43)           --        9.91
For the Year Ended December 31, 2005....   10.26      0.36          (0.23)         (0.40)           --        9.99
For the Year Ended December 31, 2004....   10.30      0.34           0.03          (0.39)       $(0.02)      10.26
For the Year Ended December 31, 2003....   10.51      0.35          (0.01)         (0.43)        (0.12)      10.30
For the Year Ended December 31, 2002....   10.24      0.49           0.29          (0.51)           --       10.51

Class C Shares
For the Period Ended January 23, 2005***
 (Unaudited)............................   10.26      0.01           0.04          (0.03)           --       10.28
For the Period October 13, 2004* through
 December 31, 2004......................   10.29      0.05          (0.02)         (0.06)           --       10.26

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)............................    9.91      0.23          (0.16)         (0.23)           --        9.75
For the Year Ended December 31, 2006....    9.98      0.43          (0.05)         (0.45)           --        9.91
For the Year Ended December 31, 2005....   10.25      0.39          (0.23)         (0.43)           --        9.98
For the Year Ended December 31, 2004....   10.29      0.37           0.03          (0.42)        (0.02)      10.25
For the Year Ended December 31, 2003....   10.51      0.37          (0.02)         (0.45)        (0.12)      10.29
For the Year Ended December 31, 2002....   10.24      0.52           0.28          (0.53)           --       10.51

*  Commencement of investment operations.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                          Ratio to Average Net Assets of:
                                                                    -----------------------------------------
                                                                    Expenses, net                 Net Investment
                                                                      of waiver   Expenses, prior Income Net of
                                           Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                         Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                         Return(b)  (000's omitted)   New York       New York        New York      Rate
                                         ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)............................    0.73%      $  1,425         0.94%**        0.95%**         4.39%**       70%
For the Year Ended December 31, 2006....    3.57%         2,469         0.94%          0.94%           4.12%        108%
For the Year Ended December 31, 2005....    1.32%         3,451         0.93%          0.93%           3.59%         94%
For the Year Ended December 31, 2004....    3.65%         4,696         0.99%          0.99%           3.32%         72%
For the Year Ended December 31, 2003....    3.29%         7,733         1.04%          1.04%           3.32%        110%
For the Year Ended December 31, 2002....    7.82%         9,429         1.04%          1.05%           4.77%         98%

Class C Shares
For the Period Ended January 23, 2005***
 (Unaudited)............................    0.36%            29         1.69%**        1.69%**         2.11%**       31%
For the Period October 13, 2004* through
 December 31, 2004......................    0.31%           109         1.69%**        1.70%**         2.69%**       72%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)............................    0.75%       351,852         0.69%**        0.71%**         4.66%**       70%
For the Year Ended December 31, 2006....    3.93%       360,233         0.69%          0.69%           4.37%        108%
For the Year Ended December 31, 2005....    1.57%       404,483         0.68%          0.68%           3.85%         94%
For the Year Ended December 31, 2004....    3.91%       460,684         0.73%          0.73%           3.58%         72%
For the Year Ended December 31, 2003....    3.43%       462,005         0.79%          0.79%           3.57%        110%
For the Year Ended December 31, 2002....    8.08%       472,896         0.79%          0.80%           5.02%         98%


See notes to financial statements.

         BNY Hamilton High Yield Fund

                                       Net Asset             Net Realized  Distributions                Net Asset
                                        Value,      Net     and Unrealized   from Net    Distributions   Value,
                                       Beginning Investment Gain (Loss) on  Investment       from        End of
                                       of Period Income(a)   Investments      Income     Capital Gains   Period
                                       --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $ 9.81     $0.31        $(0.12)       $(0.33)       $   --       $ 9.67
For the Year Ended December 31, 2006..    9.86      0.57          0.02         (0.64)           --         9.81
For the Year Ended December 31, 2005..   10.35      0.54         (0.36)        (0.64)        (0.03)        9.86
For the Year Ended December 31, 2004..   10.23      0.56          0.21         (0.65)           --/(1)/   10.35
For the Period May 1, 2003* through
 December 31, 2003....................   10.00      0.33          0.27         (0.37)           --        10.23

Class C Shares
For the Period Ended June 14, 2005***
 (Unaudited)..........................   10.36      0.22         (0.27)        (0.27)           --        10.04
For the Period July 27, 2004* through
 December 31, 2004....................   10.08      0.21          0.30         (0.23)           --/(1)/   10.36

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    9.82      0.33         (0.12)        (0.35)           --         9.68
For the Year Ended December 31, 2006..    9.86      0.60          0.03         (0.67)           --         9.82
For the Year Ended December 31, 2005..   10.35      0.57         (0.37)        (0.66)        (0.03)        9.86
For the Year Ended December 31, 2004..   10.23      0.59          0.20         (0.67)           --/(1)/   10.35
For the Period May 1, 2003* through
 December 31, 2003....................   10.00      0.36          0.25         (0.38)           --        10.23

*  Commencement of investment operations.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                        Ratio to Average Net Assets of:
                                                                  -----------------------------------------
                                                                  Expenses, net                 Net Investment
                                                                    of waiver   Expenses, prior Income Net of
                                         Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                       Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                       Return(b)  (000's omitted)   New York       New York        New York      Rate
                                       ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    1.96%      $    559         1.04%**        1.04%**         6.42%**       57%
For the Year Ended December 31, 2006..    6.29%           649         1.04%          1.04%           5.83%        101%
For the Year Ended December 31, 2005..    1.82%         1,332         1.06%          1.06%           5.45%         88%
For the Year Ended December 31, 2004..    7.80%         1,115         1.14%          1.23%           5.49%         72%
For the Period May 1, 2003* through
 December 31, 2003....................    6.30%         1,465         1.14%**        1.49%**         5.60%**       42%

Class C Shares
For the Period Ended June 14, 2005***
 (Unaudited)..........................   (0.58)%           38         1.82%**        1.82%**         4.68%**       37%
For the Period July 27, 2004* through
 December 31, 2004....................    5.48%            38         1.89%**        1.90%**         4.72%**       72%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    2.09%       216,152         0.79%**        0.79%**         6.68%**       57%
For the Year Ended December 31, 2006..    6.67%       200,905         0.80%          0.80%           6.17%        101%
For the Year Ended December 31, 2005..    2.08%       183,206         0.81%          0.81%           5.70%         88%
For the Year Ended December 31, 2004..    8.08%       166,587         0.89%          0.96%           5.75%         72%
For the Period May 1, 2003* through
 December 31, 2003....................    6.47%       102,701         0.89%**        1.22%**         5.69%**       42%

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                   Net Asset             Net Realized  Distributions Net Asset
                                                    Value,      Net     and Unrealized   from Net     Value,
                                                   Beginning Investment Gain (Loss) on  Investment    End of
                                                    of Year  Income(a)   Investments      Income      Period
                                                   --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)  $ 9.80     $0.20        $(0.11)       $(0.22)     $ 9.67
For the Year Ended December 31, 2006..............    9.93      0.39         (0.07)        (0.45)       9.80
For the Year Ended December 31, 2005..............   10.14      0.36         (0.14)        (0.43)       9.93
For the Year Ended December 31, 2004..............   10.27      0.35         (0.06)        (0.42)      10.14
For the Year Ended December 31, 2003..............   10.51      0.33         (0.17)        (0.40)      10.27
For the Year Ended December 31, 2002..............    9.98      0.43          0.57         (0.47)      10.51

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)    9.81      0.21         (0.10)        (0.24)       9.68
For the Year Ended December 31, 2006..............    9.94      0.42         (0.08)        (0.47)       9.81
For the Year Ended December 31, 2005..............   10.15      0.39         (0.14)        (0.46)       9.94
For the Year Ended December 31, 2004..............   10.28      0.37         (0.05)        (0.45)      10.15
For the Year Ended December 31, 2003..............   10.51      0.35         (0.16)        (0.42)      10.28
For the Year Ended December 31, 2002..............    9.99      0.46          0.55         (0.49)      10.51

*  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                         Ratio to Average Net Assets of
                                                                  ------------------------------------------
                                                                  Expenses, net                 Net Investment
                                                                    of waiver   Expenses, prior Income Net of
                                         Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                       Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                       Return(b)  (000's omitted)   New York       New York        New York      Rate
                                       ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    0.95%      $  5,864         0.90%*         1.03%*          4.10%*       11%
For the Year Ended December 31, 2006..    3.32%         6,319         0.90%          1.03%           4.02%        21%
For the Year Ended December 31, 2005..    2.25%         7,161         0.90%          1.03%           3.62%        29%
For the Year Ended December 31, 2004..    2.92%        10,505         0.98%          1.11%           3.39%         8%
For the Year Ended December 31, 2003..    1.50%        14,896         1.04%          1.14%           3.13%        87%
For the Year Ended December 31, 2002..   10.22%        16,196         1.04%          1.14%           4.20%        41%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    1.08%       104,487         0.65%*         0.78%*          4.36%*       11%
For the Year Ended December 31, 2006..    3.58%       103,686         0.65%          0.78%           4.27%        21%
For the Year Ended December 31, 2005..    2.51%       114,209         0.65%          0.78%           3.88%        29%
For the Year Ended December 31, 2004..    3.18%       111,963         0.72%          0.86%           3.65%         8%
For the Year Ended December 31, 2003..    1.86%       112,584         0.79%          0.89%           3.39%        87%
For the Year Ended December 31, 2002..   10.39%       116,056         0.79%          0.89%           4.45%        41%

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                        Net Asset             Net Realized  Distributions                Net Asset
                                         Value,      Net     and Unrealized   from Net    Distributions   Value,
                                        Beginning Investment Gain (Loss) on  Investment       from        End of
                                        of Period Income(a)   Investments      Income     Capital Gains   Period
                                        --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................  $10.76     $0.18        $(0.16)       $(0.18)       $   --       $10.60
For the Year Ended December 31, 2006...   10.75      0.34          0.01         (0.34)           --/(1)/   10.76
For the Year Ended December 31, 2005...   10.90      0.33         (0.14)        (0.33)        (0.01)       10.75
For the Year Ended December 31, 2004...   11.01      0.32         (0.08)        (0.32)        (0.03)       10.90
For the Year Ended December 31, 2003...   11.02      0.35          0.04         (0.35)        (0.05)       11.01
For the Year Ended December 31, 2002...   10.56      0.36          0.51         (0.37)        (0.04)       11.02

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................   10.77        --            --            --            --        10.77
For the Year Ended December 31, 2006...   10.75      0.26          0.02         (0.26)           --/(1)/   10.77
For the Year Ended December 31, 2005...   10.90      0.24         (0.14)        (0.24)        (0.01)       10.75
For the Period August 24, 2004* through
 December 31, 2004.....................   10.91      0.09            --         (0.08)        (0.02)       10.90
Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................   10.75      0.19         (0.16)        (0.19)           --        10.59
For the Year Ended December 31, 2006...   10.74      0.37          0.01         (0.37)           --/(1)/   10.75
For the Year Ended December 31, 2005...   10.89      0.35         (0.14)        (0.35)        (0.01)       10.74
For the Year Ended December 31, 2004...   11.00      0.35         (0.08)        (0.35)        (0.03)       10.89
For the Year Ended December 31, 2003...   11.02      0.37          0.03         (0.37)        (0.05)       11.00
For the Year Ended December 31, 2002...   10.55      0.39          0.52         (0.40)        (0.04)       11.02

*  Commencement of investment operations.
** Annualized.
***Effective December 29, 2006, Class C Share accounts had been closed. On
   January 3, 2007, residual Class C Shares remaining were redeemed.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton intermediate New York Tax-Exempt Fund

                                                                       Ratio to Average Average Net Assets:
                                                                   -----------------------------------------
                                                                   Expenses, net                 Net Investment
                                                                     of waiver   Expenses, prior Income Net of
                                          Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                        Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                        Return(b)  (000's omitted)   New York       New York        New York      Rate
                                        ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................    0.15%       $17,265         0.84%**        1.00%**         3.33%**       6%
For the Year Ended December 31, 2006...    3.38%        18,131         0.84%          1.01%           3.21%        13%
For the Year Ended December 31, 2005...    1.76%        20,164         0.84%          1.02%           3.00%        16%
For the Year Ended December 31, 2004...    2.19%        22,844         0.94%          1.11%           2.93%        11%
For the Year Ended December 31, 2003...    3.57%        26,354         1.04%          1.17%           3.15%        10%
For the Year Ended December 31, 2002...    8.42%        29,758         1.04%          1.22%           3.33%        13%

Class C Shares
For the Period Ended January 2, 2007***
 (Unaudited)...........................      --             10         1.53%**        1.53%**         1.21%**      --
For the Year Ended December 31, 2006...    2.71%            10         1.59%          1.77%           2.46%        13%
For the Year Ended December 31, 2005...    0.99%            10         1.59%          1.78%           2.25%        16%
For the Period August 24, 2004* through
 December 31, 2004.....................    1.00%            10         1.59%**        1.79%**         2.24%**      11%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................    0.28%        97,219         0.59%**        0.75%**         3.58%**       6%
For the Year Ended December 31, 2006...    3.64%        94,789         0.59%          0.76%           3.46%        13%
For the Year Ended December 31, 2005...    2.01%        95,160         0.59%          0.77%           3.26%        16%
For the Year Ended December 31, 2004...    2.35%        88,706         0.68%          0.85%           3.19%        11%
For the Year Ended December 31, 2003...    3.71%        72,127         0.79%          0.93%           3.39%        10%
For the Year Ended December 31, 2002...    8.79%        55,992         0.79%          0.97%           3.58%        13%

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                       Net Asset             Net Realized  Distributions               Net Asset
                                        Value,      Net     and Unrealized   from Net    Distributions  Value,
                                       Beginning Investment Gain (Loss) on  Investment       from       End of
                                        of Year  Income(a)   Investments      Income     Capital Gains  Period
                                       --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $ 9.87     $0.16        $(0.18)       $(0.15)       $   --      $ 9.70
For the Year Ended December 31, 2006..    9.88      0.30          0.01         (0.30)        (0.02)       9.87
For the Year Ended December 31, 2005..   10.12      0.29         (0.18)        (0.29)        (0.06)       9.88
For the Year Ended December 31, 2004..   10.30      0.29         (0.09)        (0.29)        (0.09)      10.12
For the Year Ended December 31, 2003..   10.49      0.31          0.02         (0.32)        (0.20)      10.30
For the Year Ended December 31, 2002..   10.03      0.32          0.59         (0.35)        (0.10)      10.49

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    9.85      0.17         (0.17)        (0.17)           --        9.68
For the Year Ended December 31, 2006..    9.86      0.33          0.01         (0.33)        (0.02)       9.85
For the Year Ended December 31, 2005..   10.10      0.32         (0.18)        (0.32)        (0.06)       9.86
For the Year Ended December 31, 2004..   10.28      0.32         (0.09)        (0.32)        (0.09)      10.10
For the Year Ended December 31, 2003..   10.45      0.34          0.04         (0.35)        (0.20)      10.28
For the Year Ended December 31, 2002..   10.02      0.38          0.53         (0.38)        (0.10)      10.45

*  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                        Ratio to Average Net Assets of:
                                                                  ------------------------------------------
                                                                  Expenses, net                 Net Investment
                                                                    of waiver   Expenses, prior Income Net of
                                         Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                       Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                       Return(b)  (000's omitted)   New York       New York        New York      Rate
                                       ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   (0.18)%     $    576         0.94%*         0.94%*          3.12%*        9%
For the Year Ended December 31, 2006..    3.18%         1,404         0.94%          0.94%           3.06%        26%
For the Year Ended December 31, 2005..    1.17%         1,667         0.94%          0.94%           2.95%        41%
For the Year Ended December 31, 2004..    1.98%         2,380         1.01%          1.02%           2.87%        31%
For the Year Ended December 31, 2003..    3.19%         2,847         1.04%          1.04%           2.97%        36%
For the Year Ended December 31, 2002..    9.28%         2,897         1.04%          1.05%           3.44%        34%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   (0.05)%      207,693         0.69%*         0.69%*          3.40%*        9%
For the Year Ended December 31, 2006..    3.44%       216,194         0.69%          0.69%           3.32%        26%
For the Year Ended December 31, 2005..    1.42%       247,252         0.69%          0.69%           3.21%        41%
For the Year Ended December 31, 2004..    2.23%       267,177         0.76%          0.77%           3.12%        31%
For the Year Ended December 31, 2003..    3.65%       277,390         0.79%          0.79%           3.22%        36%
For the Year Ended December 31, 2002..    9.24%       281,046         0.79%          0.79%           3.70%        34%

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

                                                       Net Asset             Net Realized  Distributions Net Asset
                                                        Value,      Net     and Unrealized   from Net     Value,
                                                       Beginning Investment Gain (Loss) on  Investment    End of
                                                       of Period Income(a)   Investments      Income      Period
                                                       --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)....  $10.33     $0.21        $(0.25)       $(0.20)     $10.09
For the Year Ended December 31, 2006..................   10.00      0.38          0.33         (0.38)      10.33
For the Period December 30, 2005* through December 31,
 2005.................................................   10.00        --            --            --       10.00

*  Commencement of investment operations.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(1)Less than $1,000.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

                                                                        Ratio to Average Net Assets of:
                                                                  -----------------------------------------
                                                                                                Net Investment
                                                                  Expenses, net                 Income, Net of
                                                                    of waiver   Expenses, prior     Waiver
                                         Total      Net Assets,     from The    to waiver from     from The    Portfolio
                                       Investment  End of Period     Bank of      The Bank of      Bank of     Turnover
                                       Return(b)  (000's omitted)   New York       New York        New York      Rate
                                       ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   (0.36)%      $7,599          0.79%**        1.83%**         4.02%**      38%
For the Year Ended
 December 31, 2006....................    7.37%        7,357          0.79%**        2.34%**         3.96%**      68%
For the Period December 30, 2005*
 through December 31, 2005............      --            --/(1)/       --             --              --         --

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                       Net Asset             Net Realized  Distributions                Net Asset
                                        Value,      Net     and Unrealized   from Net    Distributions   Value,
                                       Beginning Investment Gain (Loss) on  Investment       from        End of
                                       of Period Income(a)   Investments      Income     Capital Gains   Period
                                       --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Investor Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $10.25     $0.23        $(0.16)       $(0.25)       $   --       $10.07
For the Year Ended December 31, 2006..   10.37      0.45         (0.07)        (0.50)           --        10.25
For the Year Ended December 31, 2005..   10.65      0.41         (0.22)        (0.47)           --        10.37
For the Year Ended December 31, 2004..   10.73      0.41          0.01         (0.50)           --/(1)/   10.65
For the Year Ended December 31, 2003..   10.86      0.36          0.01         (0.49)        (0.01)       10.73
For the Period September 27, 2002*
 through December 31, 2002............   10.78      0.11          0.09         (0.11)        (0.01)       10.86

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   10.26      0.25         (0.17)        (0.26)           --        10.08
For the Year Ended December 31, 2006..   10.38      0.47         (0.07)        (0.52)           --        10.26
For the Year Ended December 31, 2005..   10.66      0.43         (0.21)        (0.50)           --        10.38
For the Year Ended December 31, 2004..   10.74      0.42          0.02         (0.52)           --/(1)/   10.66
For the Year Ended December 31, 2003..   10.87      0.38          0.01         (0.51)        (0.01)       10.74
For the Year Ended December 31, 2002..   10.42      0.46          0.54         (0.54)        (0.01)       10.87

*  Commencement of investment operations.
** Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                        Ratio to Average Net Assets of:
                                                                  -----------------------------------------
                                                                  Expenses, net                 Net Investment
                                                                    of waiver   Expenses, prior Income Net of
                                         Total      Net Assets,     from The    to waiver from   Waiver from   Portfolio
                                       Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                       Return(b)  (000's omitted)   New York       New York        New York      Rate
                                       ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Investor Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    0.70%      $    341         0.60%**        0.76%**         4.61%**       13%
For the Year Ended December 31, 2006..    3.77%           230         0.60%          0.78%           4.42%         30%
For the Year Ended December 31, 2005..    1.85%           203         0.60%          0.79%           3.88%        114%
For the Year Ended December 31, 2004..    4.00%            92         0.60%          0.86%           3.77%         73%
For the Year Ended December 31, 2003..    3.46%           108         0.60%          0.89%           3.38%        131%
For the Period September 27, 2002*
 through December 31, 2002............    2.00%            19         0.58%**        0.91%**         4.05%**      149%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    0.82%        89,148         0.35%**        0.51%**         4.85%**       13%
For the Year Ended December 31, 2006..    4.03%        85,871         0.35%          0.53%           4.67%         30%
For the Year Ended December 31, 2005..    2.10%        90,402         0.35%          0.54%           4.09%        114%
For the Year Ended December 31, 2004..    4.25%        93,791         0.35%          0.61%           4.00%         73%
For the Year Ended December 31, 2003..    3.69%       149,107         0.35%          0.62%           3.53%        131%
For the Year Ended December 31, 2002..    9.95%       128,173         0.35%          0.71%           4.45%        149%

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The seven series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, (the "Core Bond Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares), and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Municipal Enhanced Yield Fund--To provide investors with a high level of current income that is exempt from federal income tax and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Swaps

  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Core Bond Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

  Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(G) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(H) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(I) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(J) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other transactions With affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                 % of Average
                               Daily Net Assets
                               ----------------
Core Bond Fund................      0.50%
High Yield Fund...............      0.60%*
Intermediate Government Fund..      0.50%
Intermediate New York
 Tax-Exempt Fund .............      0.50%
Intermediate Tax-Exempt Fund .      0.50%
Municipal Enhanced Yield Fund.      0.50%
U.S. Bond Market Index Fund...      0.20%

*The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

  Except for the High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York. The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  The Municipal Enhanced Yield Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"). The Advisor, not the Fund pays GW&K a sub-advisory fee for its services rendered to the Fund.

  The Bank of New York serves as the Fund's administrator (the Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citi and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the six months ended June 30, 2007, the Administrator paid the following amounts to The Bank of New York under the administration agreement:

                                                     Amount
                                                    --------
                   Core Bond Fund.................. $155,987
                   High Yield Fund.................   92,236
                   Intermediate Government Fund....   47,932
                   Intermediate New York Tax-Exempt
                    Fund...........................   49,655
                   Intermediate Tax-Exempt Fund....   92,825
                   Municipal Enhanced Yield Fund...    3,203
                   U.S. Bond Market Index Fund.....   38,420

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2007, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                Class A Institutional
                Shares     Shares
                ------- -------------
Core Bond Fund.  0.94%      0.69%
High Yield Fund  1.14%      0.89%

                      Class A    Institutional
                      Shares        Shares
                   ------------- -------------
Intermediate
 Government
 Fund.............     0.90%         0.65%
Intermediate New
 York Tax-Exempt
 Fund.............     0.84%         0.59%
Intermediate Tax-
 Exempt Fund......     1.04%         0.79%
Municipal Enhanced
 Yield Fund.......       N/A         0.79%

                   Institutional   Investor
                      Shares        Shares
                   ------------- -------------
U.S. Bond Market
 Index Fund.......     0.35%         0.60%

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the average annual daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the six months ended June 30, 2007:

                                                     Class A
                                                  -------------
                                                    Front-End
                                                  Sales Charges
                                                  -------------
                 Core Bond Fund..................    $    4
                 High Yield Fund.................        13
                 Intermediate Government Fund....       754
                 Intermediate New York Tax-Exempt
                  Fund...........................     2,273

4. Securities Lending

  The Core Bond, High-Yield and U.S. Bond Market Index Funds may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the six months ended June 30, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                          Core Bond Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $213,444,896 $212,734,544
                 All Others.........   45,567,010   54,177,702

                                          High Yield Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $         -- $         --
                 All Others.........  132,521,832  117,549,117

                                           Intermediate
                                          Government Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $ 13,652,772 $ 11,123,510
                 All Others.........           --           --

                                       Intermediate New York
                                          Tax-Exempt Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $         -- $         --
                 All Others.........   10,332,727    6,769,539

                                           Intermediate
                                          Tax-Exempt Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $         -- $         --
                 All Others.........   18,835,319   23,026,094

                                     Municipal Enhanced Yield
                                               Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $         -- $         --
                 All Others.........    3,085,279    2,726,365

                                      U.S. Bond Market Index
                                               Fund
                                     -------------------------
                                      Purchases      Sales
                                     ------------ ------------
                 US Gov't Securities $ 15,743,271 $  7,509,585
                 All Others.........    4,839,211    3,566,634

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                 Core Bond Fund.......  $  809,099     2012
                                         1,993,728     2013
                                         4,948,247     2014
                 High Yield Fund......   1,917,623     2013
                                         4,914,943     2014
                 Intermediate
                  Government Fund.....     261,062     2008
                                           257,446.    2012
                                            27,790     2013
                                           912,023     2014
                 Intermediate New York
                  Tax-Exempt Fund.....       2,813     2014
                 Municipal Enhanced
                  Yield Fund..........       3,991     2014
                 U.S. Bond Market
                  Index Fund..........     289,752     2012
                                           334,547     2013
                                         1,274,187     2014

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Government Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $79,824, $457,226, $70,689 and $20,027, respectively, during 2006.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

                                              *Distributions Paid From:
                                         -----------------------------------
                                                        Net        Total
                                                     Long-Term    Taxable
                                          Ordinary    Capital  Distributions
                                           Income      Gains       Paid
                                         ----------- --------- -------------
   Core Bond Fund....................... $17,260,163       --   $17,260,163
   High Yield Fund......................  13,428,165       --    13,428,165
   Intermediate Government Fund.........   5,630,784       --     5,630,784
   Intermediate New York Tax-Exempt Fund          -- $ 31.840        31.840
   Intermediate Tax-Exempt Fund.........      33,289  332,297       365,586
   U.S. Bond Market Index Fund..........   4,381,290       --     4.381,290

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $3,870,847, $7,696,983 and $198,754, respectively.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                         Undistributed Undistributed             Accumulated      Unrealized             Total
                           Ordinary      Long-Term   Accumulated Capital and    Appreciation/         Accumulated
                            Income     Capital Gains  Earnings   Other Losses   (Depreciation)     Earnings/(Deficit)
                         ------------- ------------- ----------- ------------ --------------       ------------------
Core Bond Fund..........   $159,474            --     $159,474   $(8,001,078)  $(7,432,120)/1,2,3/    $(15,273,724)
High Yield Fund.........      3,546            --        3,546    (7,289,792)    1,788,655/1,2/         (5,497,591)
Intermediate Government
 Fund...................         --            --           --    (1,584,500)   (1,498,540)/1,2/        (3,083,040)
Intermediate New York
 Tax-Exempt Fund .......         --            --           --        (2,813)    2,130,624/2/            2,127,811
Intermediate Tax-Exempt
 Fund...................         --      $271,922      271,922            --     2,727,146/2/            2,999,068
Municipal Enhanced Yield
 Fund...................         --            --           --        (3,991)      167,491                 163,500
U.S. Bond Market Index
 Fund...................         71            --           71    (1,918,513)   (1,317,011)/1,2/        (3,235,453)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to gains/losses on certain derivative instruments.

7. Written Option Activity

  During the six months ended June 30, 2007, there were no transactions in written options.

8. Future Contracts

  The Core Bond Fund enters into futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                        Undistributed     Undistributed
                                        Net Investment    Capital Gains/    Paid in
                                            Income     (Accumulated Losses) Capital
                                        -------------- -------------------- -------
Core Bond Fund.........................   $1,415,735       $(1,415,735)        --
High Yield Fund........................    1,640,215        (1,640,215)        --
Intermediate Government Fund...........      925,049          (925,049)        --
Intermediate New York Tax-Exempt Fund .            1                85       $(86)
Intermediate Tax-Exempt Fund ..........      (32,817)           32,817         --
U.S. Bond Market Index Fund............      400,957          (400,957)        --

10. Concentration of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 19% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

11. New Accounting Pronouncements

  In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of June 30, 2007, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Information about Advisory and Sub-advisory Agreements (Unaudited)

    At a meeting held on May 16, 2007, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser, the Sub-Advisory Agreement with Gannett Welsh & Kotler LLC, which is a subsidiary of The Bank of New York, and the Sub-advisory Agreement with Seix Advisors, which is not affiliated with The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-advisers, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged benchmark index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-advisers;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other comparable investment companies;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's and Sub-advisers' policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


       8.other fall-out benefits which the Adviser, Sub-advisers and their affiliates receive from their relationships with the Portfolios;

       9.information about fees charged by the Adviser and Sub-advisers to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Sub-advisers; and
      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Sub-advisers based on their experience as directors and the responses and materials provided by the Adviser and the Sub-Advisers in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. The directors determined that the overall arrangements between each Portfolio and the Adviser or Sub-adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-advisers

    The directors noted that, under the Agreements, the Adviser and Sub-advisers, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs continue to be refined and enhanced. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to various regulatory compliance

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)

issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements and that such services were appropriate and consistent with the terms of each of the Investment Advisory Agreements.

    The directors also considered the scope and quality of services provided by each Sub-adviser under its Sub-advisory Agreement including its responsibility for compliance matters with respect to Portfolios managed by it and concluded that such services were appropriate and consistent with the terms of each of the Sub-Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    The directors reviewed the information provided by the Adviser and the independent consultant concerning the Adviser's profitability from providing investment advisory and administration services to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio. The directors recognized that it is difficult to make comparisons of profitability derived from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. The directors did not consider the separate profitability of the Sub-adviser because the fees paid to the Sub-adviser were negotiated by the Adviser and are paid out of the advisory fees received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Sub-advisers benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)

other benefits described above and that the Portfolios may potentially benefit from the receipt of these services by the Adviser.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as provided by the independent consultant ("Peer Category") and as provided by an independent data provider ("Data Provider Category"). The directors also considered the investment results for each Portfolio as compared with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, the directors reviewed information showing performance of each Portfolio compared to the funds in its Peer Category for the 1- and 3-year periods ended December 31, 2006, to funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2006 and compared to an appropriate securities index over comparable periods. Among other considerations, they noted the following:

    Core Bond Fund. The directors noted that 1- and 3-year performance of the Core Bond Fund lagged its Peer Category median but that the Adviser had taken steps to improve performance.

    High Yield Fund. The directors noted that the 1- and 3-year performance of the High Yield Fund lagged that of its Peer Category median. The directors considered the Sub-adviser's investment focus on higher-rated bonds (i.e., BB and B-rated bonds) within the high-yield universe, and the Sub-adviser's view that the out-performance of such bonds by lower-rated bonds (e.g., C and D) since the Fund's inception has been an anomaly.

    Intermediate Government Fund. The directors noted that, although the 1-year performance of the Intermediate Government Fund lagged its Peer Category median, the 3-year performance outperformed its Peer Category median. The directors also noted the Adviser's statement that the Fund's portfolio manager has consistently performed well as compared to the Fund's benchmark.

    Intermediate New York Tax-Exempt Fund. The directors noted that the 1- and 3-year performance of the Intermediate New York Tax-Exempt Fund lagged that of its Peer Category median, but also noted the Adviser's statement that the Fund's performance was ranked in the first quartile for the 1- and 3-year periods as compared to funds in the Data Provider Category.

    Intermediate Tax-Exempt Fund. The directors noted that the 1- and 3-year performance of the Intermediate Tax-Exempt Fund lagged that of its Peer Category median. The directors also noted the Adviser's statement that the Fund has emphasized higher quality bonds during a period where lower quality bonds have outperformed.

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


    Municipal Enhanced Yield Fund. The directors noted that the 1-year performance of the Municipal Enhanced Yield Fund exceeded that of its Peer Category median.

    U.S. Bond Market Index Fund. The directors noted that the 1- and 3-year performance of the U.S. Bond Market Index Fund lagged that of its Peer Category median. The directors noted the Bank's statement that the Fund's performance compares favorably with that of the Lehman Aggregate Bond Index for the 1-, 3- and 5-year periods ending December 31, 2006.

    The directors concluded that the performance of the Adviser and each Sub-Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support the approval of the Agreements.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons among investment advisers regarding their advisory fees because there are variations in the types and levels of services provided by various advisers.

    The directors also considered the fees the Adviser and Sub-advisers charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. The directors were also mindful that, for many of the Portfolios, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Portfolios. The directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of funds within the relevant Peer Category as well as with a larger group of similar funds of competitors in similar distribution channels and in the Data Provider Category. The directors concluded that the advisory fees and total expense ratio of each Portfolio were reasonable in relation to the nature and quality of the services provided by the Adviser and each Sub-Adviser, as applicable.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 reductions in administration fees, which affect all Portfolios. The directors concluded that the extent to which economies of scale were expected to be shared with the Portfolios supported the approval of the Investment Advisory Agreements.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                  Principal Occupations
     Directors         Position                   During Past Five Years
     ---------         --------                   ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents Corporation,
                    Board           1981 to Present; Chairman of the Board, President
                                    and Chief Executive Officer, Industrial Petro-
                                    Chemicals, Inc., 1981 to Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present; Member,
  1952.............                 Board of Directors, Tiffany & Co., 1995 to Present;
                                    Vice Chairman, Tiffany & Co., 1999 to 2003.

Karen Osar......... Director        Retired; formerly Executive Vice President and
  1949.............                 Chief Financial Officer, Chemtura, Inc., 2004 to
                                    2007; Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial Officer,
                                    Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005; President,
                                    Chief Financial Officer and Chief Operating
                                    Officer, Insight Communications, 2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948.............                 Officer, Comcast Corporation, 1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The Bank
  1939.............                 of New York, 1994 to 2003.

                                                           Principal Occupations
       Officers              Position                      During Past Five Years
       --------              --------                      ----------------------
Joseph F. Murphy....... President and       Managing Director, The Bank of New York, since
  1963................. Chief Executive     April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999 to
  1965................. Principal Financial Present.
                        Officer

Ellen Kaltman ......... Chief Compliance    Managing Director, Compliance, The Bank of New
  1948................. Officer             York, 1999 to Present.

Jennifer English**..... Secretary           Counsel, Legal Administration Services, Citi Fund
  1972.................                     Services Ohio, Inc., 2005 to Present; Assistant Vice
                                            President and Assistant Counsel, PFPC Inc., 2002
                                            to 2005.

Molly Martin Alvarado** Assistant Secretary Paralegal, Citi Fund Services Ohio, Inc., 2005 to
  1967.................                     Present; Blue Sky Corporate Legal Assistant, Palmer
                                            & Dodge LLP, 1999 to 2005; Business Law Legal
                                            Assistant Coordinator, Palmer & Dodge LLP, 2002
                                            to 2005.



* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
**The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
  Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219


                                                                BNY-SAR-FI 6/07

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   GLOBAL REAL ESTATE SECURITIES FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2007. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The first six months of 2007 were again a period of volatility in the U.S. equity markets. Stocks rose quite steadily early in the period, but then experienced an abrupt, steep decline at the end of February, when negative developments in the Chinese equity market and in U.S. durable goods orders spooked investors. Further negative sentiment crept into the market during the first quarter, as concerns rose that softness in the U.S. real estate market, increasing mortgage delinquencies, and spillover from difficulties in the subprime mortgage market would take a toll on the domestic economy.

In the spring, however, a more positive tone reasserted itself. Corporate earnings reports came in stronger than expected, and the impact from the various challenges in the real estate and mortgage arena proved to be much less than many had anticipated. This buoyed stocks through April and May. By early June, however, the multiple areas of concern facing U.S. investors once again weighed on the equity markets, with the result being negative performance for that month, although returns for the six months were firmly in the positive range. Over the six months, interest from private equity investors as well as merger and acquisition activity continued to play a meaningful role in the markets.

Over the period, large-cap stocks slightly outperformed small caps. This marked a mild reversal, as small caps had outperformed their large-company counterparts for several years. In a slight twist, however, mid-cap stocks offered the strongest performance. Reflecting another change after a multi-year trend, growth stocks outperformed value stocks across all market capitalizations over the six months.

The outlook for U.S. equities in the months ahead remains uncertain. Although long-term rates did rise during the period, the outlook for interest rates and inflation is generally tame. Energy prices remain high, though, and the ultimate shakeout from weakness in the housing market and difficulties with subprime borrowers and lenders remains to be seen. Both of these factors could put a crimp in consumer spending, which is responsible for the majority of economic activity in the U.S. Nonetheless, while the tone of the markets may have grown more cautious, positive sentiment still appears to outweigh negative among domestic equity investors.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned 6.96%. The Russell 2000(R) Index of small-cap stocks posted a total return of 6.46% for the same period.

International markets offered strong performance over the six months, outpacing the major U.S. equity indexes. As in the U.S., though, the path was not always smooth, with a generally strong start in the first two months of the year, followed by a sharp pullback at the end of February. Again, concerns that a weak housing market and problems with subprime loans would hurt U.S. consumers, in this case reducing their demand for imported goods, drove the downturn. China's precipitous single-day drop of 9% in February was also fueled in part by concerns that that market was becoming overheated. Indeed, for the six months, returns for China were well in the double digits. In the spring, emerging markets led the charge for international stocks, moving past their February declines to surge ahead of developed market indexes.

Toward the end of June, fears about rising global interest rates, the potential for inflation given strong economic growth in global markets, and the remaining potential for repercussions from difficulties in the U.S. subprime mortgage market all lent a note of uncertainty to global markets, even as they continued to post solid returns. The U.S. Dollar remained weak against major foreign currencies, raising some concerns but also boosting returns for dollar-based investors.

For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index(R)--which reflects returns after currency conversions--returned 10.74%, outpacing major domestic equity indexes.

The fixed-income markets were marked by a lack of action at the shorter end of the yield curve, and quite a bit of it at the longer end. Over the six months, the Federal Reserve and Chairman Ben Bernanke held the federal funds target rate steady at 5.25%, where it has now stood for a year. Early in the year, many observers believed the Federal Reserve had raised rates sufficiently to keep inflation at bay, while keeping them low enough to keep the economy growing at a healthy, sustainable level. For a time, prices in the fixed-income market reflected the belief held by many that inflation would remain low enough for the Federal Reserve to begin to lower rates later in the year.

As the period wore on, however, hopes for rate cuts were apparently dashed. Although the outlook for the U.S. economy was tempered somewhat, strong growth in international markets raised fears that inflation--and rate hikes--could be on the horizon. This helped to apply upward pressure on yields at the longer end of the maturity spectrum. The combination of a steady federal funds target rate and higher longer-term rates caused the yield curve to steepen, a profile that is more in line with historical norms than its recent flat to inverted state.

Bonds involving higher degrees of risk, such as High-Yield Corporate bonds, did well early in the year, as investors confident in the U.S. economy sought them out. As their prices appreciated, the spread, or difference in yield, between these bonds and Treasurys of comparable maturity narrowed to almost record lows. After the sharp equity market decline in late February, investors temporarily turned away from higher-risk investments, and retreated back to the safety of Treasurys. As the period progressed, however, investors became somewhat less panicky, and once again sought out Corporate issues even as their yield advantage over safer Treasury issues narrowed. Bonds from the Securitized sectors (including Asset-Backed, Mortgage-Backed, and Commercial Mortgage-Backed bonds) underperformed Corporate issues for the six months.

As the period drew to a close, investors appeared to be reconsidering their willingness to take on lower-quality, higher-risk securities. We are looking ahead to the coming six months with an element of caution, but also with confidence in the strengths that still underpin the U.S. economy and the markets. There is not yet a clear picture of how extensive the impact of the problems with subprime mortgages will be, and the situation will require careful monitoring for the foreseeable future. Economic growth around the globe remains robust; while this situation does also present some risk of inflation, it could create tremendous opportunities for companies both in the U.S. and abroad.

Whatever may happen in the months to come, you can be assured that the guiding philosophy underlying the management of your assets will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

 LOGO
Joseph F. Murphy
Managing Director
President, BNY Hamilton Funds
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers........... Page   5

Fees and Expenses.............       30

Portfolio Summaries...........       33

Schedule of Investments.......       38

Industry Diversification......       48

Statements of Assets and
 Liabilities..................       80

Statements of Operations......       84

Statements of Changes in Net
 Assets.......................       86

Financial Highlights..........       92

Notes to Financial Statements.      110

Information about Advisory and
 Sub-advisory Agreements......      121

Directors and Officers........      126

BNY Hamilton Global Real Estate Securities Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Todd Bridell, CFA and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Over the six months, concerns about weakness in the U.S. subprime mortgage market led to negative sentiment about, and general softness in the market for, global Real Estate Investment Trusts. These concerns were heightened after Moody's and Standard & Poor's downgraded U.S. residential mortgage-backed securities. Nonetheless, we believe that the problems in the subprime market have little to no impact on global real estate securities and that the fundamentals of global real estate remain solid, even in the face of rising interest rates.

   Private equity and corporate merger and acquisition activity provided some support for stock prices during the period. After the Blackstone Group's blockbuster acquisition of Sam Zell's Equity Office Properties earlier this year, the deal flow continued unabated. New deals highlighted the global flow of capital, with activity in North America, Europe, and Australia. Our strategy has been to focus on finding prospective holdings with the best management teams and the strongest strategies, not to seek out investments that could be targets for acquisition. That said, in choosing holdings for the portfolio we do consider the likelihood that a company might be taken private or bought by another public company. Because these deals are typically closed at notable premiums, they can provide significant value to our investors.

   While M&A activity remained hot, IPO activity slowed during the period. A few planned initial public offerings in the U.K. and elsewhere in Europe were actually canceled due to poor market conditions.

Q. How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the period from the Fund's inception on December 29, 2006 through June 30, 2007, the Fund returned 0.31% for Institutional Shares. Over the same period, the FTSE EPRA/NAREIT Global Real Estate Securities Index posted a return of 0.01%.

   Regionally, the portfolio's overweighting in Singapore was beneficial, as that market strongly outperformed the index over the first half of the year. This positive contribution was offset, however, by an underweighting in Japan, another market boasting very strong performance during the period. In addition, our security selection in Japan had negative impact on returns. Individual selections in Hong Kong and Canada, however, were especially strong.

Q. Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: In the first half of 2007, performance varied widely across regions. The portfolio's Hong Kong stocks, for example, returned 38% over the period, and accounted for the Fund's top three performers: Shenzhen Investments (up 90%), Hang Lung Properties (up 39%), and China Resources Land (up 28%).

   At the other end of the spectrum, our U.K. holdings were the weakest spot in the portfolio. British Land (down by 21%), Land Securities (down by 23%), and Capital & Regional (down by 24%) all suffered significant losses during the period. This underperformance does, however, follow on the heels of a very good 2006, when U.K. property stocks as a whole returned 46%.

Q. Given market conditions, how did you apply the Fund's management strategy?
A: Our goal is to build a portfolio of real estate securities that provides investors with attractive risk-adjusted returns. To this end, we continue to focus our investments on those companies we believe offer exposure to strong fundamentals at attractive valuations.

   Income-oriented investors increasingly find bonds more attractive than property stocks, while higher financing costs are putting upward pressure on capitalization rates. (Capitalization or cap rates are a general indication of the return an investor expects to receive on his or her investment.) For these reasons, in selecting securities we are very focused on capital structure and the potential impact of rising interest rates on a company's balance sheet.

Q. What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: This is a time of dynamic change in the real estate securities market. Real
   Estate Investment Trusts are becoming increasingly popular around the world, spurred by a healthy global economy that is supportive of conditions in the real estate market. Rapid growth in emerging markets, especially in Asia, is another positive trend.

   We are excited about the tremendous opportunities we see in global real estate, but we are also mindful that significant risks do remain in this sector. For that reason, we are balancing our pursuit of performance with risk management, with the goal of creating a portfolio that provides returns that are attractive on a risk-adjusted basis.

                                                                        TRAILING   TRAILING
                                                      YEAR   TRAILING   3 YEARS    5 YEARS     SINCE
Period Ended June 30, 2007                           TO DATE 12 MONTHS ANNUALIZED ANNUALIZED INCEPTION
BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
(INSTITUTIONAL SHARES)                                0.31%      N/A        N/A        N/A     0.31%
------------------------------------------------------------------------------------------------------
BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND FUND
(CLASS A SHARES)                                     -5.19%      N/A        N/A        N/A    -5.19%
------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT GLOBAL REAL ESTATE SECURITIES INDEX  0.01%   25.44%     27.73%     24.12%     0.01%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO

OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.25% of its average daily net assets and of Class A Shares to 1.50% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses note been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is December 29, 2006.

The FTSE EPRA/NAREIT Global Real Estate Securities Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any index.

BNY Hamilton International Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Overall, the market environment for international equities was strong during the first half of 2007. Although there were concerns that weakness from the U.S. housing sector and subprime mortgage lenders could spill over into other markets, such a scenario did not materialize. Inflation remained at moderate levels, and the U.S. dollar continued to weaken against the Euro and British Pound. In this environment, Nordic countries posted strong returns across the board, while Australia and New Zealand significantly outperformed the index.

   Currency played a large role on individual country performances. The strong Euro enhanced local-market returns in Portugal, Germany, and Finland by more than 1.5 percentage points. In Japan, the weak Yen reduced local-market returns by more than 4.5 percentage points.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 9.70% for Institutional Shares for the six months ended
   June 30, 2007. The MSCI EAFE Index(R) returned 10.74% for the same period.

   The Fund's underperformance relative to its benchmark largely reflects the costs involved in operating an international fund--costs that an index does not incur. The Fund seeks to operate efficiently by investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities traded on U.S. exchanges that represent shares of foreign-based companies, and are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and we believe it should have a positive impact on total returns.

Q: Could you describe which countries performed well, and those that didn't, during the period?
A: Denmark, Finland, Norway, and Sweden all outperformed the index. Finland and Norway were particularly strong performers among the Nordic countries. Japan was one of the weakest-performing countries in the index, in part because of concerns that interest rates may be on the rise in that market.

   Our index-oriented approach means that we do not actively seek to overweight or underweight specific stocks, sectors, or countries in managing the portfolio.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE Index(R) (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for changing market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Exposure to international markets has proved to be beneficial in recent periods. Increasingly, we are seeing international markets move independently of the U.S., enhancing the diversification benefit of global investing.

   Over the period, weakness in the U.S. Dollar enhanced the performance of securities from Euro-based markets. Given the current strong momentum behind the Euro, there is reason to anticipate that this currency effect could work to the advantage of dollar-based investors going forward.

   As noted above, we do not seek to anticipate or respond to short-term market conditions, so we do not intend to make major shifts in the composition of the portfolio. Our efficient, cost-effective approach to building a well-diversified fund is designed to achieve market returns over time with reduced transaction costs.

Note: Returns for BNY Hamilton Funds are after fees.

                                                          TRAILING   TRAILING   TRAILING
                                        YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007             TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND
(INSTITUTIONAL SHARES)                  9.70%   25.35%     20.36%     15.05%     5.92%
-----------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY FUND
(CLASS A SHARES)                        3.81%   18.48%     17.94%     13.52%     5.12%
-----------------------------------------------------------------------------------------
MSCI EAFE(R) INDEX                     10.74%   27.00%     22.26%     17.73%     7.66%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: With the S& P 500(R) Index reaching an all-time closing high in early
   June--continuing a bull run that began in late 2002--U.S. equities delivered strong returns during the first half of 2007. These results were only achieved, however, with significant volatility. The index rose steadily for most of the first two months of the year, but slid 3.5% on February 27; this decline was sparked by sharp declines in the China Shanghai Stock Exchange and in U.S. durable goods orders. This event was quickly followed by further declines, which reflected concerns that a soft housing market, rising mortgage delinquencies, and difficulties in the subprime mortgage market would ultimately have negative impact on consumer spending and the economy.

   Stronger than expected first-quarter earnings reports and less bad news on housing and mortgages pushed equity markets higher during April and May. By early June, however, signs of a stronger economy pushed 10-year Treasury yields to nearly a five-year high, bringing the relative value of equities into question. In addition, the impact of higher interest rates and lower home prices weighed on subprime loans and the stock market during June, causing the major indexes to dip for the month.

   For the first half of the year, growth stocks outperformed value stocks across all market capitalizations. Overall, mid-cap stocks delivered the best returns, beating both large and small caps. The two best performing sectors in the S&P 500 were Energy and Materials, which were driven by rising commodity prices. Financial Services and Consumer Discretionary were the worst-performing sectors; they suffered from fears that weakness in the housing market and problems among subprime mortgage issuers and borrowers would spill over into other areas of the economy.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 7.95% for Institutional Shares for the six months ended
   June 30, 2007. This compared with a 6.96% return for the broad-based S&P 500(R) Index over the same period.

   The Fund's outperformance relative to the S&P 500(R) Index was attributable to individual stock selection in the Industrial and Information Technology sectors, and to an overweighting in the Energy sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: In the first six months of 2007, the best-performing sectors for the Fund were Industrials, Information Technology, and Energy. The Industrials sector was driven by industrial equipment manufacturer Caterpillar, farm equipment producer Deere, and industrial machinery manufacturer Illinois Tool Works. These stocks benefited from robust demand for heavy equipment as a result of the continued global economic expansion.

   Energy stocks, particularly oilfield services companies Schlumberger and Baker Hughes, and oil equipment manufacturer Grant Prideco were sharply higher for the six months. Current drilling activity, and thus demand for oil services, has remained high due to the rally in commodity prices since January.

   Financial Services stocks were among the biggest disappointments for the period, as these stocks reflected worries about rising interest rates and the credit risks posed by subprime mortgages and credit derivatives. Money center banks including Citigroup, Wachovia, and Bank of America, as well as investment broker Merrill Lynch, were among the Fund's worst performers.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our most significant strategic shift was reducing the Fund's exposure to the Financial Services sector and increasing our weighting in Information Technology stocks. With the Federal Reserve unlikely to lower interest rates in the near future and the full extent of subprime mortgage problems as yet unknown, we don't believe the conditions are in place for the Financial Services sector to offer the superior relative earnings growth we seek.

   On the other hand, we have purchased companies in the Technology sector that we believe are positioned to experience strong earnings growth driven by secular or cyclical factors. Companies that are benefiting from secular trends include software developers, which can benefit from rising use of Internet bandwidth, and makers of innovative technology products for the consumer market. Semiconductor companies, to which we have increased the Fund's exposure, are enjoying a cyclical recovery after purging excess inventories from the supply chain over the past year.

   Although we maintained the Fund's allocation to the Health Care sector, we made a number of changes among our holdings. We sold several stocks in biotechnology and medical devices that had reached our price targets. In their place, we added companies in health care services, which generate consistent earnings growth and are not vulnerable to the risks of patent expiration or the FDA's drug approval process. The latter has become a significant hurdle for large Pharmaceutical companies.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the face of credit and interest-rate uncertainties, we believe it's advisable to concentrate on companies that are attractively valued and have the potential to deliver superior earnings growth. At this point, it appears to us that these opportunities can be found in the Industrial, Energy, and Information Technology sectors. Caution seems particularly appropriate with respect to the Financial Services sector. High levels of global liquidity encouraged lenders to ease credit standards for borrowers, and we believe the potential fallout from lax underwriting has yet to be fully realized.

   Economic development is raising standards of living and driving consumer demand in emerging markets. This in turn is spurring expanded investments in infrastructure in those countries. These trends are likely to drive global economic growth regardless of worries about a slowdown in the U.S., and are likely to benefit commodities producers and companies manufacturing durable goods such as heavy machinery.

   Similarly, we also see opportunity in the Information Technology sector. In emerging markets, the relatively young and rapidly growing populations present a strong opportunity; this age group is eager to adopt newer technologies such as cell phones and computers. In developed markets, more recent innovations such as Apple's iPhone and Microsoft's Vista operating system are likely to be key to driving demand.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP EQUITY FUND (INSTITUTIONAL SHARES)  7.95%   20.66%     12.77%     10.02%     6.60%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP EQUITY FUND (CLASS A SHARES)        2.11%   14.03%     10.49%      8.56%     5.75%
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           6.96%   20.59%     11.69%     10.70%     7.13%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: With the S&P 500(R) Index reaching an all-time closing high in early
   June--continuing a bull run that began in late 2002--U.S. equities delivered strong returns during the first half of 2007, though there was a bumpy ride along the way. After rising steadily for most of the first two months of the year, the index slid 3.5% on February 27 after sharp declines in the China Shanghai Stock Exchange and U.S. durable goods orders. All major stock market indexes participated in this pullback, which was quickly followed by further declines in response to concerns that rising mortgage delinquencies and difficulties in the subprime mortgage market would portend weakness in consumer spending and the overall economy.

   Better-than-expected first-quarter earnings reports, and less-than-expected bad news on housing and mortgages, combined to push equity markets higher during April and May. By early June, however, signs of a stronger economy pushed 10-year Treasury yields to nearly a five year high, bringing the relative value of equities into question. In addition, worries about the impact on the broader economy of higher interest rates, lower home prices, and mortgage defaults weighed on the equity markets in June, causing the major indexes to dip for the month.

   For the first half of the year, the growth investment style outperformed value across all market capitalizations. Overall, mid-cap growth stocks delivered the best returns, beating both large and small caps. The two best-performing sectors in the Russell 1000(R) Growth Index were Other Energy and Materials and Processing, both of which were driven by rising commodity prices. Consumer Staples and Consumer Discretionary were the worst-performing sectors in the Index, suffering from concerns about weaker consumer spending in the wake of a softer residential real estate market.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 9.84% for Institutional Shares for the six months ended
   June 30, 2007. The Russell 1000(R) Growth Index returned 8.13% for the same period.

   Individual security selection and sector allocation were key factors in the Fund's outperformance relative to its benchmark.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Sectors in which our stock selection made positive contributions to performance included Other Energy (which includes all energy industries except for the integrated oil and gas companies), Materials and Processing, Information Technology, and Producer Durables.

   Our holdings in Other Energy were led by National Oilwell Varco and Weatherford. The rally in commodity prices during the year's first half drove higher demand for the oil services and products these companies provide.

   The Materials and Processing sector was led by Monsanto, which benefited from strong demand for its bioengineered seeds, and Praxair, which provides industrial gases and benefited from global economic expansion. Apple, Corning and EMC were the best performers in the Information Technology sector. Apple's stock appreciated in anticipation of the new iPhone launch, and Corning benefited from stable pricing and continued robust demand for the LCD glass substrates it provides. EMC, a developer of information infrastructure, rose as it took a portion of its VMware subsidiary public. VMware is the leader in the fast growing market for server virtualization software.

   Auto and Transportation and Consumer Staples were the lagging sectors for the Fund. United Parcel Service, which was our only holding in the Auto and Transportation sector, was weak after the company reduced its earnings guidance for 2007. Consumer Staples holdings Procter & Gamble, Safeway, and Colgate detracted from performance as investor interest shifted away from defensive stocks and toward those positioned to benefit more decisively from international economic growth.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We increased the Fund's weighting in the Other Energy sector, adding oilfield services companies and natural gas producers. Oilfield services companies are likely beneficiaries as rising energy prices continue to stimulate new drilling activity. At U.S. natural gas fields, the rate of reserve depletion has been accelerating.

   With the pace of U.S. GDP growth picking up in the second quarter after a slow first three months, we reduced the Fund's exposure to more defensive Consumer Staples stocks and increased our weighting in economically sensitive Consumer Discretionary companies. We believe the restaurant and retail stocks we added to the portfolio offer faster potential earnings growth at more attractive valuations than the food and household products companies they replaced.

   We also trimmed the Fund's weighting in the Financial Services sector; this move was based on our concerns that relative earnings growth in the sector is likely to be lackluster. The Federal Reserve is not expected to reduce interest rates in the near term, and the full extent of the sector's subprime mortgage difficulties remain to be seen.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the face of credit and interest-rate uncertainties, we believe it's advisable to concentrate on companies that we believe are attractively valued and have the potential to deliver superior earnings growth. At this point, it appears to us that these opportunities can be found in the Industrial, Energy, and Information Technology sectors. Caution seems particularly appropriate with respect to the Financial Services sector. High levels of global liquidity encouraged lenders to ease credit standards for borrowers, and we believe the potential fallout from lax underwriting has yet to be fully realized.

   Economic development is raising standards of living and driving consumer demand in emerging markets. This in turn is spurring expanded investments in infrastructure in those countries. These trends are likely to drive global economic growth regardless of worries about a slowdown in the U.S., and are likely to benefit commodities producers and companies manufacturing durable goods such as heavy machinery.

   Similarly, we also see opportunity in the Information Technology sector. In emerging markets, the relatively young and rapidly growing populations present a strong opportunity; this age group is eager to adopt newer technologies such as cell phones and computers. In developed markets, more recent innovations are likely to be key to driving demand.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND (INSTITUTIONAL SHARES)  9.84%   20.02%     6.26%      6.24%      4.58%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH FUND (CLASS A SHARES)        3.93%   13.31%     4.13%      4.83%      3.78%
------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX                               8.13%   19.04%     8.72%      9.29%      4.39%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class
A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Value Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and Gus Wilmerding, Managing Directors and Co-Portfolio Managers

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The equity markets surged higher through much of the first half of 2007.
   Nonetheless, there were a number of areas of concern during the period. One of these was the outlook for decelerating U.S. economic growth, even as economies in many international markets remained strong. Although the Federal Reserve did not raise short-term interest rates during the period, rates at the longer end of the yield curve did go up. Also, oil prices remained high, a boon for Energy companies but a problem for consumers paying more at the pump. During this period the growth investment style outperformed value.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 6.60% for Institutional Shares for the six months ended
   June 30, 2007. This closely tracked the broad-based S&P 500(R) Index, which returned 6.96% for the same period.

   The Fund's slight underperformance relative to its benchmark can be largely attributed to individual security selection in the Health Care sector, and to an underweighting in the strong-performing Information Technology sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The strongest-performing sector for the Fund was Industrials, an area that benefited from strong global economic growth. The weakest area was Financials, which saw many stocks punished as investors sought to sidestep any possible repercussions of the difficulties in the subprime mortgage market.

   With respect to individual securities, our best-performing stock was Texas Instruments, which rose on improved orders, a better product mix, and speculation that it may be a takeover target. Our weakest holding was beleaguered retailer J.C. Penney, which fell on news of declining same-store sales, and also suffered from concerns about the outlook for U.S. consumer spending.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the first half of 2007 we emphasized those sectors we believed were positioned to benefit from conditions at this stage of the economic cycle. These included Financials, Utilities, Telecommunications, Industrials, and Materials stocks. We underweighted stocks from more economically driven sectors, such as Information Technology and Consumer Discretionary stocks. Health Care was another area we de-emphasized in the portfolio.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: For the remainder of 2007, we anticipate slower domestic economic growth, possible interest-rate increases, and less-robust earnings figures. In our view, this outlook merits a somewhat defensive posture. As one aspect of this approach, we are maintaining a portfolio dividend yield well above that of the S&P 500. Because dividend yields add an income component to total return, they can add a level of stability to portfolio returns during times of market volatility.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                            TRAILING   TRAILING    SINCE
                                                          YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND (INSTITUTIONAL SHARES)  6.60%   15.06%     12.70%     11.52%     6.11%
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE FUND (CLASS A SHARES)        0.93%    8.79%     10.51%     10.08%     5.17%
-----------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                          6.96%   20.59%     11.69%     10.70%     2.16%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Multi-Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Even though equities were generally on an upward trajectory during the period, there were some significant challenges in the environment for stocks. Although the Federal Reserve did not raise short-term interest rates during the first half of the year, rates at the longer end of the yield curve increased, at the same time as oil prices continued to rise and earnings growth slowed. After 14 consecutive quarters of double-digit increases, earnings growth has slipped to the 6% to 7% range.

   Mortgage and housing-market woes weighed heavily on the minds of investors, who were left to wonder not only how well the financial system could cope with any shock from a collapse in the debt or derivative markets, but also whether the fallout would include a slowdown in consumer spending. Nevertheless, the Fund's holdings fared well amid these crosscurrents.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 7.10% for Class A Shares for the six months ended June 30,
   2007. For the same period, the Russell 3000(R) Index returned 7.10%.

   During the past six months, the growth investment style outperformed value. This benefited performance, as we have maintained a slight growth bias in the portfolio. Larger-capitalization issues, after trailing their smaller-cap counterparts for many years, finally outperformed smaller stocks as the economic environment turned in large caps' favor. Once again, performance benefited, as we have been increasing the Fund's holdings in larger stocks for the past year. What worked against the Fund, which emphasizes high-quality (as measured by credit ratings), consistent companies, was the market's apparent preference for lower-quality equities.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Strong individual security selection played a positive role in the Fund's performance. Our top-performing holdings benefited from strength in the Energy sector. These included Jacobs Engineering, which provides technical professional services to the infrastructure and oil and gas industries, among other areas; natural-gas company Questar; Noble Energy, which engages in the exploration, development, and production of oil and gas; and new positions Schlumberger and Weatherford International, both in oil services.

   Texas Instruments, a stock we added late in 2006, is one of our large-cap Technology holdings that did particularly well. We believe that the Technology sector, after years of struggling, offers interesting possibilities for a reversal. In keeping with this view, we recently added Internet software and services company Akamai to the Fund. Our new position in a small-cap value defense company, Ceradyne, was also an excellent performer for the first half of the year.

   Stocks that detracted from performance included residential construction company Standard Pacific and lumber company Universal Forest Products, both of which had to contend with softness in the housing market. Motorcycle producer Harley-Davidson was another weak spot for the Fund. Despite its recent difficulties, we believe that Harley-Davidson, with its multi-year growth record, will prove favorable for the Fund over the longer term.

   In terms of sectors, the Fund's best results came from an overweighting in Health Care and an underweighting in the poor-performing Financials sector. Consumer Discretionary was an underperforming sector in the Fund.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Over the period, we raised the Fund's median market capitalization. When
   Energy company Kinder Morgan was bought out by management at a premium to the share price, we used the proceeds to add large-cap Energy holdings Schlumberger and Weatherford International.

   We also sold our position in East West Bancorp, a small-cap West Coast bank, and in its place purchased the much larger Washington Mutual; we believe that this company had better value characteristics as well as a generous dividend yield that can be beneficial during times of market volatility.

   While our underweighting in Financials proved beneficial during the recent period, we think that some value has developed in the sector. We have thus added CapitalSource, a lender to small- and medium-size businesses, to the portfolio.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: We believe a few of the more obvious areas of opportunity in the marketplace today are in Housing and Financial Services. They have taken a hit in recent months due to fears about the slowdown in the housing market and difficulties in the subprime mortgage arena. At this point, though, no one knows how long these problems will continue, or how severe they will be. We also believe that infrastructure spending will remain strong for years to come, and are looking for ideas to complement our position in Jacobs Engineering. Technology spending, which has been muted for many years, may be on the verge of recovery, and thus may be an area of promise for investors.

   Numerous uncertainties remain on the horizon. It's unclear whether the U.S. economy will regain steam or slow further. Interest rates remain on hold on the short end of the yield curve, but have moved higher for longer-term issues; at this point there's no clear sign of whether future increases are on the way. The much-anticipated 2008 Presidential election is still taking shape. Geopolitical movements and perceived security threats still have the power to spark nervousness among investors and volatility in the markets.

   Our approach to coping with these areas of uncertainty is a sensible, time-tested one. We engage in careful selection of stocks for the long term, focusing on the sustainable merits of each business rather than on what other investors might do in the short run.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                       TRAILING   TRAILING   TRAILING
                                                     YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                          TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-CAP EQUITY FUND (CLASS A SHARES)  1.48%    8.91%      9.55%      8.94%     7.17%
------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) INDEX                                7.10%   20.08%     12.45%     11.53%     7.62%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund before that date reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY Hamilton S&P 500 Index Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

An Interview with Co-Portfolio Managers Kurt Zyla and Denise Krisko, Managing Directors, and Lloyd Buchanan, Robert McCormack and Todd Rose, Vice Presidents

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the first half of 2007, the U.S. economy grew at an annualized pace of just 0.7%, at its slowest rate in four years. Meanwhile, the Federal Reserve's preferred inflation measure, the core personal consumption expenditures price index, increased at an annualized rate of 1.9% in May after registering a rate of 2.4% in February. With this combination of slowing growth and slowing inflation, the Federal Reserve did not raise rates at its meeting just before the end of the period--or for that matter, at any other point in the six months.

   The housing market remained soft, as the fallout from difficulties among subprime mortgage borrowers and lenders continued to unfold. The yield on the 10-year Treasury note peaked above 5.30% before pulling back toward the end of the six months. Equities generally responded well to all of these economic data, posting solid results for the six months.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 6.73% for Institutional Shares for the six months ended June 30, 2007. This compares with a 6.96% return for the S&P 500(R) Index over the same period.

   We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period. The costs of Fund operation--expenses that do not exist in a benchmark index--account for much of the difference between the Fund's performance and that of the Index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Most major sectors posted positive results for the six months. The best-performing sector was Energy, which returned 16.28% for the period. Coming in second was Materials, which returned 15.49%.

   The weakest sector--and the only one to produce a negative return--was Financials. These stocks were down by 2.00% for the period, largely because of investors' concerns about the difficulties in the subprime mortgage market. Consumer Discretionary stocks posted positive returns, averaging 2.41%, but they were held back by concerns that weakness in the housing market and subprime mortgage problems could put a crimp in consumer spending.

   The best-performing stock in the Index was Radio Shack, which rose 97.5% for the six months as turnaround efforts produced earnings improvements. Online retailer Amazon.com came in second, with returns of 73.4% sparked by sharply higher net profit figures. The weakest stocks for the period were computer printer maker Lexmark, which declined by 32.6% over the six months due largely to weaker profit reports. Pulte Homes, the nation's second-largest homebuilder, fell 32.2% as the weaker market for homes took a toll on its earnings prospects.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We manage a fully replicated fund in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The outlook going forward is somewhat uncertain, with both positive factors and reasons for concern in evidence. While the U.S. economy shows signs of slowing, more robust growth in international markets has the potential to buoy many companies' earnings prospects. Both interest rates and inflation have remained moderate, but show some potential to rise in the months ahead.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                          TRAILING   TRAILING    SINCE
                                                        YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                             TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND (INSTITUTIONAL SHARES)  6.73%   20.16%     11.29%     10.31%     1.73%
---------------------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX FUND (INVESTOR SHARES)       6.58%   19.84%     11.00%     10.05%     1.56%
---------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                        6.96%   20.59%     11.69%     10.70%     2.16%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN

FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Core Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: The small-cap equity market faced several challenges over the past six months, yet still managed to finish the period with positive returns. The first of these challenges came in the form of higher interest rates. Although the Federal Reserve has been on hold for the year so far, fixed-income investors began to demand slightly higher returns for longer-maturity issues, putting upward pressure on rates.

   The second challenge came in the form of slower earnings growth. For 14 consecutive quarters, earnings growth registered at a hearty double-digit clip. This streak ended with the year's first quarter, as earnings growth came in at a high single-digit pace. While a great deal of strength remains outside the U.S., particularly in emerging economies, the economy here at home is working its way through a soft patch. Weakness in the housing industry is the main culprit, but many derivatives within the Consumer and Financial sectors are also experiencing slowdowns.

   Fortunately, several catalysts continue to work in the market's favor. First, interest rates remain at historically low levels, even after the increase in longer term rates over the past several months. Second, although earnings growth is slowing, strong corporate balance sheets and cash-flow generation continue to facilitate share buybacks and merger and acquisition activity. Finally, buyouts of U.S. companies are occurring at very high rates as private-equity funds proliferate and foreign enterprises find the weak U.S. Dollar has created relative bargains. Small caps tend to benefit from this environment more than larger companies, as their size makes their purchases easier to finance and their operations easier to integrate with other companies.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 6.85% for Institutional Shares for the six months ended
   June 30, 2007. The Fund's benchmark, the Russell 2000(R) Index, returned 6.46% for the same period.

   This outperformance was mainly attributable to our sector allocation, as the impact of our individual stock selection during the period was essentially neutral. In the past, we have spoken about investors' preference for lower-quality companies (as measured by credit rating) during this recent phase of the market cycle. Given the high-quality bias of our investment approach, this trend continued to hamper our relative performance in the first half of the year, as stocks rated B and lower outperformed those rated B+ or better. Had the market had a more neutral approach to quality, or had it favored higher-quality companies, we believe our stock selection would also have contributed positively to relative performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund benefited from its meaningful overweighting in Industrials, the second-strongest performing group in the Index. Additionally, our stock selection in this group was very good, as Deluxe Corp. in business services, Ceradyne in industrial products, and Toro in small tools all posted returns in excess of 25% during the period.

   The Fund had a significant underweighting in Financials, which was the weakest-performing sector in the Russell 2000 and one of only two sectors to finish the period in the red. Again, our stock selection helped performance, as we avoided many of the companies most closely tied to the subprime lending difficulties. Several of the Fund's holdings posted double-digit returns for the six months, including insurer ProAssurance Corp. and regional banks East West Bancorp and Signature Bank.

   The most troublesome sectors for the Fund during the period were Technology and Materials. Our stock selection in Technology lagged, mostly due to two underperforming stocks in scientific and technical instruments, Newport Corp. and Cognex. Although performance in Materials has been very strong of late due to cyclical growth in many commodity-oriented industries, we believe this trend is not sustainable over the three- to five-year time horizon we employ. We have thus maintained an underweighting in this area, which hurt performance over the past six months.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the long run, we believe that maintaining a commitment to consistent, high-quality companies will serve the Fund--and its shareholders--well. While we make few changes based on short-term market conditions, we do believe that the current environment, which offers few clear market leaders, requires a broader approach than we might otherwise take. We have therefore been systematically increasing the number of positions in the Fund; it has risen from 41 at the end of 2005 to 55 stocks as of the end of June 2007. One part of our process in expanding the portfolio has been to dig deeper into those industry groups in which the Fund had little representation. Our goal in this examination is to determine whether we can identify companies that would both meet our investment criteria and complement our current portfolio. Several of our new positions came out of this analysis.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although we have already pointed out some of the challenges facing the small-cap market, in the near term the most important factor to consider is investors' appetite for risk. Small caps tend to perform relatively well when investors seek out riskier--and potentially higher-returning--assets.

   Investors have extended their appetite for risk over the past several years, the current discomfort with the housing and subprime mortgage markets could lead many to tone it down somewhat in coming months. Given the Fund's focus on higher-quality companies with consistent growth, we believe our relative performance would be able to hold up well in such an environment. Further stability comes from the Fund's current dividend yield, which is now slightly higher than its benchmark, even though this is not typically a major driver of returns in the small-cap universe.

   If the economy continues to slow in 2007, steady businesses may flourish relative to the more cyclical, less-sustainable companies that have performed so well over the past 18 months. Buyouts seem like they will undoubtedly continue, given the liquidity available and the growth in private equity investing. Further, with lower-quality companies having led the market, their valuations now are converging with those of higher-quality companies. In this situation, we believe private investors are likely to be increasingly drawn to higher-quality companies--when there is no premium given for assuming higher risk, lower-risk assets become more attractive. These conditions would likely make the Fund's carefully selected businesses, with their stronger-than-average balance sheets and solid competitive positions, more appealing to potential buyers.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                                  TRAILING   TRAILING    SINCE
                                                                YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2007                                     TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP CORE EQUITY FUND (INSTITUTIONAL SHARES)  6.85%   12.46%      N/A        N/A       12.76%
-----------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP CORE EQUITY FUND (CLASS A SHARES)        1.02%    6.27%      N/A        N/A        9.87%
-----------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX                                           6.46%   16.44%     13.46%     13.88%     13.80%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets and of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Arthur Weise, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The Russell 2000(R) Growth Index returned 9.3% over the first six months of the year. Continuing the trend experienced last year, cyclical industries dominated the performance of the index. Materials, Energy, and Industrials produced returns in the high teens, Technology and Consumer stocks offered returns in the low teens, and Health Care returns rested in the mid-single digits. Financials performed poorly, posting slight losses as investors fled from stocks that could be directly affected by the deteriorating subprime lending market.

   This Fund continues to focus on secular growth areas, including Technology, Consumer stocks, and Health Care. This gives the Fund less exposure to cyclical areas such Industrials and Materials; this positioning contributed negatively to performance during the period. This impact was more than offset, however, by gains among our Technology and Financials holdings; in the latter instance, we benefited by having no exposure to the subprime lending decline.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the six months ended June 30, 2007, the Fund returned 9.68% for Institutional Shares versus a 9.31% return for the Russell 2000(R) Growth Index over the same period.

   Technology and Financials were the major contributors to our outperformance, while Industrials were the greatest detractor. Our large overweighting in Aerospace stocks added to our performance, but our lack of Capital Goods companies and some poor performance among our Service holdings more than offset that contribution. No other sector was either a significant contributor or detractor over the period.

   We are biased toward high-quality (as measured by credit rating) companies, and over the past six months it appeared a number of other market participants shared our favor for these holdings. Nine companies, representing approximately 10% of the portfolio, were acquired over the six months; premiums on these acquisitions ranged from 20% to 75%.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Stock selection provided outperformance for the Fund, and was the most important factor for the index as a whole. The Technology sector provided the greatest outperformance over the past six months. Specifically, the Fund benefited from superior stock selection in both Internet and software companies. Top performers for the period included digital marketing services firm Quantive, one of our acquired companies, and educational software maker Blackboard, one of our top 10 positions for the past several quarters. In Industrials, commercial services and (the absence of) electrical component companies hurt performance. In the Consumer Discretionary sector, apparel manufacturer Volcom, and quick-serve restaurant chain Chipotle outperformed, helping to offset the Fund's largest detractor, gaming supply company Shuffle Master.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund invests in high quality growth companies in emerging industries. We believe that the U.S. economy is slowing, and that companies that exhibit strong secular growth should be able to perform better going forward than cyclical companies. Currently, however, cyclical industries continue to drive the market's performance. Thus, while we did not abandon our strategy in the face of market headwinds, we are encouraged by the fact that we were able to outperform in spite of them.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: It is currently unclear what precise impact rising interest rates and tightening credit will have on the market, though it appears likely that these events will slow the pace of acquisitions and earnings growth. We believe an environment of slowing earnings growth will favor companies with the secular growth characteristics we seek, as it seems likely they will not slow as much as cyclical companies.

   We continue to seek to uncover small-cap growth companies with the greatest fundamental strengths, particularly those we believe have outstanding profit potential and management teams capable of capitalizing on opportunities.

Note: Returns for BNY Hamilton Funds are after fees.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2007                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND (INSTITUTIONAL SHARES)  9.68%   14.32%      6.45%      7.76%     9.78%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH FUND (CLASS A SHARES)        3.82%    8.22%      4.36%      6.48%     9.04%
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX                               9.31%   16.81%     11.76%     13.07%     5.28%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN

FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2007.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING  ENDING      ANNUALIZED
                                               ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                VALUE    VALUE      BASED ON THE      DURING THE
                                              01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
GLOBAL REAL ESTATE FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,000.60      1.50%             $7.44
Hypothetical (5% return before expenses)      $1,000.00 $1,017.36      1.50%             $7.50
----------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE FUND--INSTITUTIONAL SHARES
Actual                                        $1,000.00 $1,003.10      1.25%             $6.20
Hypothetical (5% return before expenses)      $1,000.00 $1,018.60      1.25%             $6.25
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,095.60      0.93%             $4.83
Hypothetical (5% return before expenses)      $1,000.00 $1,020.18      0.93%             $4.66
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,097.00      0.68%             $3.54
Hypothetical (5% return before expenses)        $1,000.00 $1,021.42      0.68%             $3.41
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,077.70      1.03%             $5.33
Hypothetical (5% return before expenses)        $1,000.00 $1,019.67      1.03%             $5.18
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,079.50      0.78%             $4.04
Hypothetical (5% return before expenses)        $1,000.00 $1,020.91      0.78%             $3.93
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,096.90      1.12%             $5.80
Hypothetical (5% return before expenses)        $1,000.00 $1,019.26      1.12%             $5.59
------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,098.40      0.87%             $4.52
Hypothetical (5% return before expenses)        $1,000.00 $1,020.49      0.87%             $4.35
------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,065.30      1.04%             $5.30
Hypothetical (5% return before expenses)        $1,000.00 $1,019.66      1.04%             $5.18
------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,066.00      0.79%             $4.03
Hypothetical (5% return before expenses)        $1,000.00 $1,020.89      0.79%             $3.94
------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,071.00      1.25%             $6.42
Hypothetical (5% return before expenses)        $1,000.00 $1,018.60      1.25%             $6.26
------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,067.30      0.35%             $1.79
Hypothetical (5% return before expenses)        $1,000.00 $1,023.06      0.35%             $1.76
------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                          $1,000.00 $1,065.80      0.60%             $3.07
Hypothetical (5% return before expenses)        $1,000.00 $1,021.82      0.60%             $3.01
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 01/01/07  06/30/07  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,066.20      1.24%             $6.34
Hypothetical (5% return before expenses)         $1,000.00 $1,018.66      1.24%             $6.19
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,068.50      0.99%             $5.07
Hypothetical (5% return before expenses)         $1,000.00 $1,019.89      0.99%             $4.95
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,095.70      1.33%             $6.93
Hypothetical (5% return before expenses)         $1,000.00 $1,018.18      1.33%             $6.67
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,096.80      1.08%             $5.64
Hypothetical (5% return before expenses)         $1,000.00 $1,019.42      1.08%             $5.43
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2007, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Diversification By Country

         As of June 30, 2007

Global Real Estate Securities Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    United States................    35.6%
                    Japan........................    12.7
                    Australia....................    10.0
                    Hong Kong....................     9.4
                    United Kingdom...............     8.9
                    France.......................     7.1
                    Singapore....................     4.6
                    Canada.......................     4.5
                    Germany......................     2.4
                    Sweden.......................     0.9
                    Money Market Funds...........     0.4
                    Other assets less liabilities     3.5
                                                    -----
                    Total........................   100.0%
                                                    -----

International Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    26.1%
              United Kingdom..........................    21.1
              Japan...................................    21.0
              France..................................     9.7
              Germany.................................     8.3
              Switzerland.............................     6.5
              Netherlands.............................     6.2
              Australia...............................     6.1
              Spain...................................     4.0
              Italy...................................     3.8
              Sweden..................................     2.3
              Hong Kong...............................     1.7
              Finland.................................     1.6
              Belgium.................................     1.2
              Singapore...............................     1.2
              Norway..................................     1.1
              Ireland.................................     1.0
              Denmark.................................     0.9
              Greece..................................     0.7
              Austria.................................     0.6
              Portugal................................     0.3
              New Zealand.............................     0.2
              Liabilities in excess of other assets...   (25.6)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of June 30, 2007

Large Cap Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Diversified Financial Services..........     8.1%
              Oil & Gas...............................     7.9
              Manufacturing...........................     7.7
              Pharmaceuticals.........................     7.4
              Retail..................................     6.9
              Insurance...............................     6.2
              Telecommunications......................     5.0
              Computers...............................     4.7
              Healthcare..............................     4.1
              Semiconductors..........................     4.0
              Cosmetics/Personal Care.................     4.0
              Money Market Funds (including securities
               lending collateral)....................     3.2
              Software................................     3.1
              Pipelines...............................     3.0
              Machinery...............................     2.8
              Banks...................................     2.7
              Electric................................     2.7
              Internet................................     2.5
              Media...................................     2.3
              Commercial Services.....................     1.7
              Aerospace/Defense.......................     1.7
              Beverages...............................     1.7
              Chemicals...............................     1.5
              Auto Parts & Equipment..................     1.5
              Food....................................     1.5
              Electrical Equipment & Components.......     1.5
              REITS...................................     1.3
              Biotechnology...........................     0.5
              Liabilities in excess of other assets...    (1.2)
                                                         -----
              Total...................................   100.0%
                                                         -----

Large Cap Growth Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Retail..................................     9.6%
              Manufacturing...........................     8.0
              Software................................     7.1
              Semiconductors..........................     6.1
              Healthcare..............................     5.8
              Oil & Gas...............................     5.6
              Computers...............................     5.4
              Pharmaceuticals.........................     5.2
              Telecommunications......................     5.0
              Diversified Financial Services..........     4.8
              Cosmetics/Personal Care.................     4.7
              Money Market Funds (including securities
               lending collateral)....................     4.0
              Biotechnology...........................     3.7
              Internet................................     3.5
              Commercial Services.....................     2.9
              Chemicals...............................     2.6
              Aerospace/Defense.......................     2.1
              Insurance...............................     2.0
              Machinery...............................     1.8
              Pipelines...............................     1.7
              Electrical Equipment & Components.......     1.6
              Media...................................     1.5
              Beverages...............................     1.5
              Auto Parts & Equipment..................     1.2
              Electric................................     1.2
              Electronics.............................     1.0
              Food....................................     1.0
              REITS...................................     0.9
              Agriculture.............................     0.9
              Liabilities in excess of other assets...    (2.4)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2007

Large Cap Value Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Oil & Gas...............................    14.5%
              Diversified Financial Services..........     9.7
              Banks...................................     8.2
              Telecommunications......................     8.1
              Retail..................................     6.6
              Healthcare..............................     6.3
              Money Market Funds (including securities
               lending collateral)....................     5.3
              Manufacturing...........................     4.9
              Aerospace/Defense.......................     4.0
              Chemicals...............................     3.7
              Electrical Equipment & Components.......     3.5
              Cosmetics/ Personal Care................     3.4
              Pipelines...............................     3.3
              Electric................................     3.2
              Food....................................     2.9
              Semiconductors..........................     2.8
              Insurance...............................     2.5
              Pharmaceuticals.........................     2.5
              Media...................................     1.9
              Computers...............................     1.8
              Machinery...............................     1.7
              Iron/Steel..............................     1.5
              Engineering & Construction..............     0.9
              Transportation..........................     0.5
              Liabilities in excess of other assets...    (3.7)
                                                         -----
              Total...................................   100.0%
                                                         -----

Multi-Cap Equity Fund

                                                          % of
                                                       Net Assets
                                                       ----------
              Money Market Funds (including securities
               lending collateral)....................    26.4%
              Oil & Gas...............................     9.9
              Manufacturing...........................     7.7
              Healthcare..............................     6.3
              Semiconductors..........................     6.3
              Pharmaceuticals.........................     6.1
              Banks...................................     5.9
              Electric ...............................     4.8
              Diversified Financial Services..........     4.8
              Beverages...............................     4.3
              Machinery...............................     4.2
              Retail..................................     4.1
              Engineering & Construction..............     2.8
              Pipelines...............................     2.6
              Building Materials......................     2.3
              Housewares..............................     2.3
              Commercial Services.....................     2.2
              Electronics.............................     2.1
              Food....................................     2.1
              Internet................................     2.1
              Software................................     2.1
              Telecommunications......................     2.0
              Biotechnology...........................     2.0
              Savings & Loans.........................     2.0
              Media...................................     1.9
              REITS...................................     1.8
              Leisure Time............................     1.8
              Home Builders...........................     1.1
              Liabilities in excess of other assets...   (24.0)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2007

S&P 500 Index Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    10.3%
                  Money Market Funds (including
                   securities lending collateral)..     9.6
                  Diversified Financial Services...     8.2
                  Telecommunications...............     6.3
                  Banks............................     6.0
                  Pharmaceuticals..................     5.7
                  Retail...........................     5.5
                  Manufacturing....................     5.2
                  Insurance........................     4.8
                  Healthcare.......................     4.3
                  Computers........................     4.2
                  Software.........................     3.6
                  Electric.........................     3.2
                  Media............................     3.1
                  Semiconductors...................     2.7
                  Aerospace/Defense................     2.2
                  Beverages........................     2.0
                  Cosmetics/Personal Care..........     1.8
                  Food.............................     1.8
                  Internet.........................     1.8
                  Transportation...................     1.7
                  Chemicals........................     1.6
                  Agriculture......................     1.4
                  REITS............................     1.1
                  Biotechnology....................     0.9
                  Commercial Services..............     0.8
                  Machinery........................     0.8
                  Mining...........................     0.7
                  Automotive.......................     0.6
                  Lodging..........................     0.5
                  Apparel..........................     0.4
                  Household Products/Wares.........     0.4
                  Pipelines........................     0.4
                  Forest Products & Paper..........     0.4
                  Savings & Loans..................     0.4
                  Electronics......................     0.4
                  Electrical Equipment & Components     0.3
                  Iron/Steel.......................     0.3
                  Leisure Time.....................     0.3

* Less than one tenth of a percent.

                                                         % of
                                                      Net Assets
                                                      ----------
                United States Treasury Bill..........     0.2
                Office/Business Equipment............     0.2
                Environmental Control................     0.2
                Home Builders........................     0.2
                Advertising..........................     0.2
                Coal.................................     0.2
                Building Materials...................     0.2
                Packaging & Containers...............     0.1
                Metal Fabricate/Hardware.............     0.1
                Home Furnishings.....................     0.1
                Distribution/Wholesale...............     0.1
                Toys/Games/Hobbies...................     0.1
                Hand/Machine Tools...................     0.1
                Entertainment........................     0.1
                Airlines.............................     0.1
                Engineering & Construction...........     0.1
                Housewares...........................     0.1
                Real Estate..........................     0.1
                Textiles.............................     0.0*
                Liabilities in excess of other assets    (8.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2007

Small Cap Core Equity Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Money Market Funds...................    25.5%
                Software.............................     7.6
                Commercial Services..................     7.3
                Manufacturing........................     7.2
                Banks................................     6.8
                Healthcare...........................     6.5
                Electronics..........................     5.8
                Semiconductors.......................     5.3
                Retail...............................     4.7
                Diversified Financial Services.......     4.3
                Environmental Control................     4.2
                Food.................................     3.9
                Oil & Gas............................     3.6
                Leisure Time.........................     3.5
                Mutual Funds.........................     3.4
                Household Products/Wares.............     3.3
                Householdwares.......................     3.2
                REITS................................     3.0
                Electric.............................     2.8
                Machinery............................     2.5
                Building Materials...................     2.1
                Telecommunications...................     2.0
                Insurance............................     1.9
                Storage/Warehousing..................     1.9
                Chemicals............................     1.6
                Home Builders........................     0.8
                Liabilities in excess of other assets   (24.7)
                                                        -----
                Total................................   100.0%
                                                        -----

Small Cap Growth Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Money Market Funds...................    34.2%
                Commercial Services..................    11.7
                Healthcare...........................    11.6
                Software.............................    10.2
                Oil & Gas............................     5.9
                Semiconductors.......................     5.7
                Retail...............................     5.6
                Internet.............................     5.2
                Telecommunications...................     5.1
                Diversified Financial Services.......     4.3
                Electronics..........................     3.3
                Biotechnology........................     3.1
                Aerospace/Defense....................     2.8
                Apparel..............................     2.6
                Food.................................     1.6
                Distribution & Wholesale.............     1.5
                Cosmetics/Personal Care..............     1.4
                Computers............................     1.4
                Leisure Time.........................     1.4
                Banks................................     1.3
                Insurance............................     1.2
                Manufacturing........................     1.2
                Environment Control..................     1.1
                Entertainment........................     1.0
                Machinery............................     1.0
                Pharmaceuticals......................     0.8
                Lodging..............................     0.8
                Advertising..........................     0.8
                Hand/Machine Tools...................     0.7
                Airlines.............................     0.7
                Beverages............................     0.5
                Investment Companies.................     0.4
                Home Furnishings.....................     0.2
                Liabilities in excess of other assets   (30.3)
                                                        -----
                Total................................   100.0%
                                                        -----


Portfolio composition is subject to change.

         BNY Hamilton Global Real Estate Securities Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks--97.7%
          Australia--11.7%
  100,351 Goodman Group............ $  572,126
  207,261 Stockland................  1,433,098
1,110,782 Valad Property Group.....  1,870,639
  142,464 Westfield Group..........  2,412,495
                                    ----------
                                     6,288,358
                                    ----------
          Canada--4.5%
   38,140 Boardwalk Real Estate
          Investment Trust.........  1,744,311
   15,800 Dundee Real Estate
          Investment Trust.........    683,243
                                    ----------
                                     2,427,554
                                    ----------
          France--7.1%
    3,545 Gecina SA................    593,675
    6,912 Klepierre................  1,175,557
    7,968 Unibail-Rodamco..........  2,046,208
                                    ----------
                                     3,815,440
                                    ----------
          Germany--2.4%
   14,225 DIC Asset AG.............    503,343
   19,695 IVG Immobilien AG........    775,097
                                    ----------
                                     1,278,440
                                    ----------
          Hong Kong--9.4%
  770,000 China Resources Land Ltd.  1,164,175
  326,000 Hang Lung Properties Ltd.  1,123,793
   95,000 Henderson Land
          Development Co., Ltd.....    647,073
1,574,000 Shenzhen Investment Ltd..  1,191,890
   23,000 Sun Hung Kai Properties
          Ltd......................    276,839
  295,000 The Link REIT............    652,797
                                    ----------
                                     5,056,567
                                    ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Japan--12.7%
      63  Japan Retail Fund Investment
          Corp........................ $  545,852
  90,000  Mitsubishi Estate Co., Ltd..  2,441,394
  57,000  Mitsui Fudosan Co., Ltd.....  1,596,988
      25  Mori Hills REIT Investment
          Corp........................    244,949
     344  NTT Urban Development
          Corp........................    665,744
  41,000  Sumitono Realty &
          Development Co., Ltd........  1,334,629
                                       ----------
                                        6,829,556
                                       ----------
          Singapore--4.6%
 179,000  CapitaLand Ltd..............    947,988
 137,000  Keppel Land Ltd.............    783,779
 624,000  The Ascott Group Ltd........    746,621
                                       ----------
                                        2,478,388
                                       ----------
          Sweden--0.9%
  39,200  Castellum AB................    473,050
                                       ----------
          United Kingdom--8.9%
  36,647  British Land Co. PLC........    985,257
  17,444  Capital & Regional PLC......    407,035
  22,277  Derwent London PLC..........    820,161
  70,747  Great Portland Estates PLC..    940,373
  16,959  Hammerson PLC...............    487,928
  29,055  Land Securities Group PLC...  1,016,072
   9,940  Quintain Estates &
          Development PLC.............    161,639
                                       ----------
                                        4,818,465
                                       ----------
          United States--35.5%
   6,280  Alexandria Real Estate
          Equities, Inc...............    608,030

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  9,420   AMB Property Corp........... $   501,332
  7,700   AvalonBay Communities,
          Inc.........................     915,376
 14,190   BRE Properties, Inc.........     841,325
 69,780   Brookfield Properties Corp..   1,696,352
 12,570   CBL & Associates Properties,
          Inc.........................     453,149
  7,150   Digital Realty Trust, Inc...     269,412
 24,970   Equity Residential..........   1,139,381
  9,560   Essex Property Trust, Inc...   1,111,828
  7,740   Federal Realty Investments
          Trust.......................     597,992
  9,360   General Growth Properties,
          Inc.........................     495,612
 13,820   Highwoods Properties, Inc...     518,250
 19,360   Hilton Hotels Corp..........     647,979
 51,980   Host Hotels & Resorts,
          Inc.........................   1,201,778
 23,450   Kimco Realty Corp...........     892,742
 10,640   Liberty Property Trust......     467,415
 23,730   National Retail Properties,
          Inc.........................     518,738
 16,050   Prologis....................     913,245
  6,970   Public Storage, Inc.........     535,435
 22,290   Simon Property Group, Inc...   2,073,862
  6,770   SL Green Realty Corp........     838,735
 20,570   Sunstone Hotel Investors,
          Inc.........................     583,982
 16,820   Ventas, Inc.................     609,725
  6,460   Vornado Realty Trust........     709,566
                                       -----------
                                        19,141,241
                                       -----------
          Total Common Stocks
          (Cost $55,579,879)..........  52,607,059
                                       -----------

Number of
 Shares                                       Value
---------                                  -----------
          Money Market Fund--0.4%
 224,203  BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(a)
          (Cost $224,203)................. $   224,203
                                           -----------
          Total Investments
          (Cost $55,804,082)(b)--
          98.1%...........................  52,831,262
          Other assets less
          liabilities--1.9%...............   1,013,830
                                           -----------
          Net Assets--100.0%.............. $53,845,092
                                           -----------

(a)Represents annualized 7 day yield at June 30, 2007.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007 net unrealized depreciation was $2,972,820 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,150,300 and aggregate gross unrealized depreciation of $4,123,120.

                                                           % of
                                                          Total
                        Industry             US$ Value  Net Assets
                        --------             ---------  ----------
              Lodging...................... $   647,979     1.2%
              Real Estate Investment
               Trusts......................  28,733,293    53.4
              Real Estate Operating
               Companies...................  23,225,787    43.1
              Money Market Fund............     224,203     0.4
              Other assets less liabilities   1,013,830     1.9
                                            -----------   -----
              Net Assets................... $53,845,092   100.0%
                                            -----------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                                 US$ VALUE
---------                              -----------
          Common Stocks--99.5%
          Australia--6.1%
  36,450  Alumina, Ltd. ADR........... $   967,747
  40,450  Amcor Ltd. ADR(a)...........   1,025,416
  18,900  Australia & New Zealand
          Banking Group Ltd. ADR......   2,327,157
  76,549  BHP Ltd. ADR(a).............   4,573,803
  19,450  Boral Ltd. ADR..............     578,869
 134,850  Coca-Cola Amatil Ltd.
          ADR.........................   2,182,884
  30,700  Commonwealth Bank of
          Australia ADR(a)............   4,317,102
  56,800  Computershare Ltd. ADR......     544,053
 380,500  Foster's Group Ltd. ADR.....   2,059,570
 205,200  Lend Lease Corp. Ltd. ADR...   3,227,652
  23,520  National Australia Bank Ltd.
          ADR(a)......................   4,092,638
  60,247  Newcrest Mining Ltd. ADR....   1,167,942
  13,975  Santos Ltd. ADR.............     667,726
  10,340  TABCORP Holdings Ltd.
          ADR.........................   1,504,475
  35,420  Telstra Corp. Ltd. ADR......     689,656
  23,520  Westpac Banking Corp.
          ADR.........................   2,563,210
  32,805  Woodside Petroleum Ltd.
          ADR.........................   1,273,303
                                       -----------
                                        33,763,203
                                       -----------
          Austria--0.6%
  42,400  Erste Bank der
          Oesterreichischen Sparkassen
          ADR.........................   1,654,906
  86,500  Oest Elektrizats AG ADR.....     885,051
  10,700  Telekom Austria AG
          ADR(a)......................     534,682

Number of
 Shares                           US$ VALUE
---------                         ----------
          Common Stocks (Continued)
  37,000  Wienerberger AG ADR(a). $  546,675
                                  ----------
                                   3,621,314
                                  ----------
          Belgium--1.2%
  15,600  Delhaize Group ADR(a)..  1,527,552
  99,100  Fortis ADR(a)..........  4,217,280
   6,500  Solvay SA ADR..........  1,025,512
                                  ----------
                                   6,770,344
                                  ----------
          Denmark--0.9%
  25,300  D/S Torm A/S ADR(a)....    950,015
  79,000  Danske Bank A/S ADR(a).  1,620,085
  14,400  Novo Nordisk A/S ADR...  1,564,704
  31,200  Vestas Wind Systems A/S
          ADR*(a)................    688,679
                                  ----------
                                   4,823,483
                                  ----------
          Finland--1.6%
  88,800  Amer Sports Oyj ADR(a).  1,097,950
  27,200  Metso Corp. ADR(a).....  1,603,168
 169,700  Nokia Corp. ADR........  4,770,267
  30,000  Stora Enso Oyj ADR.....    561,900
  37,900  UPM-Kymmene Oyj
          ADR....................    930,824
                                  ----------
                                   8,964,109
                                  ----------
          France--9.7%
  10,800  Air France KLM ADR*....    502,092
 134,700  Alcatel-Lucent ADR(a)..  1,885,800
  87,600  AXA SA ADR(a)..........  3,770,304
  98,000  BNP Paribas SA ADR(a)..  5,847,386
  29,806  Business Objects SA
          ADR*(a)................  1,157,665
  19,300  Dassault Systemes SA
          ADR(a).................  1,217,058

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                             US$ VALUE
---------                          -----------
          Common Stocks (Continued)
  76,800  France Telecom SA
          ADR(a).................. $ 2,110,464
 173,000  Groupe Danone ADR(a)....   2,812,980
  33,624  Lafarge SA ADR(a).......   1,531,573
  57,170  L'Air Liquide SA ADR....   1,504,686
 140,000  L'Oreal SA ADR..........   3,320,184
  39,500  LVMH Moet Hennessy Louis
          Vuitton SA ADR(a).......     912,655
  16,800  PSA Peugeot Citroen
          ADR.....................   1,356,361
  24,600  Publicis Groupe ADR.....   1,068,870
 100,200  Sanofi-Aventis ADR(a)...   4,035,054
 101,945  Societe Generale ADR(a).   3,787,073
  32,600  Sodexho Alliance SA
          ADR(a)..................   2,323,402
  35,200  Suez SA ADR.............   2,017,664
  13,200  Technip SA ADR..........   1,090,188
  52,213  Thomson ADR.............     968,029
  86,024  Total SA ADR(a).........   6,966,224
  40,400  Valeo SA ADR(a).........   1,086,061
  37,000  Veolia Environnement
          ADR(a)..................   2,901,170
                                   -----------
                                    54,172,943
                                   -----------
          Germany--8.3%
 213,000  Allianz AG ADR(a).......   4,956,510
  16,000  Altana AG ADR(a)........     386,365
  22,100  BASF AG ADR(a)..........   2,888,691
  33,200  Bayer AG ADR............   2,499,960
  38,900  Commerzbank AG
          ADR(a)..................   1,851,904
   6,200  Continental AG ADR......     870,582
  40,900  DaimlerChrysler AG (a)..   3,760,755
  24,323  Deutsche Bank AG(a).....   3,520,511

Number of
 Shares                                US$ VALUE
---------                             -----------
          Common Stocks (Continued)
  72,100  Deutsche Lufthansa AG
          ADR(a)..................... $ 2,009,809
 128,300  Deutsche Telekom AG
          ADR(a).....................   2,362,003
  83,127  E.On AG ADR................   4,625,186
  21,900  Fresenius Medical Care AG &
          Co. ADR....................   1,006,086
  17,700  Henkel KGaA ADR............     933,001
  27,100  Hypo Real Estate Holding
          AG ADR.....................   1,751,668
  34,800  Infineon Technologies AG
          ADR*(a)....................     575,244
   1,500  Puma AG Rudolf Dassler
          Sport ADR(a)...............     668,602
  21,800  RWE AG ADR.................   2,311,487
  43,780  SAP AG ADR(a)..............   2,235,845
  37,542  Siemens AG ADR(a)..........   5,370,759
  52,000  Volkswagen AG ADR..........   1,652,617
                                      -----------
                                       46,237,585
                                      -----------
          Greece--0.7%
 163,900  Alpha Bank A.E. ADR(a).....   1,289,385
  12,100  Coca Cola Hellenic Bottling
          Co. SA ADR.................     556,358
  58,000  Hellenic Telecommunications
          Organization SA ADR........     901,900
  16,500  National Bank of Greece SA
          ADR........................   1,335,090
                                      -----------
                                        4,082,733
                                      -----------
          Hong Kong--1.7%
 101,000  Cheung Kong (Holdings) Ltd.
          ADR........................   1,322,908
 141,000  CLP Holdings Ltd. ADR......     945,969

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 US$ VALUE
---------                              -----------
          Common Stocks (Continued)
  89,400  Hang Seng Bank Ltd.
          ADR(a)...................... $ 1,209,850
   6,000  Hopewell Holdings ADR.......      24,483
  29,000  Hutchison Whampoa Ltd.
          ADR(a)......................   1,440,189
  45,300  MTR Corp. ADR...............   1,073,121
 104,000  Sun Hung Kai Properties Ltd.
          ADR(a)......................   1,251,796
 105,000  Swire Pacific Ltd. ADR(a)...   1,167,128
  77,500  Television Broadcasts Ltd...   1,090,448
                                       -----------
                                         9,525,892
                                       -----------
          Ireland--1.0%
  26,650  Allied Irish Banks PLC
          ADR.........................   1,464,684
  14,675  Bank of Ireland ADR(a)......   1,190,876
  29,000  CRH PLC ADR(a)..............   1,445,070
  83,670  Experian Group Ltd. ADR.....   1,056,744
  11,600  Ryanair Holdings PLC
          ADR*(a).....................     437,900
                                       -----------
                                         5,595,274
                                       -----------
          Italy--3.8%
  44,000  Enel SpA ADR(a).............   2,362,800
  56,292  Eni SpA ADR(a)..............   4,072,726
  48,300  Fiat SpA ADR(a).............   1,437,408
 167,148  Intesa Sanpaolo SpA ADR.....   7,490,102
  32,500  Italcementi SpA ADR.........   1,006,025
  29,000  Luxottica Group SpA ADR.....   1,120,560
  34,600  Mediaset SpA ADR............   1,073,129
  45,650  Telecom Italia SpA ADR......   1,005,213
  54,189  Telecom Italia SpA
          ADR(a)......................   1,488,030
                                       -----------
                                        21,055,993
                                       -----------

Number of
 Shares                                US$ VALUE
---------                              ----------
          Common Stocks (Continued)
          Japan--21.0%
  11,700  Advantest Corp. ADR(a)...... $  511,758
  54,000  Aeon Co., Ltd. ADR..........  1,001,338
 164,000  Aiful Corp. ADR(a)..........  1,175,273
   9,400  Ajinomoto Co., Inc. ADR.....  1,081,615
 160,000  All Nippon Airways Co., Ltd.
          ADR.........................  1,215,264
  43,500  Alps Electric Co., Ltd.
          ADR.........................    867,921
  24,500  Amada Co., Ltd. ADR(a)......  1,222,868
 117,000  Asahi Glass Co., Ltd.
          ADR*........................  1,576,481
  16,800  Asahi Kasei Corp. ADR.......  1,101,907
  18,500  Bridgestone Corp. ADR*......    790,964
  49,500  Canon, Inc. ADR*(a).........  2,902,680
   2,700  Casio Computer Co., Ltd.
          ADR*........................    420,649
  36,000  Dai Nippon Printing Co.,
          Ltd. ADR....................  1,072,174
   5,300  Daiwa House Industry Co.,
          Ltd. ADR(a).................    756,192
   9,900  Daiwa Securities Group, Inc.
          ADR.........................  1,052,569
   6,750  Denso Corp. ADR(a)..........  1,053,808
  17,700  Ebara Corp. ADR*(a).........    811,223
  56,000  Eisai Co., Ltd. ADR.........  2,439,612
  29,000  FujiFilm Holdings Corp.(a)..  1,293,980
  26,000  Fujitsu Ltd. ADR............    955,828
  18,300  Hitachi Ltd. ADR............  1,294,725
  67,300  Honda Motor Co., Ltd.
          ADR.........................  2,442,317
  13,000  Itochu Corp. ADR............  1,503,219
 160,200  Japan Airlines Corp.
          ADR*(a).....................  1,504,775

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                  US$ VALUE
---------                                ----------
          Common Stocks (Continued)
  18,000  Kajima Corp. ADR*............. $  752,096
   4,300  Kao Corp. ADR.................  1,110,733
  54,000  Kawasaki Heavy Industries,
          Ltd. ADR......................    881,523
  66,000  Kirin Brewery Co., Ltd.
          ADR...........................    984,964
  49,600  Kobe Steel Ltd. ADR...........    939,826
  14,750  Komatsu Ltd. ADR..............  1,710,352
  20,800  Kubota Corp. ADR(a)...........    842,400
  10,200  Kyocera Corp. ADR(a)..........  1,075,182
  32,500  Marui Co., Ltd. ADR(a)........    818,454
  63,500  Matsui Securities Co., Ltd.
          ADR(a)........................  1,134,307
  82,000  Matsushita Electric Industrial
          Co., Ltd. ADR.................  1,624,420
   7,600  Matsushita Electric Works
          Ltd. ADR(a)...................    969,885
  18,400  Meiji Seika Kaisha Ltd.
          ADR...........................    838,836
  38,500  Millea Holdings, Inc. ADR.....  1,580,040
  35,000  Mitsubishi Corp. ADR*(a)......  1,830,843
  12,400  Mitsubishi Electric Corp.
          ADR...........................  1,146,670
   6,200  Mitsubishi Estate Co., Ltd.
          ADR...........................  1,681,849
 371,000  Mitsubishi UFJ Financial
          ADR*(a).......................  4,088,420
   1,900  Mitsui & Co. Ltd. ADR(a)......    767,410
  10,900  Mitsui Sumitomo Insurance
          Co., Ltd. ADR.................  1,396,316
 209,000  NEC Corp. ADR(a)..............  1,076,350
  60,000  Nidec Corp. ADR...............    883,800
  86,500  Nikko Cordial Corp.
          ADR...........................  1,128,401

Number of
 Shares                                US$ VALUE
---------                              ----------
          Common Stocks (Continued)
  40,800  Nintendo Co., Ltd. ADR...... $1,862,504
  16,200  Nippon Shokubai Co., Ltd.
          ADR.........................    718,207
  15,300  Nippon Steel Corp ADR.......  1,075,379
  70,000  Nippon Telegraph &
          Telephone Corp. ADR(a)......  1,551,900
 139,000  Nippon Yusen KK
          ADR(a)......................  2,545,993
  54,500  Nissan Motor Co., Ltd.
          ADR(a)......................  1,168,480
  12,350  Nisshin Steel Co., Ltd.
          ADR.........................  1,126,046
   2,000  Nitto Denko Corp.
          ADR(a)......................  1,007,328
  98,000  Nomura Holdings, Inc.
          ADR*........................  1,903,160
   9,400  NSK Ltd. ADR................    971,246
  92,300  NTT DoCoMo, Inc.
          ADR(a)......................  1,458,340
  22,300  Oji Paper Co. Ltd. ADR......  1,081,639
  88,000  Olympus Corp. ADR(a)........  3,427,503
  34,000  Omron Corp. ADR.............    892,021
   6,000  Orix Corp. ADR(a)...........    799,440
  28,963  QP Corp. ADR................    555,363
  11,000  Ricoh Co. Ltd. ADR*.........  1,256,750
  14,000  Secom Co., Ltd. ADR.........  1,317,300
 112,000  Sega Sammy Holdings, Inc.
          ADR(a)......................    452,323
  63,000  Sharp Corp. ADR*(a).........  1,193,730
  57,000  Shiseido Co., Ltd.
          ADR*(a).....................  1,213,895
  44,600  Sony Corp. ADR..............  2,291,102
   8,300  Sumitomo Electric Industries
          Ltd. ADR(a).................  1,233,961

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                              US$ VALUE
---------                           ------------
          Common Stocks (Continued)
  25,900  Sumitomo Metal Industries
          Ltd. ADR(a).............. $  1,522,604
 315,000  Sumitomo Mitsui Financial
          Group, Inc. ADR..........    2,933,312
   7,100  Suruga Bank Ltd. ADR(a)..      892,854
  24,800  Taiheiyo Cement Corp.
          ADR*(a)..................    1,096,465
  24,400  Taisei Corp. ADR.........      823,903
  11,000  TDK Corp. ADR(a).........    1,064,030
  21,000  Teijin Ltd. ADR..........    1,146,119
  17,600  The Bank of Yokohama Ltd.
          ADR......................    1,231,336
  11,400  The Shizuoka Bank Ltd.
          ADR......................    1,153,893
 133,000  The Sumitomo Trust and
          Banking Co. Ltd. ADR.....    1,265,442
  10,400  Tokyu Land Corp. ADR*....    1,105,729
  18,600  Toppan Printing Co., Ltd.      997,814
  12,500  Toray Industries, Inc.
          ADR(a)...................      922,103
   4,600  TOTO Ltd. ADR............      397,441
   5,200  Toyo Suisan Kaisha Ltd.
          ADR......................      934,775
  57,650  Toyota Motor Corp.
          ADR......................    7,256,982
  32,000  Trend Micro, Inc. ADR*...    1,031,296
  10,500  Yamazaki Baking Co., Ltd.
          ADR*(a)..................      894,449
                                    ------------
                                     117,086,374
                                    ------------
          Netherlands--6.2%
  79,500  ABN AMRO Holding NV
          ADR(a)...................    3,650,640
  72,200  Aegon NV ADR(a)..........    1,418,730

Number of
 Shares                                US$ VALUE
---------                             -----------
          Common Stocks (Continued)
 10,000   Akzo Nobel NV ADR.......... $   858,300
 17,600   European Aeronautic Defence
          & Space Co. NV ADR(a)......     573,324
 32,650   Heineken NV ADR............     958,855
 80,700   ING Groep NV ADR...........   3,548,379
 33,700   James Hardie Industries NV
          ADR(a).....................   1,246,570
 95,500   Koninklijke (Royal) KPN
          NV ADR(a)..................   1,586,255
 48,200   Koninklijke (Royal) Philips
          Electronics NV ADR.........   2,039,823
 49,000   Koninklijke Ahold NV
          ADR*(a)....................     613,480
 16,000   Koninklijke DSM NV
          ADR........................     197,450
 36,524   Mittal Steel ADR,
          Class A(a).................   2,279,097
 73,277   Royal Dutch Shell PLC
          ADR, Class A...............   5,950,092
 55,688   Royal Dutch Shell PLC
          ADR, Class B...............   4,641,595
 29,500   TNT NV ADR.................   1,331,890
 76,600   Unilever NV ADR............   2,376,132
 34,800   Wolters Kluwer NV
          ADR(a).....................   1,064,529
                                      -----------
                                       34,335,141
                                      -----------
          New Zealand--0.2%
 31,425   Telecom Corp. of New
          Zealand Ltd. ADR...........     877,386
                                      -----------
          Norway--1.1%
  8,020   DnB Nor Bank ASA ADR.......   1,034,690
 43,500   Norsk Hydro ASA ADR........   1,664,745
 49,900   Orkla ASA ADR..............     946,234

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                             US$ VALUE
---------                           ----------
          Common Stocks (Continued)
  41,900  Statoil ASA ADR(a)....... $1,299,319
 127,900  Tomra Systems ASA ADR....  1,119,547
                                    ----------
                                     6,064,535
                                    ----------
          Portugal--0.3%
  27,280  Energias de Portugal SA
          ADR(a)...................  1,506,876
  25,000  Portugal Telecom. SGPS SA
          ADR(a)...................    347,250
                                    ----------
                                     1,854,126
                                    ----------
          Singapore--1.2%
 108,500  CapitaLand Ltd. ADR(a)...  1,149,232
  83,000  City Developments Ltd.
          ADR(a)...................    938,838
  16,500  DBS Group Holdings Ltd.
          ADR(a)...................    983,883
  54,500  Keppel Corp. Ltd. ADR(a).    890,841
  68,500  Neptune Orient Lines Ltd.
          ADR......................    949,492
  32,935  Singapore
          Telecommunications Ltd.
          ADR(a)...................    732,152
  33,500  United Overseas Bank Ltd.
          ADR......................    963,745
                                    ----------
                                     6,608,183
                                    ----------
          Spain--4.0%
 177,100  Banco Bilbao Vizcaya
          Argentaria SA ADR........  4,317,698
 319,900  Banco Santander Central
          Hispano SA ADR...........  5,879,762
  69,800  Endesa SA ADR............  3,686,836
  33,500  Iberdrola SA ADR.........  1,878,958
  45,000  Repsol YPF SA ADR........  1,741,500

Number of
 Shares                                 US$ VALUE
---------                              -----------
          Common Stocks (Continued)
  67,675  Telefonica SA ADR........... $ 4,517,983
                                       -----------
                                        22,022,737
                                       -----------
          Sweden--2.3%
  51,400  AB SKF ADR..................   1,083,136
  64,400  Atlas Copco AB ADR..........   1,014,294
 110,400  Atlas Copco AB ADR(a).......   1,851,485
  22,100  Electrolux AB ADR...........   1,050,663
  35,850  Husqvarna AB ADR............   1,019,477
  66,600  Sandvik AB ADR*.............   1,350,029
  60,900  Svenska Cellulosa AB (SCA)
          ADR.........................   1,021,336
  72,630  Telefonaktiebolaget LM
          Ericsson ADR(a).............   2,897,211
  69,100  Volvo AB ADR................   1,374,399
                                       -----------
                                        12,662,030
                                       -----------
          Switzerland--6.5%
 115,210  ABB Ltd. ADR(a).............   2,603,746
  55,600  Adecco SA ADR...............   1,076,866
  53,840  Credit Suisse Group ADR.....   3,820,487
  68,128  Nestle SA ADR...............   6,475,941
 100,890  Novartis AG ADR.............   5,656,902
  61,020  Roche Holding ADR...........   5,411,943
  20,544  Swiss Reinsurance Co.
          ADR.........................   1,875,713
  12,700  Swisscom AG ADR.............     433,070
  32,400  Syngenta AG ADR*............   1,261,332
  89,490  UBS AG(a)...................   5,370,295
  76,000  Zurich Financial Services AG
          ADR.........................   2,351,744
                                       -----------
                                        36,338,039
                                       -----------
          United Kingdom--21.1%
  56,500  Alliance Boots PLC*.........   1,281,731

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                US$ VALUE
---------                              ----------
          Common Stocks (Continued)
 122,200  Anglo American PLC ADR...... $3,585,348
  66,969  AstraZeneca PLC ADR.........  3,581,502
  47,425  BAE Systems PLC
          ADR(a)......................  1,541,440
  88,325  Barclays PLC ADR(a).........  4,927,652
  27,800  BG Group PLC ADR............  2,273,762
  54,000  BHP Billiton PLC
          ADR(a)......................  3,034,800
 125,996  BP PLC ADR(a)...............  9,089,351
  14,300  British Airways PLC
          ADR*(a).....................  1,200,704
  37,000  British American Tobacco
          PLC ADR(a)..................  2,558,180
  41,300  British Land Co. PLC
          ADR.........................  1,110,350
  27,050  British Sky Broadcasting
          Group PLC ADR(a)............  1,395,239
  39,520  BT Group PLC ADR*(a)........  2,631,242
  26,904  Cadbury Schweppes PLC
          ADR.........................  1,460,887
  15,838  Centrica PLC ADR............  1,234,513
 239,100  Compass Group PLC
          ADR.........................  1,658,613
  29,795  Diageo PLC ADR..............  2,482,221
  58,960  Friends Provident PLC
          ADR(a)......................  2,119,824
 124,601  GlaxoSmithKline PLC
          ADR.........................  6,525,354
  10,740  Hanson PLC ADR(a)...........  1,157,772
 174,700  HBOS PLC ADR(a).............  3,454,256
 107,880  HSBC Holdings PLC
          ADR(a)......................  9,900,148
  25,125  Imperial Chemical Industries
          PLC ADR.....................  1,254,182

Number of
 Shares                             US$ VALUE
---------                           ----------
          Common Stocks (Continued)
  16,700  Imperial Tobacco Group
          PLC ADR.................. $1,540,241
  38,270  Intercontinental Hotels
          Group PLC ADR(a).........    948,331
  11,920  International Power PLC
          ADR......................  1,027,174
 144,010  Invensys PLC ADR*........  1,106,616
  82,900  Invesco PLC ADR(a).......  2,142,965
  15,475  J Sainsbury PLC ADR(a)...    725,904
  17,000  Johnson Matthey PLC
          ADR(a)...................  1,154,206
 111,626  Kingfisher PLC ADR(a)....  1,014,535
 140,611  Ladbrokes PLC ADR........  1,221,558
 111,900  Legal & General Group PLC
          ADR......................  1,684,945
  69,250  Lloyds TSB Group PLC
          ADR(a)...................  3,096,860
  15,250  Marks & Spencer Group PLC
          ADR*.....................  1,152,883
  30,700  Pearson PLC ADR(a).......    516,988
  21,228  National Grid PLC
          ADR(a)...................  1,566,202
  64,850  Prudential Corp. PLC
          ADR(a)...................  1,854,710
  23,125  Reed Elsevier PLC ADR....  1,195,563
  54,500  Rentokil Initial PLC ADR.    877,499
   9,200  Reuters Group PLC
          ADR(a)...................    686,780
  17,920  Rexam PLC ADR............    892,774
   4,950  Rio Tinto PLC ADR(a).....  1,515,294
  25,360  Rolls-Royce Group PLC
          ADR......................  1,369,965
  50,200  SABMiller PLC ADR*.......  1,275,095

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                               US$ VALUE
---------                            ------------
          Common Stocks (Continued)
  48,200  Scottish & Southern Energy
          PLC ADR(a)................ $  1,401,266
  38,990  Signet Group PLC
          ADR(a)....................      825,808
  19,020  Smith & Nephew PLC
          ADR.......................    1,179,811
 114,668  Tesco PLC ADR.............    2,888,441
  40,425  Tomkins PLC ADR(a)........      839,627
  25,600  Trinity Mirror PLC
          ADR(a)....................      543,414
  61,020  Unilever PLC ADR..........    1,968,505
  33,100  United Utilities PLC
          ADR.......................      942,357
 209,723  Vodafone Group PLC
          ADR(a)....................    7,052,985
  42,100  Wolseley PLC ADR..........    1,017,978
   7,380  WPP Group PLC ADR(a)......      551,655
                                     ------------
                                      117,238,006
                                     ------------
          Total Common Stocks
          (Cost $391,271,919).......  553,699,430
                                     ------------

 Number of
  Shares                                     US$ VALUE
-----------                                -------------
            Money Market Fund--0.1%
    422,762 BNY Hamilton Money
            Fund (Institutional Shares),
            5.25%(b)
            (Cost $422,762)............... $     422,762
                                           -------------
            Investment Of Cash
            Collateral For Securities
            Loaned--26.0%
            Money Market Fund--26.0%
144,833,836 BNY Institutional Cash
            Reserve Fund, 5.33%(c)
            (Cost $144,833,836)(d)........   144,833,836
                                           -------------
            Total Investments
            (Cost $536,528,517)(e)--
            125.6%........................   698,956,028
            Liabilities in excess of other
            assets (25.6%)................  (142,622,201)
                                           -------------
            Net Assets--100.0%............ $ 556,333,827
                                           -------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Securities, or portion thereof, were on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $141,726,243 and the total value of the collateral held by the Fund was $144,833,836.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30 ,2007 ,net unrealized appreciation was $162,427,511 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $168,941,185 and aggregate gross unrealized depreciation of $6,513,674.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2007 (Unaudited)

                                                         % of
                                                        Total
                                          US$ Value   Net Assets
                           -              ---------   ----------
                Advertising............. $  1,620,525     0.3%
                Aerospace/Defense.......    3,484,729     0.6
                Agriculture.............    4,098,421     0.7
                Airlines................    6,870,544     1.2
                Apparel.................      668,603     0.1
                Auto Manufacturers......   19,074,921     3.4
                Auto Parts & Equipment..    3,801,415     0.7
                Banks...................  101,305,496    18.2
                Beverages...............   10,499,949     1.9
                Building Materials......   11,155,385     2.0
                Chemicals...............   15,858,127     2.8
                Commercial Services.....    6,398,397     1.2
                Computers...............    2,563,911     0.5
                Cosmetics/Personal Care.    5,644,812     1.0
                Distribution/Wholesale..    5,119,450     0.9
                Diversified Financial
                 Services...............   17,392,590     3.1
                Electric................   24,215,468     4.4
                Electrical Components &
                 Equipment..............    5,978,414     1.1
                Electronics.............    7,346,855     1.3
                Engineering &
                 Construction...........    4,179,744     0.8
                Entertainment...........    2,726,033     0.5
                Environmental Control...    1,119,547     0.2
                Food....................   26,101,094     4.7
                Food Service............    3,982,015     0.7
                Forest Products & Paper.    3,595,699     0.6
                Gas.....................    1,234,513     0.2
                Hand/Machine Tools......    1,350,029     0.2
                Healthcare--Products....    2,300,371     0.4
                Healthcare--Services....    1,006,086     0.2
                Holding Companies--
                 Diversified............    4,410,813     0.8
                Home Builders...........      756,192     0.1
                Home Furnishings........    5,934,214     1.1
                Household Products/Wares    1,952,478     0.4
                Housewares..............      397,441     0.1
                Insurance...............   26,557,214     4.8
                Internet................    2,165,603     0.4
                Iron/Steel..............    6,942,952     1.2

                                                             % of
                                                            Total
                                             US$ Value    Net Assets
                          -                  ---------    ----------
            Leisure Time.................. $   1,550,273      0.3%
            Lodging.......................       948,331      0.2
            Machinery--Construction &
             Mining.......................     4,576,131      0.8
            Machinery--Diversified........     5,854,058      1.1
            Media.........................     7,566,089      1.4
            Metal Fabricate/Hardware......     2,054,382      0.4
            Mining........................    14,844,935      2.7
            Miscellaneous
             Manufacturing................    12,920,008      2.3
            Money Market Funds............   145,256,598     26.1
            Office/Business Equipment.....     4,159,430      0.7
            Oil & Gas.....................    39,640,342      7.1
            Oil & Gas Services............     1,090,188      0.2
            Packaging & Containers........     1,918,190      0.3
            Pharmaceuticals...............    29,215,072      5.3
            Real Estate...................    10,702,487      1.9
            REITS.........................     1,110,351      0.2
            Retail........................     6,094,750      1.1
            Semiconductors................       575,244      0.1
            Software......................     4,610,568      0.8
            Telecommunications............    39,833,787      7.2
            Textiles......................     2,068,222      0.4
            Toys/Games/Hobbies............     1,862,504      0.3
            Transportation................     6,850,511      1.2
            Water.........................     3,843,527      0.7
                                           -------------    -----
            Total value of investments....   698,956,028    125.6
            Liabilities in excess of other
             assets.......................  (142,622,201)   (25.6)
                                           -------------    -----
            Net Assets.................... $ 556,333,827    100.0%
                                           -------------    -----

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--98.2%
          Aerospace/Defense--1.7%
 101,000  United Technologies
          Corp....................... $ 7,163,930
                                      -----------
          Auto Parts & Equipment--1.5%
  54,550  Johnson Controls, Inc......   6,315,254
                                      -----------
          Banks--2.7%
 108,000  Bank of America Corp.......   5,280,120
 121,500  Wachovia Corp..............   6,226,875
                                      -----------
                                       11,506,995
                                      -----------
          Beverages--1.7%
 110,000  PepsiCo, Inc...............   7,133,500
                                      -----------
          Biotechnology--0.5%
  38,500  Amgen, Inc.*...............   2,128,665
                                      -----------
          Chemicals--1.5%
  80,000  Air Products and Chemicals,
          Inc........................   6,429,600
                                      -----------
          Commercial Services--1.7%
 168,000  Accenture Ltd. (Bermuda)...   7,205,520
                                      -----------
          Computers--4.7%
  69,600  Apple, Inc.*...............   8,493,984
  69,000  Cognizant Technology
          Solutions Corp.*...........   5,181,210
 350,000  EMC Corp.*.................   6,335,000
                                      -----------
                                       20,010,194
                                      -----------
          Cosmetics/Personal Care--4.0%
 168,000  Avon Products, Inc.........   6,174,000
  97,000  Colgate-Palmolive Co.......   6,290,450
  74,375  Procter & Gamble Co........   4,551,006
                                      -----------
                                       17,015,456
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Diversified Financial Services--8.3%
  61,500  Capital One Financial
          Corp.(a).................. $ 4,824,060
 154,000  Citigroup, Inc............   7,898,660
 152,000  JP Morgan Chase & Co......   7,364,400
  68,000  Merrill Lynch & Co., Inc..   5,683,440
  65,000  Morgan Stanley............   5,452,200
 192,000  The Charles Schwab
          Corp......................   3,939,840
                                     -----------
                                      35,162,600
                                     -----------
          Electric--2.7%
 100,000  Allegheny Energy, Inc.*...   5,174,000
  56,500  Edison International......   3,170,780
  35,000  Public Service Enterprise
          Group, Inc................   3,072,300
                                     -----------
                                      11,417,080
                                     -----------
          Electrical Components & Equipment--1.5%
 133,000  Emerson Electric Co.......   6,224,400
                                     -----------
          Food--1.5%
 184,000  Safeway, Inc..............   6,261,520
                                     -----------
          Healthcare--Products--2.6%
  96,500  Johnson & Johnson.........   5,946,330
  96,000  Medtronic, Inc............   4,978,560
                                     -----------
                                      10,924,890
                                     -----------
          Healthcare--Services--1.5%
  82,000  WellPoint, Inc.*..........   6,546,060
                                     -----------
          Insurance--6.2%
  89,000  Aflac, Inc.(a)............   4,574,600
  65,000  American International
          Group, Inc................   4,551,950

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  42,000  Hartford Financial Services
          Group, Inc................. $ 4,137,420
  40,000  Prudential Financial, Inc..   3,889,200
  80,000  The Allstate Corp..........   4,920,800
  80,000  The Travelers Cos., Inc....   4,280,000
                                      -----------
                                       26,353,970
                                      -----------
          Internet--2.5%
 125,000  Akamai Technologies,
          Inc.*......................   6,080,000
   4,800  Google, Inc., Class A*.....   2,512,224
  81,000  Yahoo!, Inc.*..............   2,197,530
                                      -----------
                                       10,789,754
                                      -----------
          Machinery--Construction & Mining--1.5%
  80,000  Caterpillar, Inc...........   6,264,000
                                      -----------
          Machinery--Diversified--1.3%
  45,000  Deere & Co.................   5,433,300
                                      -----------
          Media--2.3%
 162,500  Comcast Corp., Class A*....   4,543,500
 250,000  Time Warner, Inc...........   5,260,000
                                      -----------
                                        9,803,500
                                      -----------
          Miscellaneous Manufacturing--7.7%
  44,500  3M Co......................   3,862,155
  46,000  Danaher Corp...............   3,473,000
 273,000  General Electric Co........  10,450,440
 130,000  Honeywell International,
          Inc........................   7,316,400
  68,000  Textron, Inc...............   7,487,480
                                      -----------
                                       32,589,475
                                      -----------
          Oil & Gas--5.9%
  60,000  Chevron Corp...............   5,054,400

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
  80,000  ConocoPhillips.......... $ 6,280,000
 113,000  Exxon Mobil Corp........   9,478,440
  92,750  Southwestern Energy Co.*   4,127,375
                                   -----------
                                    24,940,215
                                   -----------
          Oil & Gas Services--2.0%
  46,300  Baker Hughes, Inc.(a)...   3,895,219
  55,000  Schlumberger Ltd........   4,671,700
                                   -----------
                                     8,566,919
                                   -----------
          Pharmaceuticals--7.4%
  76,000  Cardinal Health, Inc....   5,368,640
 120,000  Gilead Sciences, Inc.*..   4,652,400
  72,200  Novartis AG ADR
          (Switzerland)...........   4,048,254
 163,000  Pfizer, Inc.............   4,167,910
 141,500  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)................   5,836,875
 124,000  Wyeth...................   7,110,160
                                   -----------
                                    31,184,239
                                   -----------
          Pipelines--3.0%
  74,000  Questar Corp.(a)........   3,910,900
 150,000  Spectra Energy Corp.....   3,894,000
 162,000  The Williams Cos., Inc..   5,122,440
                                   -----------
                                    12,927,340
                                   -----------
          REITS--1.3%
 147,780  Digital Realty Trust,
          Inc.(a).................   5,568,350
                                   -----------
          Retail--6.9%
 157,500  PetSmart, Inc.(a).......   5,110,875
 195,000  Sonic Corp.*............   4,313,400
 174,000  Staples, Inc.(a)........   4,129,020

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks (Continued)
  97,000  Target Corp............... $  6,169,200
 262,000  Urban Outfitters, Inc.*(a)    6,295,860
  70,000  Wal-Mart Stores, Inc......    3,367,700
                                     ------------
                                       29,386,055
                                     ------------
          Semiconductors--4.0%
 343,000  Intel Corp................    8,149,680
 315,500  National Semiconductor
          Corp......................    8,919,185
                                     ------------
                                       17,068,865
                                     ------------
          Software--3.1%
 105,000  Adobe Systems, Inc.*(a)...    4,215,750
 306,500  Microsoft Corp............    9,032,555
                                     ------------
                                       13,248,305
                                     ------------
          Telecommunications--5.0%
 108,000  AT&T, Inc.................    4,482,000
 188,000  Cisco Systems, Inc.*......    5,235,800
 191,000  Corning, Inc..............    4,880,050
  82,000  Qualcomm, Inc.............    3,557,980
  76,000  Verizon Communications,
          Inc.......................    3,128,920
                                     ------------
                                       21,284,750
                                     ------------
          Total Common Stocks
          (Cost $317,500,918).......  416,854,701
                                     ------------

 Number of
  Shares                                       Value
----------                                 ------------
            Money Market Fund--0.2%
   970,512  BNY Hamilton Money
            Fund (Institutional Shares),
            5.25%(b) (Cost $970,512)...... $    970,512
                                           ------------
            Investment of Cash
            Collateral for Securities
            Loaned--3.0%
            Money Market Fund--3.0%
12,813,790  BNY Institutional Cash
            Reserve Fund, 5.33%(c)
            (Cost $12,813,790)(d).........   12,813,790
                                           ------------
            Securities Sold Short--(0.2%)
   (32,500) Discover Financial Services,
            WI* (Proceeds
            $1,021,265)(e)................     (926,250)
                                           ------------
            Total Investments
            (Cost $330,263,955)(f)--
            101.2%........................  429,712,753
            Liabilities in excess of other
            assets--(1.2%)................   (5,163,911)
                                           ------------
            Net Assets--100.0%............ $424,548,842
                                           ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $12,283,037 and the total value of the collateral held by the Fund was $12,813,790.
(e)Security will spin-off from Morgan Stanley on July 2, 2007.
(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $99,448,798 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $101,361,962 and aggregate gross unrealized depreciation of $1,913,164.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                              Value
---------                          ----------
          COMMON STOCKS--98.4%
          Aerospace/Defense--2.1%
  41,750  United Technologies
          Corp.................... $2,961,328
                                   ----------
          Agriculture--0.9%
  18,700  Altria Group, Inc.......  1,311,618
                                   ----------
          Auto Parts & Equipment--1.2%
  14,500  Johnson Controls, Inc...  1,678,665
                                   ----------
          Beverages--1.5%
  32,200  PepsiCo, Inc............  2,088,170
                                   ----------
          Biotechnology--3.7%
  29,300  Amgen, Inc.*............  1,619,997
  11,300  Celgene Corp.*(a).......    647,829
  17,050  Genentech, Inc.*........  1,290,003
  69,000  PDL BioPharma, Inc.* (a)  1,607,700
                                   ----------
                                    5,165,529
                                   ----------
          Chemicals--2.6%
  23,950  Monsanto Co.............  1,617,583
  27,950  Praxair, Inc............  2,012,121
                                   ----------
                                    3,629,704
                                   ----------
          Commercial Services--2.9%
  58,900  Accenture Ltd. (Bermuda)  2,526,221
  40,900  Pharmaceutical Product
          Development, Inc........  1,565,243
                                   ----------
                                    4,091,464
                                   ----------
          Computers--5.4%
  27,250  Apple, Inc.*............  3,325,590
 123,050  EMC Corp.*..............  2,227,205
  46,300  Hewlett-Packard Co......  2,065,906
                                   ----------
                                    7,618,701
                                   ----------

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--4.7%
 73,550   Avon Products, Inc............. $2,702,963
 40,200   Colgate-Palmolive Co...........  2,606,970
 21,800   Procter & Gamble Co............  1,333,942
                                          ----------
                                           6,643,875
                                          ----------
          Diversified Financial Services--4.8%
 15,750   AllianceBernstein
          Holding LP.....................  1,371,668
 27,850   Ameriprise Financial, Inc......  1,770,425
  9,000   Goldman Sachs Group, Inc.......  1,950,749
 83,900   The Charles Schwab Corp........  1,721,628
                                          ----------
                                           6,814,470
                                          ----------
          Electric--1.2%
 31,900   Allegheny Energy, Inc.*........  1,650,506
                                          ----------
          Electrical Components & Equipment--1.6%
 46,650   Emerson Electric Co............  2,183,220
                                          ----------
          Electronics--1.0%
 28,500   Thermo Fisher Scientific,
          Inc.*..........................  1,474,020
                                          ----------
          Food--1.0%
 39,500   Safeway, Inc...................  1,344,185
                                          ----------
          Healthcare-Products--3.2%
 52,250   Johnson & Johnson..............  3,219,645
 26,000   Medtronic, Inc.................  1,348,360
                                          ----------
                                           4,568,005
                                          ----------
          Healthcare-Services--2.6%
 37,100   Psychiatric Solutions, Inc.*(a)  1,345,246
 29,000   WellPoint, Inc.*...............  2,315,070
                                          ----------
                                           3,660,316
                                          ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Insurance--2.0%
 29,000   Aflac, Inc................ $ 1,490,600
 18,969   American International
          Group, Inc................   1,328,399
                                     -----------
                                       2,818,999
                                     -----------
          Internet--3.5%
 56,100   Akamai Technologies,
          Inc.*.....................   2,728,704
  4,325   Google, Inc., Class A*....   2,263,619
                                     -----------
                                       4,992,323
                                     -----------
          Machinery--Construction & Mining--1.8%
 32,000   Caterpillar, Inc..........   2,505,600
                                     -----------
          Media--1.5%
 24,000   Comcast Corp., Class A*...     674,880
 67,650   Time Warner, Inc..........   1,423,356
                                     -----------
                                       2,098,236
                                     -----------
          Miscellaneous Manufacturing--8.0%
 16,500   3M Co.....................   1,432,035
 29,500   Danaher Corp..............   2,227,250
 36,500   General Electric Co.......   1,397,220
 31,600   Honeywell International,
          Inc.(a)...................   1,778,448
 43,600   Illinois Tool Works, Inc..   2,362,683
 19,350   Textron, Inc..............   2,130,629
                                     -----------
                                      11,328,265
                                     -----------
          Oil & Gas--1.8%
 24,200   ConocoPhillips............   1,899,700
 15,500   Southwestern Energy Co.*..     689,750
                                     -----------
                                       2,589,450
                                     -----------

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
          Oil & Gas Services--3.8%
 23,200   National Oilwell Varco,
          Inc.*......................... $ 2,418,368
 25,280   Smith International, Inc......   1,482,419
 26,000   Weatherford International
          Ltd.*(a)......................   1,436,240
                                         -----------
                                           5,337,027
                                         -----------
          Pharmaceuticals--5.2%
 57,500   Gilead Sciences, Inc.*........   2,229,275
 27,500   Sepracor, Inc.*(a)............   1,128,050
 46,550   Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)(a)...................   1,920,188
 35,650   Wyeth.........................   2,044,171
                                         -----------
                                           7,321,684
                                         -----------
          Pipelines--1.7%
 32,500   Questar Corp..................   1,717,625
 22,500   The Williams Cos., Inc........     711,450
                                         -----------
                                           2,429,075
                                         -----------
          REITS--0.9%
 35,000   Digital Realty Trust, Inc. (a)   1,318,800
                                         -----------
          Retail--9.6%
 68,500   Applebee's International, Inc.   1,650,850
 41,600   Home Depot, Inc...............   1,636,960
 64,650   PetSmart, Inc.................   2,097,892
 62,500   Sonic Corp.*..................   1,382,500
 63,450   Staples, Inc. (a).............   1,505,669
 27,900   Target Corp...................   1,774,440
 82,100   Urban Outfitters, Inc.........   1,972,862
 31,550   Wal-Mart Stores, Inc..........   1,517,871
                                         -----------
                                          13,539,044
                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks (Continued)
          Semiconductors--6.1%
 153,400  Intel Corp................ $  3,644,784
  31,750  MEMC Electronic Materials,
          Inc.*.....................    1,940,560
 108,000  National Semiconductor
          Corp......................    3,053,160
                                     ------------
                                        8,638,504
                                     ------------
          Software--7.1%
  45,850  Adobe Systems, Inc.*......    1,840,878
  30,700  Electronic Arts, Inc.*(a).    1,452,724
  33,980  Infosys Tech Ltd. ADR
          (India)...................    1,711,912
 170,600  Microsoft Corp............    5,027,581
                                     ------------
                                       10,033,095
                                     ------------
          Telecommunications--5.0%
 138,350  Cisco Systems, Inc.*......    3,853,047
  66,350  Corning, Inc..............    1,695,243
  33,400  QUALCOMM, Inc.............    1,449,226
                                     ------------
                                        6,997,516
                                     ------------
          Total Common Stocks
          (Cost $116,210,859).......  138,831,394
                                     ------------

Number of
 Shares                                        Value
---------                                  ------------
          Money Market Fund--0.2%
  282,114 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $282,114)................. $    282,114
                                           ------------
          Investment of Cash
          Collateral for Securities
          Loaned--3.8%
          Money Market Fund--3.8%
5,404,598 BNY Institutional Cash
          Reserve Fund, 5.33%(c)
          (Cost $5,404,598)(d)............    5,404,598
                                           ------------
          Total Investments
          (Cost $121,897,571) (b)--
          102.4%..........................  144,518,106
          Liabilities in excess of other
          assets--(2.4%)..................   (3,478,071)
                                           ------------
          Net Assets--100.0%.............. $141,040,035
                                           ------------

ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $5,197,334 and the total value of the collateral held by the Fund was $5,404,598.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $22,620,535 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $24,556,668 and aggregate gross unrealized depreciation of $1,936,133.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--98.4%
          Aerospace/Defense--4.0%
 200,000  United Technologies Corp... $14,186,000
                                      -----------
          Banks--8.2%
 196,294  Bank of America Corp.......   9,596,814
 296,000  U.S. Bancorp...............   9,753,200
 200,000  Wachovia Corp..............  10,250,000
                                      -----------
                                       29,600,014
                                      -----------
          Chemicals--3.7%
  66,000  duPont (E.I.) de Nemours &
          Co.........................   3,355,440
 140,000  Praxair, Inc...............  10,078,600
                                      -----------
                                       13,434,040
                                      -----------
          Computers--1.8%
 122,000  NCR Corp.*.................   6,409,880
                                      -----------
          Cosmetics/Personal Care--3.4%
 200,000  Procter & Gamble Co........  12,238,000
                                      -----------
          Diversified Financial Services--9.7%
 136,000  CIT Group, Inc.............   7,456,880
 226,000  Citigroup, Inc.............  11,591,539
  26,000  Goldman Sachs Group, Inc...   5,635,500
 139,900  JPMorgan Chase & Co........   6,778,155
  38,000  Morgan Stanley.............   3,187,440
                                      -----------
                                       34,649,514
                                      -----------
          Electric--3.2%
 670,000  TECO Energy, Inc.(a).......  11,510,600
                                      -----------
          Electrical Components & Equipment--3.5%
 266,000  Emerson Electric Co........  12,448,800
                                      -----------
          Engineering & Construction--0.9%
  40,000  McDermott International,
          Inc.*......................   3,324,800
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Food--2.9%
 180,000  General Mills, Inc........ $10,515,600
                                     -----------
          Healthcare-Products--6.3%
 140,000  Becton, Dickinson & Co....  10,430,000
 196,000  Johnson & Johnson.........  12,077,520
                                     -----------
                                      22,507,520
                                     -----------
          Insurance--2.5%
  86,000  American International
          Group, Inc................   6,022,580
  80,000  Genworth Financial, Inc...   2,752,000
                                     -----------
                                       8,774,580
                                     -----------
          Iron/Steel--1.5%
  50,100  Allegheny Technologies,
          Inc.......................   5,254,488
                                     -----------
          Machinery--Construction & Mining--1.7%
  76,000  Caterpillar, Inc..........   5,950,800
                                     -----------
          Media--1.9%
 195,647  Idearc, Inc...............   6,912,209
                                     -----------
          Miscellaneous Manufacturing--4.9%
  66,000  Eaton Corp................   6,138,000
 296,000  General Electric Co.......  11,330,880
                                     -----------
                                      17,468,880
                                     -----------
          Oil & Gas--8.7%
  46,000  Chevron Corp..............   3,875,040
  76,000  ConocoPhillips............   5,966,000
 140,000  Petroleo Brasilerio S.A.-
          Petrobras ADR (Brazil)(a).  14,935,200
  60,000  Transocean, Inc.*.........   6,358,800
                                     -----------
                                      31,135,040
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                Value
---------                           ------------
          Common Stocks (Continued)
          Oil & Gas Services--5.8%
  60,000  Grant Prideco, Inc.*..... $  3,229,800
 170,000  Schlumberger Ltd.........   14,439,800
  60,000  Weatherford International
          Ltd.*(a).................    3,314,400
                                    ------------
                                      20,984,000
                                    ------------
          Pharmaceuticals--2.5%
 170,000  GlaxoSmithKline PLC ADR
          (Great Britain)..........    8,902,900
                                    ------------
          Pipelines--3.3%
 276,000  National Fuel Gas Co.....   11,953,560
                                    ------------
          Retail--6.6%
 120,000  J. C. Penney Co., Inc....    8,685,600
 286,000  Limited Brands, Inc......    7,850,700
 141,115  Nordstrom, Inc.(a).......    7,213,799
                                    ------------
                                      23,750,099
                                    ------------
          Semiconductors--2.8%
 266,000  Texas Instruments, Inc...   10,009,580
                                    ------------
          Telecommunications--8.1%
 157,120  Alcatel-Lucent ADR
          (France)(a)..............    2,199,680
 326,000  AT&T, Inc................   13,529,000
 326,000  Verizon Communications,
          Inc......................   13,421,420
                                    ------------
                                      29,150,100
                                    ------------
          Transportation--0.5%
  38,000  GulfMark Offshore,
          Inc.*(a).................    1,946,360
                                    ------------
          Total Common Stocks
          (Cost $294,083,505)......  353,017,364
                                    ------------

Number of
 Shares                                       Value
----------                                ------------
           Money Market Fund--1.6%
 5,745,636 BNY Hamilton Money
           Fund (Institutional Shares),
           5.25%(b)
           (Cost $5,745,636)............. $  5,745,636
                                          ------------
           Investment of Cash
           Collateral for Securities
           Loaned--3.7%
           Money Market Fund--3.7%
13,338,945 BNY Institutional Cash
           Reserve Fund, 5.33%(c)
           (Cost $13,338,945)(d).........   13,338,945
                                          ------------
           Total Investments
           (Cost $313,168,086)(e)--
           103.7%........................  372,101,945
           Liabilities in excess of other
           assets--(3.7%)................  (13,213,865)
                                          ------------
           Net Assets--100.0%............ $358,888,080
                                          ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $12,980,849 and the total value of the collateral held by the Fund was $13,338,945.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $58,933,859 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $60,712,817 and aggregate gross unrealized depreciation of $1,778,958.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks--97.6%
          Banks--5.9%
 11,000   M&T Bank Corp.(a)............. $1,175,900
 38,000   National City Corp.(a)........  1,266,160
 48,000   TCF Financial Corp.(a)........  1,334,400
                                         ----------
                                          3,776,460
                                         ----------
          Beverages--4.3%
 21,000   PepsiCo, Inc..................  1,361,850
 27,500   The Coca-Cola Co..............  1,438,525
                                         ----------
                                          2,800,375
                                         ----------
          Biotechnology--2.0%
 25,000   Charles River Laboratories
          International, Inc.*(a).......  1,290,500
                                         ----------
          Building Materials--2.3%
 35,000   Universal Forest Products,
          Inc.(a).......................  1,479,100
                                         ----------
          Commercial Services--2.2%
 42,000   DeVry, Inc.*..................  1,428,840
                                         ----------
          Diversified Financial Services--4.8%
 18,000   Capital One Financial
          Corp.(a)......................  1,411,920
 33,000   Citigroup, Inc................  1,692,570
                                         ----------
                                          3,104,490
                                         ----------
          Electric--4.8%
 17,000   Dominion Resources,
          Inc.(a).......................  1,467,270
 75,000   The AES Corp.*................  1,641,000
                                         ----------
                                          3,108,270
                                         ----------
          Electronics--2.1%
 68,000   Flextronics International Ltd.
          (Singapore)*(a)...............    734,400

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 29,000   Jabil Circuit, Inc......... $  640,030
                                      ----------
                                       1,374,430
                                      ----------
          Engineering & Construction--2.8%
 32,000   Jacobs Engineering Group,
          Inc.*......................  1,840,320
                                      ----------
          Food--2.1%
 23,000   General Mills, Inc.........  1,343,660
                                      ----------
          Gas--1.4%
 21,000   KeySpan Corp...............    881,580
                                      ----------
          Healthcare--Products--4.3%
 22,000   Johnson & Johnson..........  1,355,640
 23,000   Stryker Corp.(a)...........  1,451,070
                                      ----------
                                       2,806,710
                                      ----------
          Healthcare--Services--2.0%
 26,000   Aetna, Inc.................  1,284,400
                                      ----------
          Home Builders--1.1%
 40,000   Standard Pacific Corp.(a)..    701,200
                                      ----------
          Housewares--2.3%
 50,000   Newell Rubbermaid, Inc.....  1,471,500
                                      ----------
          Internet--2.1%
 27,400   Akamai Technologies,
          Inc.*(a)...................  1,332,736
                                      ----------
          Leisure Time--1.8%
 19,000   Harley-Davidson, Inc.......  1,132,590
                                      ----------
          Machinery--Construction & Mining--2.4%
 20,000   Caterpillar, Inc...........  1,566,000
                                      ----------
          Machinery-Diversified--1.8%
 30,700   Zebra Technologies
          Corp.*(a)..................  1,189,318
                                      ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Media--1.9%
  2,687   Citadel Broadcasting Corp. $   17,331
 35,000   Walt Disney Co............  1,194,900
                                     ----------
                                      1,212,231
                                     ----------
          Miscellaneous Manufacturing--7.7%
 21,900   Ceradyne, Inc.*(a)........  1,619,724
 53,000   General Electric Co.......  2,028,840
 24,000   Honeywell International,
          Inc.......................  1,350,720
                                     ----------
                                      4,999,284
                                     ----------
          Oil & Gas--6.2%
 16,000   Exxon Mobil Corp..........  1,342,080
 21,000   Noble Energy, Inc.........  1,310,190
 17,000   Royal Dutch Shell PLC ADR
          (Nerthlands)..............  1,380,400
                                     ----------
                                      4,032,670
                                     ----------
          Oil & Gas Services--2.3%
  8,900   Schlumberger Ltd..........    755,966
 12,900   Weatherford International
          Ltd.*(a)..................    712,596
                                     ----------
                                      1,468,562
                                     ----------
          Pharmaceuticals--6.1%
 47,000   Bristol-Myers Squibb Co...  1,483,320
 25,000   Merck & Co., Inc..........  1,245,000
 46,000   Pfizer, Inc...............  1,176,220
                                     ----------
                                      3,904,540
                                     ----------
          Pipelines--2.6%
 32,000   Questar Corp..............  1,691,200
                                     ----------
          REITS--1.8%
 48,000   CapitalSource, Inc.(a)....  1,180,320
                                     ----------

Number of
 Shares                                       Value
---------                                  -----------
          Common Stocks (Continued)
          Retail--4.1%
   44,000 Lowe's Cos., Inc................ $ 1,350,360
   30,000 Walgreen Co.....................   1,306,200
                                           -----------
                                             2,656,560
                                           -----------
          Savings & Loans--2.0%
   29,900 Washington Mutual,
          Inc.(a).........................   1,274,936
                                           -----------
          Semiconductors--6.3%
   30,000 Analog Devices, Inc.............   1,129,200
   75,000 Applied Materials, Inc.(a)......   1,490,250
   38,600 Texas Instruments, Inc..........   1,452,518
                                           -----------
                                             4,071,968
                                           -----------
          Software--2.1%
   45,000 Microsoft Corp..................   1,326,150
                                           -----------
          Telecommunications--2.0%
   31,382 AT&T, Inc.......................   1,302,353
                                           -----------
          Total Common Stocks
          (Cost $44,372,543)..............  63,033,253
                                           -----------
          Money Market Fund--2.4%
1,571,314 BNY Hamilton Money Fund
          (Institutional Shares), 5.25%(b)
          (Cost $1,571,314)...............   1,571,314
                                           -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral For Securities
           Loaned--24.0%
           Money Market Fund--24.0%
15,485,580 BNY Institutional Cash
           Reserve Fund, 5.33%(c)
           (Cost $15,485,580)(d)......... $ 15,485,580
                                          ------------
           Total Investments
           (Cost $61,429,437)(e)--
           124.0%........................   80,090,147
           Liabilities in excess of other
           assets--(24.0%)...............  (15,508,360)
                                          ------------
           Net Assets--100.0%............ $ 64,581,787
                                          ------------

ADR American Deposit Receipt.
*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30 2007, the total market value of the fund's securities on loan was $14,893,966 and the total value of the collateral held by the fund was $15,485,580.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007 net unrealized appreciation was $18,660,710 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $19,652,120 and aggregate gross unrealized depreciation of $991,410.


See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                              Value
---------                          ----------
          Common Stocks--98.4%
          Advertising--0.2%
  3,510   Omnicom Group, Inc...... $  185,749
  4,955   The Interpublic Group of
          Cos., Inc.*(a)..........     56,487
                                   ----------
                                      242,236
                                   ----------
          Aerospace/Defense--2.2%
  4,284   General Dynamics Corp...    335,094
  1,330   Goodrich Corp...........     79,215
  1,325   L-3 Communications
          Holdings, Inc...........    129,042
  3,756   Lockheed Martin Corp....    353,552
  3,650   Northrop Grumman
          Corp....................    284,226
  4,695   Raytheon Co.............    253,014
  1,775   Rockwell Collins, Inc...    125,386
  8,341   The Boeing Co...........    802,070
 10,526   United Technologies
          Corp....................    746,609
                                   ----------
                                    3,108,208
                                   ----------
          Agriculture--1.4%
 22,260   Altria Group, Inc.......  1,561,316
  6,902   Archer-Daniels-Midland
          Co......................    228,387
  1,811   Reynolds American,
          Inc.(a).................    118,077
  1,695   UST, Inc.(a)............     91,039
                                   ----------
                                    1,998,819
                                   ----------
          Airlines--0.1%
  8,260   Southwest Airlines Co...    123,157
                                   ----------
          Apparel--0.4%
  3,931   Coach, Inc.*............    186,290

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,145   Jones Apparel Group, Inc.. $   32,346
  1,105   Liz Claiborne, Inc.(a)....     41,217
  4,011   NIKE, Inc., Class B.......    233,801
    650   Polo Ralph Lauren Corp....     63,772
    950   V.F. Corp.................     87,001
                                     ----------
                                        644,427
                                     ----------
          Auto Manufacturers--0.4%
 19,902   Ford Motor Co.(a).........    187,477
  5,983   General Motors Corp.(a)...    226,157
  2,628   PACCAR, Inc...............    228,741
                                     ----------
                                        642,375
                                     ----------
          Auto Parts & Equipment--0.2%
  2,095   Johnson Controls, Inc.....    242,538
  2,185   The Goodyear Tire &
          Rubber Co.*...............     75,951
                                     ----------
                                        318,489
                                     ----------
          Banks--6.0%
 46,974   Bank of America Corp......  2,296,559
  5,741   BB&T Corp.................    233,544
  1,655   Comerica, Inc.............     98,423
  2,024   Commerce Bancorp, Inc.....     74,868
  1,395   Compass Bancshares, Inc...     96,227
  5,817   Fifth Third Bancorp.......    231,342
  1,330   First Horizon National
          Corp.(a)..................     51,870
  3,890   Huntington Bancshares,
          Inc.......................     88,459
  4,150   KeyCorp...................    142,469
    802   M&T Bank Corp.(a).........     85,734
  2,745   Marshall & Ilsley Corp.(a)    130,744
  4,409   Mellon Financial Corp.....    193,996
  6,092   National City Corp.(a)....    202,985

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,000   Northern Trust Corp........ $  128,480
  3,650   PNC Financial Services
          Group, Inc.................    261,267
  7,458   Regions Financial Corp.....    246,860
  4,166   State Street Corp..........    284,954
  3,778   SunTrust Banks, Inc........    323,926
  3,455   Synovus Financial Corp.....    106,069
  8,002   The Bank of New York Co.,
          Inc........................    331,603
 18,401   U.S. Bancorp...............    606,313
 20,249   Wachovia Corp..............  1,037,761
 35,349   Wells Fargo & Co...........  1,243,224
  1,162   Zions Bancorp..............     89,369
                                      ----------
                                       8,587,046
                                      ----------
          Beverages--2.0%
  8,043   Anheuser-Busch Cos., Inc...    419,523
    840   Brown-Forman Corp.,
          Class B....................     61,387
  2,945   Coca-Cola Enterprises,
          Inc........................     70,680
  2,040   Constellation Brands, Inc.,
          Class A*(a)................     49,531
    500   Molson Coors Brewing Co....     46,230
 17,248   PepsiCo, Inc...............  1,118,533
 21,269   The Coca-Cola Co...........  1,112,581
  1,391   The Pepsi Bottling Group,
          Inc........................     46,849
                                      ----------
                                       2,925,314
                                      ----------
          Biotechnology--0.9%
 12,277   Amgen, Inc.*...............    678,795
  3,025   Biogen Idec, Inc.*(a)......    161,837
  4,020   Celgene Corp.*(a)..........    230,467

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,785   Genzyme Corp.*............ $  179,354
    575   Millipore Corp.*(a).......     43,177
                                     ----------
                                      1,293,630
                                     ----------
          Building Materials--0.2%
  1,865   American Standard Cos.,
          Inc.......................    109,998
  3,990   Masco Corp................    113,595
                                     ----------
                                        223,593
                                     ----------
          Chemicals--1.6%
  2,290   Air Products & Chemicals,
          Inc.......................    184,047
    590   Ashland, Inc..............     37,731
  9,779   duPont (E.I.) de Nemours &
          Co........................    497,164
    890   Eastman Chemical Co.......     57,254
  1,850   Ecolab, Inc...............     78,995
  1,230   Hercules, Inc.*...........     24,170
    823   International Flavors &
          Fragrances, Inc...........     42,911
  5,758   Monsanto Co...............    388,895
  1,740   PPG Industries, Inc.......    132,432
  3,371   Praxair, Inc..............    242,678
  1,505   Rohm and Haas Co.(a)......     82,293
  1,385   Sigma-Aldrich Corp........     59,098
 10,087   The Dow Chemical Co.......    446,047
  1,160   The Sherwin-Williams Co...     77,105
                                     ----------
                                      2,350,820
                                     ----------
          Coal--0.2%
  1,930   CONSOL Energy, Inc.(a)....     88,992
  2,805   Peabody Energy Corp.......    135,706
                                     ----------
                                        224,698
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Commercial Services--0.8%
  1,480   Apollo Group, Inc.,
          Class A*..................... $   86,476
  1,445   Convergys Corp.*.............     35,027
  1,536   Equifax, Inc.................     68,229
  3,415   H&R Block, Inc.(a)...........     79,809
  3,125   McKesson Corp................    186,375
  1,380   Monster Worldwide, Inc.*.....     56,718
  2,435   Moody's Corp.................    151,457
  3,600   Paychex, Inc.(a).............    140,832
  2,330   R. R. Donnelley & Sons
          Co...........................    101,378
  1,760   Robert Half International,
          Inc..........................     64,240
  8,171   The Western Union Co.........    170,202
                                        ----------
                                         1,140,743
                                        ----------
          Computers--4.2%
  1,050   Affiliated Computer Services,
          Inc.*........................     59,556
  9,161   Apple, Inc.*.................  1,118,008
  1,522   Cognizant Technology
          Solutions Corp.*.............    114,287
  1,830   Computer Sciences
          Corp.*.......................    108,245
 24,037   Dell, Inc.*..................    686,256
  5,380   Electronic Data Systems
          Corp.........................    149,187
 22,205   EMC Corp.*...................    401,911
 27,718   Hewlett-Packard Co...........  1,236,777
 14,458   International Business
          Machines Corp................  1,521,704
  1,000   Lexmark International,
          Inc.*(a).....................     49,310

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,905   NCR Corp.*................. $  100,089
  3,920   Network Appliance,
          Inc.*(a)...................    114,464
  2,415   SanDisk Corp.*(a)..........    118,190
 37,785   Sun Microsystems, Inc.*....    198,749
  3,675   Unisys Corp.*..............     33,590
                                      ----------
                                       6,010,323
                                      ----------
          Cosmetics/Personal Care--1.8%
  4,645   Avon Products, Inc.........    170,704
  5,417   Colgate-Palmolive Co.......    351,292
 33,333   Procter & Gamble Co........  2,039,646
  1,250   The Estee Lauder Cos., Inc.     56,888
                                      ----------
                                       2,618,530
                                      ----------
          Distribution/Wholesale--0.1%
  1,805   Genuine Parts Co.(a).......     89,528
    750   W.W. Grainger, Inc.........     69,788
                                      ----------
                                         159,316
                                      ----------
          Diversified Financial Services--8.2%
 12,581   American Express Co........    769,706
  2,490   Ameriprise Financial, Inc..    158,289
  4,376   Capital One Financial
          Corp.......................    343,253
    376   Chicago Mercantile Exchange
          Holdings, Inc.(a)..........    200,919
  2,030   CIT Group, Inc.............    111,305
 52,355   Citigroup, Inc.............  2,685,288
  6,282   Countrywide Financial
          Corp.......................    228,351
  4,515   E*TRADE Financial
          Corp.*.....................     99,736
 10,303   Fannie Mae.................    673,095

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
    935   Federated Investors, Inc.,
          Class B..................... $    35,839
  1,746   Franklin Resources, Inc.....     231,293
  7,004   Freddie Mac.................     425,143
  4,324   Goldman Sachs Group, Inc....     937,227
  1,955   Janus Capital Group,
          Inc.(a).....................      54,427
 36,161   JPMorgan Chase & Co.........   1,752,001
  1,392   Legg Mason, Inc.............     136,945
  5,635   Lehman Brothers Holdings,
          Inc.........................     419,920
  9,217   Merrill Lynch & Co., Inc....     770,357
 11,155   Morgan Stanley..............     935,681
  4,360   SLM Corp....................     251,049
  2,815   T. Rowe Price Group, Inc....     146,070
  1,260   The Bear Stearns Cos., Inc..     176,400
 10,710   The Charles Schwab Corp.....     219,769
                                       -----------
                                        11,762,063
                                       -----------
          Electric--3.2%
  1,755   Allegheny Energy, Inc.*.....      90,804
  2,185   Ameren Corp.(a).............     107,087
  4,225   American Electric Power Co.,
          Inc.........................     190,294
  3,390   CenterPoint Energy,
          Inc.(a).....................      58,986
  2,370   CMS Energy Corp.*(a)........      40,764
  2,858   Consolidated Edison,
          Inc.(a).....................     128,953
  1,915   Constellation Energy Group,
          Inc.(a).....................     166,931
  3,706   Dominion Resources,
          Inc.(a).....................     319,865
  1,860   DTE Energy Co...............      89,689

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 13,322   Duke Energy Corp........... $  243,793
  4,250   Dynegy, Inc., Class A*.....     40,120
  3,445   Edison International.......    193,333
  2,090   Entergy Corp...............    224,361
  7,118   Exelon Corp................    516,767
  3,226   FirstEnergy Corp...........    208,819
  4,305   FPL Group, Inc.............    244,266
    801   Inetgrys Energy Group, Inc.     40,635
  3,725   PG&E Corp..................    168,742
  1,060   Pinnacle West Capital
          Corp.......................     42,241
  4,078   PPL Corp...................    190,810
  2,691   Progress Energy, Inc.......    122,683
  2,675   Public Service Enterprise
          Group, Inc.................    234,812
  2,210   TECO Energy, Inc...........     37,968
  7,065   The AES Corp.*.............    154,582
  7,960   The Southern Co............    272,948
  4,865   TXU Corp...................    327,414
  4,327   Xcel Energy, Inc...........     88,574
                                      ----------
                                       4,546,241
                                      ----------
          Electrical Component & Equipment--0.3%
  8,420   Emerson Electric Co........    394,056
  1,499   Molex, Inc.................     44,985
                                      ----------
                                         439,041
                                      ----------
          Electronics--0.4%
  4,190   Agilent Technologies,
          Inc.*......................    161,064
  1,941   Applera Corp. - Applied
          Biosystems Group...........     59,278
  1,895   Jabil Circuit, Inc.........     41,823
  1,265   PerkinElmer, Inc...........     32,966

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  9,560   Solectron Corp.*.......... $ 35,181
    860   Tektronix, Inc............   29,016
  4,470   Thermo Fisher Scientific,
          Inc.*.....................  231,188
  1,065   Waters Corp.*.............   63,218
                                     --------
                                      653,734
                                     --------
          Engineering & Construction--0.1%
    940   Fluor Corp.(a)............  104,688
                                     --------
          Entertainment--0.1%
  3,520   International Game
          Technology................  139,744
                                     --------
          Environmental Control--0.2%
  2,695   Allied Waste Industries,
          Inc.*(a)..................   36,275
  5,480   Waste Management, Inc.....  213,994
                                     --------
                                      250,269
                                     --------
          Food--1.8%
  2,298   Campbell Soup Co..........   89,185
  5,270   ConAgra Foods, Inc........  141,552
  1,370   Dean Foods Co.*...........   43,662
  3,662   General Mills, Inc........  213,934
  3,440   H.J. Heinz Co.............  163,297
  2,654   Kellogg Co................  137,451
 16,975   Kraft Foods, Inc., Class A  598,369
  1,380   McCormick & Co., Inc......   52,688
  4,675   Safeway, Inc..............  159,090
  7,766   Sara Lee Corp.............  135,128
  2,204   SUPER VALU, INC...........  102,089
  6,535   SYSCO Corp................  215,590
  1,810   The Hershey Co............   91,622
  7,490   The Kroger Co.............  210,694
  2,670   Tyson Foods, Inc., Class A   61,517

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,495   Whole Foods Market, Inc... $   57,259
  2,285   Wm. Wrigley Jr. Co........    126,383
                                     ----------
                                      2,599,510
                                     ----------
          Forest Products & Paper--0.4%
  4,605   International Paper Co.(a)    179,825
  1,946   MeadWestvaco Corp.........     68,733
  1,870   Plum Creek Timber Co.,
          Inc.......................     77,904
  1,125   Temple-Inland, Inc........     69,221
  2,287   Weyerhaeuser Co...........    180,513
                                     ----------
                                        576,196
                                     ----------
          Gas--0.2%
  1,855   KeySpan Corp..............     77,873
    480   NICOR, Inc................     20,602
  2,892   NiSource, Inc.............     59,893
  2,795   Sempra Energy.............    165,548
                                     ----------
                                        323,916
                                     ----------
          Hand/Machine Tools--0.1%
    702   Black & Decker Corp.......     61,994
    610   Snap-on, Inc..............     30,811
    880   The Stanley Works.........     53,416
                                     ----------
                                        146,221
                                     ----------
          Healthcare--Products--2.9%
    575   Bausch & Lomb, Inc.(a)....     39,928
  6,894   Baxter International, Inc.    388,408
  2,594   Becton, Dickinson & Co....    193,253
  2,602   Biomet, Inc.(a)...........    118,963
 12,556   Boston Scientific Corp.*..    192,609
  1,090   C. R. Bard, Inc...........     90,067
 30,663   Johnson & Johnson.........  1,889,454
 12,194   Medtronic, Inc.*..........    632,381

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,470   Patterson Cos., Inc.*...... $   54,787
  3,577   St. Jude Medical, Inc.*....    148,410
  3,161   Stryker Corp...............    199,427
  1,350   Varian Medical Systems,
          Inc.*......................     57,389
  2,505   Zimmer Holdings, Inc.*.....    212,649
                                      ----------
                                       4,217,725
                                      ----------
          Healthcare--Services--1.4%
  5,464   Aetna, Inc.................    269,922
  1,655   Coventry Health Care,
          Inc.*......................     95,411
  1,775   Humana, Inc.*..............    108,115
  1,245   Laboratory Corp. of America
          Holdings*..................     97,434
    775   Manor Care, Inc............     50,600
  1,670   Quest Diagnostics, Inc.....     86,255
  5,000   Tenet Healthcare Corp.*(a).     32,550
 14,186   UnitedHealth Group, Inc....    725,472
  6,496   WellPoint, Inc.*...........    518,575
                                      ----------
                                       1,984,334
                                      ----------
          Home Builders--0.2%
  1,260   Centex Corp.(a)............     50,526
  2,883   D.R. Horton, Inc.(a).......     57,458
    810   KB Home....................     31,890
  1,470   Lennar Corp................     53,743
  2,245   Pulte Homes, Inc...........     50,400
                                      ----------
                                         244,017
                                      ----------
          Home Furnishings--0.1%
    690   Harman International
          Industries, Inc............     80,592
    841   Whirlpool Corp.(a).........     93,519
                                      ----------
                                         174,111
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Household Products/Wares--0.4%
    975   Avery Dennison Corp........ $   64,818
  1,615   Fortune Brands, Inc........    133,028
  4,826   Kimberly-Clark Corp........    322,811
  1,610   The Clorox Co..............     99,981
                                      ----------
                                         620,638
                                      ----------
          Housewares--0.1%
  2,950   Newell Rubbermaid, Inc.....     86,819
                                      ----------
          Insurance--4.8%
  3,450   ACE Ltd. (Bermuda).........    215,694
  5,182   Aflac, Inc.................    266,355
  1,080   Ambac Financial Group,
          Inc........................     94,165
 27,465   American International
          Group, Inc.................  1,923,374
  3,105   Aon Corp...................    132,304
  1,055   Assurant, Inc..............     62,161
  3,051   CIGNA Corp.(a).............    159,323
  1,818   Cincinnati Financial Corp..     78,901
  4,425   Genworth Financial, Inc....    152,220
  3,351   Hartford Financial Services
          Group, Inc.................    330,107
  2,869   Lincoln National Corp......    203,556
  4,718   Loews Corp.................    240,524
  5,872   Marsh & McLennan Cos.,
          Inc........................    181,327
  1,385   MBIA, Inc.(a)..............     86,175
  7,849   MetLife, Inc...............    506,103
    875   MGIC Investment
          Corp.(a)...................     49,752
  2,835   Principal Financial Group,
          Inc........................    165,252
  4,950   Prudential Financial, Inc..    481,289

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
  1,126   SAFECO Corp............. $   70,105
  6,428   The Allstate Corp.......    395,386
  4,246   The Chubb Corp..........    229,878
  7,793   The Progressive Corp.(a)    186,486
  7,025   The Travelers Cos., Inc.    375,838
  1,010   Torchmark Corp..........     67,670
  3,620   Unum Group..............     94,518
  1,971   XL Capital Ltd., Class A
          (Bermuda)...............    166,136
                                   ----------
                                    6,914,599
                                   ----------
          Internet--1.8%
  3,290   Amazon.Com, Inc.*(a)....    225,069
 11,980   eBay, Inc.*.............    385,516
  2,309   Google, Inc., Class A*..  1,208,485
  2,315   IAC/InterActiveCorp*(a).     80,122
  9,528   Symantec Corp.*.........    192,466
  2,595   VeriSign, Inc.*(a)......     82,339
 12,800   Yahoo!, Inc.*(a)........    347,264
                                   ----------
                                    2,521,261
                                   ----------
          Iron/Steel--0.3%
  1,085   Allegheny Technologies,
          Inc.....................    113,795
  3,194   Nucor Corp..............    187,328
  1,260   United States Steel
          Corp.(a)................    137,025
                                   ----------
                                      438,148
                                   ----------
          Leisure Time--0.3%
    950   Brunswick Corp..........     30,999
  4,685   Carnival Corp.(a).......    228,487
  2,725   Harley-Davidson, Inc....    162,437
                                   ----------
                                      421,923
                                   ----------

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
          Lodging--0.5%
  1,975   Harrah's Entertainment,
          Inc.......................... $168,389
  4,121   Hilton Hotels Corp...........  137,930
  3,477   Marriott International, Inc.,
          Class A......................  150,345
  2,275   Starwood Hotels & Resorts
          Worldwide, Inc...............  152,584
  1,930   Wyndham Worldwide
          Corp.*.......................   69,982
                                        --------
                                         679,230
                                        --------
          Machinery--Construction & Mining--0.4%
  6,785   Caterpillar, Inc.............  531,266
  1,090   Terex Corp...................   88,617
                                        --------
                                         619,883
                                        --------
          Machinery--Diversified--0.4%
  1,104   Cummins, Inc.................  111,736
  2,383   Deere & Co...................  287,723
  1,670   Rockwell Automation,
          Inc..........................  115,965
                                        --------
                                         515,424
                                        --------
          Media--3.1%
  7,749   CBS Corp., Class B(a)........  258,197
  5,255   Clear Channel
          Communications, Inc..........  198,744
 32,938   Comcast Corp., Class A*......  926,216
    695   Dow Jones & Co., Inc.(a).....   39,928
    885   EW Scripps Co.(a)............   40,436
  2,480   Gannett Co., Inc.(a).........  136,276
    410   Meredith Corp................   25,256
  8,160   The DIRECTV Group,
          Inc.*........................  188,578

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
   3,639  The McGraw-Hill Cos.,
          Inc...................... $  247,743
   1,520  The New York Times Co.,
          Class A(a)...............     38,608
  24,647  The News Corp., Ltd.,
          Class A..................    522,763
  40,064  Time Warner, Inc.........    842,946
     890  Tribune Co...............     26,166
   7,295  Viacom, Inc., Class B*...    303,691
  20,975  Walt Disney Co...........    716,086
                                    ----------
                                     4,511,634
                                    ----------
          Metal Fabricate/Hardware--0.1%
   1,460  Precision Castparts Corp.    177,185
                                    ----------
          Mining--0.7%
   9,204  Alcoa, Inc...............    373,039
   3,976  Freeport-McMoRan Copper
          & Gold, Inc., Class B....    329,292
   4,771  Newmont Mining Corp......    186,355
   1,015  Vulcan Materials Co.(a)..    116,258
                                    ----------
                                     1,004,944
                                    ----------
          Miscellaneous Manufacturing--5.2%
   7,623  3M Co....................    661,600
   1,940  Cooper Industries, Ltd...    110,755
   2,525  Danaher Corp.............    190,638
   2,160  Dover Corp...............    110,484
   3,045  Eastman Kodak Co.(a).....     84,742
   1,550  Eaton Corp...............    144,150
 108,902  General Electric Co......  4,168,768
   8,258  Honeywell International,
          Inc.(a)..................    464,760
   4,360  Illinois Tool Works, Inc.    236,268

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  3,188   Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda)........ $  174,766
  1,925   ITT Corp.................    131,439
  1,870   Leggett & Platt, Inc.(a).     41,234
  1,295   Pall Corp................     59,557
  1,225   Parker-Hannifin Corp.....    119,940
  1,335   Textron, Inc.............    146,997
 20,980   Tyco International Ltd.
          (Bermuda)................    708,914
                                    ----------
                                     7,555,012
                                    ----------
          Office/Business Equipment--0.2%
  2,320   Pitney Bowes, Inc........    108,622
  9,915   Xerox Corp.*.............    183,230
                                    ----------
                                       291,852
                                    ----------
          Oil & Gas--8.5%
  4,911   Anadarko Petroleum
          Corp.....................    255,323
  3,508   Apache Corp..............    286,218
  4,329   Chesapeake Energy Corp...    149,783
 22,754   Chevron Corp.............  1,916,797
 17,303   ConocoPhillips...........  1,358,285
  4,715   Devon Energy Corp........    369,137
  1,575   ENSCO International,
          Inc......................     96,091
  2,595   EOG Resources, Inc.......    189,591
 59,633   Exxon Mobil Corp.........  5,002,016
  2,890   Hess Corp................    170,394
  7,268   Marathon Oil Corp........    435,789
  1,995   Murphy Oil Corp..........    118,583
  2,981   Nabors Industries Ltd.
          (Bermuda)*(a)............     99,506
  1,425   Noble Corp...............    138,966

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
  8,826   Occidental Petroleum
          Corp..................... $   510,849
  1,170   Rowan Cos., Inc.(a)......      47,947
  1,287   Sunoco, Inc..............     102,548
  3,048   Transocean, Inc.*........     323,027
  5,815   Valero Energy Corp.......     429,496
  4,056   XTO Energy, Inc..........     243,766
                                    -----------
                                     12,244,112
                                    -----------
          Oil & Gas Services--1.6%
  3,395   Baker Hughes, Inc.(a)....     285,621
  3,105   BJ Services Co...........      88,306
  9,676   Halliburton Co...........     333,822
  1,885   National Oilwell Varco,
          Inc.*(a).................     196,492
 12,475   Schlumberger Ltd.........   1,059,627
  2,120   Smith International, Inc.     124,317
  3,570   Weatherford International
          Ltd.*....................     197,207
                                    -----------
                                      2,285,392
                                    -----------
          Packaging & Containers--0.1%
  1,085   Ball Corp................      57,689
  1,100   Bemis Co., Inc...........      36,498
  1,375   Pactiv Corp.*............      43,849
  1,705   Sealed Air Corp.*........      52,889
                                    -----------
                                        190,925
                                    -----------
          Pharmaceuticals--5.7%
 16,305   Abbott Laboratories......     873,133
  3,256   Allergan, Inc............     187,676
  2,021   AmerisourceBergen Corp...      99,979
  1,160   Barr Pharmaceuticals,
          Inc.*....................      58,267
 20,828   Bristol-Myers Squibb Co..     657,332

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  4,077   Cardinal Health, Inc...... $  287,999
 10,446   Eli Lilly & Co............    583,722
  2,880   Express Scripts, Inc.*....    144,029
  3,365   Forest Laboratories, Inc.*    153,612
  9,888   Gilead Sciences, Inc.*....    383,358
  1,650   Hospira, Inc.*............     64,416
  2,571   King Pharmaceuticals,
          Inc.*.....................     52,603
  2,967   Medco Health Solutions,
          Inc.*.....................    231,396
 22,937   Merck & Co., Inc..........  1,142,263
  2,625   Mylan Laboratories, Inc...     47,749
 74,285   Pfizer, Inc...............  1,899,467
 15,763   Schering-Plough Corp......    479,826
  1,080   Watson Pharmaceuticals,
          Inc.*.....................     35,132
 14,237   Wyeth.....................    816,349
                                     ----------
                                      8,198,308
                                     ----------
          Pipelines--0.4%
  7,405   El Paso Corp..............    127,588
  1,832   Questar Corp..............     96,821
  6,681   Spectra Energy Corp.......    173,439
  6,331   The Williams Cos., Inc....    200,186
                                     ----------
                                        598,034
                                     ----------
          Real Estate--0.1%
  1,982   CB Richard Ellis Group,
          Inc.(a)...................     72,343
                                     ----------
          REITS--1.1%
  1,025   Apartment Investment &
          Management Co.,
          Class A(a)................     51,680
  2,360   Archstone-Smith Trust.....    139,500

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
    850   AvalonBay Communities,
          Inc.......................... $  101,048
  1,265   Boston Properties, Inc.......    129,194
  1,320   Developers Diversified Realty
          Corp.(a).....................     69,577
  3,076   Equity Residential...........    140,358
  2,600   General Growth Properties,
          Inc..........................    137,670
  5,525   Host Hotels & Resorts, Inc...    127,738
  2,402   Kimco Realty Corp............     91,444
  2,715   Prologis.....................    154,484
  1,300   Public Storage, Inc..........     99,866
  2,365   Simon Property Group, Inc....    220,040
  1,387   Vornado Realty Trust.........    152,348
                                        ----------
                                         1,614,947
                                        ----------
          Retail--5.5%
    940   Abercrombie & Fitch Co.......     68,601
  1,595   AutoNation, Inc.*(a).........     35,792
    509   AutoZone, Inc.*..............     69,540
  2,895   Bed Bath & Beyond,
          Inc.*(a).....................    104,191
  4,280   Best Buy Co., Inc............    199,748
  1,160   Big Lots, Inc.*(a)...........     34,127
  1,455   Circuit City Stores, Inc.....     21,941
  4,730   Costco Wholesale Corp........    276,800
 16,341   CVS Corp.....................    595,629
  1,495   Darden Restaurants, Inc......     65,765
    645   Dillard's, Inc...............     23,175
  3,332   Dollar General Corp..........     73,037
  1,595   Family Dollar Stores, Inc....     54,740
 20,895   Home Depot, Inc..............    822,218
  2,385   J. C. Penney Co., Inc........    172,626
  3,416   Kohl's Corp.*................    242,638

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  3,620   Limited Brands, Inc....... $   99,369
 15,924   Lowe's Cos., Inc..........    488,708
  4,868   MACY'S Inc................    193,649
 12,635   McDonald's Corp...........    641,353
  2,380   Nordstrom, Inc.(a)........    121,666
  2,920   Office Depot, Inc.*.......     88,476
    795   OfficeMax, Inc............     31,243
  1,435   RadioShack Corp.(a).......     47,556
    873   Sears Holdings Corp.*.....    147,974
  7,562   Staples, Inc..............    179,446
  7,837   Starbucks Corp.*..........    205,643
  9,013   Target Corp...............    573,227
  5,605   The GAP, Inc..............    107,055
  1,445   Tiffany & Co..............     76,672
  4,812   TJX Cos., Inc.(a).........    132,330
 10,598   Walgreen Co...............    461,437
 25,663   Wal-Mart Stores, Inc......  1,234,647
    925   Wendy's International,
          Inc.......................     33,994
  5,540   Yum! Brands, Inc..........    181,269
                                     ----------
                                      7,906,282
                                     ----------
          Savings & Loans--0.4%
  5,120   Hudson City Bancorp,
          Inc.(a)...................     62,566
  3,817   Sovereign Bancorp, Inc.(a)     80,691
  9,412   Washington Mutual,
          Inc.(a)...................    401,328
                                     ----------
                                        544,585
                                     ----------
          Semiconductors--2.7%
  5,821   Advanced Micro Devices,
          Inc.*(a)..................     83,240
  3,750   Altera Corp.*.............     82,988

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  3,460   Analog Devices, Inc....... $  130,234
 14,620   Applied Materials, Inc.(a)    290,499
  4,920   Broadcom Corp.*...........    143,910
 61,500   Intel Corp................  1,461,240
  2,030   KLA-Tencor Corp.(a).......    111,549
  2,680   Linear Technology
          Corp.(a)..................     96,962
  8,150   LSI Logic Corp.*..........     61,207
  3,395   Maxim Integrated Products,
          Inc.(a)...................    113,427
  2,380   MEMC Electronic Materials,
          Inc.......................    145,466
  8,005   Micron Technology,
          Inc.*(a)..................    100,303
  2,946   National Semiconductor
          Corp......................     83,283
  1,330   Novellus Systems, Inc.*...     37,732
  3,836   NVIDIA Corp.*.............    158,465
  1,680   QLogic Corp.*.............     27,972
  2,005   Teradyne, Inc.*(a)........     35,248
 15,172   Texas Instruments, Inc....    570,922
  3,145   Xilinx, Inc.(a)...........     84,192
                                     ----------
                                      3,818,839
                                     ----------
          Software--3.6%
  6,219   Adobe Systems, Inc.*......    249,693
  2,451   Autodesk, Inc.*(a)........    115,393
  5,855   Automatic Data Processing,
          Inc.......................    283,792
  2,160   BMC Software, Inc.*.......     65,448
  4,345   CA, Inc.(a)...............    112,231
  1,910   Citrix Systems, Inc.*(a)..     64,310
  3,180   Compuware Corp.*..........     37,715
  3,280   Electronic Arts, Inc.*(a).    155,210

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  1,730   Fidelity National Information
          Services, Inc................ $   93,904
  7,981   First Data Corp..............    260,739
  1,785   Fiserv, Inc.*(a).............    101,388
  2,070   IMS Health, Inc..............     66,509
  3,624   Intuit, Inc.*(a).............    109,010
 89,113   Microsoft Corp...............  2,626,160
  3,680   Novell, Inc.*(a).............     28,667
 41,895   Oracle Corp.*................    825,751
                                        ----------
                                         5,195,920
                                        ----------
          Telecommunications--6.3%
  3,661   Alltel Corp..................    247,301
 65,264   AT&T, Inc....................  2,708,456
  4,752   Avaya, Inc.*.................     80,024
  1,158   CenturyTel, Inc..............     56,800
    902   Ciena Corp.*(a)..............     32,589
 64,260   Cisco Systems, Inc.*.........  1,789,641
  3,620   Citizens Communications
          Co...........................     55,277
 16,641   Corning, Inc.*...............    425,178
  1,604   Embarq Corp.*................    101,645
  2,228   JDS Uniphase Corp*(a)........     29,922
  5,985   Juniper Networks, Inc.*......    150,642
 24,495   Motorola, Inc................    433,562
 17,647   QUALCOMM, Inc.*..............    765,703
 16,439   Qwest Communications
          International, Inc.*(a)......    159,458
 30,628   Sprint Nextel Corp...........    634,306
  4,630   Tellabs, Inc.*...............     49,819
 30,727   Verizon Communications,
          Inc..........................  1,265,031
  5,045   Windstream Corp..............     74,464
                                        ----------
                                         9,059,818
                                        ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                        Value
----------                                  ------------
           Common Stocks (Continued)
           Textiles--0.0%
     1,425 Cintas Corp..................... $     56,188
                                            ------------
           Toys/Games/Hobbies--0.1%
     1,685 Hasbro, Inc.(a).................       52,926
     4,155 Mattel, Inc.....................      105,080
                                            ------------
                                                 158,006
                                            ------------
           Transportation--1.7%
     3,770 Burlington Northern Santa Fe
           Corp............................      320,978
     1,810 CH Robinson Worldwide,
           Inc.(a).........................       95,061
     4,630 CSX Corp........................      208,720
     3,260 FedEx Corp......................      361,762
     4,165 Norfolk Southern Corp...........      218,954
       645 Ryder System, Inc.(a)...........       34,701
     2,865 Union Pacific Corp..............      329,905
    11,211 United Parcel Service, Inc.,
           Class B(a)......................      818,403
                                               2,388,484
                                            ------------
           Total Common Stocks
           (Cost $113,768,790).............  141,464,269
                                            ------------
Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.2%
           United States Treasury Bill--0.2%
$  300,000 4.92%, 8/02/07+
           (Cost $298,687).................      298,848
                                            ------------
Number of
 Shares
----------
           Money Market Fund--1.4%
 1,941,220 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(b)
           (Cost $1,941,220)...............    1,941,220
                                            ------------

Number of
 Shares                                       Value
----------                                ------------
           Investment of Cash
           Collateral for Securities
           Loaned--8.2%
           Money Market Fund--8.2%
11,816,495 BNY Hamilton Institutional
           Cash Reserve Fund, 5.33%(c)
           (Cost $11,816,495)(d)......... $ 11,816,495
                                          ------------
           Total Investments
           (Cost $127,825,192)(e)--
           108.2%........................  155,520,832
           Liabilities in excess of other
           assets--(8.2%)................  (11,728,526)
                                          ------------
           Net Assets--100.0%............ $143,792,306
                                          ------------

* Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States
  Treasury Bills. This is the actual collateral for the S&P 500 Index future.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $11,451,679 and the total value of the collateral held by the Fund was $11,816,495.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $27,695,640 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $29,837,962 and aggregate gross unrealized depreciation of $2,142,322.

At June 30, 2007, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                                                 Unrealized
                                                Depreciation
                            Maturity            at June 30,
                     Index    Date    Contracts     2007
                     -----  --------  --------- ------------
                    S&P 500 September
                     Index       2007    33       ($15,622)

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--95.8%
          Banks--6.8%
  57,200  Bank of the Ozarks, Inc.(a) $ 1,594,164
 100,700  East West Bancorp, Inc.....   3,915,216
 120,500  Signature Bank*(a).........   4,109,050
 206,200  Umpqua Holdings Corp.......   4,847,762
                                      -----------
                                       14,466,192
                                      -----------
          Building Materials--2.1%
 106,500  Universal Forest Products,
          Inc........................   4,500,690
                                      -----------
          Chemicals--1.6%
  72,220  Cabot Corp.................   3,443,450
                                      -----------
          Commercial Services--7.3%
 137,900  HMS Holdings Corp.*(a).....   2,639,406
  75,300  Landauer, Inc.(a)..........   3,708,525
  57,865  Monro Muffler, Inc.........   2,167,044
 110,000  Ritchie Bros. Auctioneers,
          Inc. (Canada)(a)...........   6,888,200
                                      -----------
                                       15,403,175
                                      -----------
          Diversified Financial Services--4.3%
 107,000  Investment Technology
          Group, Inc.*(a)............   4,636,310
  97,300  National Financial Partners
          Corp.(a)...................   4,505,963
                                      -----------
                                        9,142,273
                                      -----------
          Electric--2.8%
 241,200  Cleco Corp.(a).............   5,909,400
                                      -----------
          Electronics--5.8%
 149,170  II-VI, Inc.*...............   4,052,949
 130,000  LoJack Corp.*(a)...........   2,897,700
 343,500  Newport Corp.*(a)..........   5,317,380
                                      -----------
                                       12,268,029
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Environmental Control--4.2%
  94,200  American Ecology
          Corp.(a).................. $ 2,017,764
 153,600  Stericycle, Inc.*(a)......   6,829,056
                                     -----------
                                       8,846,820
                                     -----------
          Food--3.9%
 101,600  Performance Food Group
          Co.*......................   3,300,984
  91,000  Ralcorp Holdings, Inc.*(a)   4,863,950
                                     -----------
                                       8,164,934
                                     -----------
          Healthcare-Products--6.5%
  56,960  Arrow International, Inc..   2,180,429
 215,550  Meridian Bioscience,
          Inc.(a)...................   4,668,813
  49,600  Palomar Medical
          Technologies, Inc.*(a)....   1,721,616
 120,000  Respironics, Inc.*........   5,110,800
                                     -----------
                                      13,681,658
                                     -----------
          Home Builders--0.8%
 101,400  Standard Pacific Corp.(a).   1,777,542
                                     -----------
          Household Products/Wares--3.3%
 176,000  Tupperware Brands Corp....   5,058,240
  55,400  WD-40 Co..................   1,820,998
                                     -----------
                                       6,879,238
                                     -----------
          Housewares--3.2%
 113,300  The Toro Co...............   6,672,237
                                     -----------
          Insurance--1.9%
  73,000  ProAssurance Corp.*(a)....   4,063,910
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Leisure Time--3.5%
  55,900  Ambassadors Group,
          Inc.(a)..................... $ 1,986,127
 100,000  Life Time Fitness, Inc.* (a)   5,323,000
                                       -----------
                                         7,309,127
                                       -----------
          Machinery--Diversified--2.5%
  87,800  Middleby Corp.*(a)..........   5,252,196
                                       -----------
          Miscellaneous Manufacturing--7.2%
  71,000  Ceradyne, Inc.*(a)..........   5,251,160
 129,300  Clarcor, Inc.*..............   4,839,699
 115,000  Matthews International
          Corp., Class A(a)...........   5,015,150
                                       -----------
                                        15,106,009
                                       -----------
          Oil & Gas--1.8%
 101,300  St. Mary Land & Exploration
          Co..........................   3,709,606
                                       -----------
          Oil & Gas Services--1.8%
  86,600  Dril-Quip, Inc.*(a).........   3,892,670
                                       -----------
          REITS--3.0%
 123,600  American Campus
          Communities, Inc.(a)........   3,496,644
 101,350  Cousins Properties, Inc.(a).   2,940,163
                                       -----------
                                         6,436,807
                                       -----------
          Retail--4.7%
 143,000  Hibbett Sports, Inc.*(a)....   3,915,340
  59,330  O'Reilly Automotive,
          Inc.*(a)....................   2,168,512
  72,000  Tractor Supply Co.*(a)......   3,747,600
                                       -----------
                                         9,831,452
                                       -----------

Number of
 Shares                                     Value
---------                                ------------
          Common Stocks (Continued)
          Semiconductors--5.3%
 108,800  Cohu, Inc..................... $  2,420,800
 441,800  Entegris, Inc.*(a)............    5,248,584
  50,300  Hittite Microwave
          Corp.*(a).....................    2,149,319
 163,000  MoSys, Inc.*(a)...............    1,426,250
                                         ------------
                                           11,244,953
                                         ------------
          Software--7.6%
 151,000  Ansys, Inc.*(a)...............    4,001,500
 173,650  Blackbaud, Inc................    3,834,192
 123,260  Computer Programs &
          Systems, Inc.(a)..............    3,818,595
 291,700  Epicor Software Corp.*(a).....    4,337,578
                                         ------------
                                           15,991,865
                                         ------------
          Storage/Warehousing--1.9%
 134,400  Mobile Mini, Inc.*(a).........    3,924,480
                                         ------------
          Telecommunications--2.0%
 270,000  Alaska Communications
          Systems Group, Inc............    4,276,800
                                         ------------
          Total Common Stocks
          (Cost $183,575,460)...........  202,195,513
                                         ------------
          Mutual Funds--3.4%
          Energy--3.4%
 115,000  Tortoise Energy Capital
          Corp.(a)......................    3,455,750
  89,068  Tortoise Energy Infrastructure
          Corp.(a)......................    3,726,605
                                         ------------
          Total Mutual Funds
          (Cost $5,412,212).............    7,182,355
                                         ------------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                         Value
----------                                  ------------
           Money Market Fund--0.7%
 1,480,400 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(b)
           (Cost $1,480,400)............... $  1,480,400
                                            ------------
           Investment of Cash
           Collateral for Securities
           Loaned--24.8%
           Money Market Fund--24.8%
52,334,478 BNY Institutional Cash
           Revenue Fund, 5.33%(c)
           (Cost $52,334,478)(d)...........   52,334,478
                                            ------------
           Total Investments
           (Cost $242,802,550)(e)--
           124.7%..........................  263,192,746
           Liabilities in excess of other
           assets--(24.7%).................  (52,213,588)
                                            ------------
           Net Assets--100.0%.............. $210,979,158
                                            ------------

* Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield at June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $50,473,036 and the total value of the collateral held by the Fund $52,334,478.
(e)The cost stated also approximates the aggregate cost for the Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $20,390,196 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $27,104,373 and aggregate gross unrealized depreciation of $6,714,177.


See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2007 (Unaudited)

Number of
 Shares                             Value
---------                         ----------
          Common Stocks--96.1%
          Advertising--0.8%
 23,415   inVentiv Health, Inc.*. $  857,223
                                  ----------
          Aerospace/Defense--2.8%
 24,010   Aerovironment, Inc.*(a)    494,846
 31,425   BE Aerospace, Inc.*....  1,297,853
 33,115   TransDigm Group, Inc.*.  1,339,833
                                  ----------
                                   3,132,532
                                  ----------
          Airlines--0.7%
 27,645   Allegiant Travel Co.*..    849,807
                                  ----------
          Apparel--2.6%
 36,360   Volcom, Inc.*(a).......  1,822,727
 41,590   Wolverine World
          Wide, Inc..............  1,152,459
                                  ----------
                                   2,975,186
                                  ----------
          Banks--1.3%
 27,675   SVB Financial Group*(a)  1,469,819
                                  ----------
          Beverages--0.5%
  4,200   Green Mountain Coffee
          Roasters, Inc.*(a).....    330,708
 16,920   Jones Soda Co.*(a).....    237,218
                                  ----------
                                     567,926
                                  ----------
          Biotechnology--3.1%
 35,543   Illumina, Inc.*(a).....  1,442,690
 57,800   Lifecell Corp.*(a).....  1,765,213
  7,180   Myriad Genetics, Inc.*.    267,024
                                  ----------
                                   3,474,927
                                  ----------
          Commercial Services--11.7%
 23,640   Advisory Board Co.*....  1,313,438
  9,070   Capella Education Co.*.    417,492
 30,570   CoStar Group, Inc.*(a).  1,616,542

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks (Continued)
 10,270   CRA International,
          Inc.*(a)..................... $   495,014
 42,215   DeVry, Inc...................   1,436,154
 31,170   Healthcare Services
          Group(a).....................     919,515
 31,545   Macquarie Infrastructure Co.,
          LLC(a).......................   1,308,487
 24,110   Morningstar, Inc.*...........   1,133,773
 46,120   Resources Connection,
          Inc.*........................   1,530,262
 12,820   Strayer Education, Inc.......   1,688,521
 33,925   VistaPrint Ltd.*(a)..........   1,297,631
                                        -----------
                                         13,156,829
                                        -----------
          Computers--1.4%
 55,290   Comtech Group, Inc.
          (China)*(a)..................     912,838
 40,915   Isilon Systems, Inc.*(a).....     630,909
                                        -----------
                                          1,543,747
                                        -----------
          Cosmetics/Personal Care--1.4%
 59,020   Inter Parfums, Inc...........   1,571,112
                                        -----------
          Distribution/Wholesale--1.5%
 67,970   LKQ Corp.*(a)................   1,676,140
                                        -----------
          Diversified Financial Services--4.3%
 11,580   Cohen & Steers, Inc.(a)......     503,151
  9,700   FCStone Group, Inc.*(a)......     555,907
 36,710   KBW, Inc.*(a)................   1,078,540
 18,450   Lazard Ltd., Class A
          (Bermuda)....................     830,804
 23,080   Portfolio Recovery
          Associates, Inc.(a)..........   1,385,261

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
 32,600   Thomas Weisel Partners
          Group, Inc.*.............. $  542,790
                                     ----------
                                      4,896,453
                                     ----------
          Electronics--3.3%
 33,085   Cymer, Inc.*..............  1,330,017
 40,965   Daktronics, Inc.(a).......    879,928
 23,140   FARO Technologies,
          Inc.*(a)..................    737,240
 30,360   II-VI, Inc.*..............    824,881
                                     ----------
                                      3,772,066
                                     ----------
          Entertainment--1.0%
 67,925   Shuffle Master, Inc.*(a)..  1,127,555
                                     ----------
          Environmental Control--1.1%
 39,507   Waste Connections, Inc.*..  1,194,692
                                     ----------
          Food--1.6%
 34,475   Hain Celestial Group,
          Inc.*.....................    935,652
 32,565   United Natural Foods,
          Inc.*(a)..................    865,578
                                     ----------
                                      1,801,230
                                     ----------
          Hand/Machine Tools--0.7%
 15,970   Baldor Electric Co........    787,002
                                     ----------
          Healthcare-Products--10.5%
 49,940   Abaxis, Inc.*(a)..........  1,041,748
 30,625   Arthrocare Corp.*(a)......  1,344,744
  8,720   Holologic, Inc.*(a).......    482,303
 19,180   Immucor, Inc.*............    536,465
 35,415   Kyphon, Inc.*(a)..........  1,705,231
 65,925   Meridian Bioscience, Inc..  1,427,936
 62,415   NuVasive, Inc.*(a)........  1,685,829

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 56,050   PSS World Medical,
          Inc.*(a).................... $ 1,021,231
 28,020   Sirona Dental Systems,
          Inc.*(a)....................   1,059,997
 14,770   TomoTherapy, Inc.*..........     323,758
 18,800   Vital Images, Inc.*.........     510,608
 34,480   Volcano Corp.*..............     696,841
                                       -----------
                                        11,836,691
                                       -----------
          Healthcare-Services--1.1%
 33,040   Psychiatric Solutions, Inc.*   1,198,030
                                       -----------
          Home Furnishings--0.2%
 12,450   DTS, Inc.*(a)...............     271,037
                                       -----------
          Insurance--1.2%
 24,205   ProAssurance Corp.*.........   1,347,492
                                       -----------
          Internet--5.2%
 19,480   comScore, Inc.*.............     450,962
 41,150   DealerTrack Holdings,
          Inc.*.......................   1,515,966
 19,420   Digital River, Inc.*........     878,755
 46,030   GSI Commerce, Inc.*(a)......   1,045,341
 44,700   Liquidity Services, Inc.*(a)     839,466
 34,540   Opsware, Inc.*(a)...........     328,475
 49,505   RightNow Technologies,
          Inc.*(a)....................     812,377
                                       -----------
                                         5,871,342
                                       -----------
          Investment Companies--0.4%
 30,000   Hercules Technology Growth
          Capital, Inc................     405,300
                                       -----------
          Leisure Time--1.4%
 53,317   WMS Industries, Inc.*(a)....   1,538,729
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Lodging--0.8%
 16,000   Gaylord Entertainment
          Co.*....................... $  858,240
                                      ----------
          Machinery-Diversified--1.0%
 29,985   Wabtec Corp................  1,095,352
                                      ----------
          Miscellaneous Manufacturing--1.2%
 66,910   Hexcel Corp.*(a)...........  1,409,794
                                      ----------
          Oil & Gas Services--5.9%
 25,910   CARBO Ceramics,
          Inc.*(a)...................  1,135,117
 12,260   Core Laboratories NV
          (Netherlands)*.............  1,246,720
 11,580   Dril-Quip, Inc.*...........    520,521
 34,710   Hercules Offshore,
          Inc.*(a)...................  1,123,910
 50,430   Input/Output, Inc.*(a).....    787,212
 22,600   Oceaneering International,
          Inc.*......................  1,189,664
 11,210   W-H Energy Services,
          Inc.*......................    694,011
                                      ----------
                                       6,697,155
                                      ----------
          Pharmaceuticals--0.8%
 13,380   Cubist Pharmaceuticals,
          Inc.*(a)...................    263,720
  9,245   Medicines Co.*.............    162,897
  8,560   Pharmion Corp.*............    247,812
 20,760   Salix Pharmaceuticals
          Ltd.*(a)...................    255,348
                                      ----------
                                         929,777
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Retail--5.6%
 24,420   California Pizza Kitchen,
          Inc.*(a)................... $  524,542
 23,185   Chipotle Mexican Grill,
          Inc.*(a)...................  1,977,217
 31,325   DSW, Inc.*(a)..............  1,090,737
 27,895   J. Crew Group, Inc.*(a)....  1,508,840
 31,005   Zumiez, Inc.*(a)...........  1,171,369
                                      ----------
                                       6,272,705
                                      ----------
          Semiconductors--5.7%
 37,150   Formfactor, Inc.*..........  1,422,845
 20,310   Hittite Microwave Corp.*...    867,846
 31,655   Netlogic Microsystems,
          Inc.*(a)...................  1,007,895
  6,930   Silicon Laboratories, Inc.*    239,847
 49,230   Sirf Technology Holdings,
          Inc.*(a)...................  1,021,030
 35,940   Tessera Technologies,
          Inc.*......................  1,457,368
 24,820   Volterra Semiconductor
          Corp.*(a)..................    352,444
                                      ----------
                                       6,369,275
                                      ----------
          Software--10.2%
 43,600   Allscripts Healthcare
          Solutions, Inc.*(a)........  1,110,928
 36,795   American Reprographics
          Co.*(a)....................  1,132,918
 28,025   Blackbaud, Inc.............    618,792
 49,765   Blackboard, Inc.*(a).......  2,096,102
 24,750   Concur Technologies,
          Inc.*......................    565,538
 94,415   Informatica Corp.*.........  1,394,510

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2007 (Unaudited)

Number of
 Shares                               Value
---------                          ------------
          Common Stocks (Continued)
 109,120  Nuance Communications,
          Inc.*................... $  1,825,577
  32,610  THQ, Inc.*..............      995,257
  58,950  Ultimate Software Group,
          Inc.*...................    1,705,424
                                   ------------
                                     11,445,046
                                   ------------
          Telecommunications--5.1%
  18,810  Acme Packet, Inc.*(a)...      216,127
  78,372  Arris Group, Inc.*......    1,378,563
  21,940  Aruba Networks, Inc.*...      440,994
  41,535  Atheros Communications,
          Inc.*...................    1,280,939
  30,660  Foundry Networks, Inc.*.      510,796
  32,710  Netgear, Inc.*..........    1,185,738
  19,995  NeuStar, Inc.*(a).......      579,255
   5,600  NTELOS Holdings Corp....      154,784
                                   ------------
                                      5,747,196
                                   ------------
          Total Common Stocks
          (Cost $94,282,349)......  108,147,407
                                   ------------

Number of
 Shares                                         Value
----------                                  ------------
           Money Market Fund--3.2%
 3,610,615 BNY Hamilton Money Fund
           (Institutional Shares), 5.25%(b)
           (Cost $3,610,615)............... $  3,610,615
                                            ------------
           Investment of Cash
           Collateral for Securities
           Loaned--31.0%
           Money Market Fund--31.0%
34,845,306 BNY Institutional Cash
           Reserve Fund, 5.33%(c)
           (Cost $34,845,306)(d)...........   34,845,306
                                            ------------
           Total Investments
           (Cost $132,738,270)(e)--
           130.3%..........................  146,603,328
           Liabilities in excess of other
           assets--(30.3%).................  (34,093,722)
                                            ------------
           Net Assets--100.0%.............. $112,509,606
                                            ------------

*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2007.
(b)Represents annualized 7 day yield at June 30, 2007.
(c)Interest rate shown reflects the yield as of June 30, 2007.
(d)At June 30, 2007, the total market value of the Fund's securities on loan was $33,825,715 and the total value of the collateral held by the Fund was $34,845,306.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2007, net unrealized appreciation was $13,865,058 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,144,859 and aggregate gross unrealized depreciation of $2,279,801.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2007 (Unaudited)

                                                      Global Real                   Large        Large        Large
                                                        Estate     International     Cap          Cap          Cap
                                                      Securities      Equity        Equity       Growth       Value
                                                         Fund          Fund          Fund         Fund        Fund
-----------------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost................. $55,579,879  $391,271,919  $317,500,918 $116,210,859 $294,083,505
  Affiliated investments at cost.....................     224,203   145,256,598    13,784,302    5,686,712   19,084,581
-----------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value,........  52,607,059   553,699,430   416,854,701  138,831,394  353,017,364
  Affiliated investments at market value, (including
   securities on loan) (Note 4)......................     224,203   145,256,598    13,784,302    5,686,712   19,084,581
  Foreign currency...................................   1,786,606            --            --           --           --
  Receivables:
   Investments sold..................................     649,987            --    14,501,706    3,614,926    1,113,287
   Dividends.........................................     231,883     1,958,287       422,293      105,773      461,409
   Capital stock sold................................       6,910       219,205       555,436           20       37,516
   Interest..........................................       5,249         4,946         6,678        4,366       39,650
   Reclaims..........................................       1,119       453,621        15,614           --           --
   Interest on securities lending....................          --        63,652         1,452          771        1,911
  Other assets.......................................       4,739        29,770        22,476       22,250       20,406
                                                      -----------  ------------  ------------ ------------ ------------
   Total Assets......................................  55,517,755   701,685,509   446,164,658  148,266,212  373,776,124
                                                      -----------  ------------  ------------ ------------ ------------
Liabilities:
  Due to custodian...................................     649,164         5,848            --           --           --
  Payables:
   Investments purchased.............................     960,191       103,377     7,386,761    1,425,382    1,044,366
   Collateral for securities on loan (Note 4)........          --   144,833,836    12,813,790    5,404,598   13,338,945
   Capital stock repurchased.........................          --        64,253       117,634      241,757      223,785
   Securities sold short(a)..........................          --            --       926,250           --           --
   Services provided by The Bank of
    New York.........................................      37,522       269,882       253,308       87,652      215,057
  Accrued expenses and other liabilities.............      25,786        74,486       118,073       66,788       65,891
                                                      -----------  ------------  ------------ ------------ ------------
   Total Liabilities.................................   1,672,663   145,351,682    21,615,816    7,226,177   14,888,044
                                                      -----------  ------------  ------------ ------------ ------------
Net Assets:.......................................... $53,845,092  $556,333,827  $424,548,842 $141,040,035 $358,888,080
                                                      -----------  ------------  ------------ ------------ ------------
Sources of Net Assets:
  Capital stock @ par................................ $     5,382  $     32,801  $     27,325 $     16,637 $     28,724
  Paid-in capital....................................  56,668,839   444,985,397   299,023,254  105,130,914  281,600,399
  Undistributed net investment income................     222,753     9,236,566       183,719      226,628      216,707
  Accumulated net realized gain (loss) on
   investments, foreign currency and written
   option transactions...............................     (91,826)  (60,348,448)   25,865,746   13,045,321   18,108,391
  Net unrealized appreciation/depreciation on
   investments, foreign currency transactions and
   written options...................................  (2,960,056)  162,427,511    99,448,798   22,620,535   58,933,859
                                                      -----------  ------------  ------------ ------------ ------------
Net Assets........................................... $53,845,092  $556,333,827  $424,548,842 $141,040,035 $358,888,080
                                                      -----------  ------------  ------------ ------------ ------------

(a) Proceeds received from securities sold short..... $        --  $         --  $  1,021,265 $         -- $         --
                                                      -----------  ------------  ------------ ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                  Global Real                   Large        Large        Large
                                                    Estate     International     Cap          Cap          Cap
                                                  Securities      Equity        Equity       Growth       Value
                                                     Fund          Fund          Fund         Fund        Fund
-------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Net assets..................................... $     56,203 $  5,735,472  $ 27,809,565 $  3,989,307 $  1,211,753
                                                  ------------ ------------  ------------ ------------ ------------
  Shares outstanding.............................        5,631      342,732     1,794,765      475,878       96,663
                                                  ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share............................... $       9.98 $      16.73  $      15.49 $       8.38 $      12.54
  Maximum sales charge--5.25% of public
   offering price................................         0.55         0.93          0.86         0.46         0.69
                                                  ------------ ------------  ------------ ------------ ------------
  Maximum offering price......................... $      10.53 $      17.66  $      16.35 $       8.84 $      13.23
                                                  ------------ ------------  ------------ ------------ ------------
Institutional Shares:
  Net assets..................................... $ 53,788,889 $550,598,355  $396,739,277 $137,050,728 $357,676,327
                                                  ------------ ------------  ------------ ------------ ------------
  Shares outstanding.............................    5,375,658   32,457,819    25,530,418   16,161,193   28,627,138
                                                  ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share............................... $      10.01 $      16.96  $      15.54 $       8.48 $      12.49
                                                  ------------ ------------  ------------ ------------ ------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value.....  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par
 value...........................................  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                                  Multi-Cap    S&P 500     Small Cap     Small Cap
                                                                   Equity       Index     Core Equity     Growth
                                                                    Fund        Fund         Fund          Fund
--------------------------------------------------------------------------------------------------------------------
Assets:
--------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............................ $44,372,543 $114,067,477 $188,987,672 $ 94,282,349
  Affiliated investments at cost................................  17,056,894   13,757,715   53,814,878   38,455,921
--------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value,...................  63,033,253  141,763,117  209,377,868  108,147,407
  Affiliated investments at market value, (including securities
   on loan) (Note 4)............................................  17,056,894   13,757,715   53,814,878   38,455,921
  Cash..........................................................          --      144,125           --           --
  Receivables:
   Dividends....................................................      80,623      177,452      208,096       12,360
   Capital stock sold...........................................      11,783       82,926      217,055       50,115
   Interest.....................................................       8,198        8,728        7,483        7,145
   Interest on securities lending...............................       1,951        1,255        8,817       20,409
   Investments sold.............................................          --       89,778      343,972    3,139,437
  Other assets..................................................      17,149       15,165       23,363       21,406
                                                                 ----------- ------------ ------------ ------------
   Total Assets.................................................  80,209,851  156,040,261  264,001,532  149,854,200
                                                                 ----------- ------------ ------------ ------------
Liabilities:
  Due to custodian..............................................          --           --           --        3,743
  Payables:
   Collateral for securities on loan (Note 4)...................  15,485,580   11,816,495   52,334,478   34,845,306
   Services provided by The Bank of New York....................      47,916       30,767      153,785      102,270
   Capital stock repurchased....................................      43,389      126,706      159,138      142,577
   Investments purchased........................................         224      223,196      318,824    2,169,823
   Variation margin.............................................          --        5,775           --           --
  Accrued expenses and other liabilities........................      50,955       45,016       56,149       80,875
                                                                 ----------- ------------ ------------ ------------
   Total Liabilities............................................  15,628,064   12,247,955   53,022,374   37,344,594
                                                                 ----------- ------------ ------------ ------------
Net Assets:..................................................... $64,581,787 $143,792,306 $210,979,158 $112,509,606
                                                                 ----------- ------------ ------------ ------------
Sources of Net Assets:
  Capital stock @ par........................................... $     3,569 $     15,407 $     16,107 $      7,149
  Paid-in capital...............................................  40,419,620  113,779,819  178,788,877   95,029,704
  Undistributed net investment income (loss)....................     233,298       69,343      471,850     (381,777)
  Accumulated net realized gain on investments and futures......   5,264,590    2,247,719   11,312,128    3,989,472
  Net unrealized appreciation on investments and futures........  18,660,710   27,680,018   20,390,196   13,865,058
                                                                 ----------- ------------ ------------ ------------
Net Assets...................................................... $64,581,787 $143,792,306 $210,979,158 $112,509,606
                                                                 ----------- ------------ ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2007 (Unaudited)

                                                             Multi-Cap     S&P 500     Small Cap    Small Cap
                                                              Equity        Index     Core Equity    Growth
                                                               Fund         Fund         Fund         Fund
                                                            ------------ ------------ ------------ ------------
Class A & Investor Shares:
  Net assets............................................... $ 64,581,787 $  1,259,937 $  2,227,968 $  3,832,477
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................    3,568,646      134,879      170,757      248,005
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $      18.10 $       9.34 $      13.05 $      15.45
  Maximum sales charge--5.25% of public offering price.....         1.00           --         0.72         0.86
                                                            ------------ ------------ ------------ ------------
  Maximum offering price................................... $      19.10 $       9.34 $      13.77 $      16.31
                                                            ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets............................................... $         -- $142,532,369 $208,751,190 $108,677,129
                                                            ------------ ------------ ------------ ------------
  Shares outstanding.......................................           --   15,271,844   15,935,936    6,901,357
                                                            ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share................................................... $         -- $       9.33 $      13.10 $      15.75
                                                            ------------ ------------ ------------ ------------
---------------------------------------------------------------------------------------------------------------

Class A & Investor Shares authorized @ $0.001 par value....  200,000,000  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value.........           --  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the six months ended June 30, 2007 (Unaudited)

                                                        Global Real                   Large       Large        Large
                                                          Estate     International     Cap         Cap          Cap
                                                        Securities      Equity        Equity      Growth       Value
                                                           Fund          Fund          Fund        Fund        Fund
                                                        -----------  ------------- -----------  ----------- -----------
Investment Income:
  Dividends/(a)/....................................... $   475,237   $10,432,585  $ 3,467,033  $   744,922 $ 4,269,185
  Interest from affiliated fund........................      40,797        48,161      143,154       45,943     218,094
  Securities lending income (Note 4)...................          --       361,100        8,433        3,956      13,216
                                                        -----------   -----------  -----------  ----------- -----------
   Total Income........................................     516,034    10,841,846    3,618,620      794,821   4,500,495
                                                        -----------   -----------  -----------  ----------- -----------
Expenses:
  Advisory.............................................     115,351     1,270,035    1,267,081      418,690   1,083,657
  Legal................................................      18,931        11,727        3,003           --       8,639
  Reports to shareholders..............................      18,635         5,773        7,331        1,942       7,245
  Directors............................................      15,342        12,514       13,050       15,115      12,738
  Transfer agent.......................................      13,949        71,551       69,243       46,961      58,240
  Administration.......................................      13,571       254,007      211,180       69,782     180,609
  Audit................................................       7,377         7,839       10,034        9,886       7,774
  Custodian............................................       7,257        27,370       20,901       17,285      18,240
  Pricing..............................................       2,617         3,472        1,645          591         478
  Registration and filings.............................         609        14,483       13,113       12,344      13,456
  Cash management......................................         591         3,924        3,176        1,459       2,950
  12b-1 fee--Class A Shares............................          20         6,878       34,884        5,880       1,688
  Insurance............................................          --         5,116        5,040        2,204       4,537
  Securities lending...................................          --        48,115       22,042        6,757      13,228
  Other................................................       4,172         9,564        9,020        3,358       9,424
                                                        -----------   -----------  -----------  ----------- -----------
   Total Expenses......................................     218,422     1,752,368    1,690,743      612,254   1,422,903
  Fees waived by The Bank of New York (Note 3).........     (46,253)           --           --           --          --
  Earnings credit adjustment (Note 3)..................      (2,514)      (17,932)          --           --        (886)
                                                        -----------   -----------  -----------  ----------- -----------
   Net Expenses........................................     169,655     1,734,436    1,690,743      612,254   1,422,017
                                                        -----------   -----------  -----------  ----------- -----------
   Net Investment Income...............................     346,379     9,107,410    1,927,877      182,567   3,078,478
                                                        -----------   -----------  -----------  ----------- -----------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency
 Transactions and Written Options:
  Net realized gain (loss) on:
   Investments.........................................     (90,450)    8,499,619   18,097,105    9,439,728  17,485,579
   Foreign currency transactions.......................      (1,376)           --           --           --          --
   Written Options.....................................          --            --      192,991       13,599          --
                                                        -----------   -----------  -----------  ----------- -----------
  Net realized gain (loss) on investments, foreign
   currency transactions and written options...........     (91,826)    8,499,619   18,290,096    9,453,327  17,485,579
                                                        -----------   -----------  -----------  ----------- -----------
  Increase (decrease) in unrealized appreciation/
   depreciation on:
   Investments.........................................  (2,972,820)   30,058,645   12,509,545    3,559,636   2,979,814
   Foreign currency transactions.......................      12,764            --           --           --          --
   Written Options.....................................          --            --      (48,098)          --          --
                                                        -----------   -----------  -----------  ----------- -----------
  Net increase (decrease) in unrealized appreciation/
   depreciation on investments, foreign currency
   transactions and written options....................  (2,960,056)   30,058,645   12,461,447    3,559,636   2,979,814
                                                        -----------   -----------  -----------  ----------- -----------
  Net realized and unrealized gain (loss) on
   investments, foreign currency transactions and
   written options.....................................  (3,051,882)   38,558,264   30,751,543   13,012,963  20,465,393
                                                        -----------   -----------  -----------  ----------- -----------
  Net increase in net assets resulting from operations. $ 2,705,503   $47,665,674  $32,679,420  $13,195,530 $23,543,871
                                                        -----------   -----------  -----------  ----------- -----------
(a) Net of foreign withholding taxes of................ $    19,459   $ 1,262,538  $        11  $     1,436 $    18,646
                                                        -----------   -----------  -----------  ----------- -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2007 (Unaudited)

                                                                            Multi-cap    S&P 500    Small Cap    Small Cap
                                                                             Equity       Index    Core Equity    Growth
                                                                              Fund        Fund        Fund         Fund
                                                                           ----------  ----------  -----------  -----------
Investment Income:
  Dividends/(a)/.......................................................... $  597,090  $1,320,736  $ 1,335,259  $   142,049
  Interest from affiliated fund...........................................     27,866      39,308       87,352       56,044
  Interest................................................................         --       7,444          100           --
  Securities lending income (Note 4)......................................      6,853       8,785       54,463       88,523
                                                                           ----------  ----------  -----------  -----------
   Total Income...........................................................    631,809   1,376,273    1,477,174      286,616
                                                                           ----------  ----------  -----------  -----------
Expenses:
  Advisory................................................................    240,559     140,071      773,784      458,155
  12b-1 fee--Class A and Investor Shares..................................     80,186       1,791        2,345        6,038
  Administration..........................................................     32,075      70,035      103,171       61,087
  Directors...............................................................     15,103      15,107       12,792       15,186
  Transfer agent..........................................................     15,037      16,639       56,529       50,427
  Audit...................................................................      6,655       7,335        6,403       12,093
  Custodian...............................................................      6,224      19,234       13,051       21,235
  Securities lending......................................................      4,627       6,596       19,446       20,575
  Registration and filings................................................      4,425      11,346       16,305       13,492
  Reports to shareholders.................................................      1,442       2,826        3,809           --
  Insurance...............................................................        847       1,652        2,336        2,475
  Cash management.........................................................        624         852        1,762          873
  Legal...................................................................        354       1,646        3,960        1,153
  Pricing.................................................................        226       8,210          713        2,260
  Licensing fees..........................................................         --       5,903           --           --
  Other...................................................................        461      10,578        6,554        3,444
                                                                           ----------  ----------  -----------  -----------
   Total Expenses.........................................................    408,845     319,821    1,022,960      668,493
  Fees waived by The Bank of New York (Note 3)............................     (7,914)    (73,395)        (382)          --
  Earnings credit adjustment (Note 3).....................................         --         (42)          --         (100)
                                                                           ----------  ----------  -----------  -----------
   Net Expenses...........................................................    400,931     246,384    1,022,578      668,393
                                                                           ----------  ----------  -----------  -----------
   Net Investment Income (Loss)...........................................    230,878   1,129,889      454,596     (381,777)
                                                                           ----------  ----------  -----------  -----------
Realized and Unrealized Gain (Loss) on Investments and
 Futures:
  Net realized gain on:
   Investments............................................................  4,056,416   2,078,213    7,342,373    6,151,483
   Futures................................................................         --     184,616           --           --
                                                                           ----------  ----------  -----------  -----------
  Net realized gain on investments and futures............................  4,056,416   2,262,829    7,342,373    6,151,483
                                                                           ----------  ----------  -----------  -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments............................................................    141,519   6,015,223    5,736,219    5,277,479
   Futures................................................................         --     (25,836)          --           --
                                                                           ----------  ----------  -----------  -----------
  Net increase in unrealized appreciation/depreciation on investments and
   futures................................................................    141,519   5,989,387    5,736,219    5,277,479
                                                                           ----------  ----------  -----------  -----------
  Net realized and unrealized gain on investments and futures.............  4,197,935   8,252,216   13,078,592   11,428,962
                                                                           ----------  ----------  -----------  -----------
  Net increase in net assets resulting from operations.................... $4,428,813  $9,382,105  $13,533,188  $11,047,185
                                                                           ----------  ----------  -----------  -----------
(a) Net of foreign withholding taxes of................................... $    3,699  $       --  $     7,453  $        --
                                                                           ----------  ----------  -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                     Global Real Estate               International
                                                                       Securities Fund                 Equity Fund
                                                               ------------------------------- --------------------------
                                                               Six Months                       Six Months
                                                                  Ended       For the Period       Ended
                                                                June 30,    December 29, 2006*   June 30,     Year Ended
                                                                  2007           through           2007      December 31,
                                                               (Unaudited)  December 31, 2006   (Unaudited)      2006
                                                               -----------  ------------------ ------------  ------------
Operations:
  Net investment income....................................... $   346,379         $--         $  9,107,410  $  8,084,418
  Net realized gain (loss) on investments and foreign
   currency transactions......................................     (91,826)         --            8,499,619    22,774,028
  Increase (decrease) in unrealized appreciation/depreciation
   on investments and foreign currency transactions...........  (2,960,056)         --           30,058,645    52,789,488
                                                               -----------         ---         ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations................................................  (2,705,503)         --           47,665,674    83,647,934
                                                               -----------         ---         ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares........        (105)         --                   --       (84,072)
   Institutional Shares.......................................    (123,521)         --                   --    (7,886,319)
                                                               -----------         ---         ------------  ------------
                                                                  (123,626)         --                   --    (7,970,391)
                                                               -----------         ---         ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares............      58,506          --               54,181       298,196
                    Institutional Shares......................  60,554,024          10           67,144,079   128,987,657
  Proceeds from shares issued on reinvestment of dividends:
         Class A Shares                                                105          --                   --        83,351
         Institutional Shares.................................      35,983          --                   --     1,383,675
  Value of capital stock repurchased: Class A Shares..........          --          --             (193,297)     (429,603)
                     Institutional Shares.....................  (3,974,407)         --          (20,018,654)  (57,519,255)
                                                               -----------         ---         ------------  ------------
  Net increase in net assets resulting from capital stock
   transactions...............................................  56,674,211          10           46,986,309    72,804,021
                                                               -----------         ---         ------------  ------------
   Increase in Net Assets.....................................  53,845,082          10           94,651,983   148,481,564
Net Assets:
  Beginning of period.........................................          10          --          461,681,844   313,200,280
                                                               -----------         ---         ------------  ------------
  End of period/(a)/.......................................... $53,845,092         $10         $556,333,827  $461,681,844
                                                               -----------         ---         ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.................................       5,621          --                3,405        21,515
        Institutional Shares..................................   5,748,484           1            4,169,666     9,160,507
  Shares issued on reinvestment
   of dividends: Class A Shares...............................          10          --                   --         5,495
          Institutional Shares................................       3,472          --                   --        90,083
  Shares repurchased: Class A Shares..........................          --          --              (12,182)      (30,802)
             Institutional Shares.............................    (376,299)         --           (1,237,266)   (4,191,362)
                                                               -----------         ---         ------------  ------------
  Net increase................................................   5,381,288           1            2,923,623     5,055,436
  Shares outstanding, beginning of period.....................           1          --           29,876,928    24,821,492
                                                               -----------         ---         ------------  ------------
  Shares outstanding, end of period...........................   5,381,289           1           32,800,551    29,876,928
                                                               -----------         ---         ------------  ------------
  (a) Includes undistributed net investment income as of
   period end................................................. $   222,753         $--         $  9,236,566  $    129,156
                                                               -----------         ---         ------------  ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                                Large Cap
                                                                               Equity Fund            Large Cap Growth Fund
                                                                       --------------------------  ---------------------------
                                                                        Six Months                  Six Months
                                                                           Ended                       Ended
                                                                         June 30,     Year Ended     June 30,      Year Ended
                                                                           2007      December 31,      2007       December 31,
                                                                        (Unaudited)      2006       (Unaudited)       2006
                                                                       ------------  ------------  ------------  -------------
Operations:
  Net investment income............................................... $  1,927,877  $  3,611,030  $    182,567  $     542,006
  Net realized gain on investments and foreign currency transactions..   18,290,096    32,827,654     9,453,327     14,586,393
  Increase in unrealized appreciation/depreciation on investments and
   written options....................................................   12,461,447    23,709,625     3,559,636     (4,568,464)
                                                                       ------------  ------------  ------------  -------------
   Net increase in net assets resulting from operations...............   32,679,420    60,148,309    13,195,530     10,559,935
                                                                       ------------  ------------  ------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net
   investment income: Class A Shares..................................      (89,540)     (169,216)           --         (1,216)
              Institutional Shares....................................   (1,772,664)   (3,065,510)           --       (520,937)
  Distributions from capital gains: Class A Shares....................           --    (1,836,661)           --       (367,657)
                   Institutional Shares...............................           --   (24,528,166)           --     (9,496,878)
                                                                       ------------  ------------  ------------  -------------
                                                                         (1,862,204)  (29,599,553)           --    (10,386,688)
                                                                       ------------  ------------  ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares....................      286,572     1,160,928        44,530        787,881
                    Institutional Shares..............................   23,803,238    51,793,911     8,917,690     33,187,773
  Proceeds from shares issued on reinvestment
   of dividends and distributions: Class A Shares.....................       83,877     1,895,009            --        366,455
                    Institutional Shares..............................      556,280    24,961,155            --      9,300,774
  Value of capital
   stock repurchased: Class A Shares..................................   (2,932,761)   (5,937,239)   (1,946,116)    (3,866,142)
             Institutional Shares.....................................  (41,586,842)  (80,049,679)  (28,137,304)  (104,896,287)
                                                                       ------------  ------------  ------------  -------------
   Net decrease in net assets resulting from capital stock
    transactions......................................................  (19,789,636)   (6,175,915)  (21,121,200)   (65,119,546)
                                                                       ------------  ------------  ------------  -------------
   Increase (decrease) in Net Assets..................................   11,027,580    24,372,841    (7,925,670)   (64,946,299)
Net Assets:
  Beginning of year...................................................  413,521,262   389,148,421   148,965,705    213,912,004
                                                                       ------------  ------------  ------------  -------------
  End of period/(a)/.................................................. $424,548,842  $413,521,262  $141,040,035  $ 148,965,705
                                                                       ------------  ------------  ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.........................................       19,296        82,111         5,658        105,401
        Institutional Shares..........................................    1,604,472     3,662,200     1,131,996      4,319,300
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares..................................        5,580       132,423            --         50,291
             Institutional Shares.....................................       36,820     1,736,206            --      1,253,100
  Shares repurchased: Class A Shares..................................     (198,919)     (416,839)     (247,889)      (499,222)
            Institutional Shares......................................   (2,742,500)   (5,678,888)   (3,556,275)   (13,594,212)
                                                                       ------------  ------------  ------------  -------------
   Net decrease.......................................................   (1,275,251)     (482,787)   (2,666,510)    (8,365,342)
  Shares outstanding, beginning of year...............................   28,600,434    29,083,221    19,303,581     27,668,923
                                                                       ------------  ------------  ------------  -------------
  Shares outstanding, end of period...................................   27,325,183    28,600,434    16,637,071     19,303,581
                                                                       ------------  ------------  ------------  -------------
  (a) Includes undistributed net investment income as of period end... $    183,719  $    118,046  $    226,628  $      44,061
                                                                       ------------  ------------  ------------  -------------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                         Large Cap Value Fund       Multi-Cap Equity Fund
                                                                      --------------------------  -------------------------
                                                                       Six Months                 Six Months
                                                                          Ended                      Ended
                                                                        June 30,     Year Ended    June 30,     Year Ended
                                                                          2007      December 31,     2007      December 31,
                                                                       (Unaudited)      2006      (Unaudited)      2006
                                                                      ------------  ------------  -----------  ------------
Operations:
  Net investment income.............................................. $  3,078,478  $  6,057,910  $   230,878  $    380,936
  Net realized gain on investments and foreign currency
   transactions......................................................   17,485,579    25,745,563    4,056,416     5,771,374
  Increase in unrealized appreciation/depreciation on investments....    2,979,814    18,462,508      141,519     1,221,689
                                                                      ------------  ------------  -----------  ------------
   Net increase in net assets resulting from operations..............   23,543,871    50,265,981    4,428,813     7,373,999
                                                                      ------------  ------------  -----------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net
   investment income: Class A Shares.................................       (8,789)      (17,360)          --      (378,831)
              Institutional Shares...................................   (2,879,377)   (6,019,596)          --            --
  Distributions from capital gains: Class A Shares...................           --       (97,718)          --       (35,647)
                   Institutional Shares..............................           --   (26,419,612)          --            --
                                                                      ------------  ------------  -----------  ------------
                                                                        (2,888,166)  (32,554,286)          --      (414,478)
                                                                      ------------  ------------  -----------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................       38,042       240,702    2,711,317    10,788,567
                    Institutional Shares.............................   16,340,466   107,137,721           --            --
  Proceeds from shares issued on reinvestment
   of dividends and distributions: Class A Shares....................        8,761       115,069           --       405,533
                    Institutional Shares.............................      496,379    25,049,620           --            --
  Value of capital
   stock repurchased: Class A Shares.................................     (286,272)      (48,344)  (6,857,594)  (21,137,146)
             Institutional Shares....................................  (41,130,824)  (99,382,636)          --            --
                                                                      ------------  ------------  -----------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions......................................................  (24,533,448)   33,112,132   (4,146,277)   (9,943,046)
                                                                      ------------  ------------  -----------  ------------
   Increase (decrease) in Net Assets.................................   (3,877,743)   50,823,827      282,536    (2,983,525)
Net Assets:
  Beginning of year..................................................  362,765,823   311,941,996   64,299,251    67,282,776
                                                                      ------------  ------------  -----------  ------------
  End of period/(a)/................................................. $358,888,080  $362,765,823  $64,581,787  $ 64,299,251
                                                                      ------------  ------------  -----------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................        3,127        19,659      153,717       668,578
        Institutional Shares.........................................    1,355,639     8,952,556           --            --
  Shares issued on reinvestment
   of dividends and distributions: Class A Shares....................          710         9,723           --        24,032
                    Institutional Shares.............................       40,310     2,123,988           --            --
  Shares repurchased: Class A Shares.................................      (22,869)       (4,046)    (390,390)   (1,306,834)
             Institutional Shares....................................   (3,371,151)   (8,248,506)          --            --
                                                                      ------------  ------------  -----------  ------------
   Net increase (decrease)...........................................   (1,994,234)    2,853,374     (236,673)     (614,224)
  Shares outstanding, beginning of year..............................   30,718,035    27,864,661    3,805,319     4,419,543
                                                                      ------------  ------------  -----------  ------------
  Shares outstanding, end of period..................................   28,723,801    30,718,035    3,568,646     3,805,319
                                                                      ------------  ------------  -----------  ------------
  (a) Includes undistributed net investment income as of period end.. $    216,707  $     26,395  $   233,298  $      2,420
                                                                      ------------  ------------  -----------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                                                         Small Cap Core
                                                                              S&P 500 Index                Equity Fund
                                                                       --------------------------  --------------------------
                                                                        Six Months                  Six Months
                                                                           Ended                       Ended
                                                                         June 30,     Year Ended     June 30,     Year Ended
                                                                           2007      December 31,      2007      December 31,
                                                                        (Unaudited)      2006       (Unaudited)      2006
                                                                       ------------  ------------  ------------  ------------
Operations:
  Net investment income............................................... $  1,129,889  $  2,131,028  $    454,596  $    526,786
  Net realized gain on investments and futures transactions...........    2,262,829     3,872,542     7,342,373     5,790,231
  Increase in unrealized appreciation/depreciation on investments and
   futures............................................................    5,989,387    13,063,858     5,736,219     8,290,203
                                                                       ------------  ------------  ------------  ------------
   Net increase in net assets resulting from operations...............    9,382,105    19,067,428    13,533,188    14,607,220
                                                                       ------------  ------------  ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net
   investment income: Class A & Investor Shares.......................       (8,869)      (14,040)           --          (783)
              Institutional Shares....................................   (1,095,969)   (2,060,241)           --      (508,749)
  Distributions from capital gains: Class A & Investor Shares.........           --       (33,957)           --       (12,591)
                   Institutional Shares...............................           --    (3,733,504)           --    (1,299,152)
                                                                       ------------  ------------  ------------  ------------
                                                                         (1,104,838)   (5,841,742)           --    (1,821,275)
                                                                       ------------  ------------  ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A & Investor Shares.........       77,451       601,181       686,237       424,603
                    Institutional Shares..............................   11,287,113    32,440,887    15,235,937   127,725,700
  Proceeds from shares issued on reinvestment
   of dividends and distributions: Class A & Investor Shares..........        8,869        47,996            --        13,305
                    Institutional Shares..............................      720,661     5,064,631            --     1,287,133
  Value of capital stock repurchased: Class A & Investor Shares.......     (362,448)     (158,674)     (422,308)     (133,284)
                     Institutional Shares.............................  (18,841,073)  (41,008,970)  (13,888,827)  (56,426,762)
                                                                       ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions.......................................................   (7,109,427)   (3,012,949)    1,611,039    72,890,695
                                                                       ------------  ------------  ------------  ------------
   Increase in Net Assets.............................................    1,167,840    10,212,737    15,144,227    85,676,640
Net Assets:
  Beginning of year...................................................  142,624,466   132,411,729   195,834,931   110,158,291
                                                                       ------------  ------------  ------------  ------------
  End of period/(a)/.................................................. $143,792,306  $142,624,466  $210,979,158  $195,834,931
                                                                       ------------  ------------  ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A & Investor Shares..............................        8,768        68,714        52,525        35,608
        Institutional Shares..........................................    1,261,279     3,856,942     1,203,236    10,744,180
  Shares issued on reinvestment
   of dividends and distributions: Class A & Investor Shares..........          971         5,570            --         1,094
                    Institutional Shares..............................       78,783       590,759            --       105,676
  Shares repurchased: Class A & Investor Shares.......................      (38,795)      (19,403)      (33,057)      (11,216)
             Institutional Shares.....................................   (2,097,950)   (4,922,506)   (1,084,013)   (4,787,324)
                                                                       ------------  ------------  ------------  ------------
   Net increase (decrease)............................................     (786,944)     (419,924)      138,691     6,088,018
  Shares outstanding, beginning of year...............................   16,193,667    16,613,591    15,968,002     9,879,984
                                                                       ------------  ------------  ------------  ------------
  Shares outstanding, end of period...................................   15,406,723    16,193,667    16,106,693    15,968,002
                                                                       ------------  ------------  ------------  ------------
(a) Includes undistributed net investment income as of period end..... $     69,343  $     44,292  $    471,850  $     17,254
                                                                       ------------  ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                    Small Cap Growth Fund
                                                                              ---------------------------------
                                                                              Six Months Ended
                                                                               June 30, 2007      Year Ended
                                                                                (Unaudited)    December 31, 2006
                                                                              ---------------- -----------------
Operations:
  Net investment loss........................................................   $   (381,777)    $  (2,415,162)
  Net realized gain on investments...........................................      6,151,483        53,670,635
  Increase (decrease) in unrealized appreciation/depreciation on investments.      5,277,479       (18,667,185)
                                                                                ------------     -------------
   Net increase in net assets resulting from operations......................     11,047,185        32,588,288
                                                                                ------------     -------------
Distributions to Shareholders:
  Distributions from capital gains: Class A Shares...........................             --          (919,677)
                   Class C Shares............................................             --               (45)
                   Institutional Shares......................................             --       (19,553,458)
                                                                                ------------     -------------
                                                                                          --       (20,473,180)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................        155,957         4,073,654
                    Class C Shares...........................................             --             2,250
                    Institutional Shares.....................................      5,958,953        99,562,922
  Proceeds from shares issued on reinvestment
   of distributions: Class A Shares..........................................             --           918,087
            Class C Shares...................................................             --                45
            Institutional Shares.............................................             --        18,117,474
  Value of capital stock repurchased: Class A Shares.........................     (3,320,778)      (76,450,538)
                     Class C Shares..........................................             --            (2,162)
                     Institutional Shares....................................    (40,953,096)     (548,427,873)
                                                                                ------------     -------------
  Net decrease in net assets resulting from capital stock transactions.......    (38,158,964)     (502,206,141)
                                                                                ------------     -------------
   Decrease in Net Assets....................................................    (27,111,779)     (490,091,033)
Net Assets:
  Beginning of year..........................................................    139,621,385       629,712,418
                                                                                ------------     -------------
  End of period..............................................................   $112,509,606     $ 139,621,385
                                                                                ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................         10,841           264,851
        Class C Shares.......................................................             --               143
        Institutional Shares.................................................        416,075         6,555,670
  Shares issued on reinvestment of distributions: Class A Shares.............             --            66,161
                           Class C Shares....................................             --                 3
                           Institutional Shares..............................             --         1,273,419
  Shares repurchased: Class A Shares.........................................       (229,554)       (4,972,943)
            Class C Shares...................................................             --              (146)
            Institutional Shares.............................................     (2,777,069)      (36,115,722)
                                                                                ------------     -------------
   Net decrease..............................................................     (2,579,707)      (32,928,564)
  Shares outstanding, beginning of year......................................      9,729,069        42,657,633
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................      7,149,362         9,729,069
                                                                                ------------     -------------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Global Real Estate Securities Fund

         Financial Highlights

                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized                 Net
                                                                                   Loss on                  Asset
                                                            Net Asset            Investments  Distributions Value,
                                                             Value,      Net     and Foreign    from Net     End
                                                            Beginning Investment   Currency    Investment     of
                                                            of Period Income(a)  Transactions    Income     Period
                                                            --------- ---------- ------------ ------------- ------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited).........  $10.00     $0.11       $(0.10)      $(0.03)    $ 9.98
For the Period December 29, 2006* through December 31, 2006   10.00        --           --           --      10.00
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited).........   10.00      0.11        (0.07)       (0.03)     10.01
For the Period December 29, 2006* through December 31, 2006   10.00        --           --           --      10.00

* Commencement of offering of shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

                                                                               Ratio to Average Net Assets of:
                                                                               ---------------------------
                                                                                                       Net
                                                                                                    Investment
                                                         Total        Net      Expenses,  Expenses,  Income,
                                                       Investment   Assets,     Net of    Prior to    Net of
                                                         Return      End of     Waiver     Waiver     Waiver
                                                        Based on     Period    from The   from The   from The  Portfolio
                                                       Net Asset     (000's     Bank of    Bank of   Bank of   Turnover
                                                        Value(b)    Omitted)   New York   New York   New York    Rate
                                                       ---------- --------     ---------  --------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)....    0.06%   $    56        1.50%**    1.82%**    3.24%**    26%
For the Period December 29, 2006* through December 31,
 2006.................................................      --         --/(1)/     --         --         --       --
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)....    0.31%    53,789        1.25%**    1.59%**    2.55%**    26%
For the Period December 29, 2006* through December 31,
 2006.................................................      --         --(1)       --         --         --       --

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                         Net Realized
                                                                        and Unrealized
                                                                         Gain (Loss)
                                                   Net Asset            on Investments Distributions Net Asset
                                                    Value,      Net      and Foreign     from Net     Value,
                                                   Beginning Investment    Currency     Investment    End of
                                                   of Period Income(a)   Transactions     Income      Period
                                                   --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)  $15.27     $0.26        $ 1.20        $   --      $16.73
For the Year Ended December 31, 2006..............   12.47      0.27          2.77         (0.24)      15.27
For the Year Ended December 31, 2005..............   11.19      0.17          1.26         (0.15)      12.47
For the Year Ended December 31, 2004..............    9.77      0.13          1.39         (0.10)      11.19
For the Year Ended December 31, 2003..............    7.29      0.08          2.46         (0.06)       9.77
For the Year Ended December 31, 2002..............    9.27      0.03         (2.01)           --        7.29

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)   15.46      0.29          1.21            --       16.96
For the Year Ended December 31, 2006..............   12.62      0.30          2.81         (0.27)      15.46
For the Year Ended December 31, 2005..............   11.32      0.20          1.29         (0.19)      12.62
For the Year Ended December 31, 2004..............    9.89      0.14          1.42         (0.13)      11.32
For the Year Ended December 31, 2003..............    7.38      0.10          2.49         (0.08)       9.89
For the Year Ended December 31, 2002..............    9.35      0.06         (2.03)           --        7.38

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                     Total
                                                   Investment                    Ratio to Average
                                                     Return                       Net Assets of:
                                                    Based on    Net Assets,   ---------------------   Portfolio
                                                   Net Asset   End of Period           Net Investment Turnover
                                                    Value(b)  (000's Omitted) Expenses     Income       Rate
                                                   ---------- --------------- -------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)     9.56%     $  5,736       0.93%*      3.28%*         4%
For the Year Ended December 31, 2006..............    24.38%        5,366       0.93%       1.92%         15%
For the Year Ended December 31, 2005..............    12.81%        4,431       1.10%       1.49%         11%
For the Year Ended December 31, 2004..............    15.61%        4,384       1.35%       1.25%         31%
For the Year Ended December 31, 2003..............    34.85%        6,260       1.56%       1.01%        101%
For the Year Ended December 31, 2002..............   (21.36)%       5,081       1.69%       0.37%        307%
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)     9.70%      550,598       0.68%*      3.59%*         4%
For the Year Ended December 31, 2006..............    24.68%      456,316       0.68%       2.14%         15%
For the Year Ended December 31, 2005..............    13.14%      308,769       0.84%       1.71%         11%
For the Year Ended December 31, 2004..............    15.85%      219,404       1.08%       1.37%         31%
For the Year Ended December 31, 2003..............    35.13%      144,908       1.31%       1.24%        101%
For the Year Ended December 31, 2002..............   (21.07)%     115,773       1.44%       0.66%        307%

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                             Net Realized
                                                            and Unrealized
                                       Net Asset             Gain (Loss)   Distributions               Net Asset
                                        Value,      Net     on Investments   from Net    Distributions  Value,
                                       Beginning Investment  and Written    Investment       from       End of
                                       of Period Income(a)     Options        Income     Capital Gains  Period
                                       --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $14.42     $0.05        $ 1.07        $(0.05)       $   --      $15.49
For the Year Ended December 31, 2006..   13.35      0.10          2.03         (0.08)        (0.98)      14.42
For the Year Ended December 31, 2005..   13.22      0.10          0.73         (0.15)        (0.55)      13.35
For the Year Ended December 31, 2004..   12.33      0.25          0.86         (0.22)           --       13.22
For the Year Ended December 31, 2003..   10.31      0.23          1.99         (0.20)           --       12.33
For the Year Ended December 31, 2002..   12.90      0.25         (2.58)        (0.23)        (0.03)      10.31
Class C Shares
For the Period Ended June 12, 2005***
 (Unaudited)..........................   13.22      0.01          0.18         (0.01)           --       13.40
For the Period June 9, 2004* through
 December 31, 2004....................   12.52      0.10          0.68         (0.08)           --       13.22
Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   14.46      0.07          1.08         (0.07)           --       15.54
For the Year Ended December 31, 2006..   13.38      0.13          2.05         (0.12)        (0.98)      14.46
For the Year Ended December 31, 2005..   13.26      0.13          0.72         (0.18)        (0.55)      13.38
For the Year Ended December 31, 2004..   12.37      0.28          0.86         (0.25)           --       13.26
For the Year Ended December 31, 2003..   10.34      0.26          2.00         (0.23)           --       12.37
For the Year Ended December 31, 2002..   12.94      0.28         (2.59)        (0.26)        (0.03)      10.34

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                         Total
                                                       Investment                     Ratio to Average
                                                         Return                        Net Assets of:
                                                        Based on    Net Assets,   ---------------------    Portfolio
                                                       Net Asset   End of Period            Net Investment Turnover
                                                        Value(b)  (000's Omitted) Expenses      Income       Rate
                                                       ---------- --------------- --------  -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)....     7.77%     $ 27,810       1.03%**      0.68%**      26%
For the Year Ended December 31, 2006..................    16.11%       28,389       1.03%        0.69%        53%
For the Year Ended December 31, 2005..................     6.25%       28,980       1.04%        0.75%        52%
For the Year Ended December 31, 2004..................     9.11%       33,720       1.10%        1.99%        40%
For the Year Ended December 31, 2003..................    21.82%       33,501       1.16%        2.12%        24%
For the Year Ended December 31, 2002..................   (18.25)%      29,462       1.15%        2.16%        29%
Class C Shares
For the Period Ended June 12, 2005*** (Unaudited).....     1.42%           27       1.79%**      0.15%**      27%
For the Period June 9, 2004* through December 31, 2004     7.05%           27       1.82%**      1.38%**      40%
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)....     7.95%      396,739       0.78%**      0.93%**      26%
For the Year Ended December 31, 2006..................    16.43%      385,132       0.78%        0.93%        53%
For the Year Ended December 31, 2005..................     6.42%      360,168       0.79%        0.99%        52%
For the Year Ended December 31, 2004..................     9.35%      343,346       0.85%        2.24%        40%
For the Year Ended December 31, 2003..................    22.17%      347,684       0.91%        2.36%        24%
For the Year Ended December 31, 2002..................   (18.05)%     330,652       0.89%        2.43%        29%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                       Net Asset    Net         Net Realized  Distributions                Net Asset
                                        Value,   Investment    and Unrealized   from Net     Distributions  Value,
                                       Beginning   Income      Gain (Loss) on  Investment        from       End of
                                       of Period (Loss)(a)      Investments      Income      Capital Gains  Period
                                       --------- ----------    -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $ 7.64     $   --/(1)/     $ 0.74        $   --         $   --       $8.38
For the Year Ended December 31, 2006..    7.65         --/(1)/       0.44            --/(1)/     (0.45)       7.64
For the Year Ended December 31, 2005..    9.52      (0.01)          (0.01)           --          (1.85)       7.65
For the Year Ended December 31, 2004..    9.43       0.06            0.24         (0.06)         (0.15)       9.52
For the Year Ended December 31, 2003..    7.72       0.04            1.71         (0.04)            --        9.43
For the Year Ended December 31, 2002..   10.13       0.04           (2.41)        (0.04)            --        7.72

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    7.72       0.01            0.75            --             --        8.48
For the Year Ended December 31, 2006..    7.73       0.02            0.45         (0.03)         (0.45)       7.72
For the Year Ended December 31, 2005..    9.60       0.02           (0.02)        (0.02)         (1.85)       7.73
For the Year Ended December 31, 2004..    9.50       0.09            0.25         (0.09)         (0.15)       9.60
For the Year Ended December 31, 2003..    7.78       0.07            1.71         (0.06)            --        9.50
For the Year Ended December 31, 2002..   10.21       0.06           (2.43)        (0.06)            --        7.78

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)Less than $0.01 per share.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                     Total
                                                   Investment                    Ratio to Average
                                                     Return                       Net Assets of:
                                                    Based on    Net Assets,   ---------------------   Portfolio
                                                   Net Asset   End of Period           Net Investment Turnover
                                                    Value(b)  (000's Omitted) Expenses Income (Loss)    Rate
                                                   ---------- --------------- -------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)     9.69%     $  3,989       1.12%*      0.04%*        25%
For the Year Ended December 31, 2006..............     6.04%        5,487       1.09%       0.06%         51%
For the Year Ended December 31, 2005..............    (0.13)%       8,126       1.08%      (0.06)%       101%
For the Year Ended December 31, 2004..............     3.31%       10,758       1.11%       0.60%         90%
For the Year Ended December 31, 2003..............    22.72%       17,988       1.15%       0.51%         20%
For the Year Ended December 31, 2002..............   (23.45)%      16,473       1.15%       0.47%         18%

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)     9.84%      137,051       0.87%*      0.27%*        25%
For the Year Ended December 31, 2006..............     6.29%      143,479       0.84%       0.30%         51%
For the Year Ended December 31, 2005..............     0.07%      205,786       0.82%       0.19%        101%
For the Year Ended December 31, 2004..............     3.63%      336,716       0.85%       0.91%         90%
For the Year Ended December 31, 2003..............    22.99%      348,188       0.90%       0.77%         20%
For the Year Ended December 31, 2002..............   (23.26)%     287,666       0.90%       0.70%         18%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                       Net Asset             Net Realized  Distributions               Net Asset
                                        Value,      Net     and Unrealized   from Net    Distributions  Value,
                                       Beginning Investment Gain (Loss) on  Investment       from       End of
                                       of Period Income(a)   Investments      Income     Capital Gains  Period
                                       --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $11.85     $0.09        $ 0.68        $(0.08)       $   --      $12.54
For the Year Ended December 31, 2006..   11.24      0.18          1.53         (0.18)        (0.92)      11.85
For the Year Ended December 31, 2005..   10.81      0.15          0.76         (0.14)        (0.34)      11.24
For the Year Ended December 31, 2004..   10.03      0.15          0.77         (0.14)           --       10.81
For the Year Ended December 31, 2003..    7.88      0.09          2.14         (0.08)           --       10.03
For the Period May 31, 2002* through
 December 31, 2002....................    9.09      0.04         (1.22)        (0.03)           --        7.88

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   11.81      0.10          0.68         (0.10)           --       12.49
For the Year Ended December 31, 2006..   11.19      0.21          1.54         (0.21)        (0.92)      11.81
For the Year Ended December 31, 2005..   10.76      0.18          0.76         (0.17)        (0.34)      11.19
For the Year Ended December 31, 2004..   10.01      0.18          0.73         (0.16)           --       10.76
For the Year Ended December 31, 2003..    7.86      0.11          2.14         (0.10)           --       10.01
For the Year Ended December 31, 2002..    8.94      0.08         (1.09)        (0.07)           --        7.86

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                       Ratio to Average Net Assets of:
                                                                       ---------------------------
                                                                                               Net
                                                                                            Investment
                                                     Total      Net    Expenses,  Expenses,  Income,
                                                   Investment Assets,   Net of    Prior to    Net of
                                                     Return    End of   Waiver     Waiver     Waiver
                                                    based on   Period  from The   from The   from The  Portfolio
                                                   Net Asset   (000's   Bank of    Bank of   Bank of   Turnover
                                                    Value(b)  Omitted) New York   New York   New York    Rate
                                                   ---------- -------- ---------  --------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)     6.53%  $  1,212   1.04%**    1.04%**    1.44%**    24%
For the Year Ended December 31, 2006..............    15.41%     1,371   1.03%      1.03%      1.50%      59%
For the Year Ended December 31, 2005..............     8.45%     1,015   1.05%      1.06%      1.33%      43%
For the Year Ended December 31, 2004..............     9.22%       860   1.05%      1.17%      1.42%      37%
For the Year Ended December 31, 2003..............    28.43%       667   1.05%      1.34%      0.99%      12%
For the Period May 31, 2002* through December 31,
 2002.............................................   (12.98)%      161   1.05%**    1.50%**    0.82%**    10%

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)     6.60%   357,676   0.79%**    0.79%**    1.71%**    24%
For the Year Ended December 31, 2006..............    15.84%   361,395   0.78%      0.78%      1.76%      59%
For the Year Ended December 31, 2005..............     8.74%   310,927   0.80%      0.81%      1.59%      43%
For the Year Ended December 31, 2004..............     9.21%   236,631   0.80%      0.91%      1.73%      37%
For the Year Ended December 31, 2003..............    28.72%   129,318   0.80%      1.10%      1.22%      12%
For the Year Ended December 31, 2002..............   (11.31)%   48,272   0.80%      1.30%      0.96%      10%

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                        Net Asset               Net Realized  Distributions                Net Asset
                                         Value,      Net       and Unrealized   from Net     Distributions  Value,
                                        Beginning Investment      Gain on      Investment        from       End of
                                        of Period Income(a)     Investments      Income      Capital Gains  Period
                                        --------- ----------   -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)...........................  $16.90     $0.06          $1.14         $   --         $   --      $18.10
For the Year Ended December 31, 2006...   15.22      0.09           1.70          (0.10)         (0.01)      16.90
For the Year Ended December 31, 2005...   14.24      0.10           0.98          (0.10)            --       15.22
For the Year Ended December 31, 2004...   12.81      0.07           1.43          (0.07)            --       14.24
For the Year Ended December 31, 2003...    9.77      0.04           3.04          (0.04)            --       12.81
For the Period October 7, 2002* through
 December 31, 2002.....................    8.59        --/(1)/      1.18             --/(1)/        --        9.77

* Commencement of offering of shares.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                                                         Ratio to Average Net Assets of:
                                                                         ---------------------------
                                                                                                 Net
                                                                                              Investment
                                                       Total      Net    Expenses,  Expenses,  Income,
                                                     Investment Assets,   Net of    Prior to    Net of
                                                       Return    End of   Waiver     Waiver     Waiver
                                                      Based on   Period  from The   from The   from The  Portfolio
                                                     Net Asset   (000's   Bank of    Bank of   Bank of   Turnover
                                                      Value(b)  Omitted) New York   New York   New York    Rate
                                                     ---------- -------- ---------  --------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)..    7.10%   $64,582    1.25%**    1.27%**    0.72%**    11%
For the Year Ended December 31, 2006................   11.76%    64,299    1.25%      1.26%      0.57%       7%
For the Year Ended December 31, 2005................    7.59%    67,283    1.25%      1.28%      0.70%      10%
For the Year Ended December 31, 2004................   11.72%    60,274    1.25%      1.45%      0.50%      22%
For the Year Ended December 31, 2003................   31.50%    54,933    1.25%      1.55%      0.32%      24%
For the Period October 7, 2002* through December 31,
 2002...............................................   13.78%    46,978    1.25%**    1.50%**    0.09%**     9%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                             Net Realized
                                       Net Asset            and Unrealized Distributions               Net Asset
                                        Value,      Net     Gain (Loss) on   from Net    Distributions  Value,
                                       Beginning Investment  Investments    Investment       from       End of
                                       of Period Income(a)   and Futures      Income     Capital Gains  Period
                                       --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Investor Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   $8.81     $0.06        $ 0.53        $(0.06)       $   --       $9.34
For the Year Ended December 31, 2006..    7.98      0.11          1.08         (0.12)        (0.24)       8.81
For the Year Ended December 31, 2005..    8.26      0.10          0.26         (0.10)        (0.54)       7.98
For the Year Ended December 31, 2004..    7.60      0.12          0.65         (0.11)           --        8.26
For the Year Ended December 31, 2003..    6.00      0.08          1.59         (0.07)           --        7.60
For the Period July 25, 2002* through
 December 31, 2002....................    5.76      0.04          0.24         (0.04)           --        6.00

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................    8.81      0.07          0.52         (0.07)           --        9.33
For the Year Ended December 31, 2006..    7.97      0.14          1.07         (0.13)        (0.24)       8.81
For the Year Ended December 31, 2005..    8.25      0.13          0.25         (0.12)        (0.54)       7.97
For the Year Ended December 31, 2004..    7.59      0.13          0.66         (0.13)           --        8.25
For the Year Ended December 31, 2003..    6.00      0.10          1.58         (0.09)           --        7.59
For the Year Ended December 31, 2002..    7.83      0.09         (1.84)        (0.08)           --        6.00

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                       Ratio to Average Net Assets of:
                                                                       ---------------------------
                                                                                               Net
                                                                                            Investment
                                                     Total      Net    Expenses,  Expenses,  Income,
                                                   Investment Assets,   Net of    Prior to    Net of
                                                     Return    End of   Waiver     Waiver     Waiver
                                                    based on   Period  from The   from The   from The  Portfolio
                                                   Net Asset   (000's   Bank of    Bank of   Bank of   Turnover
                                                    Value(b)  Omitted) New York   New York   New York    Rate
                                                   ---------- -------- ---------  --------- ---------- ---------
PER SHARE DATA:
Investor Shares
For the Six Months Ended June 30, 2007 (Unaudited)     6.58%  $  1,260   0.60%**    0.70%**    1.37%**     2%
For the Year Ended December 31, 2006..............    15.04%     1,445   0.60%      0.71%      1.40%      11%
For the Year Ended December 31, 2005..............     4.29%       871   0.60%      0.76%      1.26%      49%
For the Year Ended December 31, 2004..............    10.20%     1,265   0.60%      0.89%      1.49%      17%
For the Year Ended December 31, 2003..............    27.90%       692   0.60%      1.06%      1.17%      40%
For the Period July 25, 2002* through December 31,
 2002.............................................     4.82%        30   0.60%**    1.14%**    1.34%**    32%

Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)     6.73%   142,532   0.35%**    0.45%**    1.62%**     2%
For the Year Ended December 31, 2006..............    15.45%   141,179   0.35%      0.46%      1.64%      11%
For the Year Ended December 31, 2005..............     4.57%   131,541   0.35%      0.50%      1.54%      49%
For the Year Ended December 31, 2004..............    10.46%   119,104   0.35%      0.65%      1.70%      17%
For the Year Ended December 31, 2003..............    28.17%    92,237   0.35%      0.82%      1.44%      40%
For the Year Ended December 31, 2002..............   (22.43)%   57,266   0.35%      0.96%      1.34%      32%

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                       Net Asset    Net      Net Realized  Distributions               Net Asset
                                        Value,   Investment and Unrealized   from Net    Distributions  Value,
                                       Beginning   Income      Gain on      Investment       from       End of
                                       of Period (Loss)(a)   Investments      Income     Capital Gains  Period
                                       --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................  $12.24     $ 0.01       $0.80         $   --        $   --      $13.05
For the Year Ended December 31, 2006..   11.13       0.01        1.19          (0.01)        (0.08)      12.24
For the Period March 2, 2005* through
 December 31, 2005....................   10.00      (0.01)       1.14             --            --       11.13

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)..........................   12.26       0.03        0.81             --            --       13.10
For the Year Ended December 31, 2006..   11.15       0.04        1.19          (0.04)        (0.08)      12.26
For the Period March 2, 2005* through
 December 31, 2005....................   10.00       0.01        1.15          (0.01)           --       11.15

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                        Ratio to Average Net Assets of:
                                                                       ------------------------------
                                                                                                Net
                                                                                             Investment
                                                     Total      Net    Expenses, Expenses, Income (loss),
                                                   Investment Assets,   Net of   Prior to      Net of
                                                     Return    End of   Waiver    Waiver       Waiver
                                                    based on   Period  from The  from The     from The    Portfolio
                                                   Net Asset   (000's   Bank of   Bank of     Bank of     Turnover
                                                    Value(b)  Omitted) New York  New York     New York      Rate
                                                   ---------- -------- --------- --------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007
 (Unaudited)......................................    6.62%   $  2,228   1.24%**   1.24%**      0.22%**      20%
For the Year Ended December 31, 2006..............   10.78%      1,852   1.25%     1.25%        0.05%        26%
For the Period March 2, 2005* through December 31,
 2005.............................................   11.30%      1,400   1.25%**   1.47%**     (0.14)%**     12%

Institutional Shares
For the Six Months Ended June 30, 2007
 (Unaudited)......................................    6.85%    208,751   0.99%**   0.99%**      0.44%**      20%
For the Year Ended December 31, 2006..............   11.01%    193,983   1.00%     1.00%        0.32%        26%
For the Period March 2, 2005* through December 31,
 2005.............................................   11.55%    108,758   1.00%**   1.21%**      0.11%**      12%

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                         Net Asset             Net Realized                Net Asset
                                                          Value,      Net     and Unrealized Distributions  Value,
                                                         Beginning Investment Gain (Loss) on     from       End of
                                                         of Period  Loss(a)    Investments   Capital Gains  Period
                                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)......  $14.10     $(0.07)      $ 1.42        $   --      $15.45
For the Year Ended December 31, 2006....................   14.57      (0.13)        1.31         (1.65)      14.10
For the Year Ended December 31, 2005....................   15.35      (0.13)       (0.30)        (0.35)      14.57
For the Year Ended December 31, 2004....................   15.46      (0.14)        0.95         (0.92)      15.35
For the Year Ended December 31, 2003....................   11.79      (0.12)        4.51         (0.72)      15.46
For the Year Ended December 31, 2002....................   15.36      (0.11)       (3.26)        (0.20)      11.79
Class C Shares
For the Period May 12, 2006* through October 30, 2006***
 (Unaudited)............................................   15.96      (0.12)       (0.71)        (0.34)      14.79
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)......   14.36      (0.05)        1.44            --       15.75
For the Year Ended December 31, 2006....................   14.79      (0.10)        1.32         (1.65)      14.36
For the Year Ended December 31, 2005....................   15.54      (0.10)       (0.30)        (0.35)      14.79
For the Year Ended December 31, 2004....................   15.63      (0.10)        0.93         (0.92)      15.54
For the Year Ended December 31, 2003....................   11.89      (0.07)        4.53         (0.72)      15.63
For the Year Ended December 31, 2002....................   15.53      (0.08)       (3.36)        (0.20)      11.89

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                           Total
                                                         Investment                     Ratio to Average
                                                           Return                        Net Assets of:
                                                          Based on    Net Assets,   --------------------     Portfolio
                                                         Net Asset   End of Period            Net Investment Turnover
                                                          Value(b)  (000's Omitted) Expenses       Loss        Rate
                                                         ---------- --------------- --------  -------------- ---------
PER SHARE DATA:
Class A Shares
For the Six Months Ended June 30, 2007 (Unaudited)......     9.57%     $  3,833       1.33%**     (0.89)%**      50%
For the Year Ended December 31, 2006....................     8.39%        6,581       1.18%       (0.91)%       127%
For the Year Ended December 31, 2005....................    (2.91)%      74,414       1.16%       (0.90)%        77%
For the Year Ended December 31, 2004....................     5.59%       95,024       1.23%       (0.89)%        67%
For the Year Ended December 31, 2003....................    37.46%       54,456       1.31%       (0.82)%        42%
For the Year Ended December 31, 2002....................   (21.90)%      17,811       1.32%       (0.82)%        31%
Class C Shares
For the Period May 12, 2006* through October 30, 2006***
 (Unaudited)............................................    (4.94)%           2       1.95%**     (1.61)%**      98%
Institutional Shares
For the Six Months Ended June 30, 2007 (Unaudited)......     9.68%      108,677       1.08%**     (0.61)%**      50%
For the Year Ended December 31, 2006....................     8.53%      133,040       0.95%       (0.65)%       127%
For the Year Ended December 31, 2005....................    (2.62)%     555,298       0.91%       (0.65)%        77%
For the Year Ended December 31, 2004....................     5.59%      731,151       0.98%       (0.63)%        67%
For the Year Ended December 31, 2003....................    37.73%      456,239       1.06%       (0.55)%        42%
For the Year Ended December 31, 2002....................   (22.12)%     283,668       1.06%       (0.58)%        31%

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The nine series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton Global Real Estate Securities Fund (the "Global Real Estate Securities Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund (formerly BNY Hamilton Equity Income Fund) (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has only Class A Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Global Real Estate Securities Fund--To maximize total return consisting of capital appreciation and current income;

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Global Real Estate Securities Fund, the Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company.

  The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

  The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                     % of Average
                                   Daily Net Assets
                                   ----------------
Global Real Estate Securities Fund      0.85%
International Equity Fund.........      0.50%
Large Cap Equity Fund.............      0.60%
Large Cap Growth Fund.............      0.60%
Large Cap Value Fund..............      0.60%
Multi-Cap Equity Fund.............      0.75%
S&P 500 Index Fund................      0.20%
Small Cap Core Equity Fund........      0.75%
Small Cap Growth Fund.............      0.75%

  Except for the Global Real Estate Fund and the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Global Real Estate Securities Fund is sub-advised by Urdang Securities Management, Inc. ("Urdang"), a wholly-owned subsidiary of The Bank of New York. Urdang's fee is payable monthly by the Advisor at a annual rate of 0.85% of the average daily net assets of the Global Real Estate Securities Fund.

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  The Bank of New York serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. Effective August 1, 2007, the BISYS Group, Inc. was acquired by Citi and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the six months ended June 30, 2007, The Bank of New York received the following amounts under the administration agreement:

                                    Amount
                                   --------
Global Real Estate Securities Fund $ 11,808
International Equity Fund.........  221,090
Large Cap Equity Fund.............  183,819
Large Cap Growth Fund.............   60,752
Large Cap Value Fund..............  157,210
Multi-Cap Equity Fund.............   27,919
S&P 500 Index Fund................   60,961
Small Cap Core Equity Fund........   89,804
Small Cap Growth Fund.............   53,175

  BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds. Effective August 1, 2007, Foreside Financial Group LLC purchased BNY Hamilton Distributors, Inc. from the BISYS Group, Inc.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2007 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2007, the Large Cap Growth Fund, the Multi-Cap Equity Fund, and the Small Cap Core Equity Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                              Class A Institutional
                              Shares     Shares
                              ------- -------------
Global Real Estate Securities
 Fund........................  1.50%      1.25%
Large Cap Value Fund.........  1.05%      0.80%
Multi-Cap Equity Fund........  1.25%        N/A
Small Cap Core Equity
 Fund........................  1.25%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     0.35%      0.60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Growth Fund did not have expense waivers for the six months ended June 30, 2007.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the six months ended June 30, 2007:

                                                 Class A
                                                ---------
                                                Front-End
                                                  Sales
                                                 Charges
                                                ---------
                      International Equity Fund   $ 30
                      Large Cap Equity Fund....    573
                      Large Cap Growth Fund....     16
                      Multi-Cap Equity Fund....    175
                      Small Cap Growth Fund....     26

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the six months ended June 30, 2007, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                           Purchases      Sales
                          ------------ ------------
Global Real Estate
 Securities Fund......... $ 61,647,354 $  6,832,091
International Equity Fund   79,494,971   20,762,267
Large Cap Equity
 Fund....................  109,604,597  130,970,839
Large Cap Growth
 Fund....................   34,816,262   56,494,375
Large Cap Value Fund.....   83,961,579  109,616,985
Multi-Cap Equity
 Fund....................    7,133,809   11,389,433
S&P 500 Index Fund.......    3,323,829    9,131,461
Small Cap Core Equity
 Fund....................   46,620,512   41,548,935
Small Cap Growth
 Fund....................   60,391,554  100,112,109

  There were no purchases or sales of U.S. Government securities for the six months ended.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2006 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  International Equity
                   Fund............... $ 5,750,922     2009
                                        51,634,294     2010
                                        10,488,109     2011

  During the year ended December 31, 2006, the International Equity Fund, Multi-Cap Equity Fund, and Small Cap Core Equity Fund utilized capital loss carryforwards of $22,518,809, $4,444,279, and $508,733, respectively, to offset realized gains.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

                                         Distributions Paid From:
                                  --------------------------------------
                                                   Net         Total
                                                Long Term     Taxable
                                    Ordinary     Capital   Distributions
                                     Income       Gains        Paid
                                  -----------  ----------- -------------
       International Equity Fund. $ 7,970,391*          --  $ 7,970,391
       Large Cap Equity Fund.....   5,248,537  $24,351,016   29,599,553
       Large Cap Growth Fund.....   2,373,045    8,013,643   10,386,688
       Large Cap Value Fund......  11,206,375   21,347,911   32,554,286
       Multi-Cap Equity Fund.....     378,831       35,647      414,478
       S&P 500 Index Fund........   2,417,162    3,424,580    5,841,742
       Small Cap Core Equity Fund     509,532    1,311,743    1,821,275
       Small Cap Growth Fund.....          --   20,473,180   20,473,180

*Amount is net of Foreign Tax Credit of $794,023.

  As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                    Accumulated                        Total
                           Undistributed Undistributed              Capital and     Unrealized      Accumulated
                             Ordinary      Long-Term   Accumulated     Other      Appreciation/      Earnings/
                              Income     Capital Gains  Earnings      Losses      (Depreciation)     (Deficit)
                           ------------- ------------- ----------- ------------  --------------     -----------
International Equity Fund.  $  129,156            --   $  129,156  $(67,873,325)  $131,394,124/2/   $63,649,955
Large Cap Equity Fund.....   1,280,449    $7,899,489    9,179,938            --     85,501,109/1,2/  94,681,047
Large Cap Growth Fund.....      44,061     3,848,518    3,892,579            --     18,804,375/2/    22,696,954
Large Cap Value Fund......     306,895       346,820      653,715            --     55,949,537/2/    56,603,252
Multi-Cap Equity Fund.....     181,849     1,028,745    1,210,594            --     18,519,191       19,729,785
S&P 500 Index Fund........      78,417       589,799      668,216            --     21,051,597/3/    21,719,813
Small Cap Core Equity Fund   2,341,638     1,694,653    4,036,291            --     14,604,695/2/    18,640,986
Small Cap Growth Fund.....          --     1,139,719    1,139,719            --      5,285,849/2/     6,425,568

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.

7. Written Option Activity

  Transactions in written options for the six months ended June 30, 2007 were as follows:

Large Cap Equity Fund

                                              Number
                                                of      Premiums
                                             Contracts  Received
                                             --------- ---------
               Options outstanding at
                December 31, 2006...........     300   $  53,348
               Options written..............   1,253     416,444
               Options terminated in closing
                purchase transactions.......    (630)   (276,801)
               Options expired..............    (923)   (192,991)
                                               -----   ---------
               Options outstanding at
                June 30, 2007...............      --   $      --
                                               -----   ---------

               Large Cap Growth Fund
               Options outstanding at
                December 31, 2006...........      --   $      --
               Options written..............     155      85,732
               Options terminated in closing
                purchase transactions.......    (105)    (72,133)
               Options expired..............     (50)    (13,599)
                                               -----   ---------
               Options outstanding at
                June 30, 2007...............      --   $      --
                                               -----   ---------

8. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification Of Capital Accounts

  At December 31, 2006, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                             Undistributed     Undistributed
                             Net Investment    Capital Gains/      Paid in
                                 Income     (Accumulated Losses)   Capital
                             -------------- -------------------- -----------
   International Equity Fund   $   15,129       $    (15,129)             --
   Large Cap Equity Fund....     (173,706)           173,706              --
   Large Cap Growth Fund....           --         (5,021,377)    $ 5,021,377
   S&P 500 Index Fund.......      (22,035)            22,035              --
   Small Cap Growth Fund....    2,415,162        (39,574,321)     37,159,159

10. New Accounting Pronouncements

  In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of June 30, 2007, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

  On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

         Information about Advisory and Sub-advisory Agreements (Unaudited)

    At a meeting held on May 16, 2007, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Sub-advisory Agreements with Gannett, Welsh & Kotler, LLC and Estabrook Capital Management LLC, subsidiaries of The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-advisers, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged benchmark index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-advisers;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other comparable investment companies;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's and Sub-advisers' policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

       8.other fall-out benefits which the Adviser, Sub-advisers and their affiliates receive from their relationships with the Portfolios;

       9.information about fees charged by the Adviser and Sub-advisers to other clients with similar investment objectives;

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Sub-advisers; and

      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Sub-advisers based on their experience as directors and the responses and materials provided by the Adviser and the Sub-advisers in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. The directors determined that the overall arrangements between each Portfolio and the Adviser or Sub-adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-advisers

    The directors noted that, under the Agreements, the Adviser and Sub-advisers, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs continue to be refined and enhanced. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to various regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements and that such services were appropriate and consistent with the terms of each of the Investment Advisory Agreements.

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


    The directors also considered the scope and quality of services provided by each Sub-adviser under its Sub-advisory Agreement including its responsibility for compliance matters with respect to Portfolios managed by it and concluded that such services were appropriate and consistent with the terms of each of the Sub-Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    The directors reviewed the information provided by the Adviser and the independent consultant concerning the Adviser's profitability from providing investment advisory and administration services to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio. The directors recognized that it is difficult to make comparisons of profitability derived from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors also recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. The directors did not consider the separate profitability of the Sub-advisers because the fees paid to the Sub-advisers were negotiated by the Adviser and are paid out of the advisory fees received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Sub-advisers benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above, and that the Portfolios may potentially benefit from the receipt of these services by the Adviser.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as provided by an independent consultant

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)

("Peer Category") and as provided by an independent data provider ("Data Provider Category"). The directors also considered the investment results for each Portfolio as compared with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, the directors reviewed information showing performance of each Portfolio compared to the funds in its Peer Category for the 1- and 3-year periods ended December 31, 2006, to funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2006 and compared to an appropriate securities index over comparable periods as well as other information that they deemed relevant. Among other considerations, they noted the following:

    International Equity Fund. The directors noted that the 1-year performance of International Equity Fund exceeded the median of its Peer Category, and the Fund's 3-year performance was in line with the performance of its Peer Category median.

    Large Cap Equity Fund. The directors noted that the Large Cap Equity Fund outperformed its Peer Category median for both the 1- and 3-year time periods, which represented a continuing trend of improving performance.

    Large Cap Growth Fund. The directors noted that the performance of the Large Cap Growth Fund exceeded the median performance of its Peer Category for the 1-year period, and while performance still lagged for the 3-year period, over the past year performance was improving.

    Large Cap Value Fund. The directors noted that the Large Cap Value Fund lagged the performance of its Peer Category median for the 1- and 3-year time periods, and performance had not improved during the past year. The directors also noted that the Fund has outperformed its benchmark over the recent 3- and 5-year periods and management's belief that recent, perhaps cyclical, market dynamics had been contributing to the Fund's underperformance.

    Multi-Cap Equity Fund. The directors noted that, as of December 31, 2006, the performance of the Multi-Cap Equity Fund for the 1- and 3-year periods was better than the median of its Peer Category, but that for the current 1-year period, the Fund's performance lagged that of its Peer Category median. The directors also noted management's belief that the Fund's historic long-term performance was competitive.

    S&P 500 Index Fund. The directors noted that the 1- and 3-year performance of the S&P 500 Index Fund was about the same as that of its Peer Category median.

    Small Cap Growth Fund. The directors noted that the 1- and 3-year performance of Small Cap Growth Fund lagged that of its Peer Category median. The directors further noted the numerous steps the Adviser has taken to improve performance of the Fund and that recent performance had improved. The directors also noted the Adviser's statement that the Fund's performance for the

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)

1-year period ended March 31, 2007 improved its rank to the second quartile within its Data Provider Category.

    Small Cap Core Equity Fund. The directors noted that the new Small Cap Core Equity Fund, which launched in March 2005, lagged its Peer Category median for the one-year period. The directors also noted the Adviser's statement that the Fund's performance for the first quarter of 2007 ranked in the first quartile within its Data Provider Category.

    The directors concluded that the performance of the Adviser and each Sub-Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support approval of the Agreements.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons among investment advisers regarding their advisory fees because there are variations in the types and levels of services provided by various advisers.

    The directors also considered the fees the Adviser and Sub-advisers charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. The directors were also mindful that, for many of the Portfolios, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Portfolios. The directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of funds within the relevant Peer Category as well as with a larger group of similar funds of competitors in similar distribution channels and in the Data Provider Category. The directors concluded that the advisory fees and total expense ratio of each Portfolio were reasonable in relation to the nature and quality of the services provided by the Adviser and each Sub-Adviser, as applicable.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 reductions in administration fees, which affect all Portfolios. The directors concluded that the extent to which economies of scale were expected to be shared with the Portfolios supported the approval of the Investment Advisory Agreements.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952.............                 Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to 2003. Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Retired; Formerly Executive Vice President and
  1949.............                 Chief Financial Officer, Chemtura, Inc., 2004
                                    to 2007; Senior Vice President and Chief
                                    Financial Officer, Mead Westvaco Corp., 2002
                                    to 2003; Senior Vice President and Chief
                                    Financial Officer, Westvaco Corp., 1999 to
                                    2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948.............                 Officer, Comcast Corporation, 1990 to
                                    Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939.............                 Bank of New York, 1994 to 2003.

                                                        Principal Occupations
       Officers              Position                   During Past Five Years
       --------              --------                   ----------------------

Joseph F. Murphy....... President and       Managing Director, The Bank of New York,
  1963................. Chief Executive     since April 2001.
                        Officer

Guy Nordahl............ Treasurer and       Vice President, The Bank of New York, 1999
  1965................. Principal Financial to Present.
                        Officer

Ellen Kaltman.......... Chief Compliance    Managing Director, Compliance, The Bank of
  1948................. Officer             New York, 1999 to Present.

Jennifer English**..... Secretary           Counsel, Legal Administration Services, Citi
  1972.................                     Fund Services Ohio, Inc., 2005 to Present;
                                            Assistant Vice President and Assistant Counsel,
                                            PFPC Inc., 2002 to 2005.

Molly Martin Alvarado** Assistant Secretary Paralegal, Citi Fund Services Ohio, Inc.**,
  1965.................                     2005 to Present; Blue Sky Corporate Legal
                                            Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                            Business Law Legal Assistant Coordinator,
                                            Palmer & Dodge LLP, 2002 to 2005.


* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
   Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219
                                                                BNY-SAR-EQ 6/07

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

None.

Item 11.Controls and Procedures.

a) Based on their evaluation on August 24th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 12.Exhibits.

(a)(1) The Code of Ethics: not applicable for semi-annual reports.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as
Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By:    /s/ Joseph F. Murphy
       -------------------------------
Name:  Joseph F. Murphy
Title: President and Principal Executive Officer
Date:  August 24, 2007

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Joseph F. Murphy
       -------------------------------
Name:  Joseph F. Murphy
Title: President and Principal Executive Officer
Date:  August 24, 2007

By:    /s/ Guy Nordahl
       -------------------------------
Name:  Guy Nordahl
Title: Treasurer and Principal Financial Officer
Date:  August 24, 2007